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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.




GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Income Fund                                        Contents
------------------------------------------------------------



          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  2

          NOTES TO SCHEDULE OF INVESTMENTS........................ 13

          FINANCIAL STATEMENTS

             Financial Highlights................................. 14

             Statement of Assets and Liabilities.................. 15

             Statement of Operations.............................. 16

             Statements of Changes in Net Assets.................. 17

             Notes to Financial Statements........................ 18

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 27

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 28

          ADDITIONAL INFORMATION.................................. 31

          INVESTMENT TEAM......................................... 34

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------


Information on the following performance pages relating to the GE Investments Income Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown. The performance data quoted represent past performance; past performance does not guarantee future results.

Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Income Fund

--------------------------------------------------------------------------------

[PHOTO] Paul M. Colonna


PAUL M. COLONNA

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL
M. COLONNA, WILLIAM M. HEALEY, MARK H. JOHNSON AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE.

PAUL M. COLONNA IS THE PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME AND A DIRECTOR AT GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

MARK H. JOHNSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 2007. MR. JOHNSON JOINED GE ELECTRIC COMPANY (GE) IN 1998 IN ITS EMPLOYERS REINSURANCE CORPORATION AS A TAXABLE INCOME PORTFOLIO MANAGER. MR. JOHNSON JOINED GE ASSET MANAGEMENT AS A VICE PRESIDENT AND PORTFOLIO MANAGER IN 2002 AND BECAME A SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS IN 2007.

VITA MARIE PIKE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Income Fund returned 7.88% for Class 1 shares and 7.43% for Class 4 shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 5.93% and the Fund's Morningstar peer group of 209 US Insurance Intermediate-Term Bond funds returned an average of 14.18% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009.

A. Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise ending the year at 10%. The U.S. lost over 4 million jobs in 2009 (reported by the Bureau of Labor Statistics). Government support programs targeting the auto (Cash for Clunkers) and housing (first-time homebuyer tax credits) industries created demand which boosted second half growth.

   Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0 -- 0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In the statement from its final meeting in December, the Federal Open Market Committee (FOMC) repeated that "economic conditions...are likely to warrant exceptionally low levels of the federal funds rate for an extended period." Quantitative easing measures including the purchase of $1.25 trillion of agency mortgage-back securities
   (MBS) and $175 billion of agency debt are scheduled to wind down early in

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   2010 along with many of the special liquidity facilities given the improvement in the financial markets.

   The improving fundamental backdrop created a performance environment in which non-government related issues (corporate, commercial MBS, asset-backed) outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009 producing negative total returns for U.S. treasuries. The U.S. treasury 2-year and 10-year note yield ended the year at 1.14% and 3.84% respectively, up 38 basis points (bps) and 163 bps. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market returned over 58% compared to high grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7% respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary drivers of Fund performance in 2009 were sector allocation and duration positioning. The Fund's allocation to high yield and emerging market debt had a large positive impact on total return as those two sectors far outpaced the return of the benchmark. Overweight positions in high grade credit and commercial MBS during the second half of the year also contributed positively as yield spreads narrowed. Duration positioning added to relative return, particularly in December when interest rates rose and the fund's duration was short relative to the benchmark.

Income Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2009 - December 31, 2009

----------------------------------------------------------------------------------------------
                         Account value at the     Account value at the      Expenses paid
                      beginning of the period ($) end of the period ($) during the period ($)*
----------------------------------------------------------------------------------------------
Actual Fund Return**
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,071.53                 4.39
    Class 4                    1,000.00                 1,069.14                 6.78
----------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,020.76                 4.28
    Class 4                    1,000.00                 1,018.48                 6.61
----------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.84% for Class 1
 Shares and 1.30% for Class 4 Shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**Actual Fund Returns for the six-month period ended December 31, 2009 were as follows: 7.15% for Class 1 shares, and 6.91% for Class 4 shares.

Income Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                                       Barclays Capital
              Income Fund         U.S. Aggregate Bond Index
              -----------         -------------------------
12/99          10,000.00                  10,000.00
12/00          11,073.98                  11,162.61
12/01          11,896.47                  12,105.12
12/02          13,072.45                  13,346.50
12/03          13,543.05                  13,894.31
12/04          14,006.22                  14,497.15
12/05          14,291.58                  14,849.22
12/06          14,916.29                  15,492.75
12/07          15,636.30                  16,572.07
12/08          14,836.85                  17,440.48
12/09          16,006.43                  18,474.78

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                                       ONE   FIVE  TEN   ENDING VALUE OF A
                                       YEAR  YEAR  YEAR  $10,000 INVESTMENT
     ----------------------------------------------------------------------
     Income Fund                       7.88% 2.71% 4.82%      $16,006
     ----------------------------------------------------------------------
     Barclays Capital U.S. Aggregate
      Bond Index                       5.93% 4.97% 6.33%      $18,475
     ----------------------------------------------------------------------
     Morningstar peer group average*  14.18% 3.99% 5.22%
     ----------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                              [CHART]
                                        Barclays Capital
                 Income Fund        U.S. Aggregate Bond Index
                 -----------        --------------------------
5/1/08           10,000.00                10,000.00
6/08              9,896.19                 9,918.70
9/08              9,679.93                 9,870.25
12/08             9,411.57                10,322.24
3/09              9,338.26                10,334.19
6/08              9,457.39                10,518.40
9/09              9,988.91                10,912.22
12/09            10,111.32                10,934.39

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                             ONE     SINCE   ENDING VALUE OF A
                                             YEAR  INCEPTION $10,000 INVESTMENT
-------------------------------------------------------------------------------
Income Fund                                  7.43%   0.49%        $10,081
-------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index   5.93%   5.50%        $10,934
-------------------------------------------------------------------------------
Morningstar peer group average**            14.18%
-------------------------------------------------------------------------------

INVESTMENT PROFILE                                                         [GRAPHIC]

A Mutual fund designed for investors
who seek maximum income consistent
with prudent investment management
and the preservation of capital by
investing at least 80% of its net
assets in debt securities under
normal circumstances.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $60,748 (in thousands)

                 [CHART]

Corporate Notes                  35.3%
Mortgage-Backed                  32.0%
U.S. Treasuries                  18.0%
Asset-Backed and Othe            14.1%
Other Investments                 0.5%
Federal Agencies                  0.1%


QUALITY RATINGS AS OF DECEMBER 31, 2009
as a % of Market Value
--------------------------------------------------------------------------------

             MOODY'S / S&P /                          PERCENTAGE OF
             FITCH RATING ***                         MARKET VALUE
             ------------------------------------------------------
             ------------------------------------------------------
             Aaa / AAA                                    62.74%
             ------------------------------------------------------
             Aa / AA                                       2.46%
             ------------------------------------------------------
             A / A                                        14.83%
             ------------------------------------------------------
             Baa / BBB                                    10.39%
             ------------------------------------------------------
             Ba / BB and lower                             9.58%
             ------------------------------------------------------
                                                         100.00%
             ------------------------------------------------------

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERMEDIATE-TERM BOND PEER GROUP CONSISTING OF 209, 165 AND 102 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS
  FOR THE ONE YEAR PERIOD INDICATED IN THE INTERMEDIATE-TERM BOND PEER GROUP CONSISTING OF 209 UNDERLYING ANNUITY FUNDS.
***MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                                  INCOME FUND


                                            PRINCIPAL
                                               AMOUNT       VALUE
         BONDS AND NOTES -- 92.7% +
         -----------------------------------------------------------------

         U.S. TREASURIES -- 18.4%

         U.S. Treasury Bonds
          4.50%      08/15/39............. $1,796,000 $ 1,755,310
         U.S. Treasury Notes
          0.02%      11/30/11.............  2,026,000   2,012,784   /(c)/
          0.05%      01/31/11.............    185,000     185,578   /(c)/
          1.00%      10/31/11.............  1,759,000   1,757,417   /(c)/
          1.25%      11/30/10.............    128,700     129,605
          2.13%      11/30/14.............  2,577,900   2,516,881
          3.38%      11/15/19.............  2,135,300   2,053,902   /(f)/
          4.50%      11/15/10.............     20,000      20,696
          4.63%      10/31/11.............    460,000     489,846
                                                       10,922,019

         FEDERAL AGENCIES -- 0.1%

         Federal Home Loan Mortgage Corp.

           8.25%     06/01/26.............     60,000      76,929 /(f,h)/

         AGENCY MORTGAGE BACKED -- 22.7%

         Federal Home Loan Mortgage Corp.
          4.50%      06/01/33 - 02/01/35..     46,675      46,786   /(f)/
          5.00%      07/01/35.............    190,000     195,380   /(f)/
          5.50%      05/01/20 - 03/01/38..  1,507,270   1,590,356   /(f)/
          6.00%      04/01/17 - 11/01/37..  1,170,008   1,247,143   /(f)/
          6.50%      02/01/29.............        396         429   /(f)/
          7.00%      10/01/16 - 08/01/36..    130,450     143,337   /(f)/
          7.50%      09/01/12 - 09/01/33..     17,968      20,035   /(f)/
          8.00%      11/01/30.............     17,273      19,831   /(f)/
          8.50%      04/01/30 - 05/01/30..     22,784      26,373   /(f)/
          5.50%      TBA..................    180,000     188,550   /(b)/
         Federal National Mortgage Assoc.
          4.00%      05/01/19 - 06/01/19..    181,647     185,640   /(f)/
          4.50%      05/01/18 - 12/01/34..    763,809     786,205   /(f)/
          5.00%      03/01/34 - 08/01/35..    433,182     445,765   /(f)/
          5.47%      04/01/37.............      9,496       9,942   /(g)/
          5.50%      12/01/13 - 04/01/38..  3,363,839   3,542,480   /(f)/
          5.81%      03/01/37.............      9,848      10,333   /(g)/
          6.00%      06/01/14 - 03/01/38..  1,561,476   1,666,252   /(f)/
          6.50%      07/01/17 - 08/01/34..    243,908     263,635   /(f)/
          7.00%      03/01/15 - 02/01/34..     86,286      94,533   /(f)/
          7.50%      08/01/13 - 03/01/34..    121,052     136,199   /(f)/
          8.00%      12/01/12 - 11/01/33..     93,187     106,640   /(f)/
          8.50%      05/01/31.............      4,564       5,264   /(f)/
          9.00%      04/01/16 -12/01/22...     10,744      11,832   /(f)/
          4.50%      TBA..................    170,000     169,681   /(b)/
          5.00%      TBA..................    547,000     571,615   /(b)/
          5.50%      TBA..................    485,000     507,659   /(b)/
          7.00%      TBA..................    210,000     230,114   /(b)/

                                          PRINCIPAL
                                             AMOUNT       VALUE

       Government National Mortgage
        Assoc.
        4.13%      12/20/24............. $    3,030 $     3,096     /(f,g)/
        4.38%      02/20/23 - 02/20/26..     10,891      11,193     /(f,g)/
        4.50%      08/15/33 - 09/15/34..    251,162     253,105       /(f)/
        6.00%      04/15/27 - 09/15/36..    372,124     396,963       /(f)/
        6.50%      04/15/19 - 08/15/36..    309,633     332,010       /(f)/
        7.00%      03/15/12 - 10/15/36..    186,233     205,371       /(f)/
        7.50%      11/15/31 - 10/15/33..      7,389       8,311       /(f)/
        8.00%      12/15/29.............      2,681       3,082       /(f)/
        8.50%      10/15/17.............     14,058      15,368       /(f)/
        9.00%      11/15/16 - 12/15/21..     37,892      42,198       /(f)/
                                                     13,492,706

       AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%

       Federal Home Loan Mortgage Corp.
        REMIC
        0.00%      11/15/37.............    175,676     142,720     /(e,l)/
        0.17%      09/25/43.............  1,255,742      13,824 /(e,f,g,l)/
        0.62%      09/15/34.............     63,838      48,345     /(c,d)/
        4.50%      10/15/16 - 03/15/19..    274,462      22,810   /(e,f,l)/
        5.00%      10/15/14 - 12/01/34..    523,578      50,667   /(e,f,l)/
        5.00%      05/15/38.............     75,127      73,986
        5.50%      04/15/17 - 06/15/33..    326,947      55,169   /(e,f,l)/
        6.01%      12/15/39.............    408,553      42,770   /(e,g,l)/
        6.36%      05/15/36.............    439,278      59,947   /(e,g,l)/
        6.97%      02/15/36.............    358,812      52,343   /(e,g,l)/
        7.47%      04/15/36.............    409,508      58,867   /(e,g,l)/
        7.50%      01/15/16.............     12,951      13,203       /(f)/
        7.50%      07/15/27.............     10,034       1,918   /(e,f,l)/
        8.00%      02/01/23 - 07/01/24..      4,741       1,062   /(e,f,l)/
       Federal Home Loan Mortgage
        STRIPS
        9.46%      08/01/27.............      1,254       1,006   /(c,d,f)/
       Federal National Mortgage Assoc.
        1.20%      12/25/42.............     79,122       3,780 /(e,f,g,l)/
        4.50%      05/25/18.............     50,541       1,370   /(e,f,l)/
        4.75%      11/25/14.............      2,960           2   /(e,f,l)/
        5.00%      08/25/17 - 02/25/32..    250,619      28,020   /(e,f,l)/
        5.00%      10/25/35 - 08/25/38..    207,336     203,404
        5.50%      01/25/33.............    154,174     158,927       /(f)/
        6.12%      03/25/38.............    547,379      64,208   /(e,g,l)/
        6.77%      10/25/29.............    344,496      33,665 /(e,f,g,l)/
        7.00%      09/25/20.............        647         693       /(f)/
        7.27%      05/25/18.............    487,337      55,990 /(e,f,g,l)/
        7.37%      09/25/42.............    855,308     161,354 /(e,f,g,l)/
        7.47%      08/25/16.............    110,057       6,369 /(e,f,g,l)/
        16.10%     03/25/31.............    256,076     289,697     /(f,g)/
       Federal National Mortgage Assoc.
        (Class 1)
        1.35%      11/01/34.............    252,289     209,020   /(c,d,f)/
        4.50%      09/01/35 - 01/01/36..    531,107     109,176     /(e,l)/
        5.00%      05/25/38.............    159,456      29,046     /(e,l)/
       Federal National Mortgage Assoc.
        (Class 2)
        4.50%      08/01/35.............    158,976      37,525     /(e,l)/
        5.00%      03/25/38.............    148,372      29,228     /(e,l)/
        5.50%      12/01/33.............     66,738      14,699   /(e,f,l)/

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                              PRINCIPAL
                                                 AMOUNT      VALUE

        7.50%         11/01/23.............. $   29,697 $    4,779 /(e,f,l)/
        8.00%         08/01/23 - 07/01/24...     10,448      2,445 /(e,f,l)/
        8.50%         07/25/22..............        463        103 /(e,f,l)/
        9.00%         05/25/22..............        306         76 /(e,f,l)/
       Federal National Mortgage Assoc.
        (Class B)
        6.69%         12/25/22..............        305        283 /(c,d,f)/
       Federal National Mortgage Assoc.
        (Class H)
        5.00%         10/25/22..............     73,400      7,882 /(e,f,l)/
       Federal National Mortgage Assoc.
        (Class K)
        1008.00%      05/25/22..............          7        175 /(e,f,l)/
       Federal National Mortgage Assoc.
        REMIC
        6.00%         04/25/37..............    336,119     67,425   /(e,l)/
        6.01%         01/25/40..............  1,525,539    171,289 /(e,g,l)/
        6.31%         07/25/36..............    493,369     60,683 /(e,g,l)/
        6.42%         06/25/36..............    240,526     32,415 /(e,g,l)/
       Government National Mortgage Assoc.
        6.17%         05/20/39..............    378,269     41,848 /(e,g,l)/
        6.27%         01/20/37..............    572,476     55,461 /(e,g,l)/
                                                         2,519,674

       ASSET BACKED -- 3.4%

       Bear Stearns Asset Backed Securities
        Trust
        0.45%         11/25/35..............    638,319    582,786   /(f,g)/
       Chase Funding Mortgage Loan
        Asset-Backed Certificates
        0.79%         02/25/33..............     24,048     22,283   /(f,g)/
        5.75%         05/25/32..............     23,169     11,581 /(f,g,k)/
       Countrywide Asset-Backed Certificates
        1.09%         05/25/33..............     10,708      6,178   /(f,g)/
        5.31%         08/25/35..............    750,000    690,530     /(g)/
       Discover Card Master Trust I (Class A)
        0.56%         06/16/15..............     40,000     37,601     /(g)/
       Discover Card Master Trust I (Class B)
        (Series 2)
        0.41%         05/15/12..............     60,000     57,445     /(g)/
       Mid-State Trust
        7.54%         07/01/35..............      2,011      1,893   /(f,k)/
       Nissan Auto Lease Trust
        0.30%         02/15/13..............    114,720    114,624     /(g)/
       Residential Asset Mortgage Products
        Inc. (Class A)
        0.79%         06/25/32..............     20,977     17,183     /(g)/
       Residential Asset Securities Corp.
        0.73%         07/25/32..............      4,490      2,179   /(f,g)/
       Saxon Asset Securities Trust
        5.23%         08/25/35..............    537,753    466,494     /(g)/
       Wells Fargo Home Equity Trust
        3.97%         05/25/34..............      8,806      8,735 /(f,g,k)/
                                                         2,019,512

       CORPORATE NOTES -- 36.0%

       Alliance One International, Inc.
        10.00%        07/15/16..............     68,000     71,400     /(a)/
       AMC Entertainment Inc.
        8.75%         06/01/19..............     83,000     84,660

                                                    PRINCIPAL
                                                       AMOUNT    VALUE

                American Tower Corp.
                 4.63%             04/01/15........ $ 94,000  $ 95,077   /(a)/
                Anheuser-Busch InBev Worldwide Inc.
                 5.38%             11/15/14........   89,000    94,229   /(a)/
                 7.20%             01/15/14........   31,000    35,159   /(a)/
                 7.75%             01/15/19........  159,000   186,156 /(a,f)/
                Apria Healthcare Group Inc.
                 11.25%            11/01/14........  103,000   113,042   /(a)/
                ARAMARK Corp.
                 8.50%             02/01/15........  212,000   218,360
                Archer-Daniels-Midland Co.
                 6.45%             01/15/38........   97,000   107,998
                Arizona Public Service Co.
                 6.25%             08/01/16........  165,000   174,445   /(f)/
                AT&T Inc.
                 6.40%             05/15/38........   80,000    82,214   /(f)/
                 6.70%             11/15/13........  108,000   121,851   /(f)/
                Axtel SAB de C.V.
                 9.00%             09/22/19........    6,000     6,150   /(a)/
                Banco do Brasil S.A.
                 8.50%             10/29/49........  100,000   106,500   /(a)/
                Banco Mercantil del Norte S.A.
                 6.14%             10/13/16........   14,000    13,572   /(g)/
                Banco Nacional de Desenvolvimento
                 Economico e Social
                 6.50%             06/10/19........  200,000   215,000   /(a)/
                Bank of America Corp.
                 5.75%             12/01/17........   75,000    76,801
                 6.50%             08/01/16........  260,000   279,584
                 7.38%             05/15/14........   35,000    39,715
                Barclays Bank PLC
                 5.00%             09/22/16........  100,000   102,181
                  5.20%            07/10/14........  100,000   106,001
                Berkshire Hathaway Finance Corp.
                 5.00%             08/15/13........    2,000     2,151
                BlackRock, Inc.
                 5.00%             12/10/19........   88,000    86,476
                Boston Properties LP (REIT)
                 5.88%             10/15/19........   63,000    63,197
                Boston Scientific Corp.
                 6.00%             01/15/20........   44,000    44,958
                Bristol-Myers Squibb Co.
                 5.88%             11/15/36........   56,000    58,201   /(f)/
                CA, Inc.
                 5.38%             12/01/19........   64,000    64,359
                  6.13%            12/01/14........   32,000    35,352
                Calpine Corp.
                 7.25%             10/15/17........    5,000     4,800   /(a)/
                Cantor Fitzgerald LP
                 7.88%             10/15/19........   64,000    62,634   /(a)/
                Cargill Inc.
                 5.20%             01/22/13........  162,000   171,776 /(a,f)/
                 6.00%             11/27/17........   63,000    67,147   /(a)/
                Carolina Power & Light Co.
                 5.15%             04/01/15........   80,000    86,091   /(f)/
                 5.70%             04/01/35........   45,000    44,751   /(f)/
                 6.13%             09/15/33........   88,000    92,337   /(f)/
                Case New Holland Inc.
                 7.75%             09/01/13........  136,000   139,060   /(a)/

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                            PRINCIPAL
                                               AMOUNT    VALUE

Cenovus Energy Inc.
 4.50%                     09/15/14........ $ 69,000  $ 71,225   /(a)/
 6.75%                     11/15/39........   63,000    68,673   /(a)/
Central American Bank for Economic
 Integration
 5.38%                     09/24/14........   70,000    72,625   /(a)/
Chesapeake Energy Corp.
 7.25%                     12/15/18........   17,000    17,128
Cincinnati Bell Inc.
 8.25%                     10/15/17........  122,000   123,830
Citigroup, Inc.
 5.00%                     09/15/14........   79,000    76,158
 5.13%                     05/05/14........  102,000   101,522
 6.38%                     08/12/14........  222,000   232,413
 8.50%                     05/22/19........  175,000   202,082
City National Capital Trust I
 9.63%                     02/01/40........   64,000    67,975
Clarendon Alumina Production Ltd.
 8.50%                     11/16/21........  155,000   113,150 /(a,f)/
CME Group Inc.
 5.40%                     08/01/13........   79,000    85,258
Comcast Corp.
 6.50%                     01/15/15........   62,000    69,462
Community Health Systems, Inc.
 8.88%                     07/15/15........  210,000   217,350
Consolidated Edison Company of
 New York Inc.
 5.85%                     04/01/18........   75,000    80,336
 6.65%                     04/01/19........   74,000    83,856
COX Communications Inc.
 6.25%                     06/01/18........   83,000    88,344   /(a)/
 7.13%                     10/01/12........   57,000    63,318   /(f)/
 7.75%                     11/01/10........  130,000   136,092   /(f)/
Credit Suisse
 6.00%                     02/15/18........  209,000   218,685
Credit Suisse First Boston International for
 CJSC The EXIM of Ukraine
 7.65%                     09/07/11........  100,000    84,000
CVS Caremark Corp.
 5.75%                     06/01/17........   38,000    40,106
 6.13%                     09/15/39........   94,000    93,163
 6.60%                     03/15/19........   30,000    32,829
DASA Finance Corp.
 8.75%                     05/29/18........  108,000   112,050
Diageo Finance BV
 3.25%                     01/15/15........   63,000    62,581
DirecTV Financing Company Inc.
 4.75%                     10/01/14........  132,000   134,552   /(a)/
 5.88%                     10/01/19........   76,000    77,299   /(a)/
Dominion Resources, Inc.
 5.20%                     08/15/19........   64,000    64,998
Dover Corp.
 6.50%                     02/15/11........   90,000    95,078   /(f)/
Drummond Company Inc.
 7.38%                     02/15/16........   70,000    68,425   /(a)/
 9.00%                     10/15/14........   67,000    70,266   /(a)/
Duke Energy Indiana Inc.
 6.35%                     08/15/38........  111,000   121,264
Dynegy Holdings Inc.
 7.50%                     06/01/15........  116,000   108,460

                                       PRINCIPAL
                                          AMOUNT    VALUE

Ecopetrol S.A.
 7.63%                 07/23/19....... $ 20,000  $ 22,170
Embraer Overseas Ltd.
 6.38%                 01/15/20.......   27,000    27,000
European Investment Bank
 4.88%                 01/17/17.......  100,000   107,157
Exelon Generation Company LLC
 5.20%                 10/01/19.......   88,000    88,039
  6.25%                10/01/39.......   78,000    79,469
Gaz Capital S.A.
 9.25%                 04/23/19.......  100,000   111,500
Genworth Financial Inc.
 8.63%                 12/15/16.......   64,000    66,396
GlaxoSmithKline Capital Inc.
 4.85%                 05/15/13.......   66,000    70,848
Globo Comunicacao e Participacoes S.A.
 7.25%                 04/26/22.......  100,000   104,500   /(a)/
HCA Inc.
 7.88%                 02/15/20.......  152,000   158,270   /(a)/
  9.25%                11/15/16.......  194,000   208,308
HCC Insurance Holdings, Inc.
 6.30%                 11/15/19.......   32,000    32,502
Health Management Associates, Inc.
 6.13%                 04/15/16.......  139,000   130,312
Holcim US Finance Sarl & Cie SCS
 6.00%                 12/30/19.......   49,000    51,004   /(a)/
Host Hotels & Resorts LP (REIT)
 9.00%                 05/15/17.......  185,000   200,031   /(a)/
HSBC Bank USA N.A.
 4.63%                 04/01/14.......   50,000    52,195
HSBC Finance Corp.
 5.00%                 06/30/15.......  234,000   241,723
 5.70%                 06/01/11.......  135,000   141,036
 6.75%                 05/15/11.......   95,000   100,403
HSBC Holdings PLC
 6.50%                 05/02/36.......  100,000   104,882   /(f)/
 6.80%                 06/01/38.......  250,000   271,318
IIRSA Norte Finance Ltd.
 8.75%                 05/30/24.......  160,528   168,554 /(a,f)/
Illinois Power Co.
 9.75%                 11/15/18.......   98,000   121,860
Ingles Markets Inc.
 8.88%                 05/15/17.......  140,000   145,600
Inmarsat Finance PLC
 7.38%                 12/01/17.......  100,000   102,250   /(a)/
Intelsat Subsidiary Holding Company Ltd.
 8.88%                 01/15/15.......   69,000    71,415
Intergen N.V.
 9.00%                 06/30/17.......  288,000   300,240   /(a)/
International Paper Co.
 7.50%                 08/15/21.......  132,000   147,902
Johnson & Johnson
 5.85%                 07/15/38.......   70,000    75,521
JPMorgan Chase & Co.
 5.13%                 09/15/14.......  190,000   200,405
 6.30%                 04/23/19.......   48,000    52,804
JPMorgan Chase Bank
 5.88%                 06/13/16.......   19,000    19,937
JPMorgan Chase Capital XXVII
 7.00%                 11/01/39.......   95,000    95,809

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                    PRINCIPAL
                                                       AMOUNT    VALUE

                 KazMunaiGaz Finance Sub BV
                   11.75%           01/23/15....... $100,000  $120,500 /(a)/
                 Kreditanstalt fuer Wiederaufbau
                  3.50%             03/10/14.......  340,000   349,407
                  4.13%             10/15/14.......  132,000   138,329
                  4.50%             07/16/18.......  231,000   238,548
                 L-3 Communications Corp.
                  5.88%             01/15/15.......   82,000    81,898
                 Lincoln National Corp.
                  8.75%             07/01/19.......  110,000   125,686
                 Majapahit Holding BV
                  7.25%             10/17/11.......  100,000   104,500 /(a)/
                  7.75%             10/17/16.......  100,000   105,880 /(a)/
                  7.75%             01/20/20.......  100,000   104,750
                 Massey Energy Co.
                  6.88%             12/15/13.......   69,000    68,914
                 McDonald's Corp.
                  6.30%             03/01/38.......   57,000    62,874
                 Mead Johnson Nutrition Co.
                  4.90%             11/01/19.......   94,000    93,200 /(a)/
                 Merrill Lynch & Company Inc.
                  6.05%             08/15/12.......  110,000   117,836
                   6.88%            04/25/18.......  110,000   118,518
                 Midamerican Energy Holdings Co.
                  6.13%             04/01/36.......  115,000   117,782 /(f)/
                 Morgan Stanley
                  5.05%             01/21/11.......   42,000    43,562
                  5.63%             09/23/19.......  125,000   125,914
                  6.00%             04/28/15.......   67,000    71,370
                  7.30%             05/13/19.......  166,000   186,406
                 Morgan Stanley (Series F)
                  6.63%             04/01/18.......  100,000   108,117
                 Munich Re America Corp. (Series B)
                  7.45%             12/15/26.......  105,000   108,152 /(f)/
                 NAK Naftogaz Ukraine
                  9.50%             09/30/14.......  100,000    83,946 /(m)/
                 National Agricultural Cooperative
                  Federation
                  5.00%             09/30/14.......   58,000    60,113 /(a)/
                 Newmont Mining Corp.
                  5.13%             10/01/19.......   49,000    49,023
                  6.25%             10/01/39.......  142,000   142,170
                 News America Inc.
                  5.65%             08/15/20.......   45,000    46,856 /(a)/
                  6.65%             11/15/37.......   96,000   101,405
                 Nexen Inc.
                  6.20%             07/30/19.......  113,000   119,568
                  7.50%             07/30/39.......   76,000    87,130
                 NGPL Pipeco LLC
                  7.12%             12/15/17.......   81,000    89,381 /(a)/
                 Nisource Finance Corp.
                  6.13%             03/01/22.......   62,000    63,274
                 Noble Group Ltd.
                  6.75%             01/29/20.......  100,000   102,625 /(a)/
                 NorthWestern Corp.
                  5.88%             11/01/14.......   85,000    88,169 /(f)/
                 NRG Energy, Inc.
                  7.38%             02/01/16.......  195,000   195,244

                                                      PRINCIPAL
                                                         AMOUNT    VALUE

                 Oracle Corp.
                  5.00%               07/08/19....... $ 66,000  $ 68,065
                 Pacific Gas & Electric Co.
                  5.80%               03/01/37.......  105,000   106,418
                 Pacificorp
                  6.25%               10/15/37.......    2,000     2,158
                 Parker Hannifin Corp.
                  5.50%               05/15/18.......  114,000   120,097
                 Pemex Finance Ltd.
                  9.03%               02/15/11.......   16,250    16,738 /(f)/
                 Petrobras International Finance Co.
                  5.75%               01/20/20.......   70,000    71,210
                 Petroleos Mexicanos
                  4.88%               03/15/15.......  100,000    99,630 /(a)/
                  8.00%               05/03/19.......   18,000    20,835
                 Pfizer Inc.
                  6.20%               03/15/19.......   64,000    71,144
                  7.20%               03/15/39.......   32,000    39,102
                 Pioneer Natural Resources Co.
                  7.50%               01/15/20.......   58,000    58,026
                 Plains All American Pipeline LP
                  4.25%               09/01/12.......   97,000   100,102
                 PNC Funding Corp.
                  4.25%               09/21/15.......   62,000    63,247
                 Principal Financial Group, Inc.
                  8.88%               05/15/19.......   45,000    51,908
                 Prudential Financial, Inc.
                  3.63%               09/17/12.......   31,000    31,459
                  5.15%               01/15/13.......   73,000    76,795
                  7.38%               06/15/19.......   66,000    73,997
                 QVC Inc.
                  7.50%               10/01/19.......   52,000    53,040 /(a)/
                 Qwest Communications International Inc.
                  8.00%               10/01/15.......   64,000    65,760 /(a)/
                 RailAmerica, Inc.
                  9.25%               07/01/17.......  128,000   136,160
                 Republic Services Inc.
                  5.25%               11/15/21.......   64,000    62,927 /(a)/
                  5.50%               09/15/19.......   44,000    44,680 /(a)/
                 Reynolds Group DL Escrow Inc.
                  7.75%               10/15/16.......  167,000   170,758 /(a)/
                 Roche Holdings Inc.
                  6.00%               03/01/19.......   76,000    83,513 /(a)/
                 Royal Bank of Scotland Group PLC
                  6.40%               10/21/19.......   42,000    41,865
                 Sabine Pass LNG LP
                  7.25%               11/30/13.......  105,000    95,288
                 SBA Telecommunications Inc.
                  8.00%               08/15/16.......   28,000    29,260 /(a)/
                   8.25%              08/15/19.......   42,000    44,520 /(A)/
                 Security Benefit Life Insurance
                  8.75%               05/15/16.......  120,000    30,000 /(a)/
                 Simon Property Group LP (REIT)
                  6.75%               05/15/14.......   78,000    83,123
                 Southern California Edison Co.
                  5.50%               08/15/18.......   65,000    69,388
                 Spirit Aerosystems Inc.
                  7.50%               10/01/17.......   64,000    63,040 /(a)/
                 Talisman Energy Inc.
                  7.75%               06/01/19.......   52,000    61,069

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                           PRINCIPAL
                                                              AMOUNT    VALUE

                 Target Corp.
                  7.00%               01/15/38............ $ 52,000  $ 60,671
                 Teachers Insurance & Annuity Association
                  of America
                  6.85%               12/16/39............   76,000    78,564 /(a)/
                 Teck Resources Ltd.
                  10.75%              05/15/19............   16,000    19,120
                 Telecom Italia Capital S.A.
                  6.20%               07/18/11............   81,000    85,736
                  7.18%               06/18/19............   92,000   102,567
                 Telefonica Emisiones SAU
                  5.86%               02/04/13............  150,000   162,070
                 Tesoro Corp. (Series B)
                  6.63%               11/01/15............  164,000   155,800
                 The Allstate Corp.
                  7.45%               05/16/19............   48,000    55,767 /(f)/
                 The Bear Stearns Companies LLC
                  6.95%               08/10/12............  114,000   127,369 /(f)/
                 The Dow Chemical Co.
                  5.90%               02/15/15............   90,000    96,712
                  8.55%               05/15/19............   32,000    38,181
                 The Goldman Sachs Group, Inc.
                  5.25%               10/15/13............   51,000    54,163
                  6.00%               05/01/14............   90,000    98,439
                  6.60%               01/15/12............    7,000     7,610
                  7.50%               02/15/19............  150,000   174,870
                 The Kroger Co.
                  6.15%               01/15/20............   98,000   104,884
                 The Potomac Edison Co.
                  5.35%               11/15/14............   95,000    99,568 /(f)/
                 The Royal Bank of Scotland PLC
                  4.88%               08/25/14............  100,000   101,369 /(a)/
                 The Toledo Edison Company
                  7.25%               05/01/20............   32,000    36,516
                 The Travelers Companies, Inc.
                  5.80%               05/15/18............   78,000    83,127
                 The Williams Companies, Inc.
                  7.88%               09/01/21............   96,000   110,114
                 Thermo Fisher Scientific, Inc.
                  3.25%               11/18/14............   64,000    62,746 /(a)/
                 Thomson Reuters Corp.
                  5.95%               07/15/13............  115,000   125,892
                 Time Warner Cable Inc.
                  6.75%               07/01/18............   58,000    63,717
                  7.50%               04/01/14............   52,000    59,913
                  8.75%               02/14/19............  110,000   134,065
                 Time Warner Inc.
                  5.88%               11/15/16............   83,000    89,599
                 Transocean Inc.
                  6.00%               03/15/18............   78,000    83,221
                 United Technologies Corp.
                  6.13%               07/15/38............   39,000    42,251
                 UPC Germany GmbH
                  8.13%               12/01/17............  100,000   101,125 /(a)/
                 USB Capital XIII Trust
                  6.63%               12/15/39............   64,000    65,046
                 Valero Energy Corp.
                  6.63%               06/15/37............   85,000    79,758
                 Vedanta Resources PLC
                  6.63%               02/22/10............   30,000    30,075

                                               PRINCIPAL
                                                  AMOUNT         VALUE

              Verizon Communications Inc.
               6.35%            04/01/19...... $ 30,000    $    33,097
               6.40%            02/15/38......   70,000         73,179
               6.90%            04/15/38......   76,000         84,234
               8.75%            11/01/18......   40,000         49,961
              Verizon Global Funding Corp.
               7.25%            12/01/10......  193,000        203,958
              Verizon Wireless Capital LLC
               5.55%            02/01/14......  106,000        115,039
               7.38%            11/15/13......  193,000        221,693
              Virgin Media Finance PLC
               8.38%            10/15/19......  100,000        102,875
              VTB Capital SA for Vneshtorgbank
               6.32%            02/04/15......  100,000         99,020      /(g)/
              Walgreen Co.
               5.25%            01/15/19......   67,000         71,101
              WEA Finance LLC
               6.75%            09/02/19......   64,000         68,720      /(a)/
               7.50%            06/02/14......  100,000        112,530      /(a)/
              Westpac Banking Corp.
               4.88%            11/19/19......  128,000        126,337
              Windstream Corp.
               7.88%            11/01/17......  150,000        148,125      /(a)/
              Woodside Finance Ltd.
               4.50%            11/10/14......  126,000        127,123      /(a)/
              Wyeth
               5.50%            03/15/13......  108,000        117,427
              XL Capital Ltd.
               5.25%            09/15/14......  142,000        139,064
              Xstrata Finance Canada Ltd.
               5.80%            11/15/16......   62,873         64,442      /(a)/
              XTO Energy Inc.
               6.38%            06/15/38......   61,000         68,662
               6.50%            12/15/18......   32,000         36,566
                                                            21,459,445

              NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.8%

              Banc of America Commercial
               Mortgage Inc. (Class A)
               5.49%            02/10/51......  131,250        110,726
               5.66%            06/10/49......  150,000        125,376
              Banc of America Commercial Mortgage
               Inc. (Class C)
               5.70%            04/10/49......  100,000         21,613  /(f,g,k)/
              Banc of America Funding Corp.
               5.37%            02/20/36......   10,400              4  /(f,g,k)/
               5.60%            03/20/36......   68,727          3,753  /(f,g,k)/
              Banc of America Mortgage Securities
               Inc. (Class B)
               5.16%            01/25/36......   73,790          5,497  /(f,g,k)/
              Bear Stearns Commercial Mortgage
               Securities
               5.46%            03/11/39......   50,000         30,489      /(g)/
               5.48%            10/12/41......  245,000        247,901      /(f)/
               5.61%            06/11/50......   90,000         91,283
               5.69%            06/11/50......  120,000        105,069      /(g)/
               5.72%            06/11/40......   60,000         29,992      /(g)/
               6.21%            11/11/17......   70,000         34,337      /(g)/

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                   PRINCIPAL
                                                      AMOUNT    VALUE

              Bear Stearns Commercial Mortgage
               Securities (Class A)
               5.46%             04/12/38........ $   25,000 $ 25,370       /(g)/
               5.54%             10/12/41........    130,000  129,262
               5.92%             06/11/50........     80,000   57,761       /(g)/
              Bear Stearns Commercial Mortgage
               Securities (Class D)
               5.99%             09/11/42........     20,000    3,738     /(g,k)/
              Citigroup Commercial Mortgage Trust
               (Class A)
               5.62%             10/15/48........    150,000  142,894
              Countrywide Commercial Mortgage
               Trust
               5.46%             07/12/46........    150,000  115,177
              Credit Suisse Mortgage Capital
               Certificates
               5.47%             09/15/39........    217,000  185,865       /(f)/
              Credit Suisse Mortgage Capital
               Certificates (Class C)
               5.65%             02/25/36........     38,184    2,774   /(f,g,k)/
              CS First Boston Mortgage Securities
               Corp.
               0.65%             07/15/37........  1,732,683   24,611 /(a,f,g,k)/
               1.40%             03/15/35........  2,687,264    6,208 /(a,f,g,k)/
               5.34%             10/25/35........     72,554    5,804   /(f,g,k)/
              Greenwich Capital Commercial Funding
               Corp.
               5.44%             03/10/39........     90,000   79,519
               5.60%             12/10/49........     50,000   49,521
              GS Mortgage Securities Corp II
               5.56%             11/10/39........     90,000   78,799
              Indymac INDA Mortgage Loan Trust
               5.22%             01/25/36........     99,488    1,194   /(f,g,k)/
              Indymac INDA Mortgage Loan Trust
               (Class B)
               5.22%             01/25/36........     99,247    5,592   /(f,g,k)/
              JP Morgan Chase Commercial
               Mortgage Securities Corp.
               5.50%             06/12/47........     30,000   13,359       /(g)/
               5.79%             02/12/51........     90,000   78,510       /(g)/
               6.07%             02/12/51........    210,000  165,192
               6.20%             02/12/51........     40,000    7,066     /(g,k)/
              JP Morgan Chase Commercial
               Mortgage Securities Corp. (Class A)
               5.90%             02/12/51........    120,000   86,855       /(g)/
              LB-UBS Commercial Mortgage Trust
               0.67%             09/15/39........  5,778,807  117,040   /(f,g,k)/
               0.72%             01/18/12........  2,328,304   26,468   /(f,g,k)/
               5.87%             09/15/45........    150,000  131,656       /(g)/
               6.15%             04/15/41........     30,000   17,554
              LB-UBS Commercial Mortgage Trust
               (Class B)
               6.65%             07/14/16........     34,000   35,067   /(a,f,k)/
              LB-UBS Commercial Mortgage Trust
               (Class F)
               6.24%             07/15/40........     70,000   11,704     /(g,k)/
              MASTR Alternative Loans Trust
               5.00%             08/25/18........    108,355   10,663 /(e,f,k,l)/
              MLCC Mortgage Investors Inc.
               5.04%             02/25/36........     59,995    2,298   /(f,g,k)/

                                                 PRINCIPAL
                                                    AMOUNT      VALUE

              Morgan Stanley Capital I
               5.28%              12/15/43...... $102,000  $  103,282     /(f)/
               5.33%              12/15/43......  102,000      94,651     /(f)/
               5.36%              11/12/41......  245,000     201,699
               5.39%              11/12/41......  280,000     157,259   /(f,g)/
               5.71%              07/12/44......  100,000     100,106     /(f)/
              Morgan Stanley Capital I (Class A)
               1.00%              03/12/44......  150,000     144,654     /(g)/
              Puma Finance Ltd. (Class A)
               0.66%              10/11/34......   59,758      57,164     /(g)/
              Residential Funding Mortgage Securities
               I
               5.75%              01/25/36......  169,217      12,319   /(f,k)/
              Wachovia Bank Commercial Mortgage
               Trust
               5.25%              12/15/43......  120,000     115,937
              Wachovia Bank Commercial Mortgage
               Trust (Class A)
               5.99%              06/15/45......   30,000      18,071     /(g)/
              Wells Fargo Mortgage Backed Securities
               Trust
               5.39%              08/25/35......  105,281       6,580 /(f,g,k)/
               5.50%              01/25/36......  149,990      21,911   /(f,k)/
                                                            3,457,194

              SOVEREIGN BONDS -- 1.7%

              Government of Argentina
               2.50%              12/31/38......   13,655       4,745
              Government of Belize
               4.25%              02/20/29......   13,600       7,480     /(h)/
              Government of Brazil
               8.00%              01/15/18......   71,778      81,898
              Government of Colombia
               6.13%              01/18/41......  100,000      92,750
              Government of Dominican
               9.50%              09/27/11......   57,527      59,828
              Government of Indonesia
               11.63%             03/04/19......  100,000     143,500     /(a)/
              Government of Korea
               5.75%              04/16/14......   22,000      24,047
              Government of Lebanon
               4.00%              12/31/17......   11,050      10,221
              Government of Panama
               6.70%              01/26/36......  105,000     110,775
              Government of Peruvian
               6.55%              03/14/37......   84,000      87,360
              Government of Philippines
               6.50%              01/20/20......  100,000     108,250
              Government of Poland
               6.38%              07/15/19......   21,000      22,841
              Government of Uruguay
               6.88%              09/28/25......   20,114      21,120
              Government of Venezuela
               5.38%              08/07/10......   99,000      96,525
               10.75%             09/19/13......   34,000      29,920
              Republic of Lithuania
               6.75%              01/15/15......  100,000     101,811     /(a)/
                                                            1,003,071

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

INCOME FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                       PRINCIPAL
                                                          AMOUNT          VALUE

               MUNICIPAL BONDS AND NOTES -- 0.4%

               American Municipal Power-Ohio Inc.
                6.05%                  02/15/43....... $ 50,000    $    46,834

               Dallas Area Rapid Transit
                6.00%                  12/01/44.......   40,000         40,961

               New Jersey State Turnpike Authority
                7.41%                  01/01/40.......  110,000        123,174

               New Jersey Transportation Trust Fund
                Authority
                6.88%                  12/15/39.......   15,000         15,408
                                                                       226,377

               TOTAL BONDS AND NOTES
                (COST $55,242,854)....................              55,176,927
               -------------------------------------------------------------------------
               OTHER INVESTMENTS -- 0.4%
               -------------------------------------------------------------------------
               GEI Investment Fund
                (COST $344,050).......................                 261,478    /(i)/

               TOTAL INVESTMENT IN SECURITIES
                (COST $55,586,904)....................              55,438,405
               -------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 8.9%
               -------------------------------------------------------------------------

               GE Money Market Fund
                Institutional Class
                0.01%
                (COST $5,309,356)                                    5,309,356  /(c,j)/

               TOTAL INVESTMENTS
                (COST $60,896,260)....................              60,747,761

               LIABILITIES IN EXCESS OF OTHER ASSETS, NET
                -- (2.0)%........                                   (1,205,167)
                                                                   -----------
               NET ASSETS -- 100.0%...................             $59,542,594
                                                                   ===========

OTHER INFORMATION
------------------

The GEI Income Fund had the following long futures contracts open at December 31, 2009:

                                       NUMBER    CURRENT     UNREALIZED
                           EXPIRATION    OF      NOTIONAL  APPRECIATION/
      DESCRIPTION             DATE    CONTRACTS   VALUE    (DEPRECIATION)
      -------------------------------------------------------------------
      2 Yr. U.S. Treasury
       Notes Futures       March 2010     3     $  648,797   $   (516)
      5 Yr. U.S. Treasury
       Notes Futures       March 2010    17      1,944,508    (31,789)

The GEI Income Fund had the following short futures contracts open at December 31, 2009:

                                       NUMBER     CURRENT      UNREALIZED
                           EXPIRATION    OF       NOTIONAL   APPRECIATION/
     DESCRIPTION              DATE    CONTRACTS    VALUE     (DEPRECIATION)
     ----------------------------------------------------------------------
     10 Yr. U.S. Treasury
      Notes Futures        March 2010    35     $(4,040,859)    $104,646
                                                                --------
                                                                $ 72,341
                                                                ========

See Notes to Schedule of Investments on page 13 and Notes to Financial Statements on page 18.

Notes to Schedule of Investments                   December 31, 2009
---------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $5,863,662 or 9.85% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)Coupon amount represents effective yield.

(d)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g)Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

(h)Step coupon bond. Security becomes interest bearing at a future date.

(i)GE Asset Management (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(j)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund

(k)Illiquid securities. At December 31, 2009, these securities amounted to $354,113 or 0.59% of net assets for the GE Investments Income Fund. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(l)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(m)Securities in default.

*  Less than 0.1%.

** Amount is less than $ 0.01.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

REIT    Real Estate Investment Trust

REMIC   Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and
        Principal of Security

TBA     To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------


INCOME FUND

                                            -----------------------------------------------------------
                                                                     CLASS 1
                                            ----------------------------------------------------------
                                              12/31/09     12/31/08    12/31/07 12/31/06   12/31/05
                                            --------     --------      -------- -------- --------
INCEPTION DATE                                   --            --           --        --   1/3/95
Net asset value, beginning of period....... $ 10.26      $  11.50      $ 11.80  $  11.84 $  12.25
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.37          0.56         0.81      0.56     0.61
  Net realized and unrealized
   gains/(losses) on investments...........    0.45        (1.16)       (0.25)    (0.04)   (0.36)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS....    0.82        (0.60)         0.56      0.52     0.25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.46          0.64         0.82      0.56     0.61
  Net realized gains.......................      --            --           --        --     0.05
  Return of capital........................      --          0.00/(b)/    0.04        --     0.00/(b)/
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.46          0.64         0.86      0.56     0.66
---------------------------------------------------------------------------------------------------------
Net asset value, end of period............. $ 10.62      $  10.26      $ 11.50  $  11.80 $  11.84
---------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.........................   7.88%       (5.21)%        4.83%     4.37%    2.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $59,532      $ 68,731      $93,480  $126,732 $116,558
  Ratios to average net assets:
    Net investment income..................   4.01%         4.63%        5.07%     5.07%    4.49%
    Gross Expense..........................   0.84%         0.65%        0.61%     0.61%    0.60%
    Net Expenses...........................   0.84%/(c)/    0.63%/(c)/   0.61%     0.61%    0.60%
Portfolio turnover rate....................    251%          385%         448%      270%     311%
---------------------------------------------------------------------------------------------------------

                                            ---------------------------
                                                      CLASS 4
                                            ---------------------------
                                              12/31/09      12/31/08
                                            --------     --------
INCEPTION DATE                                   --        5/1/08
Net asset value, beginning of period.......  $10.24        $11.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.16          0.37**
  Net realized and unrealized
   gains/(losses) on investments...........    0.63        (1.08)
-----------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS....    0.79        (0.71)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.41          0.61
  Net realized gains.......................      --            --
  Return of capital........................      --          0.00/(b)/
-----------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.41          0.61
-----------------------------------------------------------------------
Net asset value, end of period.............  $10.62        $10.24
-----------------------------------------------------------------------
TOTAL RETURN /(A)/.........................   7.43%       (6.16)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $    10      $      9
  Ratios to average net assets:
    Net investment income..................   3.56%         4.33%*
    Gross Expense..........................   1.29%         1.10%*
    Net Expenses...........................   1.29%/(c)/    1.08%/(c)/*
Portfolio turnover rate....................    251%          385%
-----------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Less than $0.01 per share.
(c)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                   INCOME
and Liabilities DECEMBER 31, 2009                                      FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $55,242,854)......... $55,176,927
  Investments in affiliated securities, at market (cost $344,050).     261,478
  Short-term affiliated investments (at amortized cost)...........   5,309,356
  Income receivables..............................................     545,302
  Receivable for fund shares sold.................................         983
  Variation margin receivable.....................................       9,337
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  61,303,383
-------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders............................          16
  Payable for investments purchased...............................   1,688,160
  Payable for fund shares redeemed................................       9,631
  Payable to GEAM.................................................      24,384
  Accrued other expenses..........................................      38,598
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................   1,760,789
-------------------------------------------------------------------------------
NET ASSETS........................................................ $59,542,594
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................  71,934,978
  Undistributed (distribution in excess of) net investment income.       2,589
  Accumulated net realized gain (loss)............................ (12,318,815)
  Net unrealized appreciation/(depreciation) on:
    Investments...................................................    (148,499)
    Futures.......................................................      72,341
-------------------------------------------------------------------------------
NET ASSETS........................................................ $59,542,594
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  59,532,484
Shares outstanding ($0.01 par value; unlimited shares authorized).   5,604,250
Net asset value per share.........................................      $10.62

CLASS 4:

NET ASSETS........................................................      10,110
Shares outstanding ($0.01 par value; unlimited shares authorized).         952
Net asset value per share.........................................      $10.62

See Notes to Financial Statements.

Statements of Operations                                                    INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009                                         FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Interest............................................................ $ 2,988,164
    Interest from affiliated investments................................       7,644
-------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................   2,995,808
-------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................     310,187
    Distributors Fees (Notes 4)
      Class 4...........................................................          43
    Transfer agent......................................................      17,919
    Directors's fees....................................................       2,303
    Custody and accounting expenses.....................................     152,116
    Professional fees...................................................      23,094
    Registration expenses...............................................       4,159
    Other expenses......................................................      18,468
-------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................     528,289
-------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser............................      (8,712)
-------------------------------------------------------------------------------------
    Net expenses........................................................     519,577
-------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.................................................   2,476,231
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................  (5,420,655)
      Futures...........................................................     140,719
      Foreign currency transactions.....................................        (429)

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................   7,493,784
      Futures...........................................................     (62,357)
-------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments.....................   2,151,062
-------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $ 4,627,293
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets                                     INCOME
                                                                         FUND
-----------------------------------------------------------------------------------------
                                                               YEAR ENDED    YEAR ENDED
                                                              DECEMBER 31,  DECEMBER 31,
                                                                  2009          2008
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................... $  2,476,231  $  3,994,585
    Net realized (loss) on investments and futures...........   (5,280,365)   (2,556,185)
    Net increase (decrease) in unrealized appreciation /
      (depreciation) on investments and futures..............    7,431,427    (5,834,231)
-----------------------------------------------------------------------------------------
    Net increase (decrease) from operations..................    4,627,293    (4,395,831)
-----------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1................................................   (2,472,834)   (4,063,117)
      Class 4................................................         (379)         (528)
-----------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS........................................   (2,473,213)   (4,063,645)
-----------------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations and
      distributions..........................................    2,154,080    (8,459,476)
-----------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1................................................    1,389,310     6,597,220
      Class 4................................................           --        10,000
    Value of distributions reinvested
      Class 1................................................    2,472,834     4,063,117
      Class 4................................................          379           528
    Cost of shares redeemed
      Class 1................................................  (15,214,264)  (26,951,232)
      Class 4................................................           --            --
-----------------------------------------------------------------------------------------
    Net (decrease) from share transactions...................  (11,351,741)  (16,280,367)
-----------------------------------------------------------------------------------------
  TOTAL (DECREASE) IN NET ASSETS.............................   (9,197,661)  (24,739,843)

NET ASSETS
  Beginning of period........................................   68,740,255    93,480,098
-----------------------------------------------------------------------------------------
  End of period.............................................. $ 59,542,594  $ 68,740,255
-----------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
  INCOME, END OF PERIOD...................................... $      2,589  $         --
-----------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold..................................................      130,515       572,624
Issued for distributions reinvested..........................      232,626       395,244
Shares redeemed..............................................   (1,460,217)   (2,398,663)
-----------------------------------------------------------------------------------------
Net (decrease) in fund shares................................   (1,097,076)   (1,430,795)
-----------------------------------------------------------------------------------------

CLASS 4
Shares sold..................................................           --           865
Issued for distributions reinvested..........................           36            51
Shares redeemed..............................................           --            --
-----------------------------------------------------------------------------------------
Net increase in fund shares..................................           36           916
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Any short-term securities of sufficient credit quality held by the Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                               Level 1     Level 2    Level 3      Total
---------------------------------------------------------------------------
Investments in Securities+    $5,309,356 $53,792,541 $1,645,864 $60,747,761
Other Financial Instruments+      72,341          --         --      72,341

+See Statement of Investments for industry classification.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                      INVESTMENTS
                                                                     IN SECURITIES
-------------------------------------------------------------------- -------------
Balance at 12/31/08.................................................  $ 1,731,013
   Accrued discounts/premiums.......................................      171,218
   Realized gain (loss).............................................   (1,402,936)
   Change in unrealized appreciation (depreciation).................      960,105
   Net purchases (sales)............................................      (25,061)
   Net transfers in and out of Level 3..............................      211,525
----------------------------------------------------------------------------------
Balance at 12/31/09.................................................  $ 1,645,864
----------------------------------------------------------------------------------
Change in Unrealized Gain/(Loss) for the year on level 3 securities still held at December 31, 2009...................................  $  (257,005)

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

to the underlying instrument , or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                                    Net Tax
                                                                 Appreciation/                     Undistributed
                                                 Net Tax        (Depreciation) on  Undistributed    Long-Term
   Cost of        Gross Tax     Gross Tax     Appreciation/       Derivatives,        Income/         Gains       Post October
Investments for  Unrealized    Unrealized    (Depreciation) on    Currency and     (Accumulated    (Accumulated   Losses (see
 Tax Purposes    Appreciation  Depreciation    Investments      other Net Assets   Ordinary Loss)  Capital Loss)  Detail Below)
--------------------------------------------------------------------------------------------------------------------------------
 $61,034,578     $2,220,400    $(2,507,217)     $(286,817)            $--             $2,589       $(12,108,156)      $--

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                       Amount                   Expires
              ---------------------------------------------------
                     $1,055,894                12/31/2013
                      1,322,182                12/31/2014
                      1,315,125                12/31/2015
                       972,866                 12/31/2016
                      7,442,089                12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                        $--                       $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                                    Long-Term
                                                     Capital
                              Ordinary Income         Gains      Return of Capital               Total
-----------------------------------------------------------------------------------------------------------------
2009                                    $2,473,213     $--                         $--                $2,473,213
2008                                     4,014,342      --                      49,303                 4,063,645

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

      Undistributed
      (Distribution
      in Excess of)
      Net Investment             Accumulated                 Paid in
          Income              Net Realized Gain              Capital
 -----------------------------------------------------------------------------
          $(429)                     $429                      $--


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS

The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                            Asset Derivatives December 31, 2009     Liability Derivatives December 31, 2009
                          ----------------------------------------------------------------------------------
    Derivatives not
   --accounted for as        Location in       Notional               Location in       Notional
        hedging            the Statements    Value/No. of           the Statements    Value/No. of
 instruments under FASB       of Assets       Contracts     Fair       of Assets       Contracts      Fair
        ASC 815            and Liabilities   Long/(Short)   Value   and Liabilities   Long/(Short)   Value
------------------------------------------------------------------------------------------------------------
Interest Rate Contracts   Receivables, Net   2,593,305/20 (32,305)*                  (4,040,859)/35 104,646*
                              Assets --                              Payables, Net
                             Unrealized                                Assets --
                            Appreciation/                             Unrealized
                          (Depreciation) on                          Appreciation/
                               futures                              (Depreciation)
------------------------------------------------------------------------------------------------------------

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS AND EQUITY SECTION OF THE STATEMENT OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                                                               Change in Unrealized
    Derivatives not                                   Total Number of                             Appreciation/
accounted for as hedging      Location in the         Futures/Options      Realized Gain or       (Depreciation)
      instruments              Statements of        Contracts Purchased/ (Loss) on Derivatives    on Derivatives
   under FASB ASC 815            Operations                (Sold)        Recognized in Income  Recognized in Income
-------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts   Net realized gain/(loss)       819/(866)              140,719              (62,357)
                            on futures, Increase/
                          (decrease) in unrealized
                               appreciation/
                             (depreciation) on
                                  futures
-------------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ended December 31, 2009, $1,174 was charged to the Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $107,088,666               $130,434,136

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $48,672,486                $43,095,501

SECURITY LENDING At December 31, 2009, and for the year then ended the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------


The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Income Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP




Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal                     (unaudited)
------------------------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.
During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the

Advisory and Administrative Agreement Renewal                     (unaudited)
------------------------------------------------------------------------------

performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about the investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM's investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED AND PROFITS REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range, although at the higher end of the range. In light of the foregoing, the Board members, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Advisory and Administrative Agreement Renewal                     (unaudited)
------------------------------------------------------------------------------


FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                                            (unaudited)
------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                                            (unaudited)
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR   Trustee of GE Funds since 1993, GE
Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
-------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME
INVESTMENTS

Amiel Goldberg, SENIOR VICE PRESIDENT, CHIEF RISK OFFICER

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITY INVESTMENTS (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900




    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Core Value Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Core Value Equity Fund                             Contents
------------------------------------------------------------


          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  2

          NOTES TO SCHEDULE OF INVESTMENTS........................  9

          FINANCIAL STATEMENTS

             Financial Highlights................................. 10

             Statement of Assets and Liabilities.................. 11

             Statement of Operations.............................. 12

             Statements of Changes in Net Assets.................. 13

             Notes to Financial Statements........................ 14

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 22

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 23

          ADDITIONAL INFORMATION.................................. 26

          INVESTMENT TEAM......................................... 29

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Core Value Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Core Value Equity Fund

--------------------------------------------------------------------------------


[PHOTO] Stephen V. Gelhaus


Stephen V. Gelhaus

[PHOTO] Paul C. Reinhardt


Paul C. Reinhardt

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions.

Paul Reinhardt is a Senior Vice President of GE Asset Management and lead portfolio manager of the Core Value Equity Fund. He has served in this capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Core Value Equity Fund in August 1999.

Q. How did the Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Core Value Equity Fund returned 25.40% for Class 1 shares and 24.74% for Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned 26.46% and the Fund's Morningstar peer group of 464 US Insurance Large Blend funds returned an average of 28.47% for the same period.

Q. What market conditions impacted Fund performance?

A. The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, falling home prices, and the prospect of huge losses by global financial institutions. After the U.S. government passed a $790 billion stimulus bill and the Federal Reserve announced plans to pump $1.25 trillion into the economy, the S&P 500 rallied 67% through year-end off its March 9 intraday low. In addition to the unprecedented fiscal and monetary stimulus, stocks were supported by earnings reports in the second and third quarter that generally beat expectations, a pick-up in corporate acquisition activity, and strong free cash flow as companies cut capital spending and reduced their cost structures. Despite this strong snap-back, the S&P 500 still remained 29% below the high it reached in October 2007. The federal funds target rate has remained historically low -- close to zero -- for a full year, and the U.S. equity markets have applauded the Federal Reserve's pledge to keep interest rates low for an "extended period."

   Sector allocation has been important in this environment, as only the technology (+62%), materials (+49%), and consumer discretionary (+42%) sectors outperformed the S&P 500 in 2009 while the more defensive sectors lagged. Despite a 78% rise in the WTI crude price over the year, the S&P 500 Energy sector rose only 14% in 2009, well below the 26.5% rally of the broader S&P 500 Index. In this context, the growth style of investing outperformed the value style, with the strongest returns coming from medium capitalization companies. Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. This was reinforced by the fact that most large U.S. banks passed their stress tests and credit markets strengthened. By year-end, several large commercial and investment banks had reimbursed the U.S. Treasury for the government TARP investments. Going forward, we do not expect the markets to simply reward survivorship with performance since earnings estimate achievability should matter more prospectively.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




Q. What were the primary drivers Fund performance?

A. The Fund benefitted from superior stock selection in the energy and materials sectors. Energy was a difficult sector to navigate given weak end market demand in refining and marketing. The portfolio managers favored the energy services companies while underweighting the major integrated companies. Transocean (+89%, which was removed after its rally) and Halliburton (+68%) were key contributors in the energy services industry. In materials, Freeport McMoRan Copper & Gold (+229%) was a standout performer, benefiting from higher copper prices and growth opportunities.

   Outperformance in consumer staples was driven by Pepsi Bottling Group's 69% rally on its takeover bid by PepsiCo. The Fund initiated a new position in Proctor & Gamble, which we felt was attractively priced; after underperforming earlier in the year the stock appreciated 16% since its inclusion. While staples underperformed the market overall, as investors embraced riskier assets, underweighting Wal-Mart and some other larger-cap staples helped Fund performance. An underweight in the healthcare sector helped Fund performance as the sector underperformed in 2009. Lack of economic sensitivity and concerns regarding proposed healthcare reform both dampened relative stock performance. As the year progressed, we added to a number of medical technology and pharmaceutical stocks, which became attractively valued as they underperformed. For example, we closed our underweight in Johnson & Johnson at attractive valuation levels, an initiated positions in Baxter International and Becton Dickinson.

   On the other hand, consumer-related technology stocks detracted from Fund performance. Not owning high-valuation companies like Google and Apple (which proved too expensive to own) adversely impacted the Fund's relative performance. In addition, an overweight in the financial sector negatively impacted Fund performance, despite some outstanding rebound following the March bottom. The Fund was overweight in property & casualty (P&C) insurance companies like Ace (-2%) and AON (-15%) which also detracted from Fund performance. We view these concerns regarding P&C rate competition as cyclical and continued to own the stocks. The Fund was underweight in the consumer discretionary sector, the third best-performing sector in the S&P 500 for the year. While Media performed strongly -- and the Fund had large positions in Time Warner (+42%) and Omnicom (+48%) -- an underweight in autos, home durables, lodging and retail detracted from returns vs. the benchmark.

Q. Were there any significant changes to the Fund over the period?

A. The Fund continued to emphasize financially strong companies that the portfolio managers believe can gain market share in a slow-growth economic environment. In general, the Fund was defensively positioned as we started the year, yet we maintained an overweight in financial stocks and energy throughout. As of December 31, given our investments in custody banks, investment banks and quality insurers, financials was still our largest overweighted sector. We took advantage of values within the energy and materials sectors to increase our weighting in commodity-oriented companies during the period, with the emphasis on exploration and production companies like Chesapeake, Devon and Suncor. As the year progressed, the portfolio managers found several opportunities among higher-quality, brand-name companies. We went from a significant underweighting in healthcare, to an overweight as the stocks underperformed. Conversely, our information technology holdings were reduced given the sector's strong performance in 2009. The portfolio managers continue to construct the Fund on a stock-by-stock, bottom-up basis, and we are optimistic about the 2010 outlook for relative performance.

Core Value Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2009 - December 31, 2009

----------------------------------------------------------------------------------------------
                         Account value at the     Account value at the      Expenses paid
                      beginning of the period ($) end of the period ($) during the period ($)*
----------------------------------------------------------------------------------------------
Actual Fund Return**
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,200.31                 6.88
    Class 4                    1,000.00                 1,197.59                 9.25
----------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,018.78                 6.31
    Class 4                    1,000.00                 1,016.65                 8.49
----------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.24% for Class 1 shares and 1.67% for Class 4 shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**Actual Fund Returns for the six-month period ended December 31, 2009 were as follows: 20.03% for Class 1 shares, and 19.76% for Class 4 shares.

Core Value Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                  Core Value Equity Fund     S&P 500 Index
                  ----------------------     -------------
28-Apr-00               10,000.00             10,000.00
1-Dec-00                 9,978.58              9,154.99
1-Dec-01                 9,105.15              8,064.45
1-Dec-02                 7,505.72              6,282.05
1-Dec-03                 9,310.98              8,086.77
1-Dec-04                10,202.11              8,966.72
1-Dec-05                10,616.27              9,407.74
1-Dec-06                12,511.37             10,893.45
1-Dec-07                13,774.83             11,492.11
1-Dec-08                 9,237.75              7,240.28
1-Dec-09                11,584.40              9,156.38

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 4/28/00)
--------------------------------------------------------------------------------

                                     ONE   FIVE    SINCE   ENDING VALUE OF A
                                     YEAR  YEAR  INCEPTION $10,000 INVESTMENT
   --------------------------------------------------------------------------
   Core Value Equity Fund           25.40% 2.57%   1.53%        $11,584
   --------------------------------------------------------------------------
   S&P 500 Index                    26.46% 0.42%  -0.91%        $ 9,156
   --------------------------------------------------------------------------
   Morningstar peer group average*  28.47% 0.39%
   --------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                   Core Value Equity Fund       S&P 500 Index
                   ----------------------       -------------
1-May-08                 10,000.00                10,000.00
1-Jun-08                  9,419.55                 9,275.57
1-Sep-08                  8,818.74                 8,499.21
1-Dec-08                  6,923.44                 6,634.20
1-Mar-09                  6,176.69                 5,903.65
1-Jun-09                  7,211.48                 6,844.05
1-Sep-09                  8,235.59                 7,912.13
1-Dec-09                  8,636.37                 8,389.91

--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        ONE     SINCE   ENDING VALUE OF A
                                        YEAR  INCEPTION $10,000 INVESTMENT
     ---------------------------------------------------------------------
     Core Value Equity Fund            24.74%  -8.40%         $8,636
     ---------------------------------------------------------------------
     S&P 500 Index                     26.46%  -9.99%         $8,390
     ---------------------------------------------------------------------
     Morningstar peer group average**  28.47%
     ---------------------------------------------------------------------

  INVESTMENT PROFILE                                                [GRAPHIC]

  A Mutual Fund designed for investors
  who seek long-term growth of capital
  and future income by investing at
  least 80% of its net assets in equity
  common and preferred stocks and other
  types of securities under normal
  circumstances. The Fund invests
  primarily in U.S. companies that the
  portfolio manager believes are
  undervalued by the market but have
  solid growth prospects.
PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $21,899 (in thousands)

              [CHART]

Financials                   16.1%
Information Technology       16.0%
Healthcare                   13.7%
Energy                       11.7%
Consumer Staples             11.6%
Industrials                   9.3%
Consumer Discretionary        7.8%
Materials                     4.3%
Utilities                     3.6%
Telecommunication Services    3.5%
Short-Term                    2.4%
Other Investments             0.0%***


TOP TEN LARGEST EQUITY HOLDINGS
AS OF DECEMBER 31, 2009
as a % of Market Value

                  --------------------------------------------
                  International Business Machines Corp.  3.66%
                  --------------------------------------------
                  The Procter & Gamble Co.               2.78%
                  --------------------------------------------
                  Microsoft Corp.                        2.60%
                  --------------------------------------------
                  Time Warner Inc.                       2.45%
                  --------------------------------------------
                  Exxon Mobil Corp.                      2.29%
                  --------------------------------------------
                  PepsiCo, Inc.                          2.20%
                  --------------------------------------------
                  Hewlett-Packard Co.                    2.11%
                  --------------------------------------------
                  Omnicom Group Inc.                     2.08%
                  --------------------------------------------
                  Bank of America Corp.                  1.99%
                  --------------------------------------------
                  Johnson & Johnson                      1.92%
                  --------------------------------------------

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 464, 337 AND 182 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS
  FOR THE ONE YEAR PERIOD INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 474 UNDERLYING ANNUITY FUNDS.
***LESS THAN 0.01%.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CORE VALUE EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                            CORE VALUE EQUITY FUND


                                                 NUMBER
                                              OF SHARES       VALUE
      COMMON STOCK -- 96.0%+
      --------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 3.4%

      Alliant Techsystems, Inc...............   1,360   $   120,047 /(a)/
      Honeywell International Inc............   5,667       222,146
      ITT Corp...............................   4,364       217,065
      Rockwell Collins, Inc..................   3,230       178,813
                                                            738,071

      BEVERAGES -- 2.8%

      Molson Coors Brewing Co. (Class B).....   3,005       135,706
      PepsiCo, Inc...........................   7,934       482,387
                                                            618,093

      BIOTECHNOLOGY -- 1.6%

      Amgen Inc..............................   6,234       352,657 /(a)/

      CAPITAL MARKETS -- 5.0%

      Ameriprise Financial, Inc..............   6,347       246,391
      Morgan Stanley.........................   4,987       147,615
      State Street Corp......................   2,834       123,392 /(c)/
      The Bank of New York Mellon Corp.......  11,108       310,691
      The Charles Schwab Corp................   4,080        76,786
      The Goldman Sachs Group, Inc...........   1,133       191,296
                                                          1,096,171

      CHEMICALS -- 1.1%

      Air Products & Chemicals, Inc..........     283        22,940
      Potash Corp of Saskatchewan Inc........   1,927       209,080
                                                            232,020

      COMMERCIAL BANKS -- 0.9%

      Regions Financial Corp.................   6,264        33,137
      US Bancorp.............................   5,101       114,824
      Wells Fargo & Co.......................   1,984        53,548
                                                            201,509

      COMMUNICATIONS EQUIPMENT -- 0.9%

      Cisco Systems, Inc.....................   7,481       179,095 /(a)/
      Motorola, Inc..........................   2,550        19,788
                                                            198,883

      COMPUTERS & PERIPHERALS -- 5.8%

      Hewlett-Packard Co.....................   8,954       461,221
      International Business
       Machines Corp.........................   6,121       801,239
                                                          1,262,460

      DIVERSIFIED FINANCIAL SERVICES -- 3.9%

      Bank of America Corp...................  28,903       435,279
      JPMorgan Chase & Co....................  10,031       417,992
                                                            853,271

                                               NUMBER
                                            OF SHARES       VALUE

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%

       AT&T Inc............................  14,168   $   397,129
       Verizon Communications Inc..........   5,667       187,748
                                                          584,877

       ELECTRIC UTILITIES -- 2.3%

       Edison International................   7,934       275,945
       Entergy Corp........................   1,700       139,128
       Northeast Utilities.................   3,854        99,395
                                                          514,468

       ELECTRICAL EQUIPMENT -- 1.2%

       ABB Ltd. ADR........................  13,601       259,779 /(a)/

       ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%

       Corning Inc.........................  10,371       200,264

       ENERGY EQUIPMENT & SERVICES -- 2.6%

       Halliburton Co......................   8,671       260,910
       National Oilwell Varco, Inc.........   3,117       137,428 /(a)/
       Schlumberger Ltd....................   2,664       173,400
                                                          571,738

       FOOD & STAPLES RETAILING -- 0.3%

       CVS Caremark Corp...................   2,267        73,020

       FOOD PRODUCTS -- 2.8%

       Archer-Daniels-Midland Co...........   2,267        70,980
       Kraft Foods Inc. (Class A)..........   5,554       150,958
       McCormick & Company Inc.............   7,311       264,146
       Nestle S.A. ADR.....................   2,834       137,024
                                                          623,108

       HEALTHCARE EQUIPMENT & SUPPLIES -- 3.7%

       Baxter International Inc............   3,967       232,784
       Becton Dickinson & Co...............   2,720       214,499
       Boston Scientific Corp..............  12,468       112,212 /(a)/
       Covidien PLC........................   5,203       249,172
                                                          808,667

       HEALTHCARE PROVIDERS & SERVICES -- 1.6%

       Cardinal Health, Inc................   8,047       259,435
       McKesson Corp.......................   1,360        85,000
                                                          344,435

       HOUSEHOLD PRODUCTS -- 3.9%

       Clorox Co...........................   1,303        79,483
       Kimberly-Clark Corp.................   2,494       158,893
       The Procter & Gamble Co.............  10,031       608,180
                                                          846,556

       INDUSTRIAL CONGLOMERATES -- 0.4%

       Siemens AG ADR......................     903        82,805

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

CORE VALUE EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                 NUMBER
                                              OF SHARES       VALUE

      INSURANCE -- 5.8%

      ACE Ltd................................   6,404   $   322,762
      AON Corp...............................   3,740       143,392
      MetLife, Inc...........................   7,367       260,423
      PartnerRe Ltd..........................   2,022       150,962
      Principal Financial Group, Inc.........   6,234       149,865
      Prudential Financial, Inc..............   4,760       236,858
                                                          1,264,262

      INTERNET SOFTWARE & SERVICES -- 0.2%

      AOL Inc................................   1,714        39,902 /(a)/

      IT SERVICES -- 1.7%

      Accenture PLC..........................     841        34,902
      The Western Union Co...................  17,738       334,361
                                                            369,263

      LIFE SCIENCES TOOLS & SERVICES -- 1.0%

      Life Technologies Corp.................   1,927       100,647 /(a)/
      Thermo Fisher Scientific, Inc..........   2,437       116,220 /(a)/
                                                            216,867

      MACHINERY -- 2.1%

      Deere & Co.............................   4,647       251,356
      Eaton Corp.............................   3,117       198,304
                                                            449,660

      MEDIA -- 5.6%

      Comcast Corp. (Class A)................   2,550        40,826
      Omnicom Group Inc......................  11,618       454,845
      The Walt Disney Co.....................   6,234       201,046
      Time Warner Inc........................  18,418       536,701
                                                          1,233,418

      METALS & MINING -- 2.6%

      Allegheny Technologies Inc.............   3,740       167,440
      Barrick Gold Corp......................   3,400       133,892
      Freeport-McMoRan Copper &
       Gold Inc..............................   3,230       259,337 /(a)/
                                                            560,669

      MULTILINE RETAIL -- 0.3%

      Target Corp............................   1,247        60,317

      MULTI-UTILITIES -- 1.3%

      Dominion Resources, Inc................   7,084       275,709

      OIL, GAS & CONSUMABLE FUELS -- 9.1%

      Apache Corp............................   2,097       216,347
      Chesapeake Energy Corp.................   1,587        41,072
      Chevron Corp...........................   5,384       414,514
      Devon Energy Corp......................   4,364       320,754
      Exxon Mobil Corp.......................   7,367       502,356 /(d)/
      Marathon Oil Corp......................  10,201       318,475
      Occidental Petroleum Corp..............   2,267       184,420
                                                          1,997,938

                                               NUMBER
                                            OF SHARES       VALUE

        PAPER & FOREST PRODUCTS -- 0.7%

        Weyerhaeuser Co....................   3,400   $   146,676

        PERSONAL PRODUCTS -- 0.2%

        Avon Products, Inc.................   1,160        36,540

        PHARMACEUTICALS -- 5.8%

        Abbott Laboratories................   1,700        91,783
        Bristol-Myers Squibb Co............  14,565       367,766
        Johnson & Johnson..................   6,517       419,760
        Merck & Company Inc................   1,247        45,565
        Pfizer Inc.........................  18,985       345,337
                                                        1,270,211

        ROAD & RAIL -- 1.1%

        Union Pacific Corp.................   3,627       231,765

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%

        Intel Corp.........................  14,168       289,027
        Kla-Tencor Corp....................     737        26,650
        Microchip Technology Inc...........   3,117        90,580
        Nvidia Corp........................   2,267        42,347 /(a)/
        Taiwan Semiconductor Manufacturing
         Company Ltd. ADR..................  12,468       142,634
        Texas Instruments Inc..............   4,420       115,185
                                                          706,423

        SOFTWARE -- 3.5%

        Microsoft Corp.....................  18,702       570,224 /(d)/
        Oracle Corp........................   7,934       194,700
                                                          764,924

        SPECIALTY RETAIL -- 1.5%

        Bed Bath & Beyond, Inc.............   4,080       157,610 /(a)/
        Lowe's Companies, Inc..............   7,651       178,957
                                                          336,567

        TEXTILES APPAREL & LUXURY GOODS -- 0.1%

        NIKE, Inc. (Class B)...............     464        30,656

        TOBACCO -- 1.6%

        Altria Group, Inc..................   2,834        55,631
        Philip Morris International Inc....   5,951       286,779
                                                          342,410

        WIRELESS TELECOMMUNICATION SERVICES -- 0.8%

        American Tower Corp. (Class A).....   4,194       181,223 /(a)/

        TOTAL COMMON STOCK
         (COST $18,819,132)................            20,978,252

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

CORE VALUE EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES        VALUE
      -------------------------------------------------------------------
      PREFERRED STOCK -- 0.2%
      -------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES

      Bank of America Corp...............   2,257   $    33,675  /(a,e)/

      TOTAL PREFERRED STOCK
       (COST $33,855)....................                33,675
      -------------------------------------------------------------------
      EXCHANGE TRADED FUNDS -- 1.6%
      -------------------------------------------------------------------

      Financial Select Sector SPDR Fund..   4,878        70,194    /(g)/
      Industrial Select Sector SPDR Fund.  10,045       279,151  /(d,g)/

      TOTAL EXCHANGE TRADED FUNDS
       (COST $452,653)...................               349,345
      -------------------------------------------------------------------
      OTHER INVESTMENTS -- 0.0%*
      -------------------------------------------------------------------

      GEI Investment Fund
       (COST $11,850)....................                 9,006    /(f)/

      TOTAL INVESTMENTS IN SECURITIES
       (COST $19,317,490)................            21,370,278
      -------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 2.4%
      -------------------------------------------------------------------
      GE Money Market Fund Institutional
       Class 0.01%
       (COST $528,974)...................               528,974  /(b,h)/

      TOTAL INVESTMENTS
       (COST $19,846,464)................            21,899,252

      LIABILITIES IN EXCESS OF OTHER ASSETS,
       NET -- (0.2)%...............................     (43,869)
                                                    -----------

      NET ASSETS -- 100.0%...............           $21,855,383
                                                    ===========
      -------------------------------------------------------------------
      OTHER INFORMATION
      -------------------------------------------------------------------

The GEI Core Value Equity Fund had the following long futures contracts open at December 31, 2009:

                                       NUMBER   CURRENT
                           EXPIRATION    OF     NOTIONAL  UNREALIZED
           DESCRIPTION        DATE    CONTRACTS  VALUE   DEPRECIATION
           ----------------------------------------------------------
           S&P 500 EMini
            Index Futures  March 2010     6     $333,210   $(1,659)

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)Variable or floating rate security. The stated rate represents the rate at December 31, 2009 .

(f)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(g)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(h)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:


                  ADR   American Depository Receipt

                  SPDR  Standard & Poors Depository Receipts

                  TBA   To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

CORE VALUE EQUITY FUND

                                            -------------------------------------------------------
                                                                        CLASS 1
                                            --------     ---------      -------- -------- --------
                                              12/31/09      12/31/08    12/31/07 12/31/06 12/31/05
                                            --------     ---------      -------- -------- -------- -
INCEPTION DATE                                   --             --           --       --   4/28/00
Net asset value, beginning of period....... $  6.48      $   10.16      $ 10.70  $ 10.01  $   9.77
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................    0.08           0.11         0.12     0.17      0.11
  Net realized and unrealized
   gains/(losses) on investments...........    1.57         (3.46)         0.97     1.62      0.29
-------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    1.65         (3.35)         1.09     1.79      0.40
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.09           0.12         0.12     0.17      0.12
  Net realized gains.......................    0.00           0.21         1.51     0.93      0.04
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.09           0.33         1.63     1.10      0.16
-------------------------------------------------------------------------------------------------------
Net asset value, end of period............. $  8.04      $    6.48      $ 10.16  $ 10.70  $  10.01
-------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.........................  25.40%       (32.94)%       10.10%   17.85%     4.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $21,847      $  20,361      $37,765  $39,683  $ 37,115
  Ratios to average net assets:
    Net investment income (loss)...........   1.16%          1.18%        0.96%    1.55%     1.13%
    Net expenses...........................   1.24%/(b)/     0.95%/(b)/   0.81%    0.81%     0.80%
  Portfolio turnover rate..................     61%            68%          45%      42%       36%

                                            ---------------------------
                                                      CLASS 4
                                            ---------------------------
                                              12/31/09      12/31/08
                                            --------     --------
INCEPTION DATE                                   --        5/1/08
Net asset value, beginning of period....... $  6.49         $9.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................    0.01          0.05**
  Net realized and unrealized
   gains/(losses) on investments...........    1.60        (3.08)
-----------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    1.61        (3.03)
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.06          0.09
  Net realized gains.......................    0.00          0.21
-----------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.06          0.30
-----------------------------------------------------------------------
Net asset value, end of period............. $  8.04         $6.49
-----------------------------------------------------------------------
TOTAL RETURN /(A)/.........................  24.74%      (30.77)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $     9            $7
  Ratios to average net assets:
    Net investment income (loss)...........   0.72%         0.95%*
    Net expenses...........................   1.69%/(b)/    1.40%/(b)/*
  Portfolio turnover rate..................     61%           68%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                 CORE VALUE
and Liabilities DECEMBER 31, 2009                                     EQUITY
                                                                       FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $19,305,640)......... $21,361,272
  Investments in affiliated securities, at market (cost $11,850)..       9,006
  Short-term affiliated investments (at amortized cost)...........     528,974
  Income receivables..............................................      37,638
  Receivable for fund shares sold.................................       1,449
  Other assets....................................................       6,020
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  21,944,359
-------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................           8
  Payable to GEAM.................................................      11,988
  Accrued other expenses..........................................      73,560
  Variation margin payable........................................       3,420
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................      88,976
-------------------------------------------------------------------------------
NET ASSETS........................................................ $21,855,383
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................  24,092,754
  Undistributed (distribution in excess of) net investment income.          --
  Accumulated net realized gain (loss)............................  (4,288,500)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................   2,052,788
    Futures.......................................................      (1,659)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $21,855,383
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  21,846,743
Shares outstanding ($0.01 par value; unlimited shares authorized).   2,718,158
Net asset value per share.........................................       $8.04

CLASS 4:

NET ASSETS........................................................       8,640
Shares outstanding ($0.01 par value; unlimited shares authorized).       1,073
Net asset value per share.........................................       $8.04

See Notes to Financial Statements.

Statement of Operations                                                   CORE VALUE
FOR THE YEAR ENDED DECEMBER 31, 2009                                        EQUITY
                                                                             FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend.............................................................   $456,330
    Interest.............................................................     18,234
    Interest from affiliated investments.................................      1,611
    Less: Foreign taxes withheld.........................................     (2,467)
-------------------------------------------------------------------------------------
  TOTAL INCOME...........................................................    473,708
-------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees.....................................    128,795
    Distributors Fees (Notes 4)
      Class 4............................................................         33
    Transfer agent.......................................................     17,899
    Directors' fees......................................................        604
    Custody and accounting expenses......................................     58,438
    Professional fees....................................................     20,196
    Registration expenses................................................      3,423
    Other expenses.......................................................     16,256
-------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.........................    245,644
-------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser.............................       (986)
-------------------------------------------------------------------------------------
    Net expenses.........................................................    244,658
-------------------------------------------------------------------------------------
  NET INVESTMENT INCOME..................................................    229,050
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments........................................................ (2,811,110)
      Futures............................................................     25,431

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments........................................................  7,048,790
      Futures............................................................       (689)
-------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments......................  4,262,422
-------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $4,491,472
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                      CORE VALUE
Changes in Net Assets                                                                EQUITY
                                                                                      FUND
-----------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED   YEAR ENDED
                                                                           DECEMBER 31, DECEMBER 31,
                                                                               2009         2008
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................ $   229,050  $    343,611
    Net realized (loss) on investments and futures........................  (2,785,679)   (1,070,866)
    Net increase (decrease) in unrealized appreciation / (depreciation)
      on investments and futures..........................................   7,048,101   (10,354,106)
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................   4,491,472   (11,081,361)
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM :
    Net investment income
      Class 1.............................................................    (233,609)     (348,972)
      Class 4.............................................................         (60)          (94)
    Net realized gains
      Class 1.............................................................          --      (634,685)
      Class 4.............................................................          --          (216)
-----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................    (233,669)     (983,967)
-----------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....   4,257,803   (12,065,328)
-----------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS :
    Proceeds from sale of shares
      Class 1.............................................................     615,077       992,710
      Class 4.............................................................          --        10,000
    Value of distributions reinvested
      Class 1.............................................................     233,609       983,648
      Class 4.............................................................          60           310
    Cost of shares redeemed
      Class 1.............................................................  (3,618,774)   (7,319,163)
      Class 4.............................................................          --            --
-----------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions................................  (2,770,028)   (5,332,495)
-----------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................   1,487,775   (17,397,823)

NET ASSETS
  Beginning of period.....................................................  20,367,608    37,765,431
-----------------------------------------------------------------------------------------------------
  End of period........................................................... $21,855,383  $ 20,367,608
-----------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD.................................... $        --  $         --
-----------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold...............................................................      91,344       115,279
Issued for distributions reinvested.......................................      28,806       153,935
Shares redeemed...........................................................    (545,161)     (843,882)
-----------------------------------------------------------------------------------------------------
Net (decrease) in fund shares.............................................    (425,011)     (574,668)
-----------------------------------------------------------------------------------------------------

CLASS 4
Shares sold...............................................................          --         1,018
Issued for distributions reinvested.......................................           7            48
Shares redeemed...........................................................          --            --
-----------------------------------------------------------------------------------------------------
Net increase in fund shares...............................................           7         1,066
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 and Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The following tables present the Fund's investments measured at fair value on a recurring basis at December 31, 2009:

                                    Level 1    Level 2 Level 3    Total
    -----------------------------------------------------------------------
    Investments in Securities+    $21,890,246  $9,006    $--   $21,899,252
    Other Financial Instruments+       (1,659)     --     --        (1,659)

+ See Statement of Investments for Industry Classification.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


REPURCHASE AGREEMENTS The Fund may engage into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                            Net Tax
                                                          Appreciation/
                                                         (Depreciation)                   Undistributed
 Cost of                                    Net Tax      on Derivatives,  Undistributed    Long-Term
Investments   Gross Tax     Gross Tax    Appreciation/      Currency         Income/         Gains       Post October
 for Tax     Unrealized    Unrealized    (Depreciation)    and other      (Accumulated    (Accumulated   Losses (see
 Purposes    Appreciation  Depreciation  on Investments   Net Assets      Ordinary Loss)  Capital Loss)  Detail Below)
-----------------------------------------------------------------------------------------------------------------------
$20,514,981  $2,656,740    $(1,272,469)   $1,384,271          $--              $--        $(3,590,467)    $(31,175)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


                       Amount                   Expires
              ---------------------------------------------------
                     $3,590,467                12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                      $31,175                     $--
The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                      Long-Term
                            Ordinary   Capital
                             Income     Gains     Total
                      -----------------------------------
                      2009  $ 233,669 $       -- $233,669
                      2008    350,157    633,810  983,967

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

      Undistributed
      Net Investment             Accumulated
          Income              Net Realized Loss          Paid in Capital
 -----------------------------------------------------------------------------
          $4,619                  $(21,456)                  $16,837

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                          Asset Derivatives December 31, 2009        Liability Derivatives December 31, 2009
                     ----------------------------------------------  ---------------------------------------
Derivatives not
accounted for as           Location in            Notional            Location in       Notional
hedging instruments       the Statements        Value/No. of         the Statements   Value/No. of
under FASB                  of Assets            Contracts    Fair   of Assets and     Contracts     Fair
ASC 815                   and Liabilities       Long/(Short) Value*   Liabilities     Long/(Short)   Value
------------------------------------------------------------------------------------------------------------
 Equity Contracts    Payables, Net Assets --     333,210/6   (1,659)       --              --         --
                     Unrealized Appreciation/
                     (Depreciation) on futures
------------------------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND EQUITY SECTION OF THE STATEMENT OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                       Total Number of                           Change in Unrealized
Derivatives not accounted        Location in the       Futures/Options    Realized Gain or    Appreciation/(Depreciation)
for as hedging instruments       Statements of            Contracts     (Loss) on Derivatives       on Derivatives
under FASB ASC 815                 Operations          Purchased/(Sold) Recognized in Income     Recognized in Income
-------------------------------------------------------------------------------------------------------------------------
    Equity Contracts        Net realized gain/(loss)       30/(26)             25,431                    (689)
                            on futures, Increase/
                            (decrease) in unrealized
                            appreciation/
                            (depreciation) on futures
-------------------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEE The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $334 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $11,742,181                $14,352,165

SECURITY LENDING At December 31, 2009 and for the year then ended, the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Core Value Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Value Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP




Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED AND PROFITS REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range, although operating expenses were at the higher end of the range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT,
HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, Chief Financial Officer

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME
INVESTMENTS

Amiel Goldberg, SENIOR VICE PRESIDENT, CHIEF RISK OFFICER

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITY INVESTMENTS (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

International Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

International Equity Fund                          Contents
------------------------------------------------------------



          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  2

          NOTES TO SCHEDULE OF INVESTMENTS........................  9

          FINANCIAL STATEMENTS

             Financial Highlights................................. 10

             Statement of Assets and Liabilities.................. 11

             Statement of Operations.............................. 12

             Statements of Changes in Net Assets.................. 13

             Notes to Financial Statements........................ 14

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 22

          TAX INFORMATION......................................... 23

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 24

          ADDITIONAL INFORMATION.................................. 27

          INVESTMENT TEAM......................................... 30

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments International Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.



--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.


The Morgan Stanley Capital International EAFE Index (MSCI(R) EAFE(R) Index) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

International Equity Fund

--------------------------------------------------------------------------------

[PHOTO] Ralph R. Layman



RALPH R. LAYMAN
THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE AND MICHAEL J. SOLECKI. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND.

RALPH R. LAYMAN IS PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITIES AND A DIRECTOR AT GE ASSET MANAGEMENT. HE MANAGES THE OVERALL PUBLIC EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992, PRESIDENT --INTERNATIONAL EQUITIES IN MARCH 2007 AND PRESIDENT -- PUBLIC EQUITIES SINCE JULY 2009.

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE OCTOBER 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HOPKINSON WORKED FOR FIDUCIARY TRUST INTERNATIONAL IN BOTH LONDON AND NEW YORK.

PAUL NESTRO IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INTERNATIONAL EQUITY FUND SINCE FEBRUARY 2007. MR. NESTRO JOINED GE ASSET MANAGEMENT IN 1993 AS A PERFORMANCE AND ATTRIBUTION ANALYST IN U.S. EQUITIES. HE BECAME A SENIOR PERFORMANCE AND ATTRIBUTION ANALYST IN 1994 AND SINCE 1996 HAS BEEN AN ANALYST AND PORTFOLIO MANAGER IN THE INTERNATIONAL EQUITIES GROUP.

JONATHAN L. PASSMORE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY FUND SINCE JANUARY 2002. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, HE WAS WITH MERRILL LYNCH FOR SIX YEARS, MOST RECENTLY AS DIRECTOR, INTERNATIONAL EQUITY.

MICHAEL J. SOLECKI IS A SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER -- INTERNATIONAL EQUITIES AT GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY FUND SINCE SEPTEMBER 1997. HE JOINED GE ASSET MANAGEMENT IN 1990 AS AN INTERNATIONAL EQUITY ANALYST. HE BECAME A VICE PRESIDENT FOR INTERNATIONAL EQUITY PORTFOLIOS IN 1996 AND SENIOR VICE PRESIDENT IN 2000.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the International Equity Fund returned 27.68% for Class 1 shares and 26.47% for Class 4 shares. The MSCI EAFE Index, the Fund's benchmark, returned 31.78% and the Fund's Morningstar peer group of 135 US Insurance Foreign Large Blend funds returned an average of 29.20% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. For the first ten weeks of the year, markets fell at a faster rate than what was experienced in 2008. However, evidence that world governments were prepared to use all available tools to support the global economy prompted a refocus on valuations but also on survivability. Massive cash on the sidelines supported a turnaround in market sentiment while second and third quarter earnings beat modest expectations. The fear of being short replaced the fear of being long, and bond yields offered little by way of competition to under-owned stocks.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




Q. WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Fears of systemic financial sector failure drove sentiment at the beginning of the year but the authorities were determined to prevent such a collapse. Anecdotal evidence of restocking of depleted inventories and proof that companies could still be profitable started the recovery. China and India avoiding recession provided a destination for investment funds and markets for companies with infrastructure goods and services to sell. As the year progressed, purchasing manager surveys, confidence indicators and GDP forecasts all improved although in uneven fashion. The U.S. dollar weakened, providing support for commodities and boosting emerging markets.

Q. WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. The bulk of the negative attribution came from holdings in financials, most notably in Japan. Picked for their defensive qualities, Japan's banks (MUFG, Yokohama) and other financials (Nomura Holdings, Mitsubishi Estate) proved only too vulnerable to the weakness of the local economy and market. Also, an underweight in cyclical discretionary stocks, and an overweight in defensive staples underperformed in the recovery.

   Positive attribution came from holdings in energy (Paladin Resources, Petrobras) boosted by higher prices, telecom stocks for their defensive qualities, and utilities, a significant underweight in the Fund.

Q. DID THE WEIGHTINGS/COUNTRY ALLOCATIONS OF THE FUND CHANGE? WHY?

A. The overweight in consumer staples was reduced, based on weakening fundamentals and achievement of valuation targets. Similarly the underweight in consumer discretionary was reduced as company fundamentals (in autos and retail) screened better under our investment approach. The materials weight (including basic resources) increased to overweight based on commodity price gains driven by China growth and the overall cash weight declined as conviction improved regarding the global outlook.

   The weight in emerging markets increased as the China growth story created a ripple effect in both Asia and some of the resource supplier nations in the developing world.

Q. WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Several new holdings were added to the Fund's portfolio including HSBC Holdings and Deutsche Boerse under the improving climate for financial stocks that may benefit from stricter regulation. Also, Yamada Denki (retail), Suzuki (autos) and Nomura Holdings (banking) were added in Japan for their attractive valuations and ability to perform in any local recovery.

   Eliminations and trims included East Japan Rail and Nintendo for deteriorating fundamentals and Vodafone Group (UK) for its inability to convert its widespread operational depth to meaningful improvements in cash earnings growth.

International Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
July 1, 2009 - December 31, 2009

----------------------------------------------------------------------------------------------
                         Account value at the     Account value at the      Expenses paid
                      beginning of the period ($) end of the period ($) during the period ($)*
----------------------------------------------------------------------------------------------
Actual Fund Return**
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,185.62                 9.26
    Class 4                    1,000.00                 1,176.49                11.69
----------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,016.60                 8.54
    Class 4                    1,000.00                 1,014.37                10.81
----------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.68% for Class 1
 Shares and 2.13% for Class 4 Shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect six months period)
**Actual Fund Returns for six-month period ended December 31, 2009 were as follows: 18.56% for Class 1 shares, and 17.65% for Class 4 shares.

International Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                International Equity Fund    MSCI EAFE Index
                -------------------------    ---------------
Dec 31, 1999          $10,000.00                $10,000.00
 Dec 1, 2000            8,728.06                  8,583.27
 Dec 1, 2001            6,907.54                  6,728.09
 Dec 1, 2002            5,261.46                  5,655.63
 Dec 1, 2003            7,255.94                  7,837.90
 Dec 1, 2004            8,405.92                  9,424.85
 Dec 1, 2005            9,935.36                 10,700.56
 Dec 1, 2006           12,388.56                 13,519.15
 Dec 1, 2007           15,234.92                 15,030.65
 Dec 1, 2008            8,252.08                  8,510.59
 Dec 1, 2009           10,536.43                 11,214.92



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1/95)
--------------------------------------------------------------------------------

                                      ONE   FIVE   TEN   ENDING VALUE OF A
                                      YEAR  YEAR   YEAR  $10,000 INVESTMENT
    -----------------------------------------------------------------------
    International Equity Fund        27.68% 4.62%  0.52%      $10,536
    -----------------------------------------------------------------------
    MSCI EAFE Index                  31.78% 3.54%  1.15%      $11,215
    -----------------------------------------------------------------------
    Morningstar peer group average*  29.20% 3.34% -0.05%
    -----------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

               International Equity Fund    MSCI EAFE Index
               -------------------------    ---------------
May 1, 2008           $10,000.00              $10,000.00
Jun 1, 2008             9,233.98                9,271.53
Sep 1, 2008             7,298.05                7,365.34
Dec 1, 2008             5,521.08                5,895.73
Mar 1, 2009             4,692.92                5,074.07
Jun 1, 2009             5,935.16                6,364.50
Sep 1, 2009             6,763.33                7,603.53
Dec 1, 2009             6,982.68                7,769.16



--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        ONE     SINCE   ENDING VALUE OF A
                                        YEAR  INCEPTION $10,000 INVESTMENT
     ---------------------------------------------------------------------
     International Equity Fund         26.47%  -19.34%        $6,983
     ---------------------------------------------------------------------
     MSCI EAFE Index                   31.78%  -14.04%        $7,769
     ---------------------------------------------------------------------
     Morningstar peer group average**  29.20%
     ---------------------------------------------------------------------

INVESTMENT PROFILE                                                         [GRAPHIC]

A mutual fund designed for investors
who seek long-term growth of capital
by investing at least 80% of its net
assets in common and preferred stocks
and other types of equity securities
under normal circumstances. The Fund
invests primarily in developed and
emerging market countries outside the
United States.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $18,312 (in thousands)

                                    [CHART]

Continental Europe       47.8%
United Kingdom           19.0%
Japan                    15.6%
Emerging Asia             5.1%
Pacific Rim               3.8%
Canada                    3.5%
Latin America             3.3%
Emerging Europe           1.4%
United States             0.5%



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2009
as a % of Market Value

                      -----------------------------------
                      Roche Holding AG              3.42%
                      -----------------------------------
                      Nomura Holdings Inc.          2.90%
                      -----------------------------------
                      Nestle S.A. (Regd.)           2.87%
                      -----------------------------------
                      Banco Santander S.A. (Regd.)  2.69%
                      -----------------------------------
                      BNP Paribas                   2.65%
                      -----------------------------------
                      HSBC Holdings PLC             2.49%
                      -----------------------------------
                      Reckitt Benckiser Group PLC   2.38%
                      -----------------------------------
                      Rio Tinto PLC (Regd.)         2.03%
                      -----------------------------------
                      Bayer AG                      2.01%
                      -----------------------------------
                      BHP Billiton PLC              1.99%
                      -----------------------------------

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE FOREIGN LARGE BLEND PEER GROUP CONSISTING OF 135, 97 AND 51 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS
  FOR THE ONE YEAR PERIOD INDICATED IN THE FOREIGN LARGE BLEND PEER GROUP CONSISTING OF 135 UNDERLYING ANNUITY FUNDS.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND


                                                  NUMBER
                                               OF SHARES      VALUE
      COMMON STOCK -- 99.4% +
      --------------------------------------------------------------------

      AUSTRALIA -- 2.5%

      Brambles Ltd............................   44,971  $  273,080
      Paladin Energy Ltd......................   28,855     107,845 /(a)/
      Telstra Corporation Ltd.................   25,108      77,286
                                                            458,211

      BRAZIL -- 2.7%

      Banco Santander Brasil S.A..............   11,500     157,670
      Petroleo Brasileiro S.A. ADR............    3,705     157,055 /(d)/
      Vale S.A................................    6,964     172,846
                                                            487,571

      CANADA -- 3.5%

      Kinross Gold Corp.......................    3,044      56,243
      Potash Corp of Saskatchewan Inc.........    2,933     320,032
      Research In Motion Ltd..................    2,254     152,718 /(a)/
      Suncor Energy Inc.......................    3,041     107,937
                                                            636,930

      CHILE -- 0.3%

      Sociedad Quimica y Minera de Chile S.A.
       ADR (Series B).........................    1,628      61,164

      CHINA -- 1.0%

      China Mobile Ltd........................    8,490      78,989
      China South Locomotive and Rolling
       Stock Corp.............................  129,949      94,890
                                                            173,879

      DENMARK -- 0.5%

      A P Moller--Maersk A/S (Series B).......        5      35,161
      G4S PLC.................................   12,336      51,550
                                                             86,711

      FINLAND -- 0.4%

      Nokia Oyj...............................    6,186      80,052

      FRANCE -- 13.8%

      Alstom S.A..............................      351      24,568
      AXA S.A.................................    6,902     162,187 /(d)/
      BNP Paribas.............................    6,103     484,483 /(d)/
      Cie Generale d'Optique Essilor
       International S.A......................    5,219     312,418
      Credit Agricole S.A.....................   16,018     281,349
      Groupe Danone...........................    3,330     204,306
      Schneider Electric S.A..................    1,176     136,851
      Total S.A...............................    5,116     328,875
      Veolia Environnement....................    6,049     199,561
      Vinci S.A...............................    2,488     140,119
      Vivendi.................................    8,775     260,658
                                                          2,535,375

                                                NUMBER
                                             OF SHARES      VALUE

       GERMANY -- 10.0%

       Adidas AG............................   3,042   $  164,909
       Bayer AG.............................   4,602      368,576
       Daimler AG (Regd.)...................   2,062      109,921
       Deutsche Boerse AG...................   2,152      178,355
       E.ON AG..............................   3,661      153,796
       Linde AG.............................   2,190      264,077
       Metro AG.............................   2,533      154,827
       Siemens AG (Regd.)...................   3,913      359,400
       ThyssenKrupp AG......................   2,256       84,879
                                                        1,838,740

       HONG KONG -- 1.0%

       Esprit Holdings Ltd..................  27,222      180,594

       INDIA -- 0.6%

       Larsen & Toubro Ltd..................   3,027      108,962

       IRELAND -- 1.0%

       CRH PLC..............................   6,327      173,083

       ITALY -- 2.9%

       ENI S.p.A............................   6,963      177,467
       Intesa Sanpaolo S.p.A................  47,783      215,204
       Saipem S.p.A.........................   1,696       58,579
       UniCredit S.p.A......................  22,341       74,765
                                                          526,015

       JAPAN -- 15.6%

       Asahi Glass Company Ltd..............   5,000       47,581
       Daiichi Sankyo Company Ltd...........   4,100       86,020
       Daikin Industries Ltd................   1,000       39,514
       Mitsubishi Corp......................   3,000       74,758
       Mitsubishi Estate Company Ltd........  13,982      223,331
       Mitsubishi Heavy Industries Ltd......  26,000       91,740
       Mitsubishi UFJ Financial Group Inc...  70,290      346,382
       Nomura Holdings Inc..................  71,442      531,519
       Shiseido Company Ltd.................   6,647      127,804
       Sony Financial Holdings Inc..........      77      200,473 /(a)/
       Sumitomo Metal Industries Ltd........  95,002      255,479 /(d)/
       Sumitomo Mitsui Financial Group Inc..     577       16,564
       Suzuki Motor Corp....................   7,000      172,463
       The Bank of Yokohama Ltd.............  29,130      132,874
       Toyota Motor Corp....................   6,746      284,540
       Yamada Denki Company Ltd.............   3,370      227,443
                                                        2,858,485

       MEXICO -- 0.3%

       America Movil SAB de C.V. ADR
        (Series L)..........................   1,184       55,624

       NETHERLANDS -- 2.7%

       Heineken N.V.........................   2,332      110,801
       Koninklijke Ahold N.V................   7,927      105,110
       Koninklijke Philips Electronics N.V..   9,692      286,729
                                                          502,640

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES      VALUE

        RUSSIA -- 0.6%

        LUKOIL ADR.........................      659  $   37,761
        Mobile Telesystems OJSC ADR........    1,388      67,859
                                                         105,620

        SINGAPORE -- 0.3%

        CapitaLand Ltd.....................   17,500      51,948

        SOUTH AFRICA -- 0.8%

        MTN Group Ltd......................    9,669     154,235

        SOUTH KOREA -- 1.9%

        KB Financial Group Inc.............    1,745      88,856 /(a)/
        KB Financial Group Inc.ADR.........      493      25,069
        Samsung Electronics Company Ltd....      120      82,288
        Samsung Electronics Company Ltd.
         GDR...............................      437     152,950 /(b)/
                                                         349,163

        SPAIN -- 4.7%

        Banco Santander S.A. (Regd.).......   29,735     491,772 /(d)/
        Iberdrola S.A......................   15,275     146,499
        Telefonica S.A.....................    8,115     227,321
                                                         865,592

        SWEDEN -- 0.7%

        Hennes & Mauritz AB (Series B).....    1,693      94,046
        Telefonaktiebolaget LM Ericsson
         (Series B)........................    4,226      38,984
                                                         133,030

        SWITZERLAND -- 11.0%

        ABB Ltd. (Regd.)...................    6,862     132,316 /(a)/
        Credit Suisse Group AG (Regd.).....    3,667     181,791
        Nestle S.A. (Regd.)................   10,824     525,683
        Novartis AG (Regd.)................    4,246     232,028
        Roche Holding AG...................    3,656     625,646
        Syngenta AG........................      681     192,450
        Zurich Financial Services AG.......      563     123,168
                                                       2,013,082

        TAIWAN -- 1.6%

        Taiwan Semiconductor Manufacturing
         Company Ltd.......................  124,634     251,196
        Taiwan Semiconductor Manufacturing
         Company Ltd. ADR..................    4,244      48,551
                                                         299,747

        UNITED KINGDOM -- 19.0%

        BG Group PLC.......................   12,148     219,300
        BHP Billiton PLC...................   11,431     364,341 /(d)/
        BP PLC.............................   18,108     174,816
        G4S PLC............................   25,703     107,713
        HSBC Holdings PLC..................   39,971     455,904

                                              NUMBER
                                           OF SHARES       VALUE

       Lloyds Banking Group PLC...........  266,041  $   214,005   /(d)/
       National Grid PLC..................   31,197      340,439
       Prudential PLC.....................   25,958      265,655   /(d)/
       Reckitt Benckiser Group PLC........    8,063      436,356
       Rio Tinto PLC (Regd.)..............    6,901      372,551
       Tesco PLC..........................   43,515      300,135
       The Capita Group PLC...............    3,734       45,140
       Vodafone Group PLC.................   78,482      181,702   /(d)/
                                                       3,478,057

       TOTAL COMMON STOCK
        (COST $17,790,487)................            18,214,510
       ------------------------------------------------------------------
       OTHER INVESTMENTS -- 0.1%
       ------------------------------------------------------------------
       GEI Investment Fund
        (COST $15,127)....................                11,496   /(e)/

       TOTAL INVESTMENTS IN SECURITIES
        (COST $17,805,614)................            18,226,006
       ------------------------------------------------------------------
       SHORT-TERM INVESTMENTS -- 0.5%
       ------------------------------------------------------------------
       GE Money Market Fund Institutional
        Class 0.01%
        (COST $85,663)....................                85,663 /(c,f)/

       TOTAL INVESTMENTS
        (COST $17,891,277)................            18,311,669

       OTHER ASSETS AND LIABILITIES,
        NET -- 0.0%*......................                 2,413
                                                     -----------

       NET ASSETS -- 100.0%...............           $18,314,082
                                                     ===========

 OTHER INFORMATION

The GEI International Equity Fund had the following short futures contracts open at December 31,2009:

                                      NUMBER   CURRENT     UNREALIZED
                          EXPIRATION    OF     NOTIONAL  APPRECIATION/
        DESCRIPTION          DATE    CONTRACTS  VALUE    (DEPRECIATION)
        ---------------------------------------------------------------
        DJ Euro Stoxx 50
         Index Futures    March 2010     1     $(42,641)     $(333)

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


The GEI International Equity was invested in the following Industries at December 31, 2009:

                                                    PERCENTAGE (BASED
          INDUSTRY                                  ON MARKET VALUE)
          -----------------------------------------------------------
          Commercial Banks                                16.30%
          Pharmaceuticals                                  7.17%
          Oil, Gas & Consumable Fuels                      7.16%
          Metals & Mining                                  7.13%
          Chemicals                                        4.57%
          Insurance                                        4.10%
          Food Products                                    3.99%
          Capital Markets                                  3.90%
          Industrial Conglomerates                         3.53%
          Automobiles                                      3.10%
          Food & Staples Retailing                         3.06%
          Multi-Utilities                                  2.95%
          Wireless Telecommunication Services              2.94%
          Semiconductors & Semiconductor Equipment         2.92%
          Specialty Retail                                 2.74%
          Household Products                               2.38%
          Commercial Services & Supplies                   2.36%
          Healthcare Equipment & Supplies                  1.71%
          Diversified Telecommunication Services           1.66%
          Electric Utilities                               1.64%
          Electrical Equipment                             1.60%
          Real Estate Management & Development             1.50%
          Communications Equipment                         1.48%
          Media                                            1.42%
          Construction & Engineering                       1.36%
          Machinery                                        1.02%
          Diversified Financial Services                   0.97%
          Construction Materials                           0.95%
          Textiles Apparel & Luxury Goods                  0.90%
          Personal Products                                0.70%
          Beverages                                        0.61%
          Building Products                                0.48%
          Short-Term                                       0.47%
          Trading Companies & Distributors                 0.41%
          Energy Equipment & Services                      0.32%
          Professional Services                            0.25%
          Marine                                           0.19%
          Other Investments                                0.06%
                                                         ------
                                                         100.00%
                                                         ======








See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

Notes to Schedule of Investments                   December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $152,950 or 0.84% of the net assets of the GE Investments International Equity Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)Coupon amount represents effective yield.

(d)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(f)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

                      ADR    American Depository Receipt

                      GDR    Global Depository Receipt

                      REGD.  Registered

                      TBA    To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                            -----------------------------------------------------------
                                                                     CLASS 1
                                            ----------------------------------------------------------
                                               12/31/09        12/31/08     12/31/07 12/31/06 12/31/05
                                            --------        --------        -------- -------- -------- -
INCEPTION DATE                                   --              --              --       --   5/1/95
Net asset value, beginning of period....... $  0.39         $ 14.67         $ 14.08  $ 11.42  $  9.76
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.01            0.51            0.23     0.15     0.13
  Net realized and unrealized
   gains/(losses) on investments...........    0.10           (7.04)           2.98     2.67     1.65
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    0.11           (6.53)           3.21     2.82     1.78
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.01            0.51            0.23     0.16     0.12
  Net realized gains.......................    0.00            7.24            2.39       --       --
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.01            7.75            2.62     0.16     0.12
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period............. $  0.49         $  0.39         $ 14.67  $ 14.08  $ 11.42
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.........................   27.68%         (45.83)%         22.98%   24.69%   18.19%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $18,307         $17,920         $84,272  $80,648  $65,450
  Ratios to average net assets:
    Net investment income..................    1.28%           2.57%           1.30%    1.16%    1.19%
    Gross Expenses.........................    1.88%           1.29%           1.13%    1.13%    1.25%
    Net Expenses...........................    1.68%/(b,c)/    1.18%/(b,c)/    1.13%    1.13%    1.25%
    Portfolio turnover rate................      46%             41%             32%      34%      53%

                                            -------------------------------
                                                        CLASS 4
                                            -------------------------------
                                              12/31/09        12/31/08
                                            --------       --------
INCEPTION DATE                                  --          5/1/08
Net asset value, beginning of period.......  $0.40          $14.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............  (0.01)           0.10**
  Net realized and unrealized
   gains/(losses) on investments...........   0.12           (6.35)
---------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................   0.11           (6.25)
---------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................   0.01            0.47
  Net realized gains.......................   0.00            7.24
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................   0.01            7.71
---------------------------------------------------------------------------
Net asset value, end of period.............  $0.50           $0.40
---------------------------------------------------------------------------
TOTAL RETURN /(A)/.........................  26.47%         (44.79)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).     $7              $6
  Ratios to average net assets:
    Net investment income..................   0.77%           1.63%
    Gross Expenses.........................   2.33%           1.74%*
    Net Expenses...........................   2.13%/(b,c)/    1.56%/(b,c)/*
    Portfolio turnover rate................     46%             41%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund.
(c)Reflects GEAM's contractual arrangement with GE Investments Funds, Inc. to limit the Fund's management fee to 0.80% of the average daily net assets of the Fund until April 30, 2010. Please see Note 4 of the Notes to Financial Statements for further details.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                INTERNATIONAL
and Liabilities DECEMBER 31, 2009                                     EQUITY
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $17,790,487).........  $18,214,510
  Investments in affiliated securities, at market (cost $15,127)..       11,496
  Short-term affiliated investments (at amortized cost)...........       85,663
  Foreign cash (cost $2,593)......................................        2,593
  Receivable for investments sold.................................      145,194
  Income receivables..............................................       41,127
  Receivable for fund shares sold.................................        3,696
  Variation margin receivable.....................................          230
  Other assets....................................................       70,659
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................   18,575,168
--------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders............................           72
  Payable for investments purchased...............................      122,526
  Payable for fund shares redeemed................................            2
  Payable to GEAM.................................................       12,539
  Accrued other expenses..........................................      125,947
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................      261,086
--------------------------------------------------------------------------------
NET ASSETS........................................................  $18,314,082
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................   25,516,172
  Undistributed (distribution in excess of) net investment income.      (18,387)
  Accumulated net realized gain (loss)............................   (7,607,804)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................      420,392
    Futures.......................................................         (333)
    Foreign currency related transactions.........................        4,042
--------------------------------------------------------------------------------
NET ASSETS........................................................  $18,314,082
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................   18,307,071
Shares outstanding ($0.01 par value; unlimited shares authorized).   37,383,766
Net asset value per share.........................................         0.49

CLASS 4:

NET ASSETS........................................................        7,011
Shares outstanding ($0.01 par value; unlimited shares authorized).       13,965
Net asset value per share.........................................         0.50

See Notes to Financial Statements.

  Statement of Operations                                       INTERNATIONAL
  FOR THE YEAR ENDED DECEMBER 31, 2009                             EQUITY
                                                                    FUND
  ---------------------------------------------------------------------------

  INVESTMENT INCOME
    INCOME:
      Dividend.................................................  $   561,766
      Interest.................................................        1,323
      Interest from affliated investments......................        1,721
      Less: Foreign taxes withheld.............................      (56,973)
  ---------------------------------------------------------------------------
    TOTAL INCOME...............................................      507,837
  ---------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees.........................      171,760
      Distributors Fees (Notes 4)
        Class 4................................................           27
      Transfer agent...........................................       17,928
      Custody and accounting expenses..........................       94,353
      Professional fees........................................       19,810
      Registration expenses....................................        3,531
      Other expenses...........................................       15,953
  ---------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.............      323,362
  ---------------------------------------------------------------------------
      Less : Expenses Waived or borne by the adviser...........      (34,328)
  ---------------------------------------------------------------------------
      Less: Expenses reimbursed by the adviser.................         (925)
  ---------------------------------------------------------------------------
      Net expenses.............................................      288,109
  ---------------------------------------------------------------------------
    NET INVESTMENT INCOME......................................      219,728
  ---------------------------------------------------------------------------

  NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED (LOSS) ON:
        Investments............................................   (4,738,057)
        Futures................................................      (38,813)
        Foreign currency transactions..........................         (638)

      INCREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
        Investments............................................    8,519,974
        Futures................................................        4,544
        Foreign currency transactions..........................        2,223
  ---------------------------------------------------------------------------
      Net realized and unrealized gain on investments..........    3,749,233
  ---------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 3,968,961
  ---------------------------------------------------------------------------


See Notes to Financial Statements.

Statements of                                                                                            INTERNATIONAL
Changes in Net Assets                                                                                       EQUITY
                                                                                                             FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED    YEAR ENDED
                                                                                                  DECEMBER 31,  DECEMBER 31,
                                                                                                      2009          2008
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income....................................................................... $    219,728  $  1,124,727
    Net realized gain (loss) on investments, futures and foreign currency transactions...........   (4,777,508)   10,493,070
    Net increase (decrease) in unrealized appreciation /(depreciation) on investments, futures
      and foreign currency transactions..........................................................    8,526,741   (33,294,597)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations......................................................    3,968,961   (21,676,800)
-----------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1....................................................................................     (293,918)   (1,127,691)
      Class 4....................................................................................          (83)         (329)
    Net realized gains
      Class 1....................................................................................           --   (16,150,682)
      Class 4....................................................................................           --        (5,045)
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS............................................................................     (294,001)  (17,283,747)
-----------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions............................    3,674,960   (38,960,547)
-----------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1....................................................................................      779,958    12,325,832
      Class 4....................................................................................           --        10,000
    Value of distributions reinvested
      Class 1....................................................................................      293,918    17,278,373
      Class 4....................................................................................           83         5,374
    Cost of shares redeemed
      Class 1....................................................................................   (4,360,018)  (57,006,212)
      Class 4....................................................................................           --            --
-----------------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions.......................................................   (3,286,059)  (27,386,633)
-----------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS........................................................      388,901   (66,347,180)

NET ASSETS
  Beginning of period............................................................................   17,925,181    84,272,361
-----------------------------------------------------------------------------------------------------------------------------
  End of period.................................................................................. $ 18,314,082  $ 17,925,181
-----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD........................................................... $    (18,387) $     49,987
-----------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold......................................................................................    1,756,212       935,718
Issued for distributions reinvested..............................................................      599,686    43,195,968
Shares redeemed..................................................................................  (10,393,580)   (4,456,499)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares...........................................................   (8,037,682)   39,675,187
-----------------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold......................................................................................           --           696
Issued for distributions reinvested..............................................................          163        13,106
Shares redeemed..................................................................................           --            --
-----------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares......................................................................          163        13,802
-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share class of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------



If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                  Level 1     Level 2    Level 3    Total
  ---------------------------------------------------------------------------
  Investments in Securities+    $1,659,143  $16,652,527*   $--   $18,311,670
  Other Financial Instruments+        (333)          --     --          (333)

*AT DECEMBER 31, 2009, THE FOREIGN SECURITIES WERE VALUED WITH THE ASSISTANCE
 OF AN INDEPENDENT FAIR VALUE PRICING SERVICE, CAUSING THESE SECURITIES TO MOVE FROM LEVEL 1 TO LEVEL 2.
+SEE STATEMENT OF INVESTMENTS FOR INDUSTRY CLASSIFICATION.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Notes to Financial Statements                      December 31 , 2009
----------------------------------------------------------------------


OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


At December 31, 2009, information on the tax cost of investments is as follows:


                                                             Net Tax
                                                          Appreciation/                  Undistributed
                                             Net Tax      (Depreciation)  Undistributed    Long-Term       Post
    Cost of      Gross Tax    Gross Tax   Appreciation/  on Derivatives,     Income/         Gains        October
Investments for  Unrealized   Unrealized  (Depreciation)   Currency and    (Accumulated  (Accumulated   Losses (see
 Tax Purposes   Appreciation Depreciation on Investments other Net Assets Ordinary Loss) Capital Loss) Detail Below)
--------------------------------------------------------------------------------------------------------------------
  19,565,764     1,893,924    (3,148,019)   (1,254,095)       3,709            (84)       (5,533,115)    (418,505)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2009, the Fund has capital loss carryovers as follows:

                       Amount                   Expires
              ---------------------------------------------------
                     5,533,115                 12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                      $400,202                  $18,303

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                      Long-Term
                           Ordinary    Capital
                            Income      Gains       Total
                    ----------------------------------------
                    2009  $  294,001 $        -- $   294,001
                    2008   1,428,534  15,855,213  17,283,747

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                  Undistributed
                  (Distribution
                  in Excess of)
                  Net Investment     Accumulated     Paid In
                      Income     Net Realized (Loss) Capital
                  -------------------------------------------
                      $5,899              $(250,614) $244,715

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

Derivatives not
accounted for as  Asset Derivatives December 31, 2009 Liability Derivatives December 31, 2009
    hedging       ----------------------------------- ---------------------------------------
  instruments       Location in      Notional           Location in       Notional
  under FASB      the Statements   Value/No. of       the Statements    Value/No. of
    ASC 815          of Assets      Contracts   Fair     of Assets       Contracts    Fair
                  and Liabilities  Long/(Short) Value and Liabilities   Long/(Short)  Value
---------------------------------------------------------------------------------------------
Equity Contracts  Receivables, Net      --       --         --           (42,641)/1   (333)*
                      Assets -
                     Unrealized
                   Appreciation/
                   (Depreciation)
                     on futures
---------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND EQUITY SECTION OF THE STATEMENT OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

 Derivatives not                                                                            Change in Unrealized
    accounted                                                                                  Appreciation/
 for as hedging         Location in the      Total Number of Futures/   Realized Gain or       (Depreciation)
   instruments           Statements of          Options Contracts     (Loss) on Derivatives    on Derivatives
under FASB ASC 815        Operations             Purchases/(Sold)     Recognized in Income  Recognized in Income
----------------------------------------------------------------------------------------------------------------
Equity Contracts    Net realized gain/(loss)         87/(83)                (38,813)               4,544
                     on futures, Increase/
                           (decrease)
                         in unrealized
                         appreciation/
                       (depreciation) on
                            futures
----------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation, or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                 Annualized based on average daily net assets
              -----------------------------------------------------
              Average Daily Net Assets           Advisory
                      of Fund            and Administration Fees
              -----------------------------------------------------
                 First $100 million               1.00%
                 Next $100 million                0.95%
                 Over $200 million                0.90%

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.80% of the average daily net assets of the Fund (the "Management Fee Waiver Agreement"). Unless terminated or amended, the Management Fee Waiver Agreement will continue until April 30, 2010. The fee waiver will terminate automatically if the management agreement terminates. In addition, the Company may terminate the Management Fee Waiver Agreement without penalty upon 60 days written notice to GEAM. The Management Fee Waiver Agreement may be amended by the mutual written consent of the Company and GEAM.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's Investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $121 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                     $7,709,735                $10,646,154

SECURITY LENDING At December 31, 2009 and for the year then ended, the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP




Boston, Massachusetts
February 25, 2010

Tax Information                                    (unaudited)
---------------------------------------------------------------
For the year ended December 31, 2009


SUMMARY

The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2009, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Funds follows:

                                                         TOTAL FOREIGN TOTAL FOREIGN
FUND NAME                                                SOURCE INCOME  TAXES PAID
------------------------------------------------------------------------------------
GE Investments Funds, Inc. -- International Equity Fund    $562,819       $57,227

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, GEAM's asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM's investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED AND PROFITS REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. In this regard, the Board members considered the management fee waiver agreement between the Fund and GEAM, pursuant to which GEAM has waived 20 basis points of its management fee and that this waiver continues through April 30, 2010. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------



COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They reviewed the Fund's figures, which, absent consideration of the management fee waiver, exceeded the Lipper peer group average, but which were within the applicable peer group range when such waiver was incorporated. They also considered the Fund's relatively small asset size, noting that the Fund's effective management fee would decline as assets grow due to the breakpoints in the management fee schedule. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H.Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME
INVESTMENTS

Amiel Goldberg, SENIOR VICE PRESIDENT, CHIEF RISK OFFICER

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITY INVESTMENTS (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Mid-Cap Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                Contents
------------------------------------------------------------


          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  2

          NOTES TO SCHEDULE OF INVESTMENTS........................  9

          FINANCIAL STATEMENTS

             Financial Highlights................................. 10

             Statement of Assets and Liabilities.................. 11

             Statement of Operations.............................. 12

             Statements of Changes in Net Assets.................. 13

             Notes to Financial Statements........................ 14

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 22

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 23

          ADDITIONAL INFORMATION.................................. 26

          INVESTMENT TEAM......................................... 29

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Mid-Cap Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Russell* Mid-Cap Index (Russell Mid-Cap Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

Russell Mid-Cap Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.


--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.
* Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated's presentation thereof.

Mid-Cap Equity Fund

--------------------------------------------------------------------------------

[PHOTO] Diane M. Wehner


Diane M. Wehner

The Mid-Cap Equity Fund is managed by Diane M. Wehner. Ms. Wehner is a Senior Vice President of GE Asset Management and portfolio manager of the Mid-Cap Equity Fund. She has served in this capacity since September 2004. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Mid-Cap Equity Fund returned 41.45% for Class 1 shares and 40.91% for Class 4 shares. The Russell Mid-Cap Index, the Fund's benchmark, returned 40.48% and the Fund's Morningstar peer group of 183 US Insurance Mid-Cap Growth funds returned an average of 41.87% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The year began very differently than it ended, both from a macroeconomic and investor sentiment perspective. Expectations for a deep recession in the U.S. in the early months of the year quickly reversed as government intervention and investors' renewed appetite for risk increased liquidity in the financial markets resulting in the start of a stock market rebound. The initial move in equities in response to this reversal of sentiment was fueled by the highly levered, lower quality companies. During this period, the Fund struggled to outperform given our focus on high quality growth companies. Ultimately, this discipline was rewarded in the fourth quarter with investors' renewed focus on companies with stable and growing earnings, high returns on equity and strong balance sheets. For the year, the Fund, with its bias towards growth companies, outperformed the Russell Mid-Cap Index.

   Information technology was the best performing sector during the year, given expectations for a recovery in IT spending, and given these companies' relatively higher growth rates and stronger balance sheets. The Fund's overweight in this sector and solid stock selection was additive to performance. Meanwhile, financial stocks underperformed in 2009 and the Fund benefitted from an overall underweight in this sector. Specifically, the Fund had limited exposure to regional banks (-15% return) given our concerns about deteriorating credit quality and exposure to commercial real estate. Alternatively, the Fund's overweight in asset managers was additive to performance as these companies directly benefitted from appreciation in the financial markets.

   Finally, the healthcare sector outperformed the overall market despite uncertainties surrounding the potential impact of healthcare reform. While the Fund benefited from its sizable exposure to this sector (15% of portfolio), performance of some individual stocks suffered from company specific issues, which more than offset the benefit of being exposed to this relatively defensive growth industry.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed during the twelve-month period, largely due to solid stock selection within the information technology, financials, consumer staples, and consumer discretionary sectors. Specifically, software company Rovi (+152%) benefited as investors recognized its strong technology position and relatively inexpensive valuation. Also, within information technology, the Fund was positively impacted by Mercadolibre (+216%), a Latin American e-commerce company which is benefiting from the secular growth in

--------------------------------------------------------------------------------

                                    [GRAPHIC]


   internet adoption in this region. Within the financial sector, CB Richard Ellis Group (+214) rebounded as the company successfully raised capital and alleviated concerns about its balance sheet. As the market leader in commercial real estate services, the company is well positioned to benefit from increased activity in distressed commercial real estate sales. Within consumer staples, Pepsi Bottling Group (+64%) outperformed as it was taken over by PepsiCo for a significant premium. Cheesecake Factory (+114%), a differentiated upscale casual dining restaurant chain, rose as the company reported better than expected results in part due to its cost cutting initiatives and the introduction of lower priced menu choices.

   Within the healthcare sector, two companies detracted most from performance. Psychiatric Solutions (-24%) corrected in response to quality-of-care concerns at three of its facilities which are currently the subject of state investigations. Medical technology firm Masimo which develops and sells pulse oximeters (+2%) underperformed due to concerns about sales growth in light of lower hospital spending. Within the financial sector, despite owning two of the strongest insurance companies in the industry, HCC Insurance (+7%) and Ace Ltd (-2%) both detracted from performance. This is largely due to investors' cautious stance on the soft pricing in the Property and Casualty insurance market. Cogent, developer of automated fingerprint identification systems, (-23%) was negatively impacted by the loss of a key contract.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. During the period we increased the Fund's weighting in the financials, consumer discretionary, and materials sectors, and we reduced our exposure to consumer staples, and health care sectors. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of the Fund's holdings.

Mid-Cap Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

----------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------
    Class 1              $1,000.00                $1,229.46                4.50
    Class 4              $1,000.00                $1,225.99                6.73
----------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------
    Class 1              $1,000.00                $1,020.96                4.08
    Class 4              $1,000.00                $1,018.98                6.11
----------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.80% for Class 1
 Shares and 1.20% for Class 4 Shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**Actual Fund Returns for the six-month period ended December 31, 2009 were as follows: 22.95% for Class 1 shares, and 22.60% for Class 4 shares.

Mid-Cap Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                              [CHART]

                 GEI Mid-Cap Equity       Russell Midcap Index
                 ------------------       --------------------
Dec 31, 1999         10,000.00                 10,000.00
Dec 1, 2000          10,828.83                 10,825.78
Dec 1, 2001          10,864.12                 10,214.84
Dec 1, 2002           9,368.71                  8,562.59
Dec 1, 2003          12,454.62                 11,995.80
Dec 1, 2004          14,450.21                 14,415.30
Dec 1, 2005          16,146.60                 16,238.97
Dec 1, 2006          17,502.68                 18,721.86
Dec 1, 2007          19,708.89                 19,773.01
Dec 1, 2008          12,255.48                 11,574.63
Dec 1, 2009          17,335.00                 16,260.51


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1//97)
--------------------------------------------------------------------------------

                                      ONE   FIVE   TEN   ENDING VALUE OF A
                                      YEAR  YEAR   YEAR  $10,000 INVESTMENT
    -----------------------------------------------------------------------
    Mid-Cap Equity Fund              41.45% 3.71%  5.66%      $17,335
    -----------------------------------------------------------------------
    Russell Midcap Index             40.48% 2.44%  4.98%      $16,261
    -----------------------------------------------------------------------
    Morningstar peer group average*  41.87% 1.66% -0.97%
    -----------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                               [CHART]

                GEI Mid-Cap Equity       Russell Midcap Index
                ------------------       --------------------
5/1/2008             10,000.00                10,000.00
Jun 1, 2008           9,596.44                 9,617.28
Sep 1, 2008           8,528.19                 8,375.36
Dec 1, 2008           6,364.12                 6,091.02
Mar 1, 2009           6,224.85                 5,544.38
Jun 1, 2009           7,314.80                 6,697.43
Sep 1, 2009           8,416.86                 8,078.46
Dec 1, 2009           8,967.90                 8,556.91


--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        ONE     SINCE   ENDING VALUE OF A
                                        YEAR  INCEPTION $10,000 INVESTMENT
     ---------------------------------------------------------------------
     Mid-Cap Equity Fund               40.91%   -6.31%        $8,968
     ---------------------------------------------------------------------
     Russell Midcap Index              40.48%   -8.92%        $8,557
     ---------------------------------------------------------------------
     Morningstar peer group average**  41.87%
     ---------------------------------------------------------------------

   INVESTMENT PROFILE                                              [GRAPHIC]

   A mutual fund designed for investors
   who seek long-term growth of capital
   and future income by investing at
   least 80% of its net assets in common
   and preferred stocks and other types
   of equity securities of mid-cap
   companies under normal circumstances.
   The Fund invests primarily in mid-cap
   companies that the portfolio manager
   believes are undervalued by the
   market and have above-average growth
   potential.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------

Market Value of $92,494 (in thousands)

              [CHART]

Information Technology      20.5%
Consumer Discretionary      15.3%
Financials                  14.4%
Healthcare                  13.2%
Industrials                  8.8%
Energy                       8.5%
Utilities                    6.6%
Materials                    4.5%
Consumer Staples             4.4%
Telecommunication Services   3.4%
Short-Term                   0.4%
Other Investments            0.0%*

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2009
as a % of Market Value

                   -----------------------------------------
                   Rovi Corp.                          3.55%
                   -----------------------------------------
                   HCC Insurance Holdings, Inc.        2.79%
                   -----------------------------------------
                   ITC Holdings Corp.                  2.27%
                   -----------------------------------------
                   Corrections Corporation of America  2.24%
                   -----------------------------------------
                   Southwestern Energy Co.             2.23%
                   -----------------------------------------
                   Marvell Technology Group Ltd.       2.20%
                   -----------------------------------------
                   Masimo Corp.                        2.05%
                   -----------------------------------------
                   Synaptics Inc.                      1.87%
                   -----------------------------------------
                   Thermo Fisher Scientific, Inc.      1.82%
                   -----------------------------------------
                   Harsco Corp.                        1.79%
                   -----------------------------------------

* Morningstar performance comparisons are based on average annual total returns for the one year, five-year, and ten-year periods indicated in the Mid-Cap Growth peer group consisting of 183, 150 and 70 underlying annuity funds, respectively.
**Morningstar performance comparisons are based on average annual total returns for the one year period indicated in the Mid-Cap Growth peer group consisting of 183 underlying annuity funds.
***Less than 0.01%.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MID-CAP EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                              MID-CAP EQUITY FUND


                                              NUMBER
                                           OF SHARES       VALUE
       COMMON STOCK -- 99.7% +
       ------------------------------------------------------------------

       AEROSPACE & DEFENSE -- 3.7%

       Alliant Techsystems, Inc...........  18,741   $ 1,654,268 /(a,c)/
       Hexcel Corp........................  57,471       745,974   /(a)/
       ITT Corp...........................  20,380     1,013,701
                                                       3,413,943

       BIOTECHNOLOGY -- 1.4%

       Vertex Pharmaceuticals Inc.........  31,013     1,328,907   /(a)/

       CAPITAL MARKETS -- 3.1%

       Affiliated Managers Group Inc......  23,227     1,564,338   /(a)/
       Invesco Ltd........................  54,083     1,270,410
                                                       2,834,748

       CHEMICALS -- 3.7%

       Intrepid Potash, Inc...............  34,923     1,018,704   /(a)/
       Monsanto Co........................  12,457     1,018,360   /(c)/
       Praxair, Inc.......................  17,660     1,418,275   /(c)/
                                                       3,455,339

       COMMERCIAL BANKS -- 1.3%

       Regions Financial Corp.............  97,780       517,256
       SunTrust Banks, Inc................  23,897       484,870
       Zions Bancorporation...............  12,341       158,335
                                                       1,160,461

       COMMERCIAL SERVICES & SUPPLIES -- 2.8%

       Corrections Corporation of America.  84,296     2,069,467   /(a)/
       Stericycle, Inc....................   9,339       515,233   /(a)/
                                                       2,584,700

       COMMUNICATIONS EQUIPMENT -- 1.5%

       Juniper Networks, Inc..............  54,057     1,441,700   /(a)/

       COMPUTERS & PERIPHERALS -- 1.9%

       Synaptics Inc......................  56,311     1,725,932   /(a)/

       DIVERSIFIED FINANCIAL SERVICES -- 1.4%

       CME Group Inc......................   2,109       708,519
       MSCI Inc. (Class A)................  17,881       568,616   /(a)/
                                                       1,277,135

       ELECTRIC UTILITIES -- 3.7%

       ITC Holdings Corp..................  40,319     2,100,217   /(c)/
       Northeast Utilities................  51,550     1,329,475
                                                       3,429,692

                                                NUMBER
                                             OF SHARES       VALUE

     ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.8%

     Cogent, Inc............................  72,487   $   753,140   /(a)/

     ENERGY EQUIPMENT & SERVICES -- 3.2%

     Dresser-Rand Group Inc.................  35,912     1,135,178   /(a)/
     Noble Corp.............................  28,016     1,140,251
     Tesco Corp.............................  52,735       680,809   /(a)/
                                                         2,956,238

     FOOD PRODUCTS -- 2.4%

     McCormick & Company Inc................  34,990     1,264,189   /(c)/
     Sara Lee Corp..........................  76,906       936,715
                                                         2,200,904

     GAS UTILITIES -- 0.8%

     EQT CORP...............................  15,930       699,646

     HEALTHCARE EQUIPMENT & SUPPLIES -- 4.0%

     DENTSPLY International Inc.............  18,436       648,394
     Gen-Probe Inc..........................  19,193       823,380   /(a)/
     Hologic, Inc...........................  23,455       340,098   /(a)/
     Masimo Corp............................  62,313     1,895,561 /(a,c)/
                                                         3,707,433

     HEALTHCARE PROVIDERS & SERVICES -- 1.7%

     Catalyst Health Solutions, Inc.........  36,660     1,336,990   /(a)/
     Psychiatric Solutions, Inc.............  12,704       268,563   /(a)/
                                                         1,605,553

     HOTELS RESTAURANTS & LEISURE -- 2.4%

     Marriott International, Inc. (Class A).  11,066       301,548
     Penn National Gaming, Inc..............  36,963     1,004,654   /(a)/
     The Cheesecake Factory Inc.............  43,153       931,673   /(a)/
                                                         2,237,875

     HOUSEHOLD DURABLES -- 0.6%

     MDC Holdings, Inc......................  17,579       545,652

     INDUSTRIAL CONGLOMERATES -- 0.6%

     McDermott International, Inc...........  21,208       509,204   /(a)/

     INSURANCE -- 4.6%

     ACE Ltd................................  32,785     1,652,364
     HCC Insurance Holdings, Inc............  92,169     2,577,967   /(c)/
                                                         4,230,331

     INTERNET SOFTWARE & SERVICES -- 2.5%

     Baidu, Inc ADR.........................   1,956       804,366   /(a)/
     Equinix, Inc...........................   3,794       402,733   /(a)/
     MercadoLibre, Inc......................  21,708     1,125,994   /(a)/
                                                         2,333,093

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

MID-CAP EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES       VALUE

      IT SERVICES -- 3.3%

      Affiliated Computer Services, Inc.
       (Class A)...........................  23,251   $ 1,387,852   /(a)/
      Cybersource Corp.....................  38,663       777,513   /(a)/
      DST Systems, Inc.....................  11,042       480,879   /(a)/
      Telvent GIT S.A......................  10,837       422,426
                                                        3,068,670

      LIFE SCIENCES TOOLS & SERVICES -- 6.0%

      Covance Inc..........................  28,559     1,558,465   /(a)/
      Illumina, Inc........................  33,913     1,039,433   /(a)/
      Mettler-Toledo International, Inc....  12,189     1,279,723 /(a,c)/
      Thermo Fisher Scientific, Inc........  35,259     1,681,502 /(a,c)/
                                                        5,559,123

      MACHINERY -- 1.8%

      Harsco Corp..........................  51,463     1,658,652

      MEDIA -- 3.5%

      DIRECTV (Class A)....................  24,877       829,648   /(a)/
      Focus Media Holding Ltd. ADR.........  28,919       458,366   /(a)/
      Liberty Global, Inc. (Series C)......  32,331       706,432   /(a)/
      Regal Entertainment Group (Class A)..  85,409     1,233,306   /(c)/
                                                        3,227,752

      METALS & MINING -- 0.7%

      Freeport-McMoRan Copper &
       Gold Inc............................   8,399       674,356   /(a)/

      MULTILINE RETAIL -- 2.1%

      Dollar General Corp..................  38,530       864,228   /(a)/
      Kohl's Corp..........................  19,937     1,075,202   /(a)/
                                                        1,939,430

      MULTI-UTILITIES -- 0.9%

      SCANA Corp...........................  21,366       805,071

      OIL, GAS & CONSUMABLE FUELS -- 4.1%

      Marathon Oil Corp....................  27,234       850,246
      Peabody Energy Corp..................  18,649       843,121
      Southwestern Energy Co...............  42,871     2,066,382 /(a,c)/
                                                        3,759,749

      PERSONAL PRODUCTS -- 2.0%

      Alberto-Culver Co....................  33,631       985,052
      Mead Johnson Nutrition Co. (Class A).  19,409       848,173   /(a)/
                                                        1,833,225

      PHARMACEUTICALS -- 0.0%*

      Sinopharm Group Co...................   3,852        13,686   /(a)/

      PROFESSIONAL SERVICES -- 1.2%

      HIS, Inc. (Class A)..................  20,945     1,147,995   /(a)/

                                                NUMBER
                                             OF SHARES       VALUE

     REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 1.2%

     Douglas Emmett, Inc. (REIT)............   38,758  $   552,302
     SL Green Realty Corp. (REIT)...........   11,536      579,569
                                                         1,131,871

     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%

     CB Richard Ellis Group, Inc. (Class A).  119,490    1,621,479 /(a,c)/

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.8%

     Hittite Microwave Corp.................   37,215    1,516,511   /(a)/
     Marvell Technology Group Ltd...........   97,880    2,031,010   /(a)/
                                                         3,547,521

     SOFTWARE -- 7.8%

     Activision Blizzard, Inc...............  133,335    1,481,352   /(a)/
     Blackboard Inc.........................   22,717    1,031,125   /(a)/
     Citrix Systems, Inc....................   33,849    1,408,457   /(a)/
     Rovi Corp..............................  102,965    3,281,495 /(a,c)/
                                                         7,202,429

     SPECIALTY RETAIL -- 3.9%

     Bed Bath & Beyond, Inc.................   40,021    1,546,011 /(a,c)/
     O'Reilly Automotive, Inc...............   35,162    1,340,375 /(a,c)/
     Urban Outfitters, Inc..................   19,398      678,736   /(a)/
                                                         3,565,122

     TEXTILES APPAREL & LUXURY GOODS -- 1.6%

     Coach, Inc.............................   40,421    1,476,579

     THRIFTS & MORTGAGE FINANCE -- 1.2%

     People's United Financial, Inc.........   66,630    1,112,721

     WATER UTILITIES -- 1.3%

     American Water Works
      Company, Inc..........................   53,149    1,191,069

     WIRELESS TELECOMMUNICATION SERVICES -- 3.4%

     American Tower Corp. (Class A).........   37,885    1,637,011   /(a)/
     NII Holdings, Inc......................   19,748      663,138   /(a)/
     Syniverse Holdings, Inc................   49,051      857,411   /(a)/
                                                         3,157,560

     TOTAL COMMON STOCK
      (COST $81,149,442)....................            92,125,686
     ----------------------------------------------------------------------
     OTHER INVESTMENTS -- 0.0%*
     ----------------------------------------------------------------------
     GEI Investment Fund
      (COST $30,327)........................                23,048   /(d)/

     TOTAL INVESTMENTS IN SECURITIES
      (COST $81,179,769)....................            92,148,734

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

MID-CAP EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE
    -----------------------------------------------------------------------
    SHORT-TERM INVESTMENTS -- 0.4%
    -----------------------------------------------------------------------
    GE Money Market Fund Institutional
     Class 0.01%
     (COST $344,908).......................           $   344,908  /(b,e)/

    TOTAL INVESTMENTS
     (COST $81,524,677)....................            92,493,642

    LIABILITIES IN EXCESS OF OTHER ASSETS,
     NET -- (0.1)%.........................              (110,924)
                                                      -----------

    NET ASSETS -- 100.0%...................           $92,382,718
                                                      ===========
    -----------------------------------------------------------------------
    OTHER INFORMATION
    -----------------------------------------------------------------------

The GEI Mid-Cap Equity had the following short futures contracts open at December 31, 2009:

                                      NUMBER    CURRENT
                          EXPIRATION    OF      NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS   VALUE    APPRECIATION
          ------------------------------------------------------------
          S&P Midcap 400
           Emini Index
           Futures        March 2010    11     $(797,390)   $10,107

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)At December 31, 2009 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(e)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

                      ADR   American Depository Receipt

                      REIT  Real Estate Investment Trust

                      TBA   To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

MID-CAP EQUITY FUND

                                                  -------------------------------------------------------
                                                                         CLASS 1
                                                  ------------------------------------------------------
                                                    12/31/09      12/31/08    12/31/07 12/31/06 12/31/05
                                                  --------     ---------      -------- -------- -------- -
INCEPTION DATE                                         --             --            --       --   5/1/97
Net asset value, beginning of period............. $ 10.50      $   17.30      $  18.19 $  19.22 $  18.33
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income..........................    0.09           0.10          0.08     0.23     0.05
  Net realized and unrealized gains/(losses) on
   investments...................................    4.26         (6.65)          2.23     1.40     2.11
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........................    4.35         (6.55)          2.31     1.63     2.16
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.03           0.05          0.07     0.22     0.06
  Net realized gains.............................    0.00           0.20          3.13     2.44     1.21
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.03           0.25          3.20     2.66     1.27
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................... $ 14.82      $   10.50      $  17.30 $  18.19 $  19.22
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/...............................  41.45%       (37.82)%        12.60%    8.40%   11.74%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $92,374      $  81,791      $191,339 $199,311 $229,097
  Ratios to average net assets:
    Net investment income........................   0.19%          0.29%         0.35%    1.01%    0.24%
    Expenses.....................................   0.80%/(b)/     0.73%/(b)/    0.70%    0.69%    0.70%
  Portfolio turnover rate........................     24%            49%           65%      29%      27%

                                                  -----------------------------
                                                             CLASS 4
                                                  -----------------------------
                                                    12/31/09       12/31/08
                                                  --------      ---------
INCEPTION DATE                                          --         5/1/08
Net asset value, beginning of period............. $  10.51      $   16.85
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income..........................   (0.05)         (0.01)**
  Net realized and unrealized gains/(losses) on
   investments...................................     4.35         (6.12)
-------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........................     4.30         (6.13)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     0.00           0.01
  Net realized gains.............................     0.00           0.20
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................     0.00           0.21
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................... $  14.81      $   10.51
-------------------------------------------------------------------------------
TOTAL RETURN /(A)/...............................   40.91%       (36.36)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $      9      $       6
  Ratios to average net assets:
    Net investment income........................  (0.22)%        (0.05)%*
    Expenses.....................................    1.25%/(b)/     1.18%/(b)/*
  Portfolio turnover rate........................      24%            49%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

Statements of Assets                                                 MID-CAP
and Liabilities DECEMBER 31, 2009                                    EQUITY
                                                                      FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $81,149,442)......... $92,125,686
  Investments in affiliated securities, at market (cost $30,327)..      23,048
  Short-term affiliated investments (at amortized cost)...........     344,908
  Income receivables..............................................      66,147
  Receivable for fund shares sold.................................          61
  Variation margin receivable.....................................      10,120
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  92,569,970
-------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders............................          20
  Payable for fund shares redeemed................................      20,734
  Payable to GEAM.................................................      50,096
  Accrued other expenses..........................................     116,402
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................     187,252
-------------------------------------------------------------------------------
NET ASSETS........................................................ $92,382,718
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................  95,913,401
  Undistributed (distribution in excess of) net investment income.       5,029
  Accumulated net realized gain (loss)............................ (14,514,784)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................  10,968,965
    Futures.......................................................      10,107
-------------------------------------------------------------------------------
NET ASSETS........................................................ $92,382,718
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  92,373,750
Shares outstanding ($0.01 par value; unlimited shares authorized).   6,234,132
Net asset value per share.........................................      $14.82

CLASS 4:

NET ASSETS........................................................       8,968
Shares outstanding ($0.01 par value; unlimited shares authorized).         605
Net asset value per share.........................................      $14.81

See Notes to Financial Statements.

   Statements of Operations                                        MID-CAP
   FOR THE YEAR ENDING DECEMBER 31, 2009                           EQUITY
                                                                    FUND
   --------------------------------------------------------------------------

   INVESTMENT INCOME
     INCOME:
       Dividend................................................. $   742,569
       Interest.................................................      60,196
       Interest from affliated investments......................       5,901
   --------------------------------------------------------------------------
     TOTAL INCOME...............................................     808,666
   --------------------------------------------------------------------------

     EXPENSES:
       Advisory and administrative fees.........................     544,971
       Distributors Fees (Notes 4)
         Class 4................................................          33
       Transfer agent...........................................      17,919
       Directors' fees..........................................       1,570
       Custody and accounting expenses..........................      56,050
       Professional fees........................................      24,849
       Registration expenses....................................       4,758
       Other expenses...........................................      22,698
   --------------------------------------------------------------------------
     TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.............     672,848
   --------------------------------------------------------------------------
       Add: Expenses reimbursed by the adviser..................      (3,786)
   --------------------------------------------------------------------------
       Net expenses.............................................     669,062
   --------------------------------------------------------------------------
     NET INVESTMENT INCOME......................................     139,604
   --------------------------------------------------------------------------

   NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS

       REALIZED GAIN (LOSS) ON:
         Investments............................................  (7,918,565)
         Futures................................................      58,082
         Foreign currency transactions..........................          (1)

       INCREASE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments............................................  36,719,566
         Futures................................................      12,279
   --------------------------------------------------------------------------
       Net realized and unrealized gain on investments..........  28,871,361
   --------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....... $29,010,965
   --------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                        MID-CAP
Changes in Net Assets                                                                                 EQUITY
                                                                                                       FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED     YEAR ENDED
                                                                                           DECEMBER 31,   DECEMBER 31,
                                                                                               2009           2008
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................................ $    139,604  $     389,662
    Net realized (loss) on investments, futures and foreign currency transactions.........   (7,860,484)    (6,321,639)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and foreign currency translation............................................   36,731,845    (61,400,904)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................   29,010,965    (67,332,881)
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.............................................................................     (200,960)      (364,388)
      Class 4.............................................................................           --             (3)
    Net realized gains
      Class 1.............................................................................           --     (1,551,141)
      Class 4.............................................................................           --           (121)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................     (200,960)    (1,915,653)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................   28,810,005    (69,248,534)
-----------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.............................................................................    1,178,747      4,009,071
      Class 4.............................................................................           --         10,000
    Value of distributions reinvested
      Class 1.............................................................................      200,960      1,915,529
      Class 4.............................................................................           --            124
    Cost of shares redeemed
      Class 1.............................................................................  (19,604,175)   (46,228,464)
      Class 4.............................................................................           --             --
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions................................................  (18,224,468)   (40,293,740)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................   10,585,537   (109,542,274)

NET ASSETS
  Beginning of period.....................................................................   81,797,181    191,339,455
-----------------------------------------------------------------------------------------------------------------------
  End of period........................................................................... $ 92,382,718  $  81,797,181
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD.................................................... $      5,029  $      33,730
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold...............................................................................      100,537        263,663
Issued for distributions reinvested.......................................................       13,432        186,879
Shares redeemed...........................................................................   (1,671,328)    (3,717,121)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................................   (1,557,359)    (3,266,579)
-----------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold...............................................................................           --            593
Issued for distributions reinvested.......................................................           --             12
Shares redeemed...........................................................................           --             --
-----------------------------------------------------------------------------------------------------------------------
Net increase in fund shares...............................................................           --            605
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                     Level 1   Level 2 Level 3    Total
     ---------------------------------------------------------------------
     Investments in Securities+    $92,456,908 $36,734   $--   $92,493,642
     Other Financial Instruments+       10,107      --    --        10,107

+See Statement of Investments for Industry Classification.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."


At December 31, 2009, information on the tax cost of investments is as follows:

                                                                    Net Tax
                                                                  Appreciation/                    Undistributed
                                                 Net Tax        (Depreciation) on  Undistributed    Long-Term
   Cost of        Gross Tax     Gross Tax      Appreciation/      Derivatives,        Income/         Gains       Post October
Investments for  Unrealized    Unrealized    (Depreciation) on    Currency and     (Accumulated    (Accumulated   Losses (see
 Tax Purposes    Appreciation  Depreciation    Investments      other Net Assets   Ordinary Loss)  Capital Loss)  Detail Below)
--------------------------------------------------------------------------------------------------------------------------------
 $84,791,839     $17,672,758   $(9,970,955)     $7,701,803            $--             $5,029       $(11,237,515)      $--

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                               Amount     Expires
                             ----------------------
                             $2,257,504  12/31/2016
                              8,980,011  12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The Fund elected to defer losses incurred after October 31, 2009 as follows:

                               Capital  Currency
                               -----------------
                                $--       $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                     Long-Term
                            Ordinary  Capital
                             Income    Gains      Total
                      ------------------------------------
                      2009  $200,960 $       -- $  200,960
                      2008   366,920  1,548,733  1,915,653

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:


Undistributed (Distribution
    in Excess of) Net       Accumulated Net Realized
    Investment Income                 Gain                Paid In Capital
-------------------------------------------------------------------------------
         $32,655                       $1                    $(32,656)


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                                    Asset Derivatives December 31, 2009
                                                   ----------------------------------------
Derivatives not
accounted for as                                    Location in the     Notional
hedging instruments                                 Statements of     Value/No. of
under FASB                                            Assets and       Contracts    Fair
ASC 815                                              Liabilities      Long/(Short)  Value
---------------------------------------------------------------------------------------------
Equity Contracts                                   Receivables, Net   (797,390)/11 10,107*
                                                   Assets-Unrealized
                                                   Appreciation/
                                                   (Depreciation) on
                                                   Futures
---------------------------------------------------------------------------------------------

                                                    Asset Derivatives December 31, 2009    Liability Derivatives December 31, 2009
                                                   -------------------------------------------------------------------------------
Derivatives not
accounted for as                                    Location in the    Location in       Notional
hedging instruments                                 Statements of     the Statements   Value/No. of
under FASB                                            Assets and      of Assets and     Contracts     Fair
ASC 815                                              Liabilities       Liabilities     Long/(Short)   Value
-------------------------------------------------------------------------------------------------------------
Equity Contracts                                   Receivables, Net         --              --         --
                                                   Assets-Unrealized
                                                   Appreciation/
                                                   (Depreciation) on
                                                   Futures
-------------------------------------------------------------------------------------------------------------

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Equity Section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within receivables and/or payables the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

Derivatives
not accounted                                    Total Number   Realized Gain             Change in
                                                      of         or (Loss) on             Unrealized
for as hedging instruments    Location in      Futures/Options   Derivatives    Appreciation/(Depreciation) on
under FASB ASC               the Statements       Contracts     Recognized in       Derivatives Recognized
815                          of Operations     Purchased (Sold)     Income                in Income
--------------------------------------------------------------------------------------------------------------
Equity                     Net realized           361/(370)         58,082                  12,279
Contracts                  gain/(loss) on
                           futures,
                           Increase/(decrease)
                           in unrealized
                           appreciation/
                           (depreciation)
                           on futures
--------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund.

GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $1,360 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $19,234,323                $36,979,630

SECURITY LENDING At December 31, 2009 and for the year then ended, the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Mid-Cap Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP


Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). GEAM does not manage any other mutual funds or investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer - Fixed Income
Investments

Amiel Goldberg, Senior Vice President, Chief Risk Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and
Marketing (since July 2009)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist (since July 2009)

Don W. Torey, President - Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer - Investment Strategies

Investment Adviser
GE Asset Management Incorporated
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

Distributor
GE Investment Distributors, Inc.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Money Market Fund

Annual Report
December 31, 2009

                                     [LOGO]

                                       GE

GE Investments Funds, Inc.

Money Market Fund                                  Contents
------------------------------------------------------------


NOTES TO PERFORMANCE.......................................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS.................................  2

NOTES TO SCHEDULE OF INVESTMENTS...........................................  8

FINANCIAL STATEMENTS

   Financial Highlights....................................................  9

   Statement of Assets and Liabilities..................................... 10

   Statement of Operations................................................. 11

   Statements of Changes in Net Assets..................................... 12

   Notes to Financial Statements........................................... 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... 18

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL.............................. 19

ADDITIONAL INFORMATION..................................................... 22

INVESTMENT TEAM............................................................ 25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Money Market Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Money Market Fund

--------------------------------------------------------------------------------

                                     [PHOTO]
Michael E. Martini

The Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund.

Michael E. Martini is a Vice President and a Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

Adam W. Ackermann is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

James C. Gannon is an Assistant Portfolio Manager of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Class 1 shares of the Money Market Fund returned 0.27%. The 90-day Treasury Bill, the Fund's benchmark, returned 0.15% and the Fund's Morningstar peer group of 99 US Insurance Money Market Taxable funds returned an average of 0.14% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2009.

A. Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise ending the year at 10%. The U.S. lost over 4 million jobs in 2009 (reported by the Bureau of Labor Statistics). Government support programs targeting the auto (Cash for Clunkers) and housing (first-time homebuyer tax credits) industries created demand which boosted second half growth.

   Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0 - 0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In the statement from its final meeting in December, the Federal Open Market Committee (FOMC) repeated that "economic conditions...are likely to warrant exceptionally low levels of the federal funds rate for an extended period." Quantitative easing measures including the purchase of $1.25 trillion of agency mortgage-back securities
   (MBS) and $175 billion of agency debt are scheduled to wind down early in 2010 along with many of the special liquidity facilities given the improvement in the financial markets.

--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                      Q&A


   The improving fundamental backdrop created a performance environment in which non-government related issues (corporate, commercial MBS, asset-backed) outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009 producing negative total returns for U.S. treasuries. The U.S. treasury 2-year and 10-year note yield ended the year at 1.14% and 3.84% respectively, up 38 basis points (bps) and 163 bps. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market returned over 58% compared to high grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7% respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Managing the average maturity of the Fund had a large impact on Fund performance. With short-term interest rates hovering close to zero throughout the year, we maintained a longer average Fund maturity to capture more yield. As the short-term credit markets normalized during the year, we took advantage of high quality commercial paper and LIBOR based floating rate notes at attractive yields.

Money Market Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
JULY 1, 2009 - DECEMBER 31, 2009

------------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                        BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------
Actual Fund Return**             1,000.00                 1,000.16                 2.17
------------------------------------------------------------------------------------------------
Hypothetical 5% Return
 (2.5% for the period)           1,000.00                 1,022.78                 2.19
------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.43% (for the period July 1, 2009--December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
**Actual Fund Return for the six-month period ended December 31, 2009 was:
  0.02%.

Money Market Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                  Money Market Fund          90 Day T-Bill
Date                lending value            lending value
-----             ----------------           -------------
Dec-99              $10,000.00                $10,000.00
Dec-00               10,623.58                 10,600.53
Dec-01               11,047.05                 10,967.53
Dec-02               11,211.08                 11,146.37
Dec-03               11,298.62            `    11,260.84
Dec-04               11,405.43                 11,418.22
Dec-05               11,724.08                 11,785.52
Dec-06               12,268.97                 12,355.03
Dec-07               12,873.14                 12,906.54
Dec-08               13,161.75                 13,085.56
Dec-09               13,197.67                 13,105.02

                                    [GRAPHIC]



INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.
--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES
--------------------------------------------------------------------------------

                                       ONE   FIVE  TEN   ENDING VALUE OF A
                                       YEAR  YEAR  YEAR  $10,000 INVESTMENT
     ----------------------------------------------------------------------
     Money Market Fund                 0.27% 2.96% 2.81%       13,198
     ----------------------------------------------------------------------
     90 Day T-Bill                     0.15% 2.79% 2.74%       13,105
     ----------------------------------------------------------------------
     Morningstar peer group average*   0.14% 2.81% 2.64%
     ----------------------------------------------------------------------
     Inception date                   7/1/85
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND YIELD AT DECEMBER 31, 2009
--------------------------------------------------------------------------------

                                    FUND  MONEY FUND REPORT**
                  -------------------------------------------
                  7-day current    0.00%+        0.07%
                  -------------------------------------------
                  7-day effective  0.00%         0.07%
                  -------------------------------------------

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.
EFFECTIVE YIELD is calculated similarly but could be slightly higher because it reflects the compounding effect of earnings on reinvested dividends.
+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at December 31, 2009. **IBC's Money Fund report provides average yield for all major money market funds.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
* Morningstar performance comparisons are based on average annual total returns for the one year, five-year, and ten-year periods indicated in the Money Market Taxable peer group consisting of 99, 94 and 71 underlying annuity funds, respectively.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MONEY MARKET FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                               MONEY MARKET FUND

Portfolio Composition based on a Market Value of $325,618 (in thousands) as of December 31, 2009

                                     [CHART]

Commercial Paper           31.0%
Certificates of Deposit    27.9%
Corporate Notes            21.1%
Agency                     10.4%
Repurchase Agreements       5.9%
Time Deposit                3.7%


                                              PRINCIPAL    AMORTIZED
                                                 AMOUNT         COST
               SHORT-TERM INVESTMENTS -- 99.9% +
               ------------------------------------------------------------

               AGENCY -- 10.4%

               FNMA
                0.22%         02/12/10..... $ 5,630,000  $ 5,642,555 /(a)/

               Federal Home Loan Bank
                2.75%         03/12/10.....   4,100,000    4,120,151

               FNMA Discount
                0.07%         02/01/10.....   3,400,000    3,399,795 /(a)/

               FHLMC
                0.14%         02/04/10.....  18,390,000   18,390,000 /(a)/
                4.88%         02/09/10.....   2,170,000    2,238,455
                                                          33,790,956

               COMMERCIAL PAPER -- 30.9%

               Allied Irish Banks NA
                0.53%         03/03/10.....  11,900,000   11,889,313 /(a)/

               Australia & NZ Banking Group
                0.21%         01/07/10.....   3,700,000    3,699,870 /(a)/

               Bank of America Corp.
                0.15%         01/08/10.....  10,000,000    9,999,708 /(a)/

               CBA Delaware Finance Inc.
                0.28%         06/10/10.....  11,800,000   11,785,316 /(a)/

               Danske Corp.
                0.48%         01/19/10.....   7,240,000    7,238,262 /(a)/

               Eksportfinans ASA
                0.08%         01/04/10.....   8,490,000    8,489,943 /(a)/

               Her Majesty Rgt Canada
                0.30%         01/21/10.....   2,950,000    2,949,508 /(a)/

                                                PRINCIPAL    AMORTIZED
                                                   AMOUNT         COST

               HSBC USA Inc.
                0.10%           01/04/10..... $ 2,800,000 $  2,799,977 /(a)/
                0.24%           04/14/10.....   8,400,000    8,394,232 /(a)/

               IBRD Discount Note
                0.15%           02/26/10.....   5,800,000    5,798,647 /(a)/

               Nordea North America
                0.23%           02/05/10.....   7,200,000    7,198,390 /(a)/

               Societe Generale N Amer
                0.29%           05/17/10.....   5,100,000    5,094,413 /(a)/
                0.34%           02/02/10.....   7,650,000    7,647,688 /(a)/

               Toyota Motor Credit
                0.18%           02/03/10.....   7,800,000    7,798,713 /(a)/
                                                           100,783,980

               REPURCHASE AGREEMENTS -- 5.9%

               Barclays
                0.00% dated 12/31/09, to be
                repurchased at $6,240,000 on
                01/01/10 collateralized by
                $6,364,875 U.S. Government
                Agency Bonds, 1.38%,
                maturing 05/15/12.
                01/04/10.....................   6,240,000    6,240,000 /(a)/

               Deutsche Bank Gov Agcy Repo
                0.01% dated 12/31/09, to be
                repurchased at $9,500,011 on
                01/01/10 collateralized by
                $9,694,886 U.S. Government
                Agency Bonds, 4.25% and
                1.75%, maturing 06/10/11
                and 04/13/12.
                01/04/10.....................   9,500,000    9,500,000 /(a)/

               HSBC Gov Agcy Repo
                0.01% dated 12/31/09, to be
                repurchased at $3,500,000 on
                01/01/10 collateralized by
                $3,576,994 U.S. Government
                Agency Bonds, 8.75%,
                maturing 08/15/20.
                01/04/10.....................   3,500,000    3,500,000 /(a)/
                                                            19,240,000

               CORPORATE NOTES -- 21.1%

               Abbey National Treasury Services
                0.66%           02/25/10.....  12,540,000   12,540,000 /(a)/

               Bank of Nova Scotia Houston
                0.23%           12/17/10.....   3,000,000    3,000,000 /(a)/
                0.43%           01/15/10.....  10,360,000   10,360,000 /(a)/

               European Investment Bank
                5.00%           02/08/10.....     920,000      924,423

               Freddie Mac
                2.38%           05/28/10.....   9,050,000    9,127,594

See Notes to Schedules of Investments on page 8 and Notes to Financial Statements on page 13.

MONEY MARKET FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                    PRINCIPAL   AMORTIZED
                                                       AMOUNT        COST

               KFW
                0.33%           01/21/10......... $ 5,020,000 $ 5,021,082 /(a)/

               Procter & Gamble International Fn
                0.29%           05/07/10.........   2,680,000   2,680,000 /(a)/

               Rabobank Nederland NY
                0.26%           07/23/10.........   4,100,000   4,099,734 /(a)/
                0.38%           04/26/10.........   8,770,000   8,770,000 /(a)/

               Royal Bank of Canada NY
                0.36%           01/26/10.........  12,230,000  12,230,000 /(a)/
                                                               68,752,833

               TIME DEPOSIT - 3.7%

               Bank of Ireland
                0.10%           01/04/10.........  12,020,000  12,020,000 /(a)/

               State Street Corp.
                0.01%           01/04/10.........     159,475     159,475 /(b)/
                                                               12,179,475

               CERTIFICATES OF DEPOSIT -- 27.9%

               Australia & NZ Banking Group
                0.35%           05/25/10.........   6,000,000   6,000,718 /(a)/

               Banco Bilbao Vizcaya Argentaria
                NY
                0.22%           02/17/10.........   4,800,000   4,800,034 /(a)/

               Bank of Montreal Chicago
                0.19%           02/22/10.........   6,800,000   6,800,000 /(a)/

               Barclays Bank PLC NY
                0.44%           05/03/10.........   5,100,000   5,100,000 /(a)/
                0.70%           04/15/10.........   8,850,000   8,850,000 /(a)/

               BNP Paribas NY
                0.20%           03/01/10.........   4,400,000   4,400,000 /(a)/
                0.31%           01/14/10.........   7,450,000   7,450,000 /(a)/

               Calyon New York
                0.60%           01/05/10.........  14,390,000  14,390,000 /(a)/

               Deutsche Bank Ag NY
                0.50%           01/06/10.........   7,430,000   7,430,000 /(a)/

               National Australia Bank NY
                0.18%           02/23/10.........   6,000,000   6,000,000 /(a)/

               Svenska Handelsbanken NY
                0.22%           02/11/10.........  10,200,000  10,200,116 /(a)/

               Toronto-Dominion Bank NY
                0.33%           05/17/10.........   5,350,000   5,350,202 /(a)/

               Westpac Banking Corp NY
                0.30%           10/06/10.........   4,100,000   4,099,969 /(a)/
                                                               90,871,039

                                                        PRINCIPAL    AMORTIZED
                                                           AMOUNT         COST

                         TOTAL SHORT-TERM INVESTMENTS
                          (COST $325,618,283)..........           $325,618,283

                         OTHER ASSETS AND LIABILITIES,
                          NET -- 0.1%..................                454,084
                                                                  ------------

                         NET ASSETS -- 100.0%..........           $326,072,367
                                                                  ============

See Notes to Schedules of Investments on page 8 and Notes to Financial Statements on page 13.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Coupon amount represents effective yield.

(b)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+  Percentages are based on net assets as of December 31, 2009 .


                 FHLMC  Federal Home Loan Mortgage Corporation

                 FNMA   Federal National Mortgage Association

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

MONEY MARKET FUND

                                                   12/31/09 12/31/08 12/31/07 12/31/06   12/31/05
                                                   -------- -------- -------- -------- --------
INCEPTION DATE                                           --       --       --       --   7/1/85
Net asset value, beginning of period.............. $   1.00 $   1.00 $   1.00 $   1.00 $   1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............................       --     0.02     0.05     0.05     0.03
 Net realized and unrealized gains on investments.       --       --       --       --       --
----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS...........       --     0.02     0.05     0.05     0.03
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income............................       --     0.02     0.05     0.05     0.03
 Return of capital................................       --       --       --       --     0.00/(b)/
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...............................       --     0.02     0.05     0.05     0.03
----------------------------------------------------------------------------------------------------
Net asset value, end of period.................... $   1.00 $   1.00 $   1.00 $   1.00 $   1.00
----------------------------------------------------------------------------------------------------
TOTAL RETURN/ (A)/................................    0.27%    2.24%    4.92%    4.65%    2.79%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands)......... $326,072 $547,554 $340,690 $279,622 $250,149
 Ratios to average net assets:
   Net investment income..........................    0.32%    2.15%    4.81%    4.58%    2.74%
   Net expenses...................................    0.43%    0.45%    0.48%    0.49%    0.49%
   Gross expenses.................................    0.47%    0.45%    0.48%    0.49%    0.49%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower.
(b)Less than $0.01 per share.

See Notes to Financial Statements.

Statement of Assets and Liabilities DECEMBER 31, 2009                     MONEY
                                                                          MARKET
                                                                           FUND
------------------------------------------------------------------------------------

ASSETS
  Short-term Investments at fair value (cost $325,618,283)............ $325,618,283
  Income receivables..................................................      271,845
  Receivable for fund shares sold.....................................      280,171
  Other assets........................................................      140,579
------------------------------------------------------------------------------------
    TOTAL ASSETS......................................................  326,310,878
------------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed....................................           19
  Payable to GEAM.....................................................      222,100
  Accrued other expenses..............................................       16,392
------------------------------------------------------------------------------------
    TOTAL LIABILITIES.................................................      238,511
------------------------------------------------------------------------------------
NET ASSETS............................................................ $326,072,367
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.....................................................  326,260,052
  Undistributed (distribution in excess of) net investment income.....           --
  Accumulated net realized gain (loss)................................     (187,685)
------------------------------------------------------------------------------------
NET ASSETS............................................................ $326,072,367
------------------------------------------------------------------------------------

NET ASSETS............................................................  326,072,367
Shares outstanding ($0.01 par value; unlimited shares authorized).....  326,251,453
Net asset value per share.............................................         1.00

See Notes to Financial Statements.

Statement of Operations FOR THE YEAR ENDED DECEMBER 31, 2009              MONEY
                                                                          MARKET
                                                                           FUND
-----------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Interest........................................................... $3,212,003
-----------------------------------------------------------------------------------
  TOTAL INCOME.........................................................  3,212,003
-----------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees...................................  1,777,218
    Transfer agent.....................................................         64
    Directors' fees....................................................     23,696
    Custody and accounting expenses....................................     66,281
    Professional fees..................................................     64,568
    Registration expenses..............................................      9,778
    Other expenses.....................................................     55,402
-----------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.......................  1,997,007
-----------------------------------------------------------------------------------
    Less : Expenses Waived or borne by the adviser.....................   (146,262)
-----------------------------------------------------------------------------------
    Net expenses.......................................................  1,850,745
-----------------------------------------------------------------------------------
  NET INVESTMENT INCOME................................................  1,361,258
-----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

    REALIZED GAIN ON:
      Investments......................................................     24,246
-----------------------------------------------------------------------------------
    Net realized and unrealized gain on investments....................     24,246
-----------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $1,385,504
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                      MONEY
Changes in Net Assets                                                             MARKET
                                                                                   FUND
----------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,
                                                                            2009           2008
----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income............................................ $   1,361,258  $   9,576,393
    Net realized gain (loss) on investments...........................        24,246       (148,062)
----------------------------------------------------------------------------------------------------
    Net increase from operations......................................     1,385,504      9,428,331
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment (loss).............................................    (1,362,973)    (9,576,393)
----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.................................................    (1,362,973)    (9,576,393)
----------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.        22,531       (148,062)
----------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS :
    Proceeds from sale of shares                                          97,640,479    397,487,969
    Value of distributions reinvested                                      1,362,974      9,576,393
    Cost of shares redeemed...........................................  (320,507,263)  (200,053,070)
----------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions...................  (221,503,810)   207,011,292
----------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.............................  (221,481,279)   206,863,230

NET ASSETS
  Beginning of period.................................................   547,553,646    340,690,416
----------------------------------------------------------------------------------------------------
  End of period....................................................... $ 326,072,367  $ 547,553,646
----------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD................................ $          --  $         148
----------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
Shares sold...........................................................    97,640,479    397,487,969
Issued for distributions reinvested...................................     1,362,974      9,576,393
Shares redeemed.......................................................  (320,507,263)  (200,053,070)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares................................  (221,503,810)   207,011,292
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

All portfolio securities of the Money Market Fund of sufficient quality rating are valued on the basis of amortized cost, which approximates fair value.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1--Quoted prices for identical investments in active markets.

   Level 2--Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3--Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

measurements that fall in either Level 2 or Level 3, and information on purchases, sales, and issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                  Level 1   Level 2    Level 3    Total
    -----------------------------------------------------------------------
    Investments in Securities+      $--   $325,618,283   $--   $325,618,283
    Other Financial Instruments+     --             --    --             --

+See Statement of Investments for Industry Classification

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's Custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                                   Net Tax
                                                                Appreciation/
                                                                (Depreciation)
                                                   Net Tax            on                        Undistributed
                                                Appreciation/    Derivatives,   Undistributed     Long-Term
   Cost of        Gross Tax       Gross Tax     (Depreciation)   Currency and      Income/          Gains        Post October
Investments for   Unrealized      Unrealized          on          other Net      (Accumulated    (Accumulated    Losses (see
 Tax Purposes    Appreciation    Depreciation    Investments        Assets      Ordinary Loss)  Capital Loss)   Detail Below)
-------------------------------------------------------------------------------------------------------------------------------
 $325,618,283         --              --              --              --              --          $(187,685)          --

As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2009, the Fund utilized $24,246 of prior year capital loss carryovers.

                       Amount                   Expires
              ---------------------------------------------------
                      $39,623                  12/31/2010
                      148,062                  12/31/2016

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2009.

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                      Long-Term
                            Ordinary   Capital
                             Income     Gains     Total
                     -------------------------------------
                     2009  $1,362,973    $--    $1,362,973
                     2008   9,576,393     --     9,576,393

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The reclassifications for the year ended December 31, 2009, were as follows:

                   Undistributed
                   Net Investment               Paid In
                       Income                   Capital
              ---------------------------------------------------
                       1,567                    (1,567)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                        Annualized based on
                                     average daily net assets
              ----------------------------------------------------
                                   Average Daily     Advisory and
                                    Net Assets      Administration
                                      of Fund            Fees
              ----------------------------------------------------
              Money Market Fund  First $100 million      .50%
                                  Next $100 million      .45%
                                  Next $100 million      .40%
                                  Next $100 million      .35%
                                  Over $400 million      .30%

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $9,900 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. MONEY MARKET FUND GUARANTEE PROGRAM

The GE Investments Money Market Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009, the day the Program expired. Under the Program, if the fund's market value per share dropped below $0.995 on any day while the Program was in effect and the fund was subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 would have been eligible to receive a payment from the U.S. Department of Treasury. No such guarantee event occurred during the term of the Program. The GE Investments Money Market Fund shareholders incurred $183,195 which increased the operating expenses by 0.04% for participation in the Program.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP

Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

The Board also considered that GEAM has voluntarily undertaken to reduce its management fee charged to the Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Fund's Class 1 shares.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. The Board members recognized the economies of scale benefits derived by the Fund as a result of this fee structure. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. In light of the foregoing, the Board,

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer - Fixed Income
Investments

Amiel Goldberg, Senior Vice President, Chief Risk Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist (since July 2009)

Don W. Torey, President - Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer - Investment Strategies

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

                                     [LOGO]

                                       GE

GE Investments Funds, Inc.

Premier Growth Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Premier Growth Equity Fund                         Contents
------------------------------------------------------------


          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  6

          NOTES TO SCHEDULE OF INVESTMENTS........................  8

          FINANCIAL STATEMENTS

             Financial Highlights.................................  9

             Statement of Assets and Liabilities.................. 10

             Statement of Operations.............................. 11

             Statements of Changes in Net Assets.................. 12

             Notes to Financial Statements........................ 13

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 21

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 22

          ADDITIONAL INFORMATION.................................. 25

          INVESTMENT TEAM......................................... 28

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Premier Growth Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.


--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Premier Growth Equity Fund

--------------------------------------------------------------------------------

[PHOTO] David B. Carlson



David B. Carlson is Chief Investment Officer -- U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for the Premier Growth Equity Fund and has served in that capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARKS AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Premier Growth Equity Fund returned 38.74% for Class 1 shares and 38.13% for Class 4 shares. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's benchmarks, returned 26.46% and 37.20% respectively, and the Fund's Morningstar peer group of 428 US Insurance Large Growth funds returned an average of 37.15% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, but picked up again as clarity emerged in the U.S. financial sector with the resolution of the government bank stress tests and improving credit markets. From its March 9th intraday low of 666, the S&P 500 rallied 67% into year end. Despite this prodigious snap-back, the S&P 500 still remained 29% below the high it reached in October, 2007 -- following the near-collapse of the U.S. financial system after the housing-debt bubble burst. Unprecedented fiscal and monetary stimulus fueled this year's stock market recovery. The federal funds target rate has remained historically low -- close to zero -- for a full year, and the U.S. equity markets have applauded the Federal Reserve's pledge to keep interest rates low for an "extended period."

   Sector allocation has been important in this environment, as only three sectors outperformed the S&P 500 in 2009: technology (+62%), materials (+49%), and consumer discretionary (+42%). The more defensive sectors lagged. Despite a 78% rise in the WTI crude price over the year, the S&P 500 energy sector rose only 14% in 2009, well below the 26.5% rally of the broader S&P 500 Index. In this context, the growth style of investing outperformed the value style, with the strongest returns among medium capitalization companies.

   Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. Going forward, we do not expect the markets to simply reward survivorship with performance. Earnings estimate achievability should matter more prospectively, and that is why we have continued to focus on quality (e.g., free cash flow, market share and balance sheet strength) in our investment strategies.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund was well positioned to take advantage of the recovery rally. During the course of the year, the Fund benefited from overweights in information technology and consumer discretionary as these sectors outperformed. Liberty Media (+94%) skyrocketed on the news of its merger with DirecTV, and was the top-contributing stock for the year.

   The Fund also navigated the volatile financials stocks well, with strong stock selection among some of the areas at the epicenter of the credit crisis: the banks, real estate and capital markets companies. Strong rallies in CB Richard Ellis (+214%), Goldman Sachs (+103%) and CME Group (Chicago Mercantile Exchange +64%) drove outperformance, enabling our financials holdings to return 56% versus a 17% gain

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   for the S&P 500 sector. Another key performance driver was relative strength in our energy holdings (+66% versus a 14% gain for the S&P 500 sector). Emphasizing oil services companies over the lagging exploration and production and large integrated oil companies helped the Fund the most, amid weak end market demand for fossil fuels during the year. The visible pipelines for oil services projects benefited Transocean (+75%) and Schlumberger (+56%).

   On a sector level, materials was the only sector to detract from performance. The Fund missed the rally in selected chemicals and metals/mining stocks during the course of the year, and our sole materials holding, Monsanto (+17%), underperformed many of its peers. Our Premier Growth process prefers companies with sustainable earnings growth profiles as opposed to the more cyclical patterns characteristic of most materials and industrial companies. In terms of single stock detractors in a generally strong period of stock selection, Amgen (-2%), Comcast (+1%), Iron Mountain (-8%), Gilead (-15%) and Aflac (+4%) tempered the Fund's outperformance.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We consistently employed our bottom-up process of seeking high quality stocks that we believe can generate double-digit earnings growth throughout the year. We ended the period with 35 stocks in the portfolio, consistent with our history. The portfolio's largest sector weighting remains technology at approximately 31% of the portfolio. Some of corporate America's strongest balance sheets are in the tech sector, with companies such as Microsoft, Qualcomm, and Cisco holding extremely large cash balances and little to no debt. During the year we were nimble in the financials sector, adding to our exposure when valuations looked most depressed early in the year, becoming overweight by mid-year as signs of healing emerged in the credit markets. We then trimmed our financials holdings into strength in the back half of the year, becoming slightly underweight versus the S&P 500 (though still overweight the Russell 1000 Growth Index) by December 31. The portfolio remains overweight in consumer discretionary (primarily media and retail) and underweight the S&P 500 in energy, although we will likely add to this sector when we see signs of a better economy.

Premier Growth Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
JULY 1, 2009 - DECEMBER 31, 2009

----------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------
    Class 1              $1,000.00                $1,179.82                4.94
    Class 4              $1,000.00                $1,177.22                7.35
----------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------
    Class 1              $1,000.00                $1,020.46                4.58
    Class 4              $1,000.00                $1,018.29                6.82
----------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.90% for Class 1
 Shares and 1.34% for Class 4 Shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**Actual Fund Returns for the six-month period ended December 31, 2009 were as follows: 17.98% for Class 1 shares, and 17.72% for Class 4 shares.

Premier Growth Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                            [CHART]

           Premier Growth Equity Fund     S&P 500 Index      Russell 1000 Growth
           --------------------------     --------------     -------------------
31-Dec-99          10,000.00                 10,000.00             10,000.00
1-Dec-00            9,477.07                  9,081.65              7,758.30
1-Dec-01            8,610.99                  7,999.85              6,174.98
1-Dec-02            6,801.38                  6,231.73              4,454.25
1-Dec-03            8,767.94                  8,021.99              5,780.02
1-Dec-04            9,384.45                  8,894.89              6,143.80
1-Dec-05            9,505.72                  9,332.39              6,467.26
1-Dec-06           10,367.78                 10,806.20              7,055.25
1-Dec-07           10,921.03                 11,400.06              7,889.66
1-Dec-08            6,917.64                  7,182.28              4,856.81
1-Dec-09            9,597.64                  9,083.04              6,663.59


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 12/12/97)
--------------------------------------------------------------------------------

                                      ONE   FIVE   TEN   ENDING VALUE OF A
                                      YEAR  YEAR   YEAR  $10,000 INVESTMENT
    -----------------------------------------------------------------------
    Premier Growth Equity Fund       38.74% 0.45% -0.41%       $9,598
    -----------------------------------------------------------------------
    S&P 500 Index                    26.46% 0.42% -0.96%       $9,083
    -----------------------------------------------------------------------
    Russell 1000 Growth Index        37.20% 1.64% -3.98%       $6,664
    -----------------------------------------------------------------------
    Morningstar peer group average*  37.15% 1.03% -2.58%
    -----------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                            [GRAPHIC]

           Premier Growth Equity Fund     S&P 500 Index     Russell 1000 Growth
           -------------------------      -------------     -------------------
1-May-08          10,000.00                 10,000.00            10,000.00
1-Jun-08           9,351.76                  9,275.57             9,619.62
1-Sep-08           8,800.31                  8,499.21             8,433.61
1-Dec-08           6,350.73                  6,634.20             6,511.85
1-Mar-09           6,203.38                  5,903.65             6,243.51
1-Jun-09           7,451.70                  6,844.05             7,262.46
1-Sep-09           8,406.70                  7,912.13             8,277.02
1-Dec-09           8,772.32                  8,389.91             8,934.32


--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        ONE     SINCE   ENDING VALUE OF A
                                        YEAR  INCEPTION $10,000 INVESTMENT
     ---------------------------------------------------------------------
     Premier Growth Equity Fund        38.13%  -7.54%         $8,772
     ---------------------------------------------------------------------
     S&P 500 Index                     26.46%  -9.99%         $8,390
     ---------------------------------------------------------------------
     Russell 1000 Growth Index         37.20%  -6.53%         $8,934
     ---------------------------------------------------------------------
     Morningstar peer group average**  37.15%
     ---------------------------------------------------------------------

                                                                  [GRAPHIC]
INVESTMENT PROFILE

A Mutual Fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in common and preferred stocks and other types of equity securities under normal circumstances. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $1 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.
PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $47,004 (in thousands)

                 [CHART]

Information Technology           34.1%
Consumer Discretionary           16.7%
Healthcare                       14.7%
Financials                       14.2%
Energy                            6.4%
Consumer Staples                  4.0%
Materials                         3.1%
Industrials                       3.0%
Telecommunication Services        3.0%
Short-Term                        0.8%
Other Investments                 0.0%***

TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2009
as a % of Market Value

                     --------------------------------------
                     QUALCOMM Inc.                    4.57%
                     --------------------------------------
                     The Western Union Co.            4.22%
                     --------------------------------------
                     Amgen Inc.                       4.05%
                     --------------------------------------
                     CME Group Inc.                   4.02%
                     --------------------------------------
                     PepsiCo, Inc.                    3.95%
                     --------------------------------------
                     Bed Bath & Beyond, Inc.          3.82%
                     --------------------------------------
                     Schlumberger Ltd.                3.73%
                     --------------------------------------
                     DIRECTV (Class A)                3.60%
                     --------------------------------------
                     Intuit, Inc.                     3.56%
                     --------------------------------------
                     Liberty Global, Inc. (Series C)  3.47%
                     --------------------------------------

* Morningstar performance comparisons are based on average annual total returns for the one year, five-year, and ten-year periods indicated in the Large Growth peer group consisting of 428, 338 and 164 underlying annuity funds, respectively.
**Morningstar performance comparisons are based on average annual total returns for the one year period indicated in the Large Growth peer group consisting of 428 underlying annuity funds.
***Less than 0.1%.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                          PREMIER GROWTH EQUITY FUND


                                            NUMBER
                                         OF SHARES        VALUE
          COMMON STOCK -- 96.0%+
          ---------------------------------------------------------------

          BEVERAGES -- 3.8%

          PepsiCo, Inc..................  30,576    $ 1,859,021

          BIOTECHNOLOGY -- 5.7%

          Amgen Inc.....................  33,633      1,902,619    /(a)/
          Gilead Sciences, Inc..........  19,569        846,946    /(a)/
                                                      2,749,565

          CAPITAL MARKETS -- 6.0%

          State Street Corp.............  34,856      1,517,630    /(c)/
          The Goldman Sachs Group, Inc..   8,194      1,383,475
                                                      2,901,105

          CHEMICALS -- 3.0%

          Monsanto Co...................  17,856      1,459,728

          COMMERCIAL SERVICES & SUPPLIES -- 2.1%

          Iron Mountain Inc.............  44,641      1,016,029    /(a)/

          COMMUNICATIONS EQUIPMENT -- 9.5%

          Cisco Systems, Inc............  65,432      1,566,442  /(a,d)/
          QUALCOMM Inc..................  46,475      2,149,934
          Research In Motion Ltd........  13,453        908,615    /(a)/
                                                      4,624,991

          DIVERSIFIED FINANCIAL SERVICES -- 3.9%

          CME Group Inc.................   5,626      1,890,055

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.5%

          Corning Inc...................  59,317      1,145,411
          Molex Inc. (Class A)..........   3,669         70,188
                                                      1,215,599

          ENERGY EQUIPMENT & SERVICES -- 6.2%

          Schlumberger Ltd..............  26,907      1,751,377
          Transocean Ltd................  15,288      1,265,846    /(a)/
                                                      3,017,223

          HEALTHCARE EQUIPMENT & SUPPLIES -- 2.8%

          Medtronic, Inc................  31,187      1,371,604

          HEALTHCARE PROVIDERS & SERVICES -- 5.8%

          Express Scripts, Inc..........  12,230      1,057,284    /(a)/
          Lincare Holdings Inc..........  28,130      1,044,186    /(a)/
          VCA Antech, Inc...............  28,130        701,000    /(a)/
                                                      2,802,470

                                                NUMBER
                                             OF SHARES       VALUE

     HOTELS RESTAURANTS & LEISURE -- 1.5%

     Carnival Corp..........................   22,626  $   717,018   /(a)/

     INSURANCE -- 2.3%

     AFLAC Inc..............................   23,849    1,103,016

     INTERNET SOFTWARE & SERVICES -- 3.3%

     Baidu, Inc ADR.........................    1,295      532,543   /(a)/
     eBay Inc...............................   46,475    1,094,022   /(a)/
                                                         1,626,565

     IT SERVICES -- 9.2%

     Paychex, Inc...........................   32,410      993,042
     The Western Union Co...................  105,181    1,982,662
     Visa, Inc. (Class A)...................   17,122    1,497,490
                                                         4,473,194

     MACHINERY -- 3.0%

     Dover Corp.............................   34,856    1,450,358

     MEDIA -- 8.2%

     Comcast Corp. (Class A)................   43,418      695,122
     DIRECTV (Class A)......................   50,756    1,692,713   /(a)/
     Liberty Global, Inc. (Series C)........   74,605    1,630,119   /(a)/
                                                         4,017,954

     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.6%

     CB Richard Ellis Group, Inc. (Class A).   58,094      788,336   /(a)/

     SOFTWARE -- 6.3%

     Intuit, Inc............................   54,425    1,671,392 /(a,d)/
     Microsoft Corp.........................   45,252    1,379,733   /(d)/
                                                         3,051,125

     SPECIALTY RETAIL -- 6.4%

     Bed Bath & Beyond, Inc.................   46,475    1,795,329   /(a)/
     Lowe's Companies, Inc..................   56,259    1,315,898
                                                         3,111,227

     WIRELESS TELECOMMUNICATION SERVICES -- 2.9%

     American Tower Corp. (Class A).........   32,410    1,400,436   /(a)/

     TOTAL COMMON STOCK
      (COST $45,185,742)....................            46,646,619
     ----------------------------------------------------------------------
     OTHER INVESTMENTS -- 0.0%*
     ----------------------------------------------------------------------
     GEI Investment Fund
      (COST $4,048).........................                 3,077   /(e)/

     TOTAL INVESTMENTS IN SECURITIES
      (COST $45,189,790)....................            46,649,696

See Notes to Schedules of Investments on page 8 and Notes to Financial Statements on page 13.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES       VALUE
      SHORT-TERM INVESTMENTS -- 0.7%
      --------------------------------------------------------------------
      GE Money Market Fund Institutional
       Class 0.01%
       (COST $354,654).....................           $   354,654 /(b,f)/

      TOTAL INVESTMENTS
       (COST $45,544,444)..................            47,004,350

      OTHER ASSETS AND LIABILITIES, NET --
       3.3%................................             1,624,391
                                                      -----------

      NET ASSETS -- 100.0%.................           $48,628,741
                                                      ===========
      --------------------------------------------------------------------
      OTHER INFORMATION
      --------------------------------------------------------------------

The GEI Premier Growth Equity had the following long futures contracts open at December 31, 2009:

                                      NUMBER   CURRENT
                          EXPIRATION    OF     NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS  VALUE   (DEPRECIATION)
          ------------------------------------------------------------
          S&P 500 EMini
           Index Futures  March 2010    13     $721,955    $(8,796)

See Notes to Schedules of Investments on page 8 and Notes to Financial Statements on page 13.

Notes to Schedule of Investments                   December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(f)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

ADR  American Depository Receipt
TBA  To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

================================================================================

PREMIER GROWTH EQUITY FUND

                                      --------------------------------------------------------    ----------------------------
                                                              CLASS 1                                       CLASS 4
                                      -------------------------------------------------------     ----------------------------
                                        12/31/09      12/31/08    12/31/07 12/31/06 12/31/05        12/31/09      12/31/08
                                      --------     ---------      -------- -------- --------- -   --------     ---------
INCEPTION DATE                             --             --           --        --  12/12/97          --         5/1/08
Net asset value, beginning of period. $ 46.49      $   78.95      $ 82.17  $  75.65 $   74.95     $ 46.55      $   78.52
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss).......    0.20           0.30         0.23      0.35      0.24      (0.16)           0.02**
  Net realized and unrealized
   gains/(losses) on investments.....   17.81        (29.32)         4.19      6.51      0.73       17.91        (28.75)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...............   18.01        (29.02)         4.42      6.86      0.97       17.75        (28.73)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.20           0.26         0.23      0.34      0.27        0.00           0.06
  Return of Capital..................      --           0.01           --        --        --          --           0.01
  Net realized gains.................    0.00           3.17         7.41        --        --        0.00           3.17
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.20           3.44         7.64      0.34      0.27        0.00           3.24
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period....... $ 64.30      $   46.49      $ 78.95  $  82.17 $   75.65     $ 64.30      $   46.55
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/....................  38.74%       (36.66)%        5.34%     9.07%     1.29%      38.13%       (36.49)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands).................... $48,620      $  43,308      $94,720  $110,538 $ 126,682     $     9      $       6
  Ratios to average net assets:
    Net investment income............   0.33%          0.36%        0.24%     0.41%     0.30%      -0.12%          0.05%*
    Expenses.........................   0.90%/(b)/     0.76%/(b)/   0.72%     0.71%     0.71%       1.35%/(b)/     1.21%/(b)/*
    Portfolio turnover rate..........     18%            23%          29%       27%       34%         18%            23%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                  PREMIER
and Liabilities DECEMBER 31, 2009                                    GROWTH
                                                                   EQUITY FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $45,185,742)......... $46,646,619
  Investments in affiliated securities, at market (cost $4,048)...       3,077
  Short-term affiliated investments (at amortized cost)...........     354,654
  Receivable for investments sold.................................   1,721,633
  Income receivables..............................................      21,063
  Receivable for fund shares sold.................................       2,313
  Other assets....................................................       5,251
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  48,754,610
-------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................         843
  Payable to GEAM.................................................      26,725
  Accrued other expenses..........................................      90,891
  Variation margin payable........................................       7,410
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................     125,869
-------------------------------------------------------------------------------
NET ASSETS........................................................ $48,628,741
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................  53,791,563
  Undistributed (distribution in excess of) net investment income.          --
  Accumulated net realized gain (loss)............................  (6,613,932)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................   1,459,906
    Futures.......................................................      (8,796)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $48,628,741
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  48,619,969
Shares outstanding ($0.01 par value; unlimited shares authorized).     756,160
Net asset value per share.........................................      $64.30

CLASS 4:

NET ASSETS........................................................       8,772
Shares outstanding ($0.01 par value; unlimited shares authorized).         136
Net asset value per share.........................................      $64.30

See Notes to Financial Statements.

      Statement of Operations                                   PREMIER
      FOR THE YEAR ENDED DECEMBER 31, 2009                      GROWTH
                                                              EQUITY FUND
      --------------------------------------------------------------------

      INVESTMENT INCOME
        INCOME:
          Dividend...........................................    $440,923
          Interest...........................................     108,352
          Interest from affliated investments................       3,367
      --------------------------------------------------------------------
        TOTAL INCOME.........................................     552,642
      --------------------------------------------------------------------

        EXPENSES:
          Advisory and administrative fees...................     292,633
          Distributors Fees (Notes 4)
            Class 4..........................................          33
          Transfer agent.....................................      17,965
          Directors' fees....................................       1,080
          Custody and accounting expenses....................      51,778
          Professional fees..................................      21,817
          Registration expenses..............................       3,994
          Other expenses.....................................      16,442
      --------------------------------------------------------------------
        TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.......     405,742
      --------------------------------------------------------------------
          Less: Expenses reimbursed by the adviser...........      (2,672)
      --------------------------------------------------------------------
          Net expenses.......................................     403,070
      --------------------------------------------------------------------
        NET INVESTMENT INCOME................................     149,572
      --------------------------------------------------------------------

      NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS

          REALIZED GAIN (LOSS) ON:
            Investments......................................  (4,737,697)
            Futures..........................................      70,916

          INCREASE IN UNREALIZED APPRECIATION ON:
            Investments......................................  19,092,205
            Futures..........................................         267
      --------------------------------------------------------------------
          Net realized and unrealized gain on investments....  14,425,691
      --------------------------------------------------------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $14,575,263
      --------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                          PREMIER
Changes in Net Assets                                                                                   GROWTH
                                                                                                     EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED   YEAR ENDED
                                                                                              DECEMBER 31, DECEMBER 31,
                                                                                                  2009         2008
------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................................... $   149,572  $    262,873
    Net realized gain (loss) on investments and futures......................................  (4,666,781)      745,786
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments and
      futures................................................................................  19,092,472   (29,818,290)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations..................................................  14,575,263   (28,809,631)
------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM :
    Net investment income
      Class 1................................................................................    (153,151)     (222,187)
      Class 4................................................................................          --            (7)
    Return of Capital
      Class 1................................................................................          --       (11,151)
      Class 4................................................................................          --            (2)
    Net realized gains
      Class 1................................................................................          --    (2,751,709)
      Class 4................................................................................          --          (404)
------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS........................................................................    (153,151)   (2,985,460)
------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions........................  14,422,112   (31,795,091)
------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS :
    Proceeds from sale of shares
      Class 1................................................................................     713,200     1,952,543
      Class 4................................................................................          --        10,000
    Value of distributions reinvested
      Class 1................................................................................     153,151     2,985,047
      Class 4................................................................................          --           413
    Cost of shares redeemed
      Class 1................................................................................  (9,973,949)  (24,559,128)
      Class 4................................................................................          --            --
------------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions...................................................  (9,107,598)  (19,611,125)
------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS....................................................   5,314,514   (51,406,216)

NET ASSETS
  Beginning of period........................................................................  43,314,227    94,720,443
------------------------------------------------------------------------------------------------------------------------
  End of period.............................................................................. $48,628,741  $ 43,314,227
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD....................................................... $        --  $         --
------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold..................................................................................      13,169        28,477
Issued for distributions reinvested..........................................................       2,361        65,620
Shares redeemed..............................................................................    (190,965)     (362,227)
------------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares................................................................    (175,435)     (268,130)
------------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold..................................................................................          --           127
Issued for distributions reinvested..........................................................          --             9
Shares redeemed..............................................................................          --            --
------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares..................................................................          --           136
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTION

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1--Quoted prices for identical investments in active markets.

   Level 2--Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3--Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                    Level 1    Level 2 Level 3    Total
    -----------------------------------------------------------------------
    Investments in Securities+    $47,001,273  $3,077    $--   $47,004,350
    Other Financial Instruments+       (8,796)     --     --        (8,796)

+See Statement of Investments for Industry Classification.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."
At December 31, 2009, information on the tax cost of investments is as follows:

                                                                    Net Tax
                                                                 Appreciation/                     Undistributed
                                                 Net Tax        (Depreciation) on  Undistributed    Long-Term
   Cost of        Gross Tax     Gross Tax     Appreciation/       Derivatives,        Income/         Gains       Post October
Investments for  Unrealized    Unrealized    (Depreciation) on    Currency and     (Accumulated    (Accumulated   Losses (see
 Tax Purposes    Appreciation  Depreciation    Investments      other Net Assets   Ordinary Loss)  Capital Loss)  Detail Below)
--------------------------------------------------------------------------------------------------------------------------------
 $47,840,600     $4,318,058    $(5,154,308)     $(836,250)            $--               $--        $(3,967,588)    $(358,984)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                     3,967,588                 12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                      358,984                      --

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                               Long-Term
                      Ordinary  Capital     Return
                       Income    Gains    of Capital   Total
                -----------------------------------------------
                2009  $153,151 $       --  $    --   $  153,151
                2008   323,003  2,651,304   11,153    2,985,460

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

      Undistributed
     Net Investment              Accumulated
          Income              Net Realized Loss          Paid In Capital
 -----------------------------------------------------------------------------
          $3,579                     $--                     $(3,579)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS

The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                     Asset Derivatives December 31, 2009    Liability Derivatives December 31, 2009
-------------------------------------------------------------------------------------------------------
Derivatives not        Location in      Notional               Location in          Notional
accounted for as     the Statements   Value/No. of           the Statements       Value/No. of
hedging instruments     of Assets      Contracts   Fair         of Assets          Contracts    Fair
under FASB ASC 815   and Liabilities  Long/(Short) Value     and Liabilities      Long/(Short)  Value
-------------------------------------------------------------------------------------------------------
 Equity Contracts          --              --       --   Payables, Net Assets -    721,955/13  (8,796)*
                                                         Unrealized Appreciation/
                                                         (Depreciation) on
                                                         futures

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Equity Section of the Statement of Asset and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                          Total Number of                             Change in Unrealized
Derivatives not accounted         Location in the         Futures/Options     Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments         Statements of             Contracts      (Loss) on Derivatives        on Derivatives
under FASB ASC 815                   Operations           Purchased/(Sold)  Recognized in Income      Recognized in Income
-------------------------------------------------------------------------------------------------------------------------------
    Equity Contracts        Net realized gain/(loss) on      121/(107)      70,916                 267
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on futures

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund's Management Fee in the amount equal to the management fee earned by GEAM with respect to the Funds Investment in the GE Funds-GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEE The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $743 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                     $7,839,142                $18,350,502

SECURITY LENDING At December 31, 2009, and for the year then ended the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Premier Growth Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP

Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer - Fixed Income
Investments

Amiel Goldberg, Senior Vice President, Chief Risk Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist (since July 2009)

Don W. Torey, President - Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer - Investment Strategies

Investment Adviser
GE Asset Management Incorporated
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

Distributor
GE Investment Distributors, Inc.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Real Estate Securities Fund                        Contents
------------------------------------------------------------



          Notes to Performance....................................  1

          Manager Review and Schedule of Investments..............  6

          Notes to Schedule of Investments........................  8

          Financial Statements

             Financial Highlights.................................  9

             Statement of Assets and Liabilities.................. 10

             Statement of Operations.............................. 11

             Statements of Changes in Net Assets.................. 12

             Notes to Financial Statements........................ 13

          Report of Independent Registered Public Accounting Firm. 20

          Advisory and Administrative Agreement Renewal........... 21

          Additional Information.................................. 24

          Investment Team......................................... 27


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Real Estate Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT U.S. Real Estate Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.
--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Real Estate Securities Fund

--------------------------------------------------------------------------------


Urdang Securities Management, Inc. (Urdang) is the sub-adviser for the Real Estate Securities Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (Bank of New York) and operates as part of Bank of New York's Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of Bank of New York. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a senior portfolio manager, North America Real Estate Securities strategy, at Urdang and serves as the senior portfolio manager to the Fund. He joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang's proprietary research process including the firm's Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

Eric Rothman serves as a portfolio manager to the Fund, where he will help direct Urdang's U.S. Real Estate Securities strategy. As portfolio manager,
Mr. Rothman is responsible for market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

Q. How did the Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Real Estate Securities Fund returned 35.77% for Class 1 shares and 35.14% for Class 4 shares. The FTSE NAREIT Equity Index, the Fund's benchmark, returned 27.99% and the Fund's Morningstar peer group of 52 US Insurance Real Estate funds returned an average of 29.35% for the same period.

Q. What market conditions impacted Fund performance?

A. The REIT rally which extended into the fourth quarter was part of a trend that began in March when economic data began to suggest the worst of the economic free-fall and credit crisis were over. Shortly thereafter REITs moved higher on a wave of equity recapitalizations which served to vastly reduce risk premiums by eliminating any perception of insolvency. As the REIT recovery gained momentum it became clear that REITs with strong balance sheets will likely benefit from dislocation in the commercial real estate market through the acquisition of quality assets at attractive prices from distressed private owners.

   The easing of the credit crisis, the apparent ending of the recession, and the re-equitization wave for the REIT market significantly and positively impacted the financial markets and REIT market during the year.

Q. What were the primary drivers of Fund performance?

A. The Fund outperformed the benchmark by 778 basis points (bps) for the year 2009 (net of fees and expenses). Stock selection contributed 795 bps to the Fund's returns and sector selection generated 58bps. The effect of cash drag, intra-day trading profits, fees and loads, and other minor items reduced relative performance by 75 bps. The Fund's returns from stock selection was strong across the board, but particularly so among stock picks within the apartment, healthcare and office sectors. Sector selection returns was also broad based with the only notable offset to strong performance coming from an underweight to the hotel and regional mall sectors both of which were top performing sectors with total returns exceeding 60%.

Q. Were there any significant changes to the Fund over the period?

A. Despite significant outperformance in 2009, we did not deviate from our investment process, philosophy or approach that we have consistently applied since 1995. Stock selection, which typically represents the majority of the Fund's outperformance, contributed to three quarters of the Fund's returns in 2009. In keeping with our conservative strategy, the single biggest detractor of relative performance was high

--------------------------------------------------------------------------------

                                    [GRAPHIC]




   volatility REITs. Ten index members posted total returns exceeding 75% in 2009. We were substantially underweight in all but two of these very high risk, high volatility REITs all year resulting in a sizable drag on Fund performance.

   The Fund was positioned very defensively at the start of 2009. We carried little exposure to high financial leverage, unfunded development, and sensitivity to the economic cycle, in favor of REITs with strong cash flow from long-term leases and ample balance sheet capacity. This served the portfolio very well early in 2009. As the market changed and the re-equitization wave took hold, we became less defensive and move toward REITs we felt would benefit first from the improving capital and economic environment. To this end we further reduced exposure to healthcare, net lease, and apartments, and increased exposure to industrial, self storage and hotels. Today, we remain mindful of the weak economic backdrop and lingering constraints in the credit market, but are positioned to take advantage of improvement in the macro environment. Today we are underweight in the healthcare and retail sectors, neutral in the apartments and industrial sectors, and overweight in the office sector.

Real Estate Securities Fund

--------------------------------------------------------------------------------
                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2009 - December 31, 2009

--------------------------------------------------------------------------------------------
                     Account value at the       Account value at the      Expenses paid
                  beginning of the period ($)   end of the period ($) during the period ($)*
--------------------------------------------------------------------------------------------
Actual Fund Return**
--------------------------------------------------------------------------------------------
    Class 1                1,000.00                   1,481.55                 6.51
    Class 4                1,000.00                   1,479.42                 9.19
--------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)
--------------------------------------------------------------------------------------------
    Class 1                1,000.00                   1,019.77                 5.29
    Class 4                1,000.00                   1,017.64                 7.48
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.04% for Class 1
 Shares and 1.47% for Class 4 Shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six months period)
**Actual Fund Returns for the six-month period ended December 31, 2009 were as follows: 48.16% for Class 1 shares, and 47.94% for Class 4 shares.

Real Estate Securities Fund

--------------------------------------------------------------------------------

 Change in Value of a $10,000 Investment

Class 1 Shares
--------------------------------------------------------------------------------

                                    [CHART]

              GEI Real Estate Securities         NAREIT Equity Index
              --------------------------         -------------------
Dec 31, 1999           10,000.00                    10,000.00
Dec 1, 2000            13,254.12                    12,636.54
Dec 1, 2001            14,823.07                    14,397.17
Dec 1, 2002            14,623.57                    14,947.26
Dec 1, 2003            20,101.22                    20,497.73
Dec 1, 2004            26,591.87                    26,970.40
Dec 1, 2005            29,724.72                    30,250.77
Dec 1, 2006            39,541.95                    40,856.89
Dec 1, 2007            33,666.31                    34,445.73
Dec 1, 2008            21,535.50                    21,450.17
Dec 1, 2009            29,238.93                    27,454.12



--------------------------------------------------------------------------------
Average Annual Total Return
for the Periods Ended December 31, 2009
--------------------------------------------------------------------------------
Class 1 Shares (Inception date: 5/1/95)
--------------------------------------------------------------------------------

                                      One   Five   Ten   Ending Value of a
                                      Year  Year   Year  $10,000 Investment
    -----------------------------------------------------------------------
    Real Estate Securities Fund      35.77% 1.92% 11.33%      $29,239
    -----------------------------------------------------------------------
    NAREIT Equity Index              27.99% 0.36% 10.63%      $27,454
    -----------------------------------------------------------------------
    Morningstar peer group average*  29.35% 0.35% 10.24%
    -----------------------------------------------------------------------

Class 4 Shares
--------------------------------------------------------------------------------

                                    [CHART]

              GEI Real Estate Securities          NAREIT Equity Index
              -------------------------           -------------------
5/1/2008             10,000.00                        10,000.00
Jun 1, 2008           8,765.43                         8,981.15
Sep 1, 2008           9,176.95                         9,479.83
Dec 1, 2008           5,701.39                         5,801.31
Mar 1, 2009           4,027.10                         3,952.51
Jun 1, 2009           5,207.91                         5,092.81
Sep 1, 2009           6,996.76                         6,787.47
Dec 1, 2009           7,704.68                         7,425.11



--------------------------------------------------------------------------------
Total Returns
for the Periods Ended December 31, 2009
--------------------------------------------------------------------------------
Class 4 Shares (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        One     Since   Ending Value of a
                                        Year  Inception $10,000 Investment
     ---------------------------------------------------------------------
     Real Estate Securities Fund       35.14%  -14.45%        $7,705
     ---------------------------------------------------------------------
     NAREIT Equity Index               27.99%  -16.34%        $7,425
     ---------------------------------------------------------------------
     Morningstar peer group average**  29.35%
     ---------------------------------------------------------------------

Investment Profile                                                         [GRAPHIC]

A Mutual Fund designed for investors
who seek maximum total return through
current income and capital
appreciation by investing at least
80% of its net assets in common and
preferred stocks and other types of
equity securities and debt securities
of U.S. issuers that are principally
engaged in or related to the real
estate industry, including those that
own significant real estate assets,
under normal circumstances.

Portfolio Composition as of December 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $69,616 (in thousands)

                                    [CHART]

Office                               15.3%
Multifamily                          15.1%
Regional Malls                       11.8%
Healthcare                           10.2%
Shopping Centers                      8.8%
Self Storage                          7.1%
Specialty                             6.6%
Industrial                            5.9%
Hotel                                 5.9%
Diversified                           5.2%
Office/Industrial                     3.0%
Freestanding                          2.4%
Mortgage                              1.6%
Short-Term                            1.1%
Other Investments                     0.0%***


Top Ten Largest Equity Holdings
as of December 31, 2009
as a % of Market Value

                       ---------------------------------
                       Simon Property Group, Inc.  7.47%
                       ---------------------------------
                       Public Storage              7.08%
                       ---------------------------------
                       Boston Properties, Inc.     5.30%
                       ---------------------------------
                       Equity Residential          5.26%
                       ---------------------------------
                       Vornado Realty Trust        4.74%
                       ---------------------------------
                       Essex Property Trust, Inc.  3.94%
                       ---------------------------------
                       ProLogis                    3.93%
                       ---------------------------------
                       Kimco Realty Corp.          3.50%
                       ---------------------------------
                       Ventas, Inc.                3.45%
                       ---------------------------------
                       Regency Centers Corp.       3.23%
                       ---------------------------------

* Morningstar performance comparisons are based on average annual total returns for the one year, five-year, and ten-year periods indicated in the Real Estate peer group consisting of 52, 41 and 21 underlying annuity funds, respectively.
**Morningstar performance comparisons are based on average annual total returns for the one year period indicated in the Real Estate peer group consisting of 52 underlying annuity funds.
***Less than 0.01%.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Real Estate Securities Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                          Real Estate Securities Fund


                                                Number
                                             of Shares       Value
      Common Stock (REIT's) -- 93.9%+
      -------------------------------------------------------------------

      Diversified -- 5.1%

      Cousins Properties Inc................   43,611  $   332,752
      Vornado Realty Trust..................   47,164    3,298,650
                                                         3,631,402

      Freestanding -- 2.3%

      National Retail Properties, Inc.......   49,940    1,059,727
      Realty Income Corp....................   22,410      580,643
                                                         1,640,370

      Healthcare -- 10.1%

      Cogdell Spencer Inc...................   98,630      558,246
      HCP, Inc..............................   54,110    1,652,519
      Healthcare Realty Trust Inc...........   26,630      571,480
      Nationwide Health Properties, Inc.....   34,660    1,219,339
      Senior Housing Properties Trust.......   31,970      699,184
      Ventas, Inc...........................   54,980    2,404,825
                                                         7,105,593

      Hotel -- 4.4%

      DiamondRock Hospitality Co............  100,070      847,593
      Host Hotels & Resorts, Inc............  135,810    1,584,903
      Sunstone Hotel Investors, Inc.........   76,970      683,494 /(a)/
                                                         3,115,990

      Industrial -- 5.8%

      AMB Property Corp.....................   54,330    1,388,131
      ProLogis..............................  200,050    2,738,684
                                                         4,126,815

      Mortgage -- 1.5%

      Apollo Commercial Real Estate
       Finance Inc..........................   21,010      377,970 /(a)/
      Starwood Property Trust Inc...........   36,670      692,696
                                                         1,070,666

      Multifamily -- 14.9%

      Camden Property Trust.................   32,630    1,382,533
      Education Realty Trust, Inc...........   71,480      345,963
      Equity Residential....................  108,490    3,664,792
      Essex Property Trust, Inc.............   32,830    2,746,230
      Home Properties, Inc..................   19,740      941,795
      UDR, Inc..............................   88,180    1,449,679
                                                        10,530,992

      Office -- 15.1%

      Alexandria Real Estate Equities, Inc..    9,540      613,327
      Boston Properties, Inc................   54,980    3,687,509
      Brandywine Realty Trust...............  187,600    2,138,640
      Douglas Emmett, Inc...................   49,370      703,522
      Kilroy Realty Corp....................   69,950    2,145,367
      SL Green Realty Corp..................   27,580    1,385,619
                                                        10,673,984

                                             Number
                                          of Shares       Value

         Office/Industrial -- 3.0%

         Duke Realty Corp................  172,900  $ 2,104,193

         Regional Malls -- 11.6%

         Simon Property Group, Inc.......   65,130    5,197,363
         Taubman Centers, Inc............   36,240    1,301,378
         The Macerich Co.................   46,830    1,683,539
                                                      8,182,280

         Self Storage -- 7.0%

         Public Storage..................   60,490    4,926,910

         Shopping Centers -- 8.7%

         Federal Realty Investment Trust.   17,680    1,197,290
         Kimco Realty Corp...............  180,020    2,435,671
         Regency Centers Corp............   64,070    2,246,294
         Tanger Factory Outlet Centers...    6,260      244,077
                                                      6,123,332

         Specialty -- 4.4%

         Digital Realty Trust, Inc.......   28,800    1,448,064
         Entertainment Properties Trust..   15,800      557,266
         Plum Creek Timber Company, Inc..   28,380    1,071,629
                                                      3,076,959

         Total Common Stock (REIT)
          (Cost $52,594,896).............            66,309,486
         -------------------------------------------------------------
         Common Stock -- 3.6%
         -------------------------------------------------------------

         Hotel -- 1.4%

         Hyatt Hotels Corp...............   11,530      343,709 /(a)/
         Pebblebrook Hotel Trust.........   29,490      649,075 /(a)/
                                                        992,784

         Specialty -- 2.2%

         American Tower Corp.
          (Class A)......................   35,630    1,539,572 /(a)/

         Total Common Stock
          (Cost $2,001,161)..............             2,532,356
         -------------------------------------------------------------
         Other Investments -- 0.0%*
         -------------------------------------------------------------
         GEI Investment Fund
          (Cost $3,920)..................                 2,979 /(c)/

         Total Investments in Securities
          (Cost $54,599,977).............            68,844,821

See Notes to Schedules of Investments on page 8 and Notes to Financial Statements on page 13.

Real Estate Securities Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                              Number
                                           of Shares       Value
       Short-Term Investments -- 1.1%
       ------------------------------------------------------------------
       GE Money Market Fund Institutional
        Class 0.01%
        (Cost $771,640)...................           $   771,640 /(b,d)/

       Total Investments
        (Cost $55,371,617)................            69,616,461

       Other Assets and Liabilities,
        net -- 1.4%.......................               965,635
                                                     -----------

       NET ASSETS -- 100.0%...............           $70,582,096
                                                     ===========

See Notes to Schedules of Investments on page 8 and Notes to Financial Statements on page 13.

Notes to Schedule of Investments                   December 31, 2009
---------------------------------------------------------------------
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(d)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

                      REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

Real Estate Securities Fund

                                               ---------------------------------------------------------
                                                                       CLASS 1
                                               --------------------------------------------------------
                                                 12/31/09       12/31/08    12/31/07  12/31/06 12/31/05
                                               --------      ---------      --------- -------- -------- -
Inception date                                       --             --             --       --   5/1/95
Net asset value, beginning of period.......... $   6.46      $   10.87      $   21.49 $  19.20 $  19.54
Income/(loss) from investment operations:
  Net investment income.......................     1.03           1.11           0.72     0.65     0.70
  Net realized and unrealized gains/(losses)
   on investments.............................     1.29         (5.05)         (3.87)     5.68     1.62
------------------------------------------------------------------------------------------------------------
Total income/(loss) from
 investment operations........................     2.32         (3.94)         (3.15)     6.33     2.32
------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income.......................     0.22           0.28           0.73     0.48     0.75
  Return of Capital...........................     0.15           0.19           0.02       --       --
  Net realized gains..........................     0.00           0.00           6.72     3.56     1.91
------------------------------------------------------------------------------------------------------------
Total distributions...........................     0.37           0.47           7.47     4.04     2.66
------------------------------------------------------------------------------------------------------------
Net asset value, end of period................ $   8.41      $    6.46      $   10.87 $  21.49 $  19.20
------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(a)/.............................   35.77%       (36.03)%       (14.86)%   33.03%   11.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)............................. $ 70,574      $  59,969      $  96,650 $178,317 $143,801
  Ratios to average net assets:
    Net investment income.....................    4.75%          4.67%          2.59%    3.08%    3.21%
    Expenses..................................    1.04%/(b)/     0.95%/(b)/     0.90%    0.88%    0.89%
    Portfolio turnover rate...................     105%           121%           106%      92%      52%

                                               ---------------------------
                                                         CLASS 4
                                               ---------------------------
                                                 12/31/09      12/31/08
                                               --------     --------
Inception date                                      --        5/1/08
Net asset value, beginning of period..........   $6.47        $12.15
Income/(loss) from investment operations:
  Net investment income.......................    0.29          0.39**
  Net realized and unrealized gains/(losses)
   on investments.............................    1.99        (5.63)
--------------------------------------------------------------------------
Total income/(loss) from
 investment operations........................    2.28        (5.24)
--------------------------------------------------------------------------
Less distributions from:
  Net investment income.......................    0.19          0.25
  Return of Capital...........................    0.15          0.19
  Net realized gains..........................    0.00          0.00
--------------------------------------------------------------------------
Total distributions...........................    0.34          0.44
--------------------------------------------------------------------------
Net asset value, end of period................ $  8.41         $6.47
--------------------------------------------------------------------------
TOTAL RETURN/(a)/.............................  35.14%      (42.99)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands).............................      $8            $6
  Ratios to average net assets:
    Net investment income.....................   4.26%         4.67%*
    Expenses..................................   1.49%/(b)/    1.40%/(b)/*
    Portfolio turnover rate...................    105%          121%

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statements of Assets                                               Real Estate
and Liabilities December 31, 2009                                  Securities
                                                                      Fund
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $54,596,057)......... $68,841,842
  Investments in affiliated securities, at market (cost $3,920)...       2,979
  Short-term affiliated investments (at amortized cost)...........     771,640
  Receivable for investments sold.................................   2,202,932
  Income receivables..............................................     267,020
  Receivable for fund shares sold.................................      77,847
  Other Assets....................................................       8,644
-------------------------------------------------------------------------------
    Total Assets..................................................  72,172,904
-------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders............................          25
  Payable for investments purchased...............................   1,416,552
  Payable for fund shares redeemed................................      29,650
  Payable to GEAM.................................................      20,387
  Accrued other expenses..........................................     124,194
-------------------------------------------------------------------------------
    Total Liabilities.............................................   1,590,808
-------------------------------------------------------------------------------
NET ASSETS........................................................ $70,582,096
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................  96,962,899
  Undistributed (distribution in excess of) net investment income.     145,577
  Accumulated net realized gain (loss)............................ (40,771,224)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................  14,244,844
-------------------------------------------------------------------------------
NET ASSETS........................................................ $70,582,096
-------------------------------------------------------------------------------

Class 1:

NET ASSETS........................................................  70,574,388
Shares outstanding ($0.01 par value; unlimited shares authorized).   8,388,375
Net asset value per share.........................................       $8.41

Class 4:

NET ASSETS........................................................       7,708
Shares outstanding ($0.01 par value; unlimited shares authorized).         916
Net asset value per share.........................................       $8.41

See Notes to Financial Statements.

     Statements of Operations                                 Real Estate
     For the year ending December 31, 2009                    Securities
                                                                 Fund
     ---------------------------------------------------------------------

     INVESTMENT INCOME
       Income:
         Dividend........................................... $  2,823,693
         Interest...........................................        4,693
         Interest from affiliated investments...............        2,503
     ---------------------------------------------------------------------
       Total Income.........................................    2,830,889
     ---------------------------------------------------------------------

       Expenses:
         Advisory and administrative fees...................      482,342
         Distributors Fees (Notes 4)
           Class 4..........................................           26
         Transfer agent.....................................       17,899
         Directors' fees....................................        1,665
         Custody and accounting expenses....................       46,841
         Professional fees..................................       21,819
         Registration expenses..............................        3,867
         Other expenses.....................................       17,140
     ---------------------------------------------------------------------
       Total expenses before waiver and reimbursement.......      591,599
     ---------------------------------------------------------------------
         Less: Expenses reimbursed by the adviser...........       (1,840)
     ---------------------------------------------------------------------
         Net expenses.......................................      589,759
     ---------------------------------------------------------------------
       Net investment income................................    2,241,130
     ---------------------------------------------------------------------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS

         Realized (loss) on:
           Investments......................................  (17,741,885)

         Increase in unrealized appreciation on:
           Investments......................................   35,228,868
     ---------------------------------------------------------------------
         Net realized and unrealized gain on investments....   17,486,983
     ---------------------------------------------------------------------
       Net increase in net assets resulting from operations. $ 19,728,113
     ---------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                    Real Estate
Changes in Net Assets                                                                            Securities
                                                                                                    Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended    Year Ended
                                                                                         December 31,  December 31,
                                                                                             2009          2008
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investments income.............................................................. $  2,241,130  $  3,300,062
    Net realized gain (loss) on investments.............................................  (17,741,885)  (22,034,849)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments..   35,228,868    (9,872,236)
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations.............................................   19,728,113   (28,607,023)
--------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income
      Class 1...........................................................................   (2,058,561)   (2,536,696)
      Class 4...........................................................................         (208)         (205)
    Return of Capital
      Class 1...........................................................................     (895,120)   (1,496,546)
      Class 4...........................................................................          (91)         (155)
--------------------------------------------------------------------------------------------------------------------
  Total distributions...................................................................   (2,953,980)   (4,033,602)
--------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions...................   16,774,133   (32,640,625)
--------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares
      Class 1...........................................................................    4,568,082    18,038,954
      Class 4...........................................................................           --        10,000
    Value of distributions reinvested
      Class 1...........................................................................    2,953,681     4,033,242
      Class 4...........................................................................          299           360
    Cost of shares redeemed
      Class 1...........................................................................  (13,688,696)  (26,117,546)
      Class 4...........................................................................           --            --
--------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions..............................................   (6,166,634)   (4,034,990)
--------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets...............................................   10,607,499   (36,675,615)

NET ASSETS
  Beginning of period...................................................................   59,974,597    96,650,212
--------------------------------------------------------------------------------------------------------------------
  End of period......................................................................... $ 70,582,096  $ 59,974,597
--------------------------------------------------------------------------------------------------------------------
Undistributed (distribution in excess of)
  net investment income, end of period.................................................. $    145,577  $    250,999
--------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

Class 1
Shares sold.............................................................................      847,735     2,414,396
Issued for distributions reinvested.....................................................      345,053       652,627
Shares redeemed.........................................................................   (2,086,754)   (2,680,005)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..................................................     (893,966)      387,018
--------------------------------------------------------------------------------------------------------------------

Class 4
Shares sold.............................................................................           --           823
Issued for distributions reinvested.....................................................           35            58
Shares redeemed.........................................................................           --            --
--------------------------------------------------------------------------------------------------------------------
Net increase in fund shares.............................................................           35           881
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------
--------------------------------------------------------------------------------


1. Organization of the Company

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Accounting Changes

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

Security Valuation and Transactions

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Fair Value Measurements

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in


                                     Level 1   Level 2 Level 3    Total
     ---------------------------------------------------------------------
     Investments in Securities+    $69,613,482 $2,979    $--   $69,616,461
     Other Financial Instruments+           --     --     --            --

+ See Statement of Investments for Industry Classification.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Repurchase Agreements The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Security Lending The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Options The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts ("REITs"), is recorded based on management's estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

Investments in Foreign Markets Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                                       Net Tax
                                                                    Appreciation/                  Undistributed
                                                     Net Tax      (Depreciation) on Undistributed    Long-Term
   Cost of        Gross Tax    Gross Tax          Appreciation/      Derivatives       Income/         Gains
Investments for   Unrealized   Unrealized       (Depreciation) on   Currency and     (Accumulated  (Accumulated
 Tax Purposes    Appreciation Depreciation         Investments    other Net Assets  Ordinary Loss) Capital Loss)
-----------------------------------------------------------------------------------------------------------------------
 $63,367,216     $14,763,417       $(8,514,172)    $6,249,245            $--           $145,577          $(32,710,007)



   Cost of       Post October
Investments for   Losses (see
 Tax Purposes    Detail Below)
--------------------------------
 $63,367,216           $(65,618)

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


As of December 31, 2009, the Fund has capital loss carryovers, as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                     $7,213,699                12/31/2016
                     25,496,308                12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                      $65,618                     $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                Long-Term
                      Ordinary   Capital  Return of
                       Income     Gains    Capital     Total
                -----------------------------------------------
                2009 $2,058,769    $--    $  895,211 $2,953,980
                2008  2,536,901     --     1,496,701  4,033,602

Distributions to Shareholders The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                Undistributed
                (Distribution
                in Excess of)
                Net Investment     Accumulated     Paid in
                   Income       Net Realized Gain  Capital
                -----------------------------------------------
                  $607,428          $287,783         $(895,211)

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

3. Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


4. Amounts Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                 Annualized based on average daily net assets
                ------------------------------------------------
                                                   Advisory and
                                                  Administration
                Average Daily Net Assets of Fund       Fees
                ------------------------------------------------
                      First $100 million               0.85%
                      Next $100 million                0.80%
                      Over $200 million                0.75%

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Funds investment in the GE Funds - GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $885 was charged to the Fund.

Directors' Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. ("Urdang") is the Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

6. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $ --                       $ --

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $50,019,454                $66,007,316

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ KPMG LLP




Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") and the Investment Sub-Advisory Agreement with the Fund's sub-adviser, Urdang Securities Management, Inc. ("Urdang"), at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and Urdang. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board noted that GEAM does not manage any other mutual funds or investment products with the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or Urdang were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from Urdang a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and Urdang, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of Urdang. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund's investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and Urdang, taking into account their extensive past experiences with GEAM and their multi-year experience with Urdang. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance;
(ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


In connection with their consideration of the services provided by Urdang, the Board members focused on Urdang's favorable attributes relating to its investment philosophy and discipline, high caliber investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and Urdang continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members engaged in detailed discussions with GEAM management and representatives of Urdang about each of their investment processes and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang by GEAM, and the cost of the services provided to the Fund by GEAM and Urdang . The Board members reviewed the information they had requested from GEAM and Urdang concerning their profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by Urdang in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and Urdang for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to Urdang. The Board members were also provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM and Urdang should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and Urdang from their relationship with the Fund was not unreasonable or excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and Urdang, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range, although at the higher end of the range. The Board members also reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by Urdang. The Board, including the independent Board members, concluded that, based on this information, the Fund's advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and Urdang may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory and sub-advisory agreements were in the best interests of the shareholders of the Fund.

Additional Information                             (unaudited)
---------------------------------------------------------------


Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

--------------------------------------------------------------------------------
Michael J. Cosgrove

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  60

Position(s) Held with Fund  Chairman of the Board and President

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director  51

Other Directorships Held by Director Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
Matthew J. Simpson

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served Until successor is elected and qualified - 2 years

Principal Occupation(s) During Past 5 years Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director  51

Other Directorships Held by Director Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scott H. Rhodes

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served Until successor is elected and qualified - 3 years

Principal Occupation(s) During Past 5 years GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

Number of Portfolios in Fund Complex Overseen by Director  N/A

Other Directorships Held by Director  N/A

--------------------------------------------------------------------------------
Jeanne M. LaPorta

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  44

Position(s) Held with Fund  Vice President and Secretary

Term of Office and Length of Time Served Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

Principal Occupation(s) During Past 5 years Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

Number of Portfolios in Fund Complex Overseen by Director  N/A

Other Directorships Held by Director  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


Non-Interested Directors

--------------------------------------------------------------------------------
John R. Costantino

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  63

Position(s) Held with Fund  Director

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director  43

Other Directorships Held by Director Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
William J. Lucas

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  62

Position(s) Held with Fund  Director

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director  43

Other Directorships Held by Director Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
Robert P. Quinn

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  74

Position(s) Held with Fund  Director

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director  43

Other Directorships Held by Director Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team                                    (unaudited)
---------------------------------------------------------------


Investment Adviser and Administrator
GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

Secretary

Jeanne M. LaPorta

Assistant Secretaries

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

Treasurer

Scott H. Rhodes

Assistant Treasurers

Scott R. Fuchs
Christopher M. Isaacs

Distributor

GE Investment Distributors, Inc.
Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP



Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer - Fixed Income
Investments

Amiel Goldberg, Senior Vice President, Chief Risk Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist (since July 2009)

Don W. Torey, President - Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer - Investment Strategies

Investment Adviser
GE Asset Management Incorporated
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

Distributor
GE Investment Distributors, Inc.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Small-Cap Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Small-Cap Equity Fund                              Contents
------------------------------------------------------------


       Notes to Performance.........................................  1

       Manager Review and Schedule of Investments...................  2

       Notes to Schedule of Investments............................. 11

       Financial Statements

          Financial Highlights...................................... 12

          Statement of Assets and Liabilities....................... 13

          Statement of Operations................................... 14

          Statements of Changes in Net Assets....................... 15

          Notes to Financial Statements............................. 16

       Report of Independent Registered Public Accounting Firm...... 24

       Advisory and Administrative Agreement Approvals and Renewals. 25

       Additional Information....................................... 28

       Investment Team.............................................. 31

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Small-Cap Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Russell* 2000 Index (Russell 2000(R)) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.
--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

*Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated's presentation thereof.

Small-Cap Equity Fund

--------------------------------------------------------------------------------


[PHOTO] Judith A. Studer


Judith A. Studer
The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund's assets. The Small-Cap Equity Fund is managed by Judith A. Studer, who is vested with oversight authority over the Fund's subadvisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. Please refer to the Fund prospectus for more information regarding each sub-adviser.

Judith A. Studer is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the Small-Cap Equity Fund since October 2009. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President -- U.S. Equities from 1991 to 1995, Senior Vice President -- International Equities from 1995 to 2006, President -- Investment Strategies from July 2006 to June 2007, and President -- U.S. Equities from June 2007 to July 2009.

Q. How did the Small-Cap Equity Fund perform compared to its benchmark and the Morningstar peer group for the twelve-month period ended December 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Small-Cap Equity Fund returned 30.88% for Class 1 shares and 30.31% for Class 4 shares. The Russell 2000 Index, the Fund's benchmark, returned 27.17% and the Fund's Morningstar peer group of 142 US Insurance Small Blend funds returned an average of 31.04% for the same period.

Q. What market conditions impacted Fund performance?

A. In the middle of the first quarter of 2009, U.S. equities broke their November 2008 lows and experienced sharp price declines as troubles in the credit markets and deteriorating economic data continued to cast a cloud over world markets. In March, however, U.S. equity markets began to discount the end of the recession after seeing "green shoots" and abruptly reversed course to begin a strong springtime rally that continued through year-end. The Russell 2000 Index finished the year with a solid 27.2% gain -- its highest annual total return since 2003 and a remarkable recovery from the March lows when the Index was down over 30% for the year.

Q. What were the primary drivers of Fund performance?

A. The Fund has outperformed the Russell 2000 Index over the last twelve months, returning 30.9% for Class 1 shares compared to the benchmark return of 27.2%. The outperformance, spread across six sectors, was most pronounced in the financials sector where a significant underweight position complemented by strong stock selection returned 22.19%. The financial stocks in the Russell 2000 Index declined 1.17% over the same twelve-month period. An overweight position in the energy sector was also enhanced by strong stock selection and benefited the Fund's performance. An underweight in utilities and good stock selection in the industrials and health care sectors were also positive contributors to Fund performance over the last twelve months.

   Partially offsetting this positive performance for the twelve-month period was a large underweight and weak stock selection in the information technology sector. Lagging security selection in the consumer discretionary and materials sectors also resulted in relative underperformance.

Q. Were there any significant changes to the Fund during the period?

A. There have been no significant changes to the Fund's positioning over the last twelve months. The largest portfolio underweights

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   continue to be in financials and information technology, with overweight positions in consumer staples and industrials remaining consistent over the last twelve months. Effective October 1, 2009, the GE Investments Small-Cap Equity Fund is managed by Judith Studer, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each adviser. We continue to believe the Fund's multi-sub-adviser approach will enhance the Fund's performance over the long-term. The current sub-advisers have managed the Fund since October 1, 2008 and we remain confident in their abilities and the investment approaches, which have brought them success in the past.

Small-Cap Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
July 1, 2009 - December 31, 2009

------------------------------------------------------------------------------------------
                     Account value at the     Account value at the      Expenses paid
                  beginning of the period ($) end of the period ($) during the period ($)*
------------------------------------------------------------------------------------------
Actual Fund Return**
------------------------------------------------------------------------------------------
    Class 1                1,000.00                 1,205.67                 8.45
    Class 4                1,000.00                 1,201.97                11.04
------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)
------------------------------------------------------------------------------------------
    Class 1                1,000.00                 1,017.39                 7.73
    Class 4                1,000.00                 1,015.06                10.11
------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.52% for Class 1
 Shares and 1.99% for Class 4 Shares (for the period July 1, 2009--December 31,
 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**Actual Fund Returns for the six-month period ended December 31, 2009 were as follows: 20.57% for Class 1 shares, and 20.20% for Class 4 shares.

Small-Cap Equity Fund

--------------------------------------------------------------------------------

 Change in Value of a $10,000 Investment


Class 1 Shares
--------------------------------------------------------------------------------

                     [CHART]

            Small-Cap Equity Fund       Russell 2000 Index
            ---------------------       ------------------
28-Apr-00        10,000.00                  10,000.00
1-Dec-00         11,325.90                   9,650.02
1-Dec-01         12,455.23                   9,896.45
1-Dec-02         10,729.52                   7,876.43
1-Dec-03         13,316.94                  11,601.44
1-Dec-04         15,334.17                  13,727.92
1-Dec-05         16,795.59                  14,348.21
1-Dec-06         19,023.86                  16,983.05
1-Dec-07         19,478.46                  16,712.22
1-Dec-08         12,156.12                  11,065.13
1-Dec-09         15,910.22                  14,071.26



--------------------------------------------------------------------------------
Average Annual Total Return
for the Periods Ended December 31, 2009
--------------------------------------------------------------------------------
Class 1 Shares (Inception date: 4/28/00)
--------------------------------------------------------------------------------

                                     One   Five    Since   Ending Value of a
                                     Year  Year  Inception $10,000 Investment
   --------------------------------------------------------------------------
   Small-Cap Equity Fund            30.88% 0.74%   4.91%        $15,910
   --------------------------------------------------------------------------
   Russell 2000 Index               27.17% 0.50%   3.59%        $14,071
   --------------------------------------------------------------------------
   Morningstar peer group average*  31.04% 0.23%
   --------------------------------------------------------------------------

Class 4 Shares
--------------------------------------------------------------------------------

                               [CHART]

            Small-Cap Equity Fund       Russell 2000 Index
            ---------------------      ------------------
5/1/2008           10,000.00               10,000.00
6/1/2008            9,535.65                9,654.09
9/1/2008            8,756.22                9,546.67
12/1/200            6,280.21                7,053.10
3/1/2009            5,617.81                5,998.43
6/1/2009            6,808.46                7,239.42
9/1/2009            7,856.56                8,635.07
12/1/200            8,183.56                8,969.26


--------------------------------------------------------------------------------
Total Returns
for the Periods Ended December 31, 2009
--------------------------------------------------------------------------------
Class 4 Shares (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                        One     Since   Ending Value of a
                                        Year  Inception $10,000 Investment
     ---------------------------------------------------------------------
     Small-Cap Equity Fund             30.31%  -11.30%        $8,184
     ---------------------------------------------------------------------
     Russell 2000 Index                27.17%   -6.31%        $8,969
     ---------------------------------------------------------------------
     Morningstar peer group average**  31.04%
     ---------------------------------------------------------------------

Investment Profile                                                         [CHART]

A mutual fund designed for investors
who seek long-term growth of capital
by investing at least 80% of its net
assets in common and preferred stocks
and other types of equity securities
of small-cap companies under normal
circumstances. The Fund uses a
multi-sub-adviser investment strategy
that combines growth, value and core
investment management styles.


Portfolio Composition as of December 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $54,279 (in thousands)

                  [CHART]

Healthcare                       16.7%
Industrials                      15.6%
Information Technology           15.3%
Consumer Discretionary           15.3%
Financials                       10.6%
Short-Term                        8.1%
Consumer Staples                  7.8%
Energy                            5.0%
Materials                         3.8%
Utilities                         1.2%
Telecommunication Services        0.6%
Other Investments                 0.0%***


Top Ten Largest Equity Holdings
as of December 31, 2009
as a % of Market Value

                    ----------------------------------------
                    Interactive Data Corp.             1.16%
                    ----------------------------------------
                    Mednax, Inc.                       1.15%
                    ----------------------------------------
                    Chattem, Inc.                      1.15%
                    ----------------------------------------
                    John Wiley & Sons, Inc. (Class A)  1.15%
                    ----------------------------------------
                    Sensient Technologies Corp.        1.11%
                    ----------------------------------------
                    HMS Holdings Corp.                 1.10%
                    ----------------------------------------
                    HCC Insurance Holdings, Inc.       1.05%
                    ----------------------------------------
                    Jarden Corp.                       0.95%
                    ----------------------------------------
                    Genesee & Wyoming Inc. (Class A)   0.94%
                    ----------------------------------------
                    Dril-Quip, Inc.                    0.93%
                    ----------------------------------------

* Morningstar performance comparisons are based on average annual total returns for the one year and five-year periods indicated in the Small Blend peer group consisting of 142 and 104 underlying annuity funds, respectively.
**Morningstar performance comparisons are based on average annual total returns for the one year period indicated in the Small Blend peer group consisting of 142 underlying annuity funds.
***Less than 0.01%.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                             Small-Cap Equity Fund


                                                Number
                                             of Shares       Value
      Common Stock -- 92.1%+
      -------------------------------------------------------------------

      Aerospace & Defense -- 1.2%

      Applied Signal Technology, Inc........   2,700   $    52,083
      DynCorp International, Inc. (Class A).   3,500        50,225 /(a)/
      Esterline Technologies Corp...........   2,383        97,155 /(a)/
      GenCorp Inc...........................   6,800        47,600 /(a)/
      Teledyne Technologies Inc.............  10,500       402,780 /(a)/
                                                           649,843

      Air Freight & Logistics -- 0.3%

      Dynamex, Inc..........................   2,200        39,820 /(a)/
      UTi Worldwide, Inc....................   8,650       123,868
                                                           163,688

      Airlines -- 0.1%

      Hawaiian Holdings, Inc................   6,700        46,900 /(a)/

      Auto Components -- 0.4%

      China Automotive Systems, Inc.........   2,400        44,904 /(a)/
      WABCO Holdings Inc....................   2,300        59,317
      Wonder Auto Technology, Inc...........  10,730       126,185 /(a)/
                                                           230,406

      Automobiles -- 0.1%

      Thor Industries Inc...................   1,900        59,660

      Beverages -- 0.1%

      Coca-Cola Bottling Company
       Consolidated.........................     900        48,618

      Biotechnology -- 1.2%

      Alexion Pharmaceuticals, Inc..........     600        29,292 /(a)/
      Alkermes, Inc.........................   8,300        78,103 /(a)/
      Cubist Pharmaceuticals, Inc...........   6,000       113,820 /(a)/
      Emergent Biosolutions, Inc............   3,200        43,488 /(a)/
      Genomic Health Inc....................   3,900        76,284 /(a)/
      Martek Biosciences Corp...............   5,427       102,787 /(a)/
      Myriad Genetics, Inc..................   5,100       133,110 /(a)/
      PDL BioPharma, Inc....................   8,440        57,898
                                                           634,782

      Building Products -- 0.2%

      Armstrong World Industries, Inc.......   1,300        50,609 /(a)/
      Quanex Building Products Corp.........   2,700        45,819
                                                            96,428

      Capital Markets -- 1.6%

      Affiliated Managers Group Inc.........   3,815       256,940 /(a)/
      Epoch Holding Corp....................   4,100        42,845

                                               Number
                                            of Shares       Value

        GFI Group Inc......................  27,100   $   123,847
        Raymond James Financial, Inc.......  19,000       451,630
                                                          875,262

        Chemicals -- 2.4%

        Arch Chemicals, Inc................   8,335       257,385
        Koppers Holdings Inc...............   7,600       231,344
        NewMarket Corp.....................   1,321       151,611
        Sensient Technologies Corp.........  23,000       604,900
        Stepan Co..........................   1,200        77,772
                                                        1,323,012

        Commercial Banks -- 1.9%

        Frost Bankers, Inc.................   7,200       360,000
        Fulton Financial Corp..............  12,800       111,616
        Sterling Bancorp...................     800         5,712
        SVB Financial Group................   6,800       283,492 /(a)/
        Westamerica Bancorporation.........   4,500       249,165
                                                        1,009,985

        Commercial Services & Supplies -- 3.0%

        ABM Industries Inc.................  16,000       330,560
        Copart, Inc........................   5,400       197,802 /(a)/
        Healthcare Services Group, Inc.....  12,900       276,834
        Herman Miller, Inc.................   4,400        70,312
        KAR Auction Services, Inc..........   3,600        49,644 /(a)/
        Ritchie Bros Auctioneers Inc.......   6,500       145,795
        SYKES Enterprises, Inc.............   3,100        78,957 /(a)/
        Waste Connections, Inc.............  14,100       470,094 /(a)/
                                                        1,619,998

        Communications Equipment -- 1.4%

        BigBand Networks, Inc..............   8,900        30,616 /(a)/
        Cogo Group, Inc....................   8,562        63,102 /(a)/
        CommScope, Inc.....................   8,500       225,505 /(a)/
        Comtech Telecommunications Corp....   1,398        49,000 /(a)/
        Ixia...............................   6,300        46,872 /(a)/
        Loral Space & Communications, Inc..   2,000        63,220 /(a)/
        Oplink Communications, Inc.........   3,500        57,365 /(a)/
        PC-Tel Inc.........................  10,600        62,752 /(a)/
        Plantronics Inc....................   2,200        57,156
        Viasat, Inc........................   3,300       104,874 /(a)/
                                                          760,462

        Computers & Peripherals -- 0.2%

        Cray Inc...........................   8,400        53,928 /(a)/
        Super Micro Computer, Inc..........   4,700        52,264 /(a)/
                                                          106,192

        Construction & Engineering -- 1.5%

        Aecom Technology Corp..............   3,100        85,250 /(a)/
        Chicago Bridge & Iron Company N.V..  13,100       264,882
        Great Lakes Dredge & Dock Corp.....   9,500        61,560
        Michael Baker Corp.................   1,165        48,231 /(a)/

See Notes to Schedules of Investments on page 11 and Notes to Financial Statements on page 16.

Small-Cap Equity Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                Number
                                             of Shares       Value

       Quanta Services, Inc.................   4,300   $    89,612 /(a)/
       URS Corp.............................   5,725       254,877 /(a)/
                                                           804,412

       Consumer Finance -- 0.4%

       Ezcorp, Inc. (Class A)...............   4,100        70,561 /(a)/
       First Cash Financial Services, Inc...   2,700        59,913 /(a)/
       Nelnet, Inc. (Class A)...............   4,000        68,920
                                                           199,394

       Containers & Packaging -- 1.4%

       AEP Industries, Inc..................   1,700        65,076 /(a)/
       Aptargroup, Inc......................   9,800       350,252
       Packaging Corporation of America.....  11,400       262,314
       Rock-Tenn Co. (Class A)..............   1,600        80,656
                                                           758,298

       Distributors -- 0.9%

       LKQ Corp.............................  25,201       493,688 /(a)/

       Diversified Consumer Services -- 2.1%

       American Public Education, Inc.......   4,300       147,748 /(a)/
       Brink's Home Security Holdings, Inc..   5,875       191,760 /(a)/
       K12, Inc.............................  11,400       231,078 /(a)/
       Lincoln Educational Services Corp....   3,800        82,346 /(a)/
       Matthews International Corp.
        (Class A)...........................  10,500       372,015
       Spectrum Group International Inc.....  13,148        24,587 /(a)/
       Stewart Enterprises, Inc. (Class A)..  19,000        97,850
       Universal Technical Institute, Inc...     700        14,140 /(a)/
                                                         1,161,524

       Diversified Telecommunication Services -- 0.2%

       Alaska Communications Systems
        Group Inc...........................   5,400        43,092
       tw telecom inc. (Class A)............   3,700        63,418 /(a)/
                                                           106,510

       Electric Utilities -- 0.7%

       IDACORP, Inc.........................  12,600       402,570

       Electrical Equipment -- 0.9%

       Baldor Electric Co...................   6,600       185,394
       Brady Corp. (Class A)................   4,100       123,041
       Powell Industries, Inc...............   1,300        40,989 /(a)/
       SunPower Corp. (Class A).............   1,800        42,624 /(a)/
       Woodward Governor Co.................   4,400       113,388
                                                           505,436

       Electronic Equipment, Instruments & Components -- 1.6%

       Benchmark Electronics, Inc...........   6,485       122,631 /(a)/
       CPI International, Inc...............   5,004        66,253 /(a)/
       FARO Technologies, Inc...............   4,600        98,624 /(a)/
       Methode Electronics, Inc.............   4,800        41,664
       National Instruments Corp............   8,700       256,215
       Newport Corp.........................  17,075       156,919 /(a)/

                                               Number
                                            of Shares       Value

       Park Electrochemical Corp...........   2,400   $    66,336
       Trimble Navigation Ltd..............   3,200        80,640 /(a)/
                                                          889,282

       Energy Equipment & Services -- 2.6%

       Cal Dive International, Inc.........   5,500        41,580 /(a)/
       Dril-Quip, Inc......................   8,900       502,672 /(a)/
       Geokinetics Inc.....................   1,500        14,430 /(a)/
       Gulf Island Fabrication, Inc........   1,600        33,648
       Oil States International, Inc.......  10,600       416,474 /(a)/
       Pioneer Drilling Co.................  11,435        90,336 /(a)/
       Superior Energy Services, Inc.......  11,500       279,335 /(a)/
                                                        1,378,475

       Food & Staples Retailing -- 0.8%

       Ruddick Corp........................  10,400       267,592
       Spartan Stores, Inc.................   6,700        95,743
       Weis Markets, Inc...................   1,500        54,540
                                                          417,875

       Food Products -- 3.4%

       Darling International Inc,..........  34,370       288,021 /(a)/
       Del Monte Foods Co..................  38,175       432,905
       Flowers Foods, Inc..................   5,400       128,304
       J&J Snack Foods Corp................   1,400        55,944
       Lancaster Colony Corp...............   1,000        49,700
       Lance, Inc..........................   6,900       181,470
       Ralcorp Holdings, Inc...............     800        47,768 /(a)/
       Smart Balance, Inc..................  18,400       110,400 /(a)/
       Smithfield Foods, Inc...............  20,000       303,800 /(a)/
       The Hain Celestial Group, Inc.......  13,000       221,130 /(a)/
                                                        1,819,442

       Healthcare Equipment & Supplies -- 4.9%

       Align Technology Inc................   5,300        94,446 /(a)/
       American Medical Systems
        Holdings, Inc......................  16,400       316,356 /(a)/
       ev3, Inc............................   7,600       101,384 /(a)/
       Gen-Probe Inc.......................   4,300       184,470 /(a)/
       Haemonetics Corp....................   1,700        93,755 /(a)/
       Immucor, Inc........................   5,875       118,910 /(a)/
       Integra LifeSciences Holdings Corp..   6,500       239,070 /(a)/
       Masimo Corp.........................   6,500       197,730 /(a)/
       Medical Action Industries, Inc......  19,400       311,564 /(a)/
       Meridian Bioscience, Inc............   7,600       163,780
       Merit Medical Systems, Inc..........   3,000        57,870 /(a)/
       Natus Medical Inc...................   3,800        56,202 /(a)/
       NuVasive, Inc.......................   3,285       105,054 /(a)/
       SonoSite, Inc.......................   4,300       101,609 /(a)/
       SurModics, Inc......................   3,300        74,778 /(a)/
       Teleflex Inc........................   3,230       174,065
       West Pharmaceutical Services, Inc...   6,500       254,800
       Zoll Medical Corp...................   1,000        26,720 /(a)/
                                                        2,672,563

       Healthcare Providers & Services -- 6.6%

       Amedisys, Inc.......................   2,563       124,459 /(a)/
       AMN Healthcare Services, Inc........   1,000         9,060 /(a)/

See Notes to Schedules of Investments on page 11 and Notes to Financial Statements on page 16.

Small-Cap Equity Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                 Number
                                              of Shares       Value

      Bio-Reference Laboratories, Inc........   9,700   $   380,143 /(a)/
      Continucare Corp.......................  16,700        72,979 /(a)/
      Corvel Corp............................     505        16,938 /(a)/
      Emergency Medical Services Corp.
       (Class A).............................   1,300        70,395 /(a)/
      Genoptix, Inc..........................   1,400        49,742 /(a)/
      Gentiva Health Services, Inc...........   2,700        72,927 /(a)/
      Healthways, Inc........................   9,800       179,732 /(a)/
      HMS Holdings Corp......................  12,300       598,887 /(a)/
      inVentiv Health, Inc...................  10,500       169,785 /(a)/
      IPC The Hospitalist Company, Inc.......   1,300        43,225 /(a)/
      Mednax, Inc............................  10,400       625,144 /(a)/
      Molina Healthcare, Inc.................  13,100       299,597 /(a)/
      National Healthcare Corp...............     800        28,888
      Owens & Minor, Inc.....................   9,600       412,128
      RehabCare Group, Inc...................   2,200        66,946 /(a)/
      Sun Healthcare Group, Inc..............  18,973       173,982 /(a)/
      VCA Antech, Inc........................   6,500       161,980 /(a)/
                                                          3,556,937

      Healthcare Technology -- 0.8%

      athenahealth, Inc......................   2,600       117,624 /(a)/
      Computer Programs & Systems, Inc.......   1,700        78,285
      Eclipsys Corp..........................   3,085        57,134 /(a)/
      MedAssets, Inc.........................   8,700       184,527 /(a)/
      SXC Health Solutions Corp..............     100         5,395 /(a)/
                                                            442,965

      Hotels Restaurants & Leisure -- 1.3%

      Arby's Group, Inc......................  23,200       108,808
      Bally Technologies, Inc................   1,400        57,806 /(a)/
      Cracker Barrel Old Country Store, Inc..   7,600       288,724
      Denny's Corp...........................  36,880        80,767 /(a)/
      Panera Bread Co. (Class A).............   1,100        73,667 /(a)/
      Shuffle Master, Inc....................   8,800        72,512 /(a)/
                                                            682,284

      Household Durables -- 1.0%

      Jarden Corp............................  16,700       516,197 /(a)/

      Household Products -- 0.3%

      WD-40 Co...............................   5,000       161,800

      Insurance -- 3.7%

      Alleghany Corp.........................     700       193,200 /(a)/
      Allied World Assurance Company
       Holdings Ltd..........................   5,600       257,992
      Argo Group International Holdings
       Ltd...................................   6,500       189,410 /(a)/
      Arthur J Gallagher & Co................   6,500       146,315
      Brown & Brown, Inc.....................   8,000       143,760
      First Mercury Financial Corp...........  11,330       155,334 /(a)/
      HCC Insurance Holdings, Inc............  20,300       567,791
      National Interstate Corp...............   4,600        78,016
      Navigators Group, Inc..................   5,400       254,394 /(a)/
      Tower Group, Inc.......................   1,600        37,456
                                                          2,023,668

                                               Number
                                            of Shares       Value

       Internet & Catalog Retail -- 0.3%

       priceline.com Inc...................     700   $   152,950 /(a)/

       Internet Software & Services -- 0.7%

       Art Technology Group, Inc...........  10,800        48,708 /(a)/
       comScore, Inc.......................   6,500       114,075 /(a)/
       Constant Contact, Inc...............   6,900       110,400 /(a)/
       NIC Inc.............................   9,800        89,572
       Vocus, Inc..........................   2,200        39,600 /(a)/
                                                          402,355

       IT Services -- 2.6%

       CACI International Inc. (Class A)...   1,300        63,505 /(a)/
       CSG Systems International, Inc......   1,800        34,362 /(a)/
       Global Cash Access Holdings, Inc....  29,300       219,457 /(a)/
       iGate Corp..........................  13,437       134,370
       NeuStar, Inc. (Class A).............   7,558       174,136 /(a)/
       RightNow Technologies, Inc..........   6,500       112,905 /(a)/
       Sapient Corp........................   9,300        76,911 /(a)/
       SRA International Inc. (Class A)....   5,400       103,140 /(a)/
       TeleTech Holdings Inc...............   3,400        68,102 /(a)/
       VeriFone Holdings, Inc..............  12,200       199,836 /(a)/
       Virtusa Corp........................   7,985        72,344 /(a)/
       Wright Express Corp.................   4,300       136,998 /(a)/
                                                        1,396,066

       Leisure Equipment & Products -- 0.5%

       Polaris Industries, Inc.............   5,625       245,419

       Life Sciences Tools & Services -- 3.1%

       Accelrys, Inc.......................  11,000        63,030 /(a)/
       Affymetrix Inc......................   6,000        35,040 /(a)/
       Bio-Rad Laboratories, Inc (Class A).   3,000       289,380 /(a)/
       Bruker Corp.........................  26,770       322,846 /(a)/
       Cambrex Corp........................   5,400        30,132 /(a)/
       Dionex Corp.........................   1,900       140,353 /(a)/
       ICON PLC ADR........................  14,600       317,258 /(a)/
       Luminex Corp........................  10,828       161,662 /(a)/
       Mettler-Toledo International, Inc...   1,100       115,489 /(a)/
       Techne Corp.........................   2,800       191,968
                                                        1,667,158

       Machinery -- 5.8%

       AGCO Corp...........................   8,400       271,656 /(a)/
       Cascade Corp........................   7,550       207,550
       Chart Industries, Inc...............   3,252        53,821 /(a)/
       CLARCOR, Inc........................   9,800       317,912
       Flowserve Corp......................   1,500       141,795
       Graham Corp.........................   3,300        68,310
       Harsco Corp.........................   5,600       180,488
       IDEX Corp...........................  13,000       404,950
       Kaydon Corp.........................   5,400       193,104
       Middleby Corp.......................   3,475       170,345 /(a)/
       Mueller Industries, Inc.............   5,000       124,200
       Nordson Corp........................   4,075       249,309
       RBC Bearings Inc....................   5,400       131,382 /(a)/

See Notes to Schedules of Investments on page 11 and Notes to Financial Statements on page 16.

Small-Cap Equity Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                Number
                                             of Shares       Value

       Tennant Co...........................   2,000   $    52,380
       Timken Co............................   7,050       167,155
       Trinity Industries, Inc..............  14,500       252,880
       Wabtec Corp..........................   4,300       175,612
                                                         3,162,849

       Media -- 3.4%

       Arbitron, Inc........................  14,600       341,932
       Interactive Data Corp................  24,800       627,440
       John Wiley & Sons, Inc. (Class A)....  14,900       624,012
       Morningstar, Inc.....................   5,500       265,870 /(a)/
                                                         1,859,254

       Metals & Mining -- 1.1%

       Commercial Metals Co.................  13,300       208,145
       Compass Minerals International, Inc..   5,500       369,545
                                                           577,690

       Multi-Utilities -- 0.5%

       OGE Energy Corp......................   6,800       250,852

       Office Electronics -- 0.3%

       Zebra Technologies Corp. (Class A)...   5,500       155,980 /(a)/

       Oil, Gas & Consumable Fuels -- 2.2%

       Comstock Resources, Inc..............   3,300       133,881 /(a)/
       CVR Energy, Inc......................   3,900        26,754 /(a)/
       Goodrich Petroleum Corp..............   4,300       104,705 /(a)/
       James River Coal Co..................   9,300       172,329 /(a)/
       Resolute Energy Corp.................   4,300        49,536 /(a)/
       SandRidge Energy, Inc................  15,100       142,393 /(a)/
       St Mary Land & Exploration Co........  12,100       414,304
       Whiting Petroleum Corp...............   2,200       157,190 /(a)/
                                                         1,201,092

       Personal Products -- 2.2%

       Alberto-Culver Co....................  15,200       445,208
       Bare Escentuals, Inc.................  10,800       132,084 /(a)/
       Chattem, Inc.........................   6,700       625,110 /(a)/
                                                         1,202,402

       Pharmaceuticals -- 0.3%

       Caraco Pharmaceutical
        Laboratories Ltd....................   6,900        41,676 /(a)/
       Questcor Pharmaceuticals, Inc........   9,200        43,700 /(a)/
       Viropharma Inc.......................   9,100        76,349 /(a)/
                                                           161,725

       Professional Services -- 0.9%

       Administaff, Inc.....................   4,300       101,437
       CoStar Group, Inc....................   4,400       183,788 /(a)/
       HIS, Inc. (Class A)..................   2,200       120,582 /(a)/
       Resources Connection, Inc............     600        12,732 /(a)/
       Watson Wyatt Worldwide, Inc.
        (Class A)...........................   1,000        47,520
                                                           466,059

                                               Number
                                            of Shares       Value

       Real Estate Investment Trusts (REIT's) -- 2.8%

       BioMed Realty Trust, Inc. (REIT)....  25,000   $   394,500
       Digital Realty Trust, Inc. (REIT)...   6,900       346,932
       Healthcare Realty Trust Inc. (REIT).  15,200       326,192
       Omega Healthcare
        Investors, Inc. (REIT).............  23,500       457,075
                                                        1,524,699

       Real Estate Management & Development -- 0.2%

       FirstService Corp...................   4,800        91,776 /(a)/

       Road & Rail -- 1.9%

       Genesee & Wyoming Inc. (Class A)....  15,700       512,448 /(a)/
       Landstar System, Inc................   6,500       252,005
       Old Dominion Freight Line, Inc......   8,800       270,160 /(a)/
                                                        1,034,613

       Semiconductors & Semiconductor Equipment -- 2.6%

       Applied Micro Circuits Corp.........   6,800        50,796 /(a)/
       Cabot Microelectronics Corp.........   1,500        49,440 /(a)/
       Ceva, Inc...........................   4,407        56,674 /(a)/
       FEI Co..............................   5,400       126,144 /(a)/
       IXYS Corp...........................   5,466        40,558
       Kopin Corp..........................  12,500        52,250 /(a)/
       Microsemi Corp......................  17,300       307,075 /(a)/
       Rudolph Technologies, Inc...........  25,600       172,032 /(a)/
       Semtech Corp........................  14,800       251,748 /(a)/
       Standard Microsystems Corp..........   2,100        43,638 /(a)/
       Tessera Technologies, Inc...........   1,900        44,213 /(a)/
       Varian Semiconductor Equipment
        Associates, Inc....................   4,400       157,872 /(a)/
       Zoran Corp..........................   4,800        53,040 /(a)/
                                                        1,405,480

       Software -- 6.3%

       ACI Worldwide, Inc..................   5,200        89,180 /(a)/
       Actuate Corp........................   7,400        31,672 /(a)/
       ArcSight, Inc.......................   1,500        38,370 /(a)/
       Ariba, Inc..........................  16,300       204,076 /(a)/
       AsiaInfo Holdings, Inc..............   3,500       106,645 /(a)/
       Blackbaud, Inc......................  18,200       430,066
       Blackboard Inc......................   5,400       245,106 /(a)/
       Bottomline Technologies, Inc........   2,200        38,654 /(a)/
       Concur Technologies, Inc............   2,600       111,150 /(a)/
       Ebix, Inc...........................   2,800       136,724 /(a)/
       Interactive Intelligence, Inc.......   5,600       103,264 /(a)/
       Jack Henry & Associates, Inc........   6,500       150,280
       Micros Systems Inc..................  12,800       397,184 /(a)/
       NetSuite, Inc.......................   5,400        86,292 /(a)/
       Parametric Technology Corp..........  24,500       400,330 /(a)/
       Pegasystems Inc.....................   3,900       132,600
       QAD Inc.............................   7,100        43,381
       Quest Software, Inc.................   3,200        58,880 /(a)/
       S1 Corp.............................   5,100        33,252 /(a)/
       Solera Holdings, Inc................   8,600       309,686 /(a)/
       Sourcefire, Inc.....................     700        18,725 /(a)/

See Notes to Schedules of Investments on page 11 and Notes to Financial Statements on page 16.

Small-Cap Equity Fund

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                 Number
                                              of Shares       Value

     Symyx Technologies......................   6,600   $    36,300 /(a)/
     Ultimate Software Group, Inc............   6,500       190,905 /(a)/
                                                          3,392,722

     Specialty Retail -- 3.6%

     Aaron Rents, Inc. (Class B).............  15,500       429,815
     Aeropostale, Inc........................   9,200       313,260 /(a)/
     American Eagle Outfitters, Inc..........   8,000       135,840
     Jo-Ann Stores, Inc......................   6,175       223,782 /(a)/
     JOS A Bank Clothiers, Inc...............   1,400        59,066 /(a)/
     Systemax Inc............................   4,132        64,914 /(a)/
     The Buckle, Inc.........................  12,100       354,288
     The Men's Wearhouse, Inc................   1,600        33,696
     Tractor Supply Co.......................   4,950       262,152 /(a)/
     Ulta Salon, Cosmetics & Fragrance, Inc..   4,700        85,352 /(a)/
                                                          1,962,165

     Textiles Apparel & Luxury Goods -- 1.6%

     Columbia Sportswear Co..................   5,600       218,624
     Deckers Outdoor Corp....................   2,623       266,811 /(a)/
     Fossil, Inc.............................   2,400        80,544 /(a)/
     Maidenform Brands, Inc..................   3,800        63,422 /(a)/
     Steven Madden Ltd.......................   1,500        61,860 /(a)/
     The Timberland Co. (Class A)............   3,400        60,962 /(a)/
     True Religion Apparel, Inc..............   1,800        33,282 /(a)/
     Wolverine World Wide Inc................   2,200        59,884
                                                            845,389

     Trading Companies & Distributors -- 0.2%

     Applied Industrial Technologies, Inc....   4,100        90,487

     Total Common Stock
      (Cost $49,122,207).....................            49,867,738
     ---------------------------------------------------------------------
     Other Investments -- 0.0%*
     ---------------------------------------------------------------------
     GEI Investment Fund
      (Cost $15).............................                    12 /(c)/

     Total Investments in Securities
      (Cost $49,122,222).....................            49,867,750

                                               Number
                                            of Shares        Value
    -----------------------------------------------------------------------
    Short-Term Investments -- 8.2%
    -----------------------------------------------------------------------
    GE Money Market Fund Institutional
     Class 0.01%
     (Cost $4,411,506).....................           $ 4,411,506  /(b,d)/

    Total Investments
     (Cost $53,533,728)....................            54,279,256

    Liabilities in Excess of Other Assets,
     net -- (0.3)%.........................              (156,794)
                                                      -----------  --------

    NET ASSETS -- 100.0%...................           $54,122,462
                                                      ===========  ========
    -----------------------------------------------------------------------
    Other Information
    -----------------------------------------------------------------------

The GEI Small-Cap Equity had the following long futures contracts open at December 31, 2009:

                                       Number    Current
                           Expiration    of      Notional   Unrealized
        Description           Date    Contracts   Value    Appreciation
        ---------------------------------------------------------------
        Russell 2000 Mini
         Index Ftrs        March 2010    17     $1,060,630   $27,139

See Notes to Schedules of Investments on page 11 and Notes to Financial Statements on page 16.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(d)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

                      ADR   American Depository Receipt

                      REIT  Real Estate Investment Trust

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

Small-Cap Equity Fund

                                      ---------------------------------------------------------    ------------------------------
                                                              CLASS 1                                         CLASS 4
                                      --------------------------------------------------------     ------------------------------
                                        12/31/09    12/31/08/(c)/   12/31/07 12/31/06 12/31/05       12/31/09     12/31/08/(c)/
                                      --------      ------------    -------- -------- -------- -   --------      ------------
Inception date                              --              --            --       --  4/28/00           --          5/1/08
Net asset value, beginning of period. $   7.48       $   12.17      $  14.39 $  14.44 $  13.62     $   7.49       $   12.06
Income/(loss) from investment
 operations:
  Net investment income..............     0.04            0.09          0.06     0.05     0.02       (0.05)            0.02**
  Net realized and unrealized
   gains/(losses) on investments.....     2.27          (4.67)          0.31     1.87     1.28         2.32          (4.51)
---------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from
 investment operations...............     2.31          (4.58)          0.37     1.92     1.30         2.27          (4.49)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income..............       --            0.05          0.06     0.04     0.03           --            0.02
  Net realized gains.................       --            0.06          2.53     1.93     0.45           --            0.06
---------------------------------------------------------------------------------------------------------------------------------
Total distributions..................     0.00            0.11          2.59     1.97     0.48         0.00            0.08
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period....... $   9.79       $    7.48      $  12.17 $  14.39 $  14.44     $   9.76       $    7.49
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/ (a)/...................   30.88%        (37.59)%         2.39%   13.27%    9.53%       30.31%        (37.20)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $ 54,114       $  50,210      $104,010 $127,381 $128,142     $      8       $       6
  Ratios to average net assets:
    Net investment income............  (0.04)%           0.46%         0.31%    0.31%    0.11%      (0.51)%         (0.01)%*
    Expenses.........................    1.52%/(b)/      0.94%/(b)/    0.87%    0.86%    0.86%        1.97%/(b)/      1.39%/(b)/*
    Portfolio turnover rate..........      40%             85%           25%      52%      33%          40%             85%

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)Less than $0.01 per share of the distribution paid was from Return of Capital.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statements of Assets                                                 Small Cap
and Liabilities December 31, 2009                                     Equity
                                                                       Fund
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $49,122,207)......... $ 49,867,738
  Investments in affiliated securities, at market (cost $15)......           12
  Short-term affiliated investments (at amortized cost)...........    4,411,506
  Receivable for investments sold.................................      151,883
  Income receivables..............................................       31,191
  Receivable for fund shares sold.................................        2,529
  Other assets....................................................       92,000
--------------------------------------------------------------------------------
    Total Assets..................................................   54,556,859
--------------------------------------------------------------------------------

LIABILITIES
  Payable for investments purchased...............................      176,428
  Payable for fund shares redeemed................................       17,599
  Payable to GEAM.................................................       16,479
  Accrued other expenses..........................................      212,331
  Variation margin payable........................................       11,560
--------------------------------------------------------------------------------
    Total Liabilities.............................................      434,397
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 54,122,462
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................   65,547,275
  Undistributed (distribution in excess of) net investment income.        5,498
  Accumulated net realized gain (loss)............................  (12,202,978)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................      745,528
    Futures.......................................................       27,139
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 54,122,462
--------------------------------------------------------------------------------

Class 1:

NET ASSETS........................................................   54,114,276
Shares outstanding ($0.01 par value; unlimited shares authorized).    5,525,650
Net asset value per share.........................................         9.79

Class 4:

NET ASSETS........................................................        8,186
Shares outstanding ($0.01 par value; unlimited shares authorized).          838
Net asset value per share.........................................         9.76

See Notes to Financial Statements.

Statements of Operations                                                  Small-Cap
For the year ending December 31, 2009                                      Equity
                                                                            Fund
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  Income:
    Dividend............................................................ $   581,283
    Interest............................................................     112,542
    Interest from affliated investments.................................       8,308
    Less: Foreign taxes withheld........................................        (417)
-------------------------------------------------------------------------------------
  Total Income..........................................................     701,716
-------------------------------------------------------------------------------------

  Expenses:
    Advisory and administrative fees....................................     466,514
    Distributors Fees (Notes 4)
      Service Class.....................................................          31
    Transfer agent......................................................      17,899
    Directors' fees.....................................................       1,256
    Custody and accounting expenses.....................................     167,903
    Professional fees...................................................      62,402
    Registration expenses...............................................       3,897
    Other expenses......................................................      34,597
-------------------------------------------------------------------------------------
  Total expenses before waiver and reimbursement........................     754,499
-------------------------------------------------------------------------------------
    Add: Expenses reimbursed by the adviser.............................      (6,703)
-------------------------------------------------------------------------------------
    Net expenses........................................................     747,796
-------------------------------------------------------------------------------------
  Net investment (loss).................................................     (46,080)
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Realized gain (loss) on:
      Investments.......................................................  (7,315,190)
      Futures...........................................................      17,326
      Written options...................................................     122,362

    Increase (decrease) in unrealized appreciation/(depreciation) on:
      Investments.......................................................  20,725,260
      Futures...........................................................      27,139
      Written options...................................................     (37,656)
-------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments.....................  13,539,241
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.................. $13,493,161
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                       Small Cap
Changes in Net Assets                                                                                 Equity
                                                                                                       Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended     Year Ended
                                                                                           December 31,   December 31,
                                                                                               2009           2008
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investments income (loss)......................................................... $    (46,080) $     331,703
    Net realized gain (loss) on investments, futures and written options..................   (7,175,502)    (4,974,150)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and written options.........................................................   20,714,743    (29,522,691)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................   13,493,161    (34,165,138)
-----------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from :
    Net investment income
      Class 1.............................................................................           --       (359,420)
      Class 4.............................................................................           --            (20)
    Net realized gains
      Class 1.............................................................................           --       (379,020)
      Class 4.............................................................................           --            (47)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions.....................................................................           --       (738,507)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................   13,493,161    (34,903,645)
-----------------------------------------------------------------------------------------------------------------------
  Share transactions :
    Proceeds from sale of shares
      Class 1.............................................................................    2,405,061     11,808,695
      Class 4.............................................................................           --         10,000
    Value of distributions reinvested
      Class 1.............................................................................           --        738,440
      Class 4.............................................................................           --             67
    Cost of shares redeemed
      Class 1.............................................................................  (11,991,743)   (31,447,731)
      Class 4.............................................................................           --             --
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions................................................   (9,586,682)   (18,890,529)
-----------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets.................................................    3,906,479    (53,794,174)

NET ASSETS
  Beginning of period.....................................................................   50,215,983    104,010,157
-----------------------------------------------------------------------------------------------------------------------
  End of period........................................................................... $ 54,122,462  $  50,215,983
-----------------------------------------------------------------------------------------------------------------------
Undistributed (distribution in excess of)
  net investment income, end of period.................................................... $      5,498  $      15,574
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

Class 1
Shares sold...............................................................................      309,191      1,338,034
Issued for distributions reinvested.......................................................           --        101,854
Shares redeemed...........................................................................   (1,499,252)    (2,946,942)
-----------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares.............................................................   (1,190,061)    (1,507,054)
-----------------------------------------------------------------------------------------------------------------------

Class 4
Shares sold...............................................................................           --            829
Issued for distributions reinvested.......................................................           --              9
Shares redeemed...........................................................................           --             --
-----------------------------------------------------------------------------------------------------------------------
Net increase in fund shares...............................................................           --            838
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. Organization of the Company

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Accounting Changes

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

Security Valuation and Transactions

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Fair Value Measurements

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

  Level 1 -- Quoted prices for identical investments in active markets.

  Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                     Level 1   Level 2 Level 3    Total
     ---------------------------------------------------------------------
     Investments in Securities+    $54,279,244   $12     $--   $54,279,256
     Other Financial Instruments+       27,139    --      --        27,139

+ See Statement of Investments for Industry Classification.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Repurchase Agreements The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Funds's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Security Lending The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Investments in Foreign Markets Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC
740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                                    Net Tax
                                                                 Appreciation/                     Undistributed
                                                 Net Tax        (Depreciation) on  Undistributed    Long-Term
   Cost of        Gross Tax     Gross Tax     Appreciation/       Derivatives,        Income/         Gains       Post October
Investments for  Unrealized    Unrealized    (Depreciation) on    Currency and     (Accumulated    (Accumulated   Losses (see
 Tax Purposes    Appreciation  Depreciation    Investments      other Net Assets   Ordinary Loss)  Capital Loss)  Detail Below)
--------------------------------------------------------------------------------------------------------------------------------
 $53,972,778     $5,990,617    $(5,684,139)      $306,478             $--             $5,498       $(11,552,432)   $(184,357)

As of December 31, 2009, the Fund has capital loss carryovers as follows:

                       Amount                   Expires
              ---------------------------------------------------
                      $430,701                 12/31/2016
                    $11,121,731                12/31/2017

Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer incurred losses after October 31, 2009 as follows.

                      Capital                   Currency
              ---------------------------------------------------
                      $184,357                    $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                              Ordinary Income       Long-Term Capital Gains      Return of Capital               Total
---------------------------------------------------------------------------------------------------------------------------------
2009                                           $--                       $--                       $--                       $--
2008                                       348,614                   379,085                    10,808                   738,507

Distributions to Shareholders The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2008 were as follows:

      Undistributed
 (Distribution in Excess   Accumulated Net Realized
 of) Net Investment Income           Gain                Paid In Capital
 -----------------------------------------------------------------------------
         $36,004                     $35                    $(36,039)

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Expenses Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Derivative Instruments The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.
Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                          Asset Derivatives December 31, 2009         Liability Derivatives December 31, 2009
Derivatives not      -----------------------------------------------  -----------------------------------------
accounted for as                                 Notional              Location in         Notional
hedging instruments        Location in         Value/No. of           the Statements     Value/No. of
under FASB           the Statements of Assets   Contracts    Fair       of Assets         Contracts     Fair
ASC 815                  and Liabilities       Long/(Short)  Value    and Liabilities    Long/(Short)   Value
-                    ------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net          1,060,630/17 27,139*                           --         --
                     Assets Unrealized
                     Appreciation/Depreciation
                     on Futures
---------------------------------------------------------------------------------------------------------------

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Equity section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

Derivatives not
accounted                              Total Number of                           Change in Unrealized
for as hedging       Location in the   Futures/Options    Realized Gain or    Appreciation/(Depreciation)
instruments          Statements of        Contracts     (Loss) on Derivatives       on Derivatives
under FASB ASC 815     Operations      Purchased/(Sold) Recognized in Income     Recognized in Income
---------------------------------------------------------------------------------------------------------
Equity Contracts    Net realized gain/       44/(27)           17,326                   27,139
                    (loss) on
                    futures, Increase/         *
                    (decrease)
                    in unrealized
                    appreciation/
                    (depreciation) on
                    futures
---------------------------------------------------------------------------------------------------------

*Volume for the Fund's written options are disclosed in note 6 of this section.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


3. Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. Amounts Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM Waives a portion of the Fund's Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund's Investment in the GE Funds -- GE Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $823 was charged to the Fund.

Directors' Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. Sub-advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; and (iv) SouthernSun Asset Management, Inc. GEAM is responsible for allocating the Fund's assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund's cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fees, which are calculated as a percentage of the average daily net assets of the respective Allocated Assets that they manage.

6. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $18,707,519                $30,259,900

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Security Lending At December 31, 2009, and for the year then ended the Fund did not participate in securities lending.

Options During the period ended December 31, 2009, there were no options contracts written. For the year ended December 31, 2009, the following summarizes written options activity:

                                       GEI Small-Cap
                                        Equity Fund
                                       --------------
                                         Number of
                                         Contracts   Premium
                   ------------------------------------------
                   Balance as of
                   December 31, 2008        117       38,259
                   Written
                   Closed and expired      (117)     (38,259)
                   ------------------------------------------
                   Balance as of
                   December 31, 2009         --           --
                   ------------------------------------------

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Small-Cap Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP




Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Approvals
and Renewals                                       (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") and the Investment Sub-Advisory Agreements with each of the Fund's sub-advisers, Palisade Capital Management, L.L.C. ("Palisade"), Champlain Investment Partners, LLC ("Champlain"), GlobeFlex Partners, LP ("GlobeFlex") and SouthernSun Asset Management, Inc. ("SouthernSun"), at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory and sub-advisory agreements, as applicable, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had the opportunity to hear presentations by representatives of each of the sub-advisers during the past year (GlobeFlex and SouthernSun at the September 9, 2009 Board meeting, Champlain at the March 11, 2009 Board meeting and Palisade at the June 10, 2009 Board meeting). The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund's investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their extensive past experiences with GEAM and Palisade. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance;
(ii) effective processes used for overseeing multiple sub-advisers;

Advisory and Administrative Agreement Approvals
and Renewals                                       (unaudited)
---------------------------------------------------------------

(iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee;
(v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and satisfactory histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And Sub-Advisers

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at meetings held throughout the year, about each of their investment processes and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board also considered the multi-manager structure and how each sub-adviser's approach to small-cap investing fits within the Fund's overall strategy. The Board members discussed GEAM's investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided to the Fund by GEAM and each of the sub-advisers. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also reviewed the assumptions and cost allocation methods used by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund's multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to each of the sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should

Advisory and Administrative Agreement Approvals
and Renewals                                       (unaudited)
---------------------------------------------------------------

be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison of services to be rendered and fees to be paid.

The Board members discussed the services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services, including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range, although at the higher end of the range. The Board members reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the Fund's advisory fee and the sub-advisory fees paid to each of the sub-advisers were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory and each sub-advisory agreement was in the best interests of the shareholders of the Fund.

Additional Information                             (unaudited)
---------------------------------------------------------------

Information about Directors and Executive Officers:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

Interested Directors and Executive Officers

--------------------------------------------------------------------------------
Michael J. Cosgrove
--------------------------------------------------------------------------------


Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  60

Position(s) Held with Fund  Chairman of the Board and President

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Director  51

Other Directorships Held by Director Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
Matthew J. Simpson
--------------------------------------------------------------------------------


Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served Until successor is elected and qualified - 2 years

Principal Occupation(s) During Past 5 years Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

Number of Portfolios in Fund Complex Overseen by Director  51

Other Directorships Held by Director Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------

--------------------------------------------------------------------------------
Scott H. Rhodes

--------------------------------------------------------------------------------

Address   c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served Until successor is elected and qualified - 3 years

Principal Occupation(s) During Past 5 years GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

Number of Portfolios in Fund Complex Overseen by Director  N/A

Other Directorships Held by Director  N/A

--------------------------------------------------------------------------------
Jeanne M. LaPorta

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  44

Position(s) Held with Fund  Vice President and Secretary

Term of Office and Length of Time Served Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

Principal Occupation(s) During Past 5 years Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

Number of Portfolios in Fund Complex Overseen by Director  N/A

Other Directorships Held by Director  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


Non-Interested Directors

--------------------------------------------------------------------------------
John R. Costantino

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  63

Position(s) Held with Fund  Director

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director  43

Other Directorships Held by Director Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
William J. Lucas

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  62

Position(s) Held with Fund  Director

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Director  43

Other Directorships Held by Director Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
Robert P. Quinn

--------------------------------------------------------------------------------

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  74

Position(s) Held with Fund  Director

Term of Office and Length of Time Served Until successor is elected and qualified - 13 years

Principal Occupation(s) During Past 5 years Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director  43

Other Directorships Held by Director Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

Investment Adviser and Administrator
GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

Secretary

Jeanne M. LaPorta

Assistant Secretaries

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

Treasurer

Scott H. Rhodes

Assistant Treasurers

Scott R. Fuchs
Christopher M. Isaacs

Distributor

GE Investment Distributors, Inc.
Member FINRA and SIPC

Counsel

Sutherland, Asbill & Brennan, LLP



Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

KPMG LLP

Officers of the Investment Adviser

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer - Fixed Income
Investments

Amiel Goldberg, Senior Vice President, Chief Risk Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist (since July 2009)

Don W. Torey, President - Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer - Investment Strategies

Investment Adviser
GE Asset Management Incorporated
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

Distributor
GE Investment Distributors, Inc.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

S&P 500 Index Fund                                 Contents
------------------------------------------------------------



          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  2

          NOTES TO SCHEDULE OF INVESTMENTS........................ 12

          FINANCIAL STATEMENTS

             Financial Highlights................................. 13

             Statement of Assets and Liabilities.................. 14

             Statement of Operations.............................. 15

             Statements of Changes in Net Assets.................. 16

             Notes to Financial Statements........................ 17

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 24

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 25

          ADDITIONAL INFORMATION.................................. 28

          INVESTMENT TEAM......................................... 31

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------


Information on the following performance pages relating to the GE Investments S&P 500 Index Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

S&P 500 Index Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]





SSgA Funds Management, Inc. ("SSgA FM") is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation. The Fund is managed by a team of portfolio managers composed of the following members: Karl Schneider and John Tucker.

Karl Schneider is the lead portfolio manager for the Fund, and is a Vice President of State Street Global Advisors ("SSgA") and a Principal of SSgA FM. Karl joined the firm in 1996 and is a member of the firm's Global Structured Products Team. Karl manages a variety of the firm's domestic and international passive funds. Karl holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

John F. Tucker, CFA, is a Vice President of SSgA and a Principal of SSgA FM. John joined the firm in 1988 and is the Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, Class 1 shares of the S&P 500 Index Fund returned 26.30%. The S&P 500 Index, the Fund's benchmark, returned 26.46% and the Fund's Morningstar peer group of 464 US Insurance Large Blend funds returned an average of 28.47% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Lackluster holiday trading marked the end of 2009, but the quiet close did little to blemish broadly positive results for US equities during the latest quarter and year. Indeed, after a harrowing start, the past year saw remarkably persistent recovery in both economic prospects and risk appetites. While historic 2007 highs remained distant memories, investor sentiment still benefited immensely as many market averages regained levels that had broken down badly after the September 2008 collapse of Lehman Brothers. After a remarkable string of six consecutive down quarters from fourth quarter 2007 through first quarter 2009, the S&P 500 has now rallied to achieve three quarters in a row of positive gains.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31, 2009, the four largest sectors in the S&P 500 Index were Information Technology (19.9%), Financials (14.4%), Health Care (12.6%), and Energy (11.5%). The highest returning sector for the last twelve months was Information Technology (+61%) followed by Materials (+48%). The lowest returning sectors were Telecommunication Services (+8%) and Utilities (+11%).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last twelve months there were 26 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
JULY 1, 2009 - DECEMBER 31, 2009

---------------------------------------------------------------------------------------------------
                                                       ACCOUNT VALUE AT THE      EXPENSES PAID
                                                ($)    END OF THE PERIOD ($) DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------
Actual Fund Return**                          1,000.00       1,224.73                 2.41
---------------------------------------------------------------------------------------------------
Hypothetical 5% Return (2.5% for the period)  1,000.00       1,022.78                 2.19
---------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.43% (for the period July 1, 2009--December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period)
**Actual Fund Return for the six-month period ended December 31, 2009 was:
  22.47%.

S&P 500 Index Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT



CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                         GEI S&P 500 Index         S&P 500 Index
                         ----------------          -------------
31-Dec-99                   10,000.00                10,000.00
 1-Dec-00                    9,057.41                 9,081.65
 1-Dec-01                    7,946.42                 7,999.85
 1-Dec-02                    6,169.06                 6,231.73
 1-Dec-03                    7,913.27                 8,021.99
 1-Dec-04                    8,741.10                 8,894.89
 1-Dec-05                    9,135.05                 9,332.39
 1-Dec-06                   10,544.51                10,806.20
 1-Dec-07                   11,081.81                11,400.06
 1-Dec-08                    6,936.88                 7,182.28
 1-Dec-09                    8,761.28                 9,083.04


TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES
--------------------------------------------------------------------------------

                                      ONE    FIVE   TEN   ENDING VALUE OF A
                                      YEAR   YEAR   YEAR  $10,000 INVESTMENT
    ------------------------------------------------------------------------
    S&P 500 Index Fund                26.30% 0.05% -1.31%       $8,761
    ------------------------------------------------------------------------
    S&P 500 Index                     26.46% 0.42% -0.96%       $9,083
    ------------------------------------------------------------------------
    Morningstar peer group average*   28.47% 0.39% -0.81%
    ------------------------------------------------------------------------
    Inception date                   4/15/85
    ------------------------------------------------------------------------

                                    [GRAPHIC]



                     INVESTMENT PROFILE

                     A Mutual Fund designed for investors
                     who seek growth of capital and
                     accumulation of income that
                     corresponds to the investment return
                     of the Standard & Poor's 500
                     Composite Stock Index by investing at
                     least 80% of its net assets in equity
                     securities of companies contained in
                     that Index.

TOP TEN LARGEST EQUITY HOLDINGS
(EXCLUDES SHORT-TERM INVESTMENTS)
AS OF DECEMBER 31, 2009
as a % of Market Value

                  --------------------------------------------
                  Exxon Mobil Corp.                      3.21%
                  --------------------------------------------
                  Microsoft Corp.                        2.33%
                  --------------------------------------------
                  Apple Inc.                             1.88%
                  --------------------------------------------
                  Johnson & Johnson                      1.76%
                  --------------------------------------------
                  The Procter & Gamble Co.               1.75%
                  --------------------------------------------
                  International Business Machines Corp.  1.70%
                  --------------------------------------------
                  AT&T Inc.                              1.64%
                  --------------------------------------------
                  JPMorgan Chase & Co.                   1.62%
                  --------------------------------------------
                  General Electric Co.                   1.59%
                  --------------------------------------------
                  Chevron Corp.                          1.53%
                  --------------------------------------------

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $223,803 (in thousands)

                                    [CHART]


Information Technology               19.5%
Financials                           14.3%
Healthcare                           12.4%
Energy                               11.3%
Consumer Staples                     11.2%
Industrials                          10.0%
Consumer Discretionary                9.4%
Utilities                             3.6%
Materials                             3.6%
Telecommunication Services            3.1%
Short-Term                            1.6%
Other Investments                     0.0%**



* Morningstar performance comparisons are based on average annual total returns for the one year, five-year, and ten-year periods indicated in the Large Blend peer group consisting of 464, 337 and 182 underlying annuity funds, respectively.
**Less than 0.01%
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
--------------------------------------------------------------------------------

                              S&P 500 INDEX FUND


                                                NUMBER
                                             OF SHARES       VALUE
    COMMON STOCK -- 98.2%+
    -----------------------------------------------------------------------

    AEROSPACE & DEFENSE -- 2.7%

    Boeing Co...............................  16,186   $   876,148   /(d)/
    General Dynamics Corp...................   8,467       577,195
    Goodrich Corp...........................   2,784       178,872
    Honeywell International Inc.............  16,943       664,166
    ITT Corp................................   4,126       205,227
    L-3 Communications Holdings, Inc........   2,600       226,070
    Lockheed Martin Corp....................   7,152       538,903
    Northrop Grumman Corp...................   7,022       392,179
    Precision Castparts Corp................   3,100       342,085
    Raytheon Co.............................   8,569       441,475
    Rockwell Collins, Inc...................   3,568       197,524
    United Technologies Corp................  20,872     1,448,726   /(d)/
                                                         6,088,570

    AIR FREIGHT & LOGISTICS -- 1.0%

    CH Robinson Worldwide, Inc..............   3,800       223,174
    Expeditors International of Washington,
     Inc....................................   4,700       163,231
    FedEx Corp..............................   6,911       576,723
    United Parcel Service, Inc. (Class B)...  21,996     1,261,911
                                                         2,225,039

    AIRLINES -- 0.1%

    Southwest Airlines Co...................  16,349       186,869

    AUTO COMPONENTS -- 0.2%

    Johnson Controls, Inc...................  14,946       407,129
    The Goodyear Tire & Rubber Co...........   5,519        77,818   /(a)/
                                                           484,947

    AUTOMOBILES -- 0.4%

    Ford Motor Co...........................  72,327       723,270   /(a)/
    Harley-Davidson, Inc....................   5,400       136,080
                                                           859,350

    BEVERAGES -- 2.6%
    Brown-Forman Corp. (Class B)............   2,347       125,729
    Coca-Cola Enterprises, Inc..............   7,118       150,902
    Constellation Brands, Inc. (Class A)....   4,700        74,871   /(a)/
    Dr Pepper Snapple Group, Inc............   5,500       155,650   /(a)/
    Molson Coors Brewing Co. (Class B)......   3,598       162,486
    Pepsi Bottling Group, Inc...............   3,300       123,750
    PepsiCo, Inc............................  34,674     2,108,179   /(d)/
    The Coca-Cola Co........................  51,502     2,935,614   /(d)/
                                                         5,837,181

    BIOTECHNOLOGY -- 1.5%

    Amgen Inc...............................  22,422     1,268,413 /(a,d)/

                                               NUMBER
                                            OF SHARES        VALUE
       Biogen Idec Inc.....................   6,500   $    347,750 /(a)/
       Celgene Corp........................  10,263        571,444 /(a)/
       Cephalon, Inc.......................   1,700        106,097 /(a)/
       Genzyme Corp........................   5,900        289,159 /(a)/
       Gilead Sciences, Inc................  20,049        867,721 /(a)/
                                                         3,450,584

       BUILDING PRODUCTS -- 0.1%

       Masco Corp..........................   7,990        110,342

       CAPITAL MARKETS -- 2.7%

       Ameriprise Financial, Inc...........   5,504        213,665
       E*Trade Financial Corp..............  34,400         60,200 /(a)/
       Federated Investors, Inc. (Class B).   2,100         57,750
       Franklin Resources, Inc.............   3,300        347,655
       Invesco Ltd.........................   9,200        216,108
       Janus Capital Group, Inc............   4,300         57,835
       Legg Mason, Inc.....................   3,400        102,544
       Morgan Stanley......................  30,296        896,762
       Northern Trust Corp.................   5,300        277,720
       State Street Corp...................  10,900        474,586 /(c)/
       T Rowe Price Group, Inc.............   5,700        303,525
       The Bank of New York Mellon Corp....  26,803        749,680
       The Charles Schwab Corp.............  21,411        402,955
       The Goldman Sachs Group, Inc........  11,399      1,924,607
                                                         6,085,592

       CHEMICALS -- 1.9%

       Abu Dhabi National Energy Co........   1,900         90,440
       Air Products & Chemicals, Inc.......   4,632        375,470 /(d)/
       CF Industries Holdings, Inc.........   1,170        106,213
       Eastman Chemical Co.................   1,559         93,914
       Ecolab Inc..........................   5,252        234,134
       EI Du Pont de Nemours & Co..........  20,061        675,454
       FMC Corp............................   1,700         94,792
       International Flavors & Fragrances
        Inc................................   1,847         75,986
       Monsanto Co.........................  12,123        991,055 /(d)/
       PPG Industries, Inc.................   3,737        218,764
       Praxair, Inc........................   6,865        551,328
       Sigma-Aldrich Corp..................   2,682        135,521
       The Dow Chemical Co.................  25,394        701,636
                                                         4,344,707

       COMMERCIAL BANKS -- 2.7%

       BB&T Corp...........................  15,300        388,161
       Comerica Inc........................   3,356         99,237
       Fifth Third Bancorp.................  17,316        168,831
       First Horizon National Corp.........   4,963         66,507 /(a)/
       Huntington Bancshares Inc...........  15,934         58,159
       Keycorp.............................  19,628        108,935
       M&T Bank Corp.......................   1,800        120,402
       Marshall & Ilsley Corp..............  11,698         63,754
       PNC Financial Services Group, Inc...  10,304        543,948
       Regions Financial Corp..............  25,368        134,197
       SunTrust Banks, Inc.................  11,329        229,865
       US Bancorp..........................  42,609        959,129

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

     Wells Fargo & Co......................  113,602  $  3,066,118
     Zions Bancorporation..................    2,500        32,075
                                                         6,039,318

     COMMERCIAL SERVICES & SUPPLIES -- 0.5%

     Avery Dennison Corp...................    2,655        96,881
     Cintas Corp...........................    2,800        72,940
     Iron Mountain Inc.....................    4,200        95,592   /(a)/
     Pitney Bowes Inc......................    4,632       105,424
     Republic Services, Inc................    7,050       199,585
     RR Donnelley & Sons Co................    4,399        97,966
     Stericycle, Inc.......................    1,800        99,306   /(a)/
     Waste Management, Inc.................   10,703       361,868
                                                         1,129,562

     COMMUNICATIONS EQUIPMENT -- 2.5%

     Cisco Systems, Inc....................  127,864     3,061,064 /(a,d)/
     Harris Corp...........................    3,000       142,650
     JDS Uniphase Corp.....................    4,450        36,712   /(a)/
     Juniper Networks, Inc.................   11,500       306,705   /(a)/
     Motorola, Inc.........................   51,350       398,476
     QUALCOMM Inc..........................   37,129     1,717,588
     Tellabs, Inc..........................    9,252        52,551   /(a)/
                                                         5,715,746

     COMPUTERS & PERIPHERALS -- 5.8%

     Apple Inc.............................   19,999     4,216,989   /(a)/
     Dell Inc..............................   38,328       550,390 /(a,d)/
     EMC Corp..............................   45,014       786,395   /(a)/
     Hewlett-Packard Co....................   52,449     2,701,648
     International Business Machines
      Corp.................................   29,130     3,813,117
     Lexmark International, Inc. (Class A).    1,700        44,166   /(a)/
     NetApp, Inc...........................    7,400       254,486   /(a)/
     QLogic Corp...........................    2,200        41,514   /(a)/
     SanDisk Corp..........................    4,900       142,051   /(a)/
     Sun Microsystems, Inc.................   16,790       157,322   /(a)/
     Teradata Corp.........................    3,800       119,434   /(a)/
     Western Digital Corp..................    4,900       216,335   /(a)/
                                                        13,043,847

     CONSTRUCTION & ENGINEERING -- 0.2%

     Fluor Corp............................    4,078       183,673
     Jacobs Engineering Group, Inc.........    2,800       105,308   /(a)/
     Quanta Services, Inc..................    4,700        97,948   /(a)/
                                                           386,929

     CONSTRUCTION MATERIALS -- 0.1%

     Vulcan Materials Co...................    2,800       147,476

     CONSUMER FINANCE -- 0.8%

     American Express Co...................   26,491     1,073,415   /(d)/
     Capital One Financial Corp............   10,125       388,192
     Discover Financial Services...........   12,298       180,904
     SLM Corp..............................   10,200       114,954   /(a)/
                                                         1,757,465

                                              NUMBER
                                           OF SHARES        VALUE

       CONTAINERS & PACKAGING -- 0.2%

       Ball Corp..........................    2,116  $    109,397
       Bemis Company Inc..................    2,362        70,033
       Owens-Illinois, Inc................    3,900       128,193 /(a)/
       Pactiv Corp........................    2,948        71,165 /(a)/
       Sealed Air Corp....................    3,414        74,630
                                                          453,418

       DISTRIBUTORS -- 0.1%

       Genuine Parts Co...................    3,396       128,912

       DIVERSIFIED CONSUMER SERVICES -- 0.2%

       Apollo Group, Inc. (Class A).......    2,900       175,682 /(a)/
       DeVry, Inc.........................    1,400        79,422
       H&R Block Inc......................    7,492       169,469
                                                          424,573

       DIVERSIFIED FINANCIAL SERVICES -- 4.2%

       Bank of America Corp...............  220,029     3,313,637
       Citigroup Inc......................  433,606     1,435,236 /(d)/
       CME Group Inc......................    1,461       490,823
       IntercontinentalExchange, Inc......    1,600       179,680 /(a)/
       JPMorgan Chase & Co................   87,250     3,635,708 /(d)/
       Leucadia National Corp.............    4,400       104,676 /(a)/
       Moody's Corp.......................    4,084       109,451
       NYSE Euronext......................    5,800       146,740
       The NASDAQ OMX Group Inc...........    3,300        65,406 /(a)/
                                                        9,481,357

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%

       AT&T Inc...........................  130,680     3,662,960
       CenturyTel, Inc....................    6,700       242,607
       Frontier Communications Corp.......    7,600        59,356
       Qwest Communications International
        Inc...............................   33,048       139,132
       Verizon Communications Inc.........   63,167     2,092,723
       Windstream Corp....................    9,643       105,977
                                                        6,302,755

       ELECTRIC UTILITIES -- 2.0%

       Allegheny Energy, Inc..............    3,800        89,224
       American Electric Power Company
        Inc...............................   10,725       373,123 /(d)/
       Duke Energy Corp...................   29,009       499,245
       Edison International...............    7,042       244,921
       Entergy Corp.......................    4,185       342,500
       Exelon Corp........................   14,652       716,043
       FirstEnergy Corp...................    6,620       307,499
       FPL Group, Inc.....................    9,162       483,937
       Northeast Utilities................    4,000       103,160
       Pepco Holdings, Inc................    4,600        77,510
       Pinnacle West Capital Corp.........    2,200        80,476
       PPL Corp...........................    8,444       272,826
       Progress Energy, Inc...............    6,256       256,559
       The Southern Co....................   17,558       585,033
                                                        4,432,056

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES        VALUE

         ELECTRICAL EQUIPMENT -- 0.5%

         Emerson Electric Co.............  16,738   $    713,039
         First Solar, Inc................   1,110        150,294 /(a)/
         Rockwell Automation, Inc........   3,068        144,135
         Roper Industries Inc............   2,000        104,740 /(a)/
                                                       1,112,208

         ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

         Agilent Technologies, Inc.......   7,685        238,773 /(a)/
         Amphenol Corp. (Class A)........   3,800        175,484
         Corning Inc.....................  34,239        661,155
         FLIR Systems, Inc...............   3,200        104,704 /(a)/
         Jabil Circuit, Inc..............   3,900         67,743
         Molex Inc.......................   2,950         63,572
                                                       1,311,431

         ENERGY EQUIPMENT & SERVICES -- 1.8%

         Baker Hughes Inc................   6,950        281,336
         BJ Services Co..................   6,500        120,900
         Cameron International Corp......   5,200        217,360 /(a)/
         Diamond Offshore Drilling, Inc..   1,600        157,472
         FMC Technologies, Inc...........   2,743        158,655 /(a)/
         Halliburton Co..................  20,191        607,547
         Nabors Industries Ltd...........   6,400        140,096 /(a)/
         National Oilwell Varco, Inc.....   9,300        410,037 /(a)/
         Rowan Companies, Inc............   2,677         60,607
         Schlumberger Ltd................  26,533      1,727,033
         Smith International, Inc........   5,200        141,284
                                                       4,022,327

         FOOD & STAPLES RETAILING -- 2.6%

         Costco Wholesale Corp...........   9,717        574,955
         CVS Caremark Corp...............  31,327      1,009,043
         Safeway Inc.....................   8,700        185,223
         SUPERVALU, Inc..................   5,113         64,986
         Sysco Corp......................  13,244        370,037
         The Kroger Co...................  14,466        296,987
         Walgreen Co.....................  21,813        800,973
         Wal-Mart Stores, Inc............  47,187      2,522,145
         Whole Foods Market, Inc.........   3,300         90,585 /(a)/
                                                       5,914,934

         FOOD PRODUCTS -- 1.6%

         Archer-Daniels-Midland Co.......  14,286        447,295
         Campbell Soup Co................   4,315        145,847
         ConAgra Foods, Inc..............   9,968        229,762
         Dean Foods Co...................   3,700         66,748 /(a)/
         General Mills, Inc..............   7,281        515,568
         HJ Heinz Co.....................   7,097        303,468
         Hormel Foods Corp...............   1,700         65,365
         Kellogg Co......................   5,590        297,388
         Kraft Foods Inc. (Class A)......  32,890        893,950
         McCormick & Company Inc.........   2,900        104,777
         Sara Lee Corp...................  15,257        185,830
         The Hershey Co..................   3,684        131,850
         The JM Smucker Co...............   2,717        167,775
         Tyson Foods, Inc. (Class A).....   6,300         77,301
                                                       3,632,924

                                                NUMBER
                                             OF SHARES        VALUE

     GAS UTILITIES -- 0.2%

     EQT CORP...............................   2,914   $    127,983
     Nicor Inc..............................     843         35,490
     Questar Corp...........................   4,000        166,280
                                                            329,753

     HEALTHCARE EQUIPMENT & SUPPLIES -- 2.0%

     Baxter International Inc...............  13,429        788,014 /(d)/
     Becton Dickinson & Co..................   5,288        417,012
     Boston Scientific Corp.................  33,543        301,887 /(a)/
     CareFusion Corp........................   3,875         96,914 /(a)/
     CR Bard, Inc...........................   2,102        163,746
     DENTSPLY International Inc.............   3,500        123,095
     Hospira, Inc...........................   3,439        175,389 /(a)/
     Intuitive Surgical, Inc................     860        260,855 /(a)/
     Medtronic, Inc.........................  24,432      1,074,519
     St Jude Medical, Inc...................   7,392        271,878 /(a)/
     Stryker Corp...........................   6,252        314,913
     Varian Medical Systems, Inc............   2,700        126,495 /(a)/
     Zimmer Holdings, Inc...................   4,800        283,728 /(a)/
                                                          4,398,445

     HEALTHCARE PROVIDERS & SERVICES -- 2.1%

     Aetna Inc..............................   9,608        304,574
     AmerisourceBergen Corp.................   6,161        160,617
     Cardinal Health, Inc...................   8,051        259,564
     CIGNA Corp.............................   5,989        211,232
     Coventry Health Care, Inc..............   3,400         82,586 /(a)/
     DaVita Inc.............................   2,300        135,102 /(a)/
     Express Scripts, Inc...................   6,100        527,345 /(a)/
     Humana Inc.............................   3,627        159,189 /(a)/
     Laboratory Corporation of America
      Holdings..............................   2,400        179,616 /(a)/
     McKesson Corp..........................   6,002        375,125
     Medco Health Solutions, Inc............  10,566        675,273 /(a)/
     Patterson Companies, Inc...............   2,100         58,758 /(a)/
     Quest Diagnostics Inc..................   3,500        211,330
     Tenet Healthcare Corp..................  10,095         54,412 /(a)/
     UnitedHealth Group, Inc................  25,876        788,700
     WellPoint, Inc.........................  10,200        594,558 /(a)/
                                                          4,777,981

     HEALTHCARE TECHNOLOGY -- 0.0%*

     IMS Health Inc.........................   3,857         81,228

     HOTELS RESTAURANTS & LEISURE -- 1.5%

     Carnival Corp..........................   9,500        301,055 /(a)/
     Darden Restaurants, Inc................   3,229        113,241
     International Game Technology..........   6,300        118,251
     Marriott International, Inc. (Class A).   5,714        155,706
     McDonald's Corp........................  23,990      1,497,936
     Starbucks Corp.........................  16,398        378,138 /(a)/
     Starwood Hotels & Resorts Worldwide,
      Inc...................................   4,300        157,251
     Wyndham Worldwide Corp.................   3,849         77,634
     Wynn Resorts Ltd.......................   1,500         87,345 /(a)/
     Yum! Brands, Inc.......................  10,429        364,702
                                                          3,251,259

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES        VALUE

       HOUSEHOLD DURABLES -- 2.8%

       Black & Decker Corp................    1,307  $     84,733
       DR Horton, Inc.....................    6,500        70,655
       Fortune Brands, Inc................    3,341       144,331
       Harman International Industries,
        Inc...............................    1,200        42,336
       Leggett & Platt, Inc...............    3,300        67,320
       Lennar Corp. (Class A).............    3,200        40,864
       Newell Rubbermaid Inc..............    5,856        87,899
       Pulte Homes, Inc...................    7,435        74,350
       Whirlpool Corp.....................    1,643       132,524
       Clorox Co..........................    3,084       188,124
       Colgate-Palmolive Co...............   11,072       909,565
       Kimberly-Clark Corp................    9,136       582,055 /(d)/
       The Procter & Gamble Co............   64,673     3,921,124
                                                        6,345,880

       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%

       Constellation Energy Group, Inc....    4,503       158,371
       The AES Corp.......................   14,600       194,326 /(a)/
                                                          352,697

       INDUSTRIAL CONGLOMERATES -- 2.2%

       General Electric Co................  235,862     3,568,592 /(f)/
       Textron, Inc.......................    5,725       107,687
       3M Co..............................   15,580     1,287,999
                                                        4,964,278

       INSURANCE -- 2.4%

       AFLAC Inc..........................   10,400       481,000
       American International Group, Inc..    3,025        90,690 /(a)/
       AON Corp...........................    6,136       235,254
       Assurant, Inc......................    2,500        73,700
       Chubb Corp.........................    7,594       373,473
       Cincinnati Financial Corp..........    3,592        94,254
       Genworth Financial, Inc. (Class A).   10,800       122,580 /(a)/
       Hartford Financial Services Group,
        Inc...............................    8,304       193,151
       Lincoln National Corp..............    6,542       162,765
       Loews Corp.........................    8,066       293,199
       Marsh & McLennan Companies, Inc....   11,953       263,922
       MetLife, Inc.......................   18,073       638,881
       Principal Financial Group, Inc.....    7,300       175,492
       Prudential Financial, Inc..........   10,300       512,528
       The Allstate Corp..................   11,886       357,055 /(d)/
       The Progressive Corp...............   14,873       267,565
       The Travelers Companies, Inc.......   12,099       603,256
       Torchmark Corp.....................    1,872        82,274
       Unum Group.........................    7,189       140,329
       XL Capital Ltd.....................    7,900       144,807
                                                        5,306,175

       INTERNET & CATALOG RETAIL -- 0.6%

       Amazon.com, Inc....................    7,400       995,448 /(a)/
       Expedia, Inc.......................    4,700       120,837 /(a)/
       priceline.com Inc..................      970       211,945 /(a)/
                                                        1,328,230

                                                 NUMBER
                                              OF SHARES        VALUE

     INTERNET SOFTWARE & SERVICES -- 2.0%

     Akamai Technologies, Inc................   3,800   $     96,254 /(a)/
     eBay Inc................................  25,000        588,500 /(a)/
     Google Inc. (Class A)...................   5,349      3,316,273 /(a)/
     VeriSign, Inc...........................   4,062         98,463 /(a)/
     Yahoo! Inc..............................  26,589        446,163 /(a)/
                                                           4,545,653

     IT SERVICES -- 1.6%

     Affiliated Computer Services, Inc.
      (Class A)..............................   2,200        131,318 /(a)/
     Automatic Data Processing, Inc..........  11,080        474,446
     Cognizant Technology Solutions Corp.
      (Class A)..............................   6,500        294,450 /(a)/
     Computer Sciences Corp..................   3,382        194,566 /(a)/
     Fidelity National Information Services,
      Inc....................................   7,300        171,112
     Fiserv, Inc.............................   3,478        168,613 /(a)/
     Mastercard Inc. (Class A)...............   2,100        537,558
     Paychex, Inc............................   7,125        218,310
     SAIC, Inc...............................   6,800        128,792 /(a)/
     The Western Union Co....................  15,424        290,742
     Total System Services, Inc..............   4,402         76,023
     Visa, Inc. (Class A)....................  10,000        874,600
                                                           3,560,530

     LEISURE EQUIPMENT & PRODUCTS -- 0.1%

     Eastman Kodak Co........................   6,475         27,324
     Hasbro, Inc.............................   2,596         83,228
     Mattel, Inc.............................   7,951        158,861
                                                             269,413

     LIFE SCIENCES TOOLS & SERVICES -- 0.4%

     Life Technologies Corp..................   3,903        203,854 /(a)/
     Millipore Corp..........................   1,245         90,076 /(a)/
     PerkinElmer, Inc........................   2,310         47,563
     Thermo Fisher Scientific, Inc...........   9,128        435,314 /(a)/
     Waters Corp.............................   2,100        130,116 /(a)/
                                                             906,923

     MACHINERY -- 1.6%

     Caterpillar Inc.........................  13,832        788,286
     Cummins Inc.............................   4,456        204,352
     Danaher Corp............................   5,800        436,160
     Deere & Co..............................   9,440        510,610
     Dover Corp..............................   4,158        173,014
     Eaton Corp..............................   3,700        235,394
     Flowserve Corp..........................   1,200        113,436
     Illinois Tool Works Inc.................   8,527        409,211
     PACCAR Inc..............................   8,103        293,896
     Pall Corp...............................   2,478         89,704
     Parker Hannifin Corp....................   3,572        192,459
     Snap-On Inc.............................   1,309         55,318
     The Stanley Works.......................   1,726         88,906
                                                           3,590,746

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE

      MEDIA -- 2.8%

      CBS Corp. (Class B)..................  15,009   $    210,876
      Comcast Corp. (Class A)..............  63,458      1,069,902
      DIRECTV (Class A)....................  21,100        703,685 /(a)/
      Gannett Company Inc..................   5,608         83,279
      Interpublic Group of Companies, Inc..  11,330         83,615 /(a)/
      Meredith Corp........................     598         18,448
      News Corp. (Class A).................  50,100        685,869
      Omnicom Group Inc....................   6,780        265,437
      Scripps Networks Interactive, Inc.
       (Class A)...........................   1,900         78,850
      The McGraw-Hill Companies, Inc.......   7,021        235,274
      The New York Times Co. (Class A).....   2,788         34,460
      The Walt Disney Co...................  41,520      1,339,020
      The Washington Post Co. (Class B)....     140         61,544
      Time Warner Cable Inc................   7,696        318,537
      Time Warner Inc......................  25,938        755,833
      Viacom, Inc. (Class B)...............  13,513        401,741 /(a)/
                                                         6,346,370

      METALS & MINING -- 1.1%

      AK Steel Holding Corp................   2,300         49,105
      Alcoa Inc............................  21,640        348,837 /(d)/
      Allegheny Technologies Inc...........   2,151         96,300
      Cliffs Natural Resources Inc.........   2,900        133,661
      Freeport-McMoRan Copper & Gold Inc...   9,555        767,171 /(a)/
      Newmont Mining Corp..................  10,828        512,273
      Nucor Corp...........................   6,836        318,899
      Titanium Metals Corp.................   1,600         20,032
      United States Steel Corp.............   2,965        163,431
                                                         2,409,709

      MULTILINE RETAIL -- 0.8%

      Big Lots, Inc........................   1,800         52,164 /(a)/
      Family Dollar Stores, Inc............   3,000         83,490
      JC Penney Company Inc................   5,287        140,687
      Kohl's Corp..........................   6,800        366,724 /(a)/
      Macy's, Inc..........................   9,030        151,343
      Nordstrom, Inc.......................   3,792        142,503
      Sears Holdings Corp..................   1,119         93,381 /(a)/
      Target Corp..........................  16,749        810,149
                                                         1,840,441

      MULTI-UTILITIES -- 1.4%

      Ameren Corp..........................   5,042        140,924
      Centerpoint Energy, Inc..............   8,618        125,047
      CMS Energy Corp......................   4,700         73,602
      Consolidated Edison, Inc.............   6,207        281,984
      Dominion Resources, Inc..............  13,200        513,744
      DTE Energy Co........................   3,766        164,160
      Integrys Energy Group, Inc...........   1,831         76,884
      NiSource Inc.........................   5,815         89,435
      PG&E Corp............................   8,254        368,541
      Public Service Enterprise Group Inc..  11,292        375,459
      SCANA Corp...........................   2,400         90,432
      Sempra Energy........................   5,375        300,892
      TECO Energy, Inc.....................   4,400         71,368

                                               NUMBER
                                            OF SHARES        VALUE

      Wisconsin Energy Corp................    2,700  $    134,541
      Xcel Energy, Inc.....................   10,180       216,020
                                                         3,023,033

      OFFICE ELECTRONICS -- 0.1%

      Xerox Corp...........................   18,890       159,809

      OIL, GAS & CONSUMABLE FUELS -- 9.5%

      Anadarko Petroleum Corp..............   10,856       677,632
      Apache Corp..........................    7,448       768,410
      Cabot Oil & Gas Corp.................    2,300       100,257
      Chesapeake Energy Corp...............   14,100       364,908
      Chevron Corp.........................   44,458     3,422,821
      ConocoPhillips.......................   32,819     1,676,066
      Consol Energy Inc....................    4,100       204,180
      Denbury Resources, Inc...............    5,600        82,880 /(a)/
      Devon Energy Corp....................    9,892       727,062
      El Paso Corp.........................   15,182       149,239
      EOG Resources, Inc...................    5,600       544,880
      Exxon Mobil Corp.....................  105,360     7,184,498 /(d)/
      Hess Corp............................    6,470       391,435 /(d)/
      Marathon Oil Corp....................   15,742       491,465
      Massey Energy Co.....................    1,800        75,618
      Murphy Oil Corp......................    4,300       233,060
      Noble Energy, Inc....................    3,900       277,758
      Occidental Petroleum Corp............   17,979     1,462,592
      Peabody Energy Corp..................    5,779       261,269
      Pioneer Natural Resources Co.........    2,600       125,242
      Range Resources Corp.................    3,500       174,475
      Southwestern Energy Co...............    7,500       361,500 /(a)/
      Spectra Energy Corp..................   14,077       288,719
      Sunoco, Inc..........................    2,376        62,014
      Tesoro Corp..........................    3,300        44,715
      The Williams Companies Inc...........   12,986       273,745
      Valero Energy Corp...................   12,500       209,375
      XTO Energy Inc.......................   12,841       597,492
                                                        21,233,307

      PAPER & FOREST PRODUCTS -- 0.3%

      International Paper Co...............    9,575       256,419
      MeadWestvaco Corp....................    3,800       108,794
      Weyerhaeuser Co......................    4,766       205,605
                                                           570,818

      PERSONAL PRODUCTS -- 0.3%

      Avon Products, Inc...................    9,528       300,132
      Mead Johnson Nutrition Co. (Class A).    4,551       198,879 /(a)/
      The Estee Lauder Companies Inc.
       (Class A)...........................    2,600       125,736
                                                           624,747

      PHARMACEUTICALS -- 6.3%

      Abbott Laboratories..................   34,404     1,857,472 /(d)/
      Allergan, Inc........................    6,755       425,633
      Bristol-Myers Squibb Co..............   37,718       952,380 /(d)/
      Eli Lilly & Co.......................   22,543       805,011
      Forest Laboratories, Inc.............    6,500       208,715 /(a)/

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES         VALUE

     Johnson & Johnson...................   61,086  $   3,934,549
     King Pharmaceuticals, Inc...........    5,733         70,344   /(a)/
     Merck & Company Inc.................   67,645      2,471,748
     Mylan Inc...........................    6,765        124,679   /(a)/
     Pfizer Inc..........................  178,714      3,250,799
     Watson Pharmaceuticals, Inc.........    2,300         91,103   /(a)/
                                                       14,192,433

     PROFESSIONAL SERVICES -- 0.1%

     Dun & Bradstreet Corp...............    1,200        101,244
     Equifax Inc.........................    2,600         80,314
     Monster Worldwide, Inc..............    2,700         46,980   /(a)/
     Robert Half International Inc.......    3,200         85,536
                                                          314,074

     REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 1.2%

     Apartment Investment &
      Management Co. (Class A) (REIT)....    2,431         38,702
     AvalonBay Communities, Inc.
      (REIT).............................    1,701        139,669
     Boston Properties, Inc. (REIT)......    3,100        207,917
     Developers Diversified Realty Corp.
      (REIT).............................      290          2,685
     Equity Residential (REIT)...........    6,100        206,058
     HCP, Inc. (REIT)....................    6,500        198,510
     Health Care REIT, Inc. (REIT).......    2,600        115,232
     Host Hotels & Resorts, Inc. (REIT)..   13,617        158,910
     Kimco Realty Corp. (REIT)...........    7,600        102,828
     Plum Creek Timber Company, Inc.
      (REIT).............................    3,500        132,160
     ProLogis (REIT).....................    9,900        135,531
     Public Storage (REIT)...............    3,000        244,350
     Simon Property Group, Inc. (REIT)...    6,237        497,713
     Ventas, Inc. (REIT).................    3,600        157,464
     Vornado Realty Trust (REIT).........    3,547        248,077
                                                        2,585,806

     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%*

     CB Richard Ellis Group, Inc. (Class
      A).................................    5,500         74,635   /(a)/

     ROAD & RAIL -- 1.0%

     Burlington Northern Santa Fe
      Corp...............................    5,774        569,432
     CSX Corp............................    8,539        414,056
     Norfolk Southern Corp...............    8,118        425,546
     Ryder System, Inc...................    1,331         54,797
     Union Pacific Corp..................   11,237        718,044
                                                        2,181,875

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

     Advanced Micro Devices, Inc.........   11,874        114,940 /(a,d)/
     Altera Corp.........................    6,600        149,358
     Analog Devices, Inc.................    6,500        205,270
     Applied Materials, Inc..............   29,700        414,018   /(d)/
     Broadcom Corp. (Class A)............    9,450        297,202   /(a)/
     Intel Corp..........................  122,765      2,504,406   /(d)/
     Kla-Tencor Corp.....................    3,600        130,176
     Linear Technology Corp..............    4,800        146,592
     LSI Corp............................   14,692         88,299   /(a)/

                                             NUMBER
                                          OF SHARES        VALUE
       MEMC Electronic Materials, Inc....    5,400  $     73,548   /(a)/
       Microchip Technology Inc..........    3,900       113,334
       Micron Technology, Inc............   19,154       202,266   /(a)/
       National Semiconductor Corp.......    4,566        70,134
       Novellus Systems, Inc.............    2,200        51,348   /(a)/
       Nvidia Corp.......................   12,300       229,764   /(a)/
       Teradyne, Inc.....................    3,600        38,628   /(a)/
       Texas Instruments Inc.............   27,851       725,797
       Xilinx, Inc.......................    6,187       155,046
                                                       5,710,126

       SOFTWARE -- 4.3%

       Adobe Systems Inc.................   11,684       429,738 /(a,d)/
       Autodesk, Inc.....................    5,148       130,811   /(a)/
       BMC Software, Inc.................    4,100       164,410   /(a)/
       CA, Inc...........................    8,700       195,402
       Citrix Systems, Inc...............    3,900       162,279   /(a)/
       Compuware Corp....................    5,600        40,488   /(a)/
       Electronic Arts, Inc..............    7,300       129,575   /(a)/
       Intuit, Inc.......................    7,000       214,970   /(a)/
       McAfee, Inc.......................    3,600       146,052   /(a)/
       Microsoft Corp....................  171,139     5,218,028   /(d)/
       Novell, Inc.......................    7,666        31,814   /(a)/
       Oracle Corp.......................   86,952     2,133,802   /(d)/
       Red Hat, Inc......................    4,000       123,600   /(a)/
       Salesforce.com, Inc...............    2,500       184,425   /(a)/
       Symantec Corp.....................   17,985       321,752   /(a)/
                                                       9,627,146

       SPECIALTY RETAIL -- 1.9%

       Abercrombie & Fitch Co. (Class A).    2,100        73,185
       AutoNation, Inc...................    1,886        36,117   /(a)/
       AutoZone, Inc.....................      644       101,797   /(a)/
       Bed Bath & Beyond, Inc............    5,700       220,191   /(a)/
       Best Buy Company Inc..............    7,700       303,842
       GameStop Corp. (Class A)..........    3,700        81,178   /(a)/
       Home Depot, Inc...................   37,633     1,088,723
       Lowe's Companies, Inc.............   32,702       764,900
       Ltd Brands, Inc...................    5,688       109,437
       Office Depot, Inc.................    5,400        34,830   /(a)/
       O'Reilly Automotive, Inc..........    3,000       114,360   /(a)/
       RadioShack Corp...................    2,856        55,692
       Ross Stores, Inc..................    2,800       119,588
       Staples, Inc......................   16,150       397,129
       The Gap Inc.......................   10,579       221,630
       The Sherwin-Williams Co...........    2,163       133,349
       Tiffany & Co......................    2,700       116,100
       TJX Companies, Inc................    9,380       342,839
                                                       4,314,887

       TEXTILES APPAREL & LUXURY GOODS -- 0.5%

       Coach, Inc........................    7,200       263,016
       NIKE, Inc. (Class B)..............    8,710       575,470
       Polo Ralph Lauren Corp. (Class A).    1,200        97,176
       VF Corp...........................    2,002       146,626
                                                       1,082,288

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES        VALUE

      THRIFTS & MORTGAGE FINANCE -- 0.1%

      Hudson City Bancorp, Inc...........  10,600   $    145,538
      People's United Financial, Inc.....   7,800        130,260
                                                         275,798

      TOBACCO -- 1.5%

      Altria Group, Inc..................  46,153        905,983
      Lorillard, Inc.....................   3,611        289,711
      Philip Morris International Inc....  42,079      2,027,787
      Reynolds American Inc..............   3,800        201,286
                                                       3,424,767

      TRADING COMPANIES & DISTRIBUTORS -- 0.1%

      Fastenal Co........................   3,000        124,920
      WW Grainger, Inc...................   1,382        133,819
                                                         258,739

      WIRELESS TELECOMMUNICATION SERVICES -- 0.3%

      American Tower Corp. (Class A).....   9,000        388,890   /(a)/
      MetroPCS Communications, Inc.......   6,100         46,543   /(a)/
      Sprint Nextel Corp. (Series 1).....  64,100        234,606   /(a)/
                                                         670,039

      TOTAL COMMON STOCK
       (COST $220,587,282)...............            220,040,457
      -------------------------------------------------------------------
      OTHER INVESTMENTS -- 0.0%*
      -------------------------------------------------------------------
      GEI Investment Fund
       (COST $105,952)...................                 80,524   /(e)/

      TOTAL INVESTMENTS IN SECURITIES
       (COST $220,693,234)...............            220,120,981
      -------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 1.6%
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS -- 1.4%
      GE Money Market Fund Institutional
       Class 0.01%.......................              3,281,539 /(b,g)/

                                         PRINCIPAL
                                            AMOUNT        VALUE
          Money Market Obligation Trust
           0.10%     12/31/30........... $    478  $        478 /(h)/

          U.S. GOVERNMENT -- 0.2%
          U.S. Treasury Bill
           0.01%     11/03/10...........  400,000       399,987 /(b)/

          TOTAL SHORT-TERM INVESTMENTS
           (COST $3,681,998)............              3,682,004

          TOTAL INVESTMENTS
           (COST $224,375,232)..........            223,802,985

          OTHER ASSETS AND LIABILITIES,
           NET -- 0.2%..................                362,140
                                                   ------------

          NET ASSETS -- 100.0%..........           $224,165,125
                                                   ============
          ------------------------------------------------------------
          OTHER INFORMATION
          ------------------------------------------------------------

The GEI S&P 500 Fund Index had the following long futures contracts open at December 31, 2009

                                      NUMBER    CURRENT
                          EXPIRATION    OF      NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS   VALUE    APPRECIATION
          ------------------------------------------------------------
          S&P 500 Emini
           Index Futures  March 2010    82     $4,553,870   $55,161

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

Notes to Schedule of Investments                   December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(f)General Electric Co. is the parent company of GEAM, the Fund's investment Advisor.

(g)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

(h)Managed by SSgA Funds Management, Inc., the S&P 500 Index Fund's sub-adviser.

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

REIT  Real Estate Investment Trust
TBA   To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                            -------------------------------------------------------
                                              12/31/09       12/31/08    12/31/07 12/31/06 12/31/05
                                            --------      ---------      -------- -------- --------
INCEPTION DATE                                    --             --            --       --  4/15/85
Net asset value, beginning of period....... $  15.99      $   26.52      $  26.06 $  22.94 $  22.30
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................     0.38           0.52          0.47     0.42     0.36
  Net realized and unrealized
   gains/(losses) on investments...........     3.84        (10.46)          0.86     3.12     0.65
---------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................     4.22         (9.94)          1.33     3.54     1.01
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................     0.39           0.50          0.47     0.42     0.37
  Net realized gains.......................     0.00           0.09          0.40       --       --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................     0.39           0.59          0.87     0.42     0.37
---------------------------------------------------------------------------------------------------
Net asset value, end of period............. $  19.82      $   15.99      $  26.52 $  26.06 $  22.94
---------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.........................   26.30%       (37.40)%         5.10%   15.43%    4.51%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $224,165      $ 209,176      $447,426 $497,105 $531,015
  Ratios to average net assets:
    Net investment income..................    2.05%          1.91%         1.62%    1.58%    1.47%
    Expenses...............................    0.43%/(b)/     0.41%/(b)/    0.39%    0.40%    0.40%
    Portfolio turnover rate................       5%             4%            6%       4%       4%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.

See Notes to Financial Statements.

Statements of Assets                                                  S&P 500
and Liabilities DECEMBER 31, 2009                                      INDEX
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $220,587,282)........ $220,040,457
  Investments in affiliated securities, at market (cost $105,952).       80,524
  Short-term Investments at market (cost $400,459)................      400,465
  Short-term affiliated investments (at amortized cost)...........    3,281,539
  Receivable for investments sold.................................      506,359
  Income receivables..............................................      299,684
  Receivable for fund shares sold.................................       24,779
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  224,633,807
--------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................      180,418
  Payable to GEAM.................................................       57,647
  Accrued other expense...........................................      183,519
  Variation margin payable........................................       47,098
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................      468,682
--------------------------------------------------------------------------------
NET ASSETS........................................................ $224,165,125
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................  277,403,729
  Undistributed (distribution in excess of) net investment income.        1,556
  Accumulated net realized gain (loss)............................  (52,723,074)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................     (572,247)
    Futures.......................................................       55,161
--------------------------------------------------------------------------------
NET ASSETS........................................................ $224,165,125
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  224,165,125
Shares outstanding ($0.01 par value; unlimited shares authorized).   11,310,996
Net asset value per share.........................................        19.82

See Notes to Financial Statements.

Statements of Operations                                                     S & P 500
YEAR ENDED DECEMBER 31, 2009                                                   INDEX
                                                                               FUND
----------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend.............................................................. $  4,775,819
    Interest..............................................................      241,968
    Interest from affiliated investments..................................       10,688
    Foreign taxes withheld................................................          224
----------------------------------------------------------------------------------------
  TOTAL INCOME............................................................    5,028,699
----------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees......................................      715,146
    Transfer agent........................................................           44
    Directors' fees.......................................................        4,873
    Custody and accounting expenses.......................................       47,419
    Professional fees.....................................................       40,616
    Registration expenses.................................................       12,478
    Other expenses........................................................       58,528
----------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.........................      879,104
----------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser..............................       (7,332)
----------------------------------------------------------------------------------------
    Net expenses..........................................................      871,772
----------------------------------------------------------------------------------------
  NET INVESTMENT INCOME...................................................    4,156,927
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.........................................................  (19,443,721)
      Futures.............................................................    1,199,614

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION / (DEPRECIATION) ON:
      Investments.........................................................   62,008,026
      Futures.............................................................      (64,943)
      Foreign currency transactions.......................................          209
----------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments.......................   43,699,185
----------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................... $ 47,856,112
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                        S&P 500
Changes in Net Assets                                                                                 INDEX
                                                                                                       FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED     YEAR ENDED
                                                                                           DECEMBER 31,   DECEMBER 31,
                                                                                               2009           2008
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................................ $  4,156,927  $   6,554,179
    Net realized (loss) on investments, futures and foreign currency transactions.........  (18,244,107)   (26,812,058)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and foreign currency transactions...........................................   61,943,292   (134,714,212)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................   47,856,112   (154,972,091)
-----------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.................................................................   (4,356,429)    (6,315,180)
    Net realized gains....................................................................           --     (1,148,328)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................   (4,356,429)    (7,463,508)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................   43,499,683   (162,435,599)
-----------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares..........................................................    3,626,812      7,168,562
    Value of distributions reinvested.....................................................    4,356,429      7,463,508
    Cost of shares redeemed...............................................................  (36,493,594)   (90,446,405)
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions................................................  (28,510,353)   (75,814,335)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................   14,989,330   (238,249,934)
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS
    Beginning of period...................................................................  209,175,795    447,425,729
-----------------------------------------------------------------------------------------------------------------------
    End of period......................................................................... $224,165,125  $ 209,175,795
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
 NET INVESTMENT INCOME, END OF PERIOD                                                      $      1,556  $     210,811
-----------------------------------------------------------------------------------------------------------------------

CHANGE IN FUND SHARES

Shares sold...............................................................................      230,073        343,939
Issued for distributions reinvested.......................................................      217,713        473,269
Shares redeemed...........................................................................   (2,212,725)    (4,612,561)
-----------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares.............................................................   (1,764,939)    (3,795,353)
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, the Fund believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                    Level 1    Level 2  Level 3    Total
    ------------------------------------------------------------------------
    Investments in Securities+    $223,321,996 $480,989   $--   $223,802,985
    Other Financial Instruments+        55,161       --    --         55,161

+See Statement of Investments for Industry Classification

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                                            Net Tax
                                                                         Appreciation/                  Undistributed
                                                      Net Tax          (Depreciation) on Undistributed    Long-Term
   Cost of        Gross Tax    Gross Tax           Appreciation/         Derivatives,       Income/         Gains
Investments for   Unrealized   Unrealized        (Depreciation) on       Currency and     (Accumulated  (Accumulated
 Tax Purposes    Appreciation Depreciation          Investments        other Net Assets  Ordinary Loss) Capital Loss)
----------------------------------------------------------------------------------------------------------------------------
 $233,847,144    $48,417,474       $(58,461,633)         $(10,044,159)        $--            $1,556           $(41,819,428)



   Cost of       Post October
Investments for   Losses (see
 Tax Purposes    Detail Below)
-----------------------------------
 $233,847,144          $(1,376,573)

As of December 31, 2009, the Fund has capital loss carryovers, as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                    $21,852,323                12/31/2016
                     19,967,105                12/31/2017

During the year ended December 31, 2009, there were no capital loss carryover expirations. Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                     $1,376,573                   $--

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary    Long-Term
                           Income   Capital Gains   Total
                   -----------------------------------------
                   2009  $4,356,429  $       --   $4,356,429
                   2008   6,315,180   1,148,328    7,463,508

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

               Undistributed
         (Distribution in Excess of)     Accumulated
           Net Investment Income      Net Realized Gain Paid In Capital
         --------------------------------------------------------------
                  $(9,753)                 $15,103             $(5,350)

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                          ASSET DERIVATIVES DECEMBER 31, 2009        LIABILITY DERIVATIVES DECEMBER 31, 2009
                     ----------------------------------------------- ---------------------------------------
Derivatives not
accounted for as           Location in            Notional            Location in       Notional
hedging instruments       the Statements        Value/No. of         the Statements   Value/No. of
under FASB                  of Assets            Contracts    Fair   of Assets and     Contracts     Fair
ASC 815                   and Liabilities       Long/(Short)  Value   Liabilities     Long/(Short)   Value
------------------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net Assets -  4,553,870/82 55,161*       --              --         --
                     Unrealized Appreciation/
                     (Depreciation) on
                     Futures
------------------------------------------------------------------------------------------------------------

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and equity section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                          Total Number of                           Change in Unrealized
Derivatives not accounted         Location in the         Futures/Options    Realized Gain or    Appreciation/(Depreciation)
for as hedging instruments         Statements of             Contracts     (Loss) on Derivatives       on Derivatives
under FASB ASC 815                   Operations           Purchased/(Sold) Recognized in Income     Recognized in Income
----------------------------------------------------------------------------------------------------------------------------
    Equity Contracts        Net realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on futures        373/(385)           1,199,614                 (64,943)
----------------------------------------------------------------------------------------------------------------------------

3. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $3,246 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information).

4. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $10,125,850                $37,673,696

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the S&P 500 Index Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ KPMG LLP




Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") and the Investment Sub-Advisory Agreement with the Fund's sub-adviser, SSgA Funds Management, Inc. ("SSgA"), at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and SSgA. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSgA were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSgA a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided by, SSgA. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and SSgA, in their oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSgA. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund's investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSgA, taking into account their extensive past experiences with GEAM and SSgA. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund;
(iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by SSgA, the Board members focused on SSgA's favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, high caliber investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSgA continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSgA about each of their investment processes and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management, the passive investment style and approach employed and the likely market cycles for the investment style. The Board noted that the Fund's performance lagged its peer group average because its expense ratio was somewhat greater than that of its peer group average. The Board members discussed GEAM's investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSgA by GEAM, and the cost of the services provided by GEAM and SSgA to the Fund. The Board members reviewed the information they had requested from GEAM and SSgA concerning their profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets effective January 1, 2010 (this agreement is set to expire on April 30, 2011). The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members reviewed the assumptions and cost allocation methods used by SSgA in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and SSgA for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to SSgA. The Board members were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM and SSgA should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and SSgA from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and SSgA, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range, although at the highest end of the range, but also noted the anticipated effect of the management fee waiver discussed above. The Board members also reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by SSgA. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSgA may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent members, concluded that renewal of the advisory and sub-advisory agreement were in the best interests of the shareholders of the Fund.

Additional Information                             (unaudited)
---------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------



--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------
ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND   Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR   N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------
ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------
ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE   63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------
ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------
ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND   Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer - Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer - Fixed Income
Investments

Amiel Goldberg, Senior Vice President, Chief Risk Officer

Ralph R. Layman, President and Chief Investment Officer - Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist (since July 2009)

Don W. Torey, President - Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer - Investment Strategies

Investment Adviser
GE Asset Management Incorporated
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

Distributor
GE Investment Distributors, Inc.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Total Return Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

Total Return Fund                                  Contents
------------------------------------------------------------


          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  8

          NOTES TO SCHEDULE OF INVESTMENTS........................ 25

          FINANCIAL STATEMENTS

             Financial Highlights................................. 26

             Statement of Assets and Liabilities.................. 28

             Statement of Operations.............................. 29

             Statements of Changes in Net Assets.................. 30

             Notes to Financial Statements........................ 32

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 42

          ADVISORY AND ADMINISTRATIVE AGREEMENT APPROVALS......... 43

          ADDITIONAL INFORMATION.................................. 46

          INVESTMENT TEAM......................................... 49

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Total Return Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) and Barclays Captial U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Barclays Captial U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.
--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Total Return Fund

--------------------------------------------------------------------------------

[PHOTO] Paul M. Colonna


PAUL M. COLONNA

[PHOTO] Ralph R. Layman


RALPH R. LAYMAN

[PHOTO] Thomas R. Lincoln


THOMAS R. LINCOLN

[PHOTO] Judith A. Studer


JUDITH A. STUDER

[PHOTO] Diane M. Wehner


DIANE M. WEHNER

THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN, JUDITH A. STUDER AND DIANE
M. WEHNER. MS. STUDER IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND, INCLUDING THE FULL DISCRETION TO ALLOCATE THE FUND'S ASSETS TO SUB-ADVISER(S) RETAINED BY GE ASSET MANAGEMENT. EACH OF THE OTHER PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THE FOLLOWING SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY PORTION, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. GE ASSET MANAGEMENT HAS ALSO RETAINED URDANG SECURITIES MANAGEMENT, INC. ("URDANG") TO ACT AS SUB-ADVISER TO THAT PORTION OF THE FUND'S ASSETS ALLOCATED BY MS. STUDER REAL ESTATE-RELATED INVESTMENTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS AND SUB-ADVISER(S) HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. IN ADDITION TO OVERSIGHT AUTHORITY FOR ASSET ALLOCATION, MS. STUDER MAY AT TIMES ADJUST THE FUND'S INVESTMENT EXPOSURE THROUGH THE USE OF VARIOUS INVESTMENT TECHNIQUES SUCH AS INVESTMENTS IN DERIVATIVE INSTRUMENTS.

PAUL M. COLONNA IS PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME AND A DIRECTOR AT GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP. MR. COLONNA BECAME PRESIDENT -- FIXED INCOME IN MARCH 2007.

RALPH R. LAYMAN IS PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITIES AND A DIRECTOR AT GE ASSET MANAGEMENT. HE MANAGES THE OVERALL PUBLIC EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS BEEN RESPONSIBLE FOR THE INTERNATIONAL EQUITY PORTION OF THE TOTAL RETURN FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992, PRESIDENT -- INTERNATIONAL EQUITIES IN MARCH 2007 AND PRESIDENT -- PUBLIC EQUITIES SINCE JULY 2009.

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE TOTAL RETURN FUND SINCE MAY 2007. MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES IN 1997 AND PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

JUDITH A. STUDER IS A DIRECTOR AND CHIEF MARKET STRATEGIST AT GE ASSET MANAGEMENT. SHE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE TOTAL RETURN FUND SINCE JULY 2004, AND HAS CO-LED THE FUND SINCE JANUARY 2009. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT -- U.S. EQUITIES IN 1991, SENIOR VICE PRESIDENT -- INTERNATIONAL EQUITIES IN 1995, PRESIDENT -- INVESTMENT STRATEGIES IN JULY 2006, PRESIDENT -- U.S. EQUITIES IN JUNE 2007 AND CHIEF MARKET STRATEGIST SINCE JULY 2009.

DIANE M. WEHNER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS BEEN A PORTFOLIO MANAGER OF THE TOTAL RETURN FUND SINCE JANUARY 2006. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION.
MS. WEHNER HAS SERVED AS AN ANALYST/ PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the Total Return Fund returned 20.81% for the Class 1 shares,

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   20.76% for Class 2 shares, and 20.57% for Class 3 shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 26.46% and 5.93%, respectively. The Fund's Morningstar peer group of 303 US Insurance Moderate Allocation funds returned an average of 23.99% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE AND WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The performance of the Total Return Fund for the twelve-month period ended December 31, 2009 was primarily driven by the Fund's equity performance, its underweight position in fixed income, and an overweight in cash. The Fund benefited from the Tactical Asset Allocation Committee's decision to opportunistically increase equity exposure by reducing cash throughout the last six months of the period.

   The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, falling home prices, and the prospect of huge losses by global financial institutions. After the U.S. government passed a $790 billion stimulus bill and the Federal Reserve announced plans to pump $1.25 trillion into the economy, the S&P 500 rallied 67% through year-end off its March 9 intraday low. In addition to the unprecedented fiscal and monetary stimulus, stocks were supported by earnings reports in the second and third quarter that generally beat expectations, a pick-up in corporate acquisition activity, and strong free cash flow as companies cut capital spending and reduced their cost structures. Despite this strong snap-back, the S&P 500 still remained 29% below the high it reached in October 2007.

   Sector allocation has been important in this environment, as only the technology (+62%), materials (+49%), and consumer discretionary (+42%) sectors outperformed the S&P 500 in 2009 while the more defensive sectors lagged. In this context, the growth style of investing outperformed the value style, with the strongest returns coming from medium capitalization companies. Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. This was reinforced by the fact that most large U.S. banks passed their stress tests and credit markets strengthened. By year-end, several large commercial and investment banks had reimbursed the U.S. Treasury for the government TARP investments. Going forward, we do not expect the markets to simply reward survivorship with performance since earnings estimate achievability should matter more prospectively.

   Strong stock selection among energy companies was a key driver of U.S. equity performance, despite the fact that the sector overall showed lackluster performance. Good stock selection in financials was also beneficial. One theme for these holdings was financial strength and the ability to take market share and emerge from the recession as a stronger competitor. A beneficial underweight in the defensive consumer staples sector was another driver to performance, as this group underperformed the market averages. Consumer discretionary and technology were the only two sectors to detract from relative performance this year.

   We continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of relative underperformance in high-quality brand-name companies, to add several new positions during the year. We reduced our holdings in technology and several semiconductor companies although technology remained the largest sector position within U.S. equity. We took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. At year-end, the largest U.S. equity overweights were in technology, healthcare, and financials, and the largest underweights were in consumer staples, industrials, and utilities.

   Valuations for many companies remain attractive, even after the strong rebound from March through year-end. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market

Total Return Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

   Mid-cap equities outperformed during this period, largely due to solid stock selection within the information technology, financials, consumer staples, and consumer discretionary sectors. The overweight in information technology, the best performing sector during the year, was additive to performance. The underweight in the underperforming financials sector was also beneficial. While mid-cap equities benefited from sizable exposure to the healthcare sector, which outperformed the market, performance of some individual stocks suffered from company specific issues, which more than offset the benefit of being exposed to this relatively defensive growth industry. During the period we increased the mid-cap equity weighting in the financials, consumer discretionary, and materials sectors, and we reduced our exposure to consumer staples, and healthcare sectors. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of our holdings.

   For the first ten weeks of the year, international equity markets fell at a faster rate than experienced in 2008 as fears of systemic financial sector failure drove sentiment. However, evidence that world governments were prepared to use all available tools to prevent such a collapse and to support the global economy prompted a refocus on valuations and survivability. Massive cash on the sidelines supported a turnaround in market sentiment while second and third quarter earnings beat modest expectations. The fear of being short replaced the fear of being long and bond yields offered little by way of competition to under-owned stocks.

   Anecdotal evidence of restocking of depleted inventories and proof that companies could still be profitable started the recovery. China and India avoiding recession provided a destination for investment funds and markets for companies with infrastructure goods and services to sell. As the year progressed, purchasing manager surveys, confidence indicators, and GDP forecasts all improved although in uneven fashion. The U.S. dollar weakened, providing support for commodities and boosting emerging markets.

   The bulk of the negative attribution came from holdings in financials, most notably in Japan. Picked for their defensive qualities, Japan's banks and other financials proved only too vulnerable to the weakness of the local economy and market. Also, an underweight in cyclical discretionary stocks and an overweight in defensive staples underperformed in the recovery. Positive attribution came from holdings in energy boosted by higher prices, telecom stocks for their defensive qualities, and utilities which was a significant underweight in the portfolio.

   The overweight in consumer staples was reduced, based on weakening fundamentals and achievement of valuation targets. Similarly the underweight in consumer discretionary was reduced as company fundamentals in autos and retail screened better under our investment approach. Materials were increased to overweight based on commodity price gains driven by China growth, and the overall cash weight declined as conviction improved regarding the global outlook. The weight in emerging markets increased as the China growth story created a ripple effect in both Asia and some of the resource supplier nations in the developing world.

   Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise, ending the year at 10%. The U.S. lost over 4 million jobs in 2009 according to the Bureau of Labor Statistics. Government support programs targeting the auto and housing industries created demand which boosted second half growth. Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0%-0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In its final meeting in December, the FOMC stated that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period. Quantitative easing measures

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   including the purchase of $1.25 trillion of agency mortgage-backed securities (MBS) and $175 billion of agency debt are scheduled to wind down early in 2010 along with many of the special liquidity facilities given the improvement in financial markets.

   The improving fundamental backdrop created a performance environment in which the non-government related issues, corporate, commercial MBS, and asset-backed securities, outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009 producing negative total returns for U.S. treasuries. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market returned over 58% compared to high-grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7%, respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

   The primary drivers of fixed income performance in 2009 were sector allocation and duration positioning. The allocation to high yield and emerging market debt had a large positive impact on total return as those two sectors far outpaced the return of the benchmark. Overweight positions in high-grade credit and commercial MBS during the second half of the year also contributed positively as yield spreads narrowed. Duration positioning added to relative return, particularly in December, when interest rates rose and the duration of the fixed income portfolio was short relative to the benchmark.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. During the first part of the year, we lowered the Fund's exposure to U.S. and international equity and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. We reduced exposure to U.S. large-cap growth equity and increased our allocation to U.S. core value equity to increase diversification. During the second half of this period, we lowered the Fund's exposure to cash, fixed income, and large-cap growth equity and increased its exposure to small-cap, mid-cap and large-cap core U.S. equity as well as international and emerging markets equity to take advantage of market opportunities. At the end of the period, the Fund was overweight equities and underweight fixed income.

Total Return Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, distribution and service fees (for shareholders of Classes 2, 3 and 4), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE    EXPENSES PAID
                BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING PERIOD ($)*
------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------
    Class 1              1,000.00                 1,140.10               3.61
    Class 2              1,000.00                 1,139.49               3.88
    Class 3              1,000.00                 1,138.61               4.69
------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------
    Class 1              1,000.00                 1,021.60               3.41
    Class 2              1,000.00                 1,021.35               3.67
    Class 3              1,000.00                 1,020.61               4.43
------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.67% FOR CLASS 1
 SHARES, 0.72% FOR CLASS 2 SHARES AND 0.87% FOR CLASS 3 SHARES, (FOR THE PERIOD JULY 1, 2009--DECEMBER 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD)
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2009 WERE AS
  FOLLOWS: 14.01% FOR CLASS 1 SHARES, 13.95% FOR CLASS 2 SHARES, AND 13.86% FOR CLASS 3 SHARES.

Total Return Fund

--------------------------------------------------------------------------------

  INVESTMENT PROFILE
  A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of U.S. and foreign equity and debt securities and cash.

                       TOP TEN LARGEST
                       HOLDINGS (EXCLUDING
                       SHORT-TERM HOLDINGS)
                       AS OF DECEMBER 31, 2009
                       as a % of Market Value
                       ---------------------------------
                       Federal National Mortgage
                       Assoc.
                       5.50%, 04/01/14 - 12/01/38  2.02%
                       ---------------------------------
                       Federal National Mortgage
                       Assoc.
                       6.00%, 09/01/19 - 11/01/39  1.23%
                       ---------------------------------
                       Federal National Mortgage
                       Assoc.
                       6.00%, TBA                  1.00%
                       ---------------------------------
                       Microsoft Corp.             0.91%
                       ---------------------------------
                       U.S. Treasury Notes,
                       0.02%, 11/30/11             0.90%
                       ---------------------------------
                       Amgen Inc.                  0.83%
                       ---------------------------------
                       Roche Holding AG            0.76%
                       ---------------------------------
                       PepsiCo, Inc.               0.75%
                       ---------------------------------
                       Cisco Systems, Inc.         0.74%
                       ---------------------------------
                       U.S. Treasury Notes,
                       3.38%, 11/15/19             0.74%
                       ---------------------------------

MORNINGSTAR PERFORMANCE COMPARISON
Moderate Allocation Peer Group*

Based on average annual total returns for the periods ended 12/31/09

                                           ONE   FIVE  TEN
                                           YEAR  YEAR  YEAR
                                           ----  ----  ----
                    Number of Funds in
                    peer group             303    173   97
                    ----------------------------------------
                    Peer group
                    average annual total
                    return                23.99% 2.15% 2.30%
                    ----------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                   CLASS 1 SHARES                                AVERAGE
                                                                                 ANNUAL TOTAL
                                                                                 RETURN FOR THE
                                                                                 PERIODS ENDED
                                                                                 DECEMBER 31,
                                                                                 2009
                                                                                                                     ENDING
                                                                                                                   VALUE OF A
                                                                                                ONE   FIVE   TEN    $10,000
                                                                                                YEAR  YEAR   YEAR  INVESTMENT
                                                                                               ------ ----- ------ ----------
                                                                                 Total
                                                                                  Return
                                                                                  Fund         20.81% 2.38%  3.07%  $13,534
                                                                                 S&P 500
                                                                                  Index        26.46% 0.42% -0.96%  $ 9,083
                                                                                 Barclays
                                                                                  Capital U.S.
                                                                                  Aggregate
                                                                                  Bond
                                                                                  Index         5.93% 4.97%  6.33%  $18,475
                                    [CHART]

                                                         Barclays Capital
                Total Return Fund   S&P 500 Index   U.S. Aggregate Bond Index
                -----------------   -------------   -------------------------
Dec 31, 1999        $10,000.00       $10,000.00           $10,000.00
 Dec 1, 2000         10,494.38         9,081.65            11,162.61
 Dec 1, 2001         10,191.13         7,999.85            12,105.12
 Dec 1, 2002          9,242.12         6,231.73            13,346.50
 Dec 1, 2003         11,119.53         8,021.99            13,894.31
 Dec 1, 2004         12,030.03         8,894.89            14,497.15
 Dec 1, 2005         12,471.48         9,332.39            14,849.22
 Dec 1, 2006         14,185.97        10,806.20            15,492.75
 Dec 1, 2007         15,842.47        11,400.06            16,572.07
 Dec 1, 2008         11,203.32         7,182.28            17,440.48
 Dec 1, 2009         13,534.31         9,083.04            18,474.78
                                                                                 Inception
                                                                                  date         7/1/85

--------------------------------------------------------------------------------

                                  CLASS 2 SHARES                                AVERAGE
                                                                                ANNUAL TOTAL
                                                                                RETURN FOR
                                                                                THE
                                                                                PERIODS
                                                                                ENDED
                                                                                DECEMBER 31,
                                                                                2009
                                                                                                              ENDING
                                                                                                            VALUE OF A
                                                                                            ONE     SINCE    $10,000
                                                                                            YEAR  INCEPTION INVESTMENT
                                                                                           ------ --------- ----------
                                                                                Total
                                                                                 Return
                                                                                 Fund      20.76%   0.53%    $10,198
                                                                                S&P 500
                                                                                 Index     26.46%  -2.20%    $ 9,216
                                                                                Barclays
                                                                                 Capital
                                                                                 U.S.
                                                                                 Aggregate
                                                                                 Bond
                                                                                 Index      5.93%   6.37%    $12,545
                                     [CHART]

                                                       Barclays Capital
               Total Return Fund   S&P 500 Index   U.S. Aggregate Bond Index
               -----------------   -------------   -------------------------
May 1, 2006        $10,000.00       $10,000.00             $10,000.00
Jun 1, 2008         11,112.88        10,189.31              11,379.95
Sep 1, 2008         10,050.53         9,336.47              11,324.36
Dec 1, 2008          8,444.58         7,287.74              11,842.95
Mar 1, 2009          8,039.29         6,485.23              11,856.66
Jun 1, 2009          8,949.53         7,518.26              12,068.00
Sep 1, 2009          9,866.40         8,691.56              12,519.84
Dec 1, 2009         10,197.90         9,216.40              12,545.28
                                                                                Inception
                                                                                 date      5/1/06

--------------------------------------------------------------------------------

                                  CLASS 3 SHARES                               AVERAGE
                                                                               ANNUAL TOTAL
                                                                               RETURN FOR
                                                                               THE
                                                                               PERIODS
                                                                               ENDED
                                                                               DECEMBER 31,
                                                                               2009
                                                                                                             ENDING
                                                                                                           VALUE OF A
                                                                                           ONE     SINCE    $10,000
                                                                                           YEAR  INCEPTION INVESTMENT
                                                                                          ------ --------- ----------
                                                                               Total
                                                                                Return
                                                                                Fund      20.57%   0.49%    $10,182
                                                                               S&P 500
                                                                                Index     26.46%  -2.20%    $ 9,216
                                                                               Barclays
                                                                                Capital
                                                                                U.S.
                                                                                Aggregate
                                                                                Bond
                                                                                Index      5.93%   6.37%    $12,545
                                     [CHART]

                                                       Barclays Capital
              Total Return Fund   S&P 500 Index   U.S. Aggregate Bond Index
              -----------------   -------------   -------------------------
May 1, 2006      $10,000.00        $10,000.00             $10,000.00
Jun 1, 2008       11,120.33         10,189.31              11,379.95
Sep 1, 2008       10,046.25          9,336.47              11,324.36
Dec 1, 2008        8,445.20          7,287.74              11,842.95
Mar 1, 2009        8,033.89          6,485.23              11,856.66
Jun 1, 2009        8,942.76          7,518.26              12,068.00
Sep 1, 2009        9,851.63          8,691.56              12,519.84
Dec 1, 2009       10,182.30          9,216.40              12,545.28
                                                                               Inception
                                                                                date      5/1/06

                                    [GRAPHIC]




* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MODERATE ALLOCATION 'PEER GROUP CONSISTING OF 1240, 954, AND 728 FUNDS, RESPECTIVELY.'
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                               TOTAL RETURN FUND

Portfolio Composition as a % of the Market Value of $2,611,370 (in thousands) as of December 31, 2009

                                    [CHART]

Domestic Equity           32.5%
Foreign Equity            28.6%
Bonds & Notes             22.0%
Short-Term                16.7%
Other Investments          0.2%




                                          NUMBER
                                       OF SHARES          VALUE
       DOMESTIC EQUITY -- 32.6%+
       -----------------------------------------------------------------

       AEROSPACE & DEFENSE -- 0.8%

       Alliant Techsystems, Inc.......   64,284  $    5,674,349   /(a)/
       Hexcel Corp....................  309,431       4,016,415   /(a)/
       Honeywell International Inc....   69,600       2,728,320
       ITT Corp.......................  105,332       5,239,214
       Rockwell Collins, Inc..........   39,672       2,196,242
                                                     19,854,540

       BEVERAGES -- 0.8%

       Brown-Forman Corp. (Class B)...    6,204         332,348
       Molson Coors Brewing Co.
        (Class B).....................   36,907       1,666,720
       PepsiCo, Inc...................  321,248      19,531,879
                                                     21,530,947

       BIOTECHNOLOGY -- 1.5%

       Amgen Inc......................  381,705      21,593,052 /(a,h)/
       Gilead Sciences, Inc...........  345,517      14,953,976   /(a)/
       Vertex Pharmaceuticals Inc.....   78,735       3,373,795   /(a)/
                                                     39,920,823

       CAPITAL MARKETS -- 1.9%

       Affiliated Managers Group Inc..   58,969       3,971,562   /(a)/
       Ameriprise Financial, Inc......   77,952       3,026,097
       Invesco Ltd....................  137,307       3,225,341
       Morgan Stanley.................   61,248       1,812,941
       State Street Corp..............  355,831      15,492,882   /(e)/
       The Bank of New York
        Mellon Corp...................  136,417       3,815,583
       The Charles Schwab Corp........  107,587       2,024,788
       The Goldman Sachs Group, Inc...   96,287      16,257,097
                                                     49,626,291

                                          NUMBER
                                       OF SHARES          VALUE

       CHEMICALS -- 0.8%

       Air Products & Chemicals, Inc..    3,480  $      282,089
       Intrepid Potash, Inc...........   88,662       2,586,271   /(a)/
       Monsanto Co....................  132,718      10,849,697
       Praxair, Inc...................   96,127       7,719,960
                                                     21,438,017

       COMMERCIAL BANKS -- 0.2%

       Regions Financial Corp.........  323,411       1,710,844
       SunTrust Banks, Inc............   60,669       1,230,974
       US Bancorp.....................   62,641       1,410,049
       Wells Fargo & Co...............   24,360         657,476
       Zions Bancorporation...........   31,330         401,964
                                                      5,411,307

       COMMERCIAL SERVICES & SUPPLIES -- 0.6%

       Corrections Corporation of
        America.......................  414,995      10,188,128   /(a)/
       Iron Mountain Inc..............  152,415       3,468,965   /(a)/
       Stericycle, Inc................   23,709       1,308,026   /(a)/
                                                     14,965,119

       COMMUNICATIONS EQUIPMENT -- 1.6%

       Cisco Systems, Inc.............  810,214      19,396,524 /(a,h)/
       Juniper Networks, Inc..........  137,240       3,660,191   /(a)/
       Motorola, Inc..................   31,320         243,043
       QUALCOMM Inc...................  396,881      18,359,715
                                                     41,659,473

       COMPUTERS & PERIPHERALS -- 0.8%

       Hewlett-Packard Co.............  109,969       5,664,503
       International Business
        Machines Corp.................   75,169       9,839,622
       Synaptics Inc..................  142,963       4,381,816   /(a)/
                                                     19,885,941

       DIVERSIFIED FINANCIAL SERVICES -- 1.2%

       Bank of America Corp...........  354,961       5,345,713
       CME Group Inc..................   45,956      15,438,918
       JPMorgan Chase & Co............  177,346       7,390,007
       MSCI Inc. (Class A)............   45,397       1,443,625   /(a)/
                                                     29,618,263

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%

       AT&T Inc.......................  174,001       4,877,248
       Verizon Communications Inc.....   69,601       2,305,881
                                                      7,183,129

       ELECTRIC UTILITIES -- 0.6%
       Edison International...........   97,441       3,388,998
       Entergy Corp...................   20,880       1,708,819
       ITC Holdings Corp..............  102,362       5,332,037
       Northeast Utilities............  178,204       4,595,881
                                                     15,025,735

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES          VALUE

        ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%

        Cogent, Inc.....................  184,029  $    1,912,061 /(a)/
        Corning Inc.....................  253,105       4,887,457
                                                        6,799,518

        ENERGY EQUIPMENT & SERVICES -- 1.0%

        Dresser-Rand Group Inc..........   91,174       2,882,010 /(a)/
        Halliburton Co..................  106,489       3,204,254
        National Oilwell Varco, Inc.....   38,281       1,687,809
        Noble Corp......................   71,126       2,894,828
        Schlumberger Ltd................  245,890      16,004,980
                                                       26,673,881

        FOOD & STAPLES RETAILING -- 0.0%*

        CVS Caremark Corp...............   27,840         896,726

        FOOD PRODUCTS -- 0.4%

        Archer-Daniels-Midland Co.......   27,840         871,670
        Kraft Foods Inc. (Class A)......   68,209       1,853,921
        McCormick & Company Inc.........  178,616       6,453,396
        Sara Lee Corp...................  195,248       2,378,121
                                                       11,557,108

        GAS UTILITIES -- 0.1%

        EQT CORP........................   40,444       1,776,300

        HEALTHCARE EQUIPMENT & SUPPLIES -- 1.6%

        Baxter International Inc........   48,720       2,858,890
        Becton Dickinson & Co...........   33,408       2,634,555
        Boston Scientific Corp..........  153,122       1,378,098 /(a)/
        Covidien PLC....................  197,428       9,454,826
        DENTSPLY International Inc......   46,804       1,646,097
        Gen-Probe Inc...................   48,726       2,090,345 /(a)/
        Hologic, Inc....................  258,604       3,749,758 /(a)/
        Masimo Corp.....................  158,200       4,812,444 /(a)/
        Medtronic, Inc..................  128,386       5,646,416
        ResMed, Inc.....................  125,070       6,537,409 /(a)/
                                                       40,808,838

        HEALTHCARE PROVIDERS & SERVICES -- 1.2%

        Aetna Inc.......................   84,430       2,676,431
        Cardinal Health, Inc............   98,833       3,186,376
        Catalyst Health Solutions, Inc..   93,072       3,394,336 /(a)/
        Express Scripts, Inc............  139,642      12,072,051 /(a)/
        McKesson Corp...................   16,705       1,044,063
        Psychiatric Solutions, Inc......   32,254         681,850 /(a)/
        UnitedHealth Group, Inc.........  259,013       7,894,716
                                                       30,949,823

        HOTELS RESTAURANTS & LEISURE -- 0.4%

        Carnival Corp...................  154,756       4,904,218 /(a)/
        Marriott International, Inc.
         (Class A)......................   28,094         765,562
        Penn National Gaming, Inc.......   93,842       2,550,626 /(a)/
        The Cheesecake Factory Inc......  109,556       2,365,314 /(a)/
                                                       10,585,720

                                             NUMBER
                                          OF SHARES          VALUE

      HOUSEHOLD DURABLES -- 0.1%

      MDC Holdings, Inc..................   44,628  $    1,385,253

      HOUSEHOLD PRODUCTS -- 0.4%

      Clorox Co..........................   16,008         976,488
      Kimberly-Clark Corp................   30,624       1,951,055
      The Procter & Gamble Co............  123,192       7,469,131
                                                        10,396,674

      INDUSTRIAL CONGLOMERATES -- 0.2%

      McDermott International, Inc.......   53,843       1,292,770 /(a)/
      Textron, Inc.......................  202,982       3,818,091
                                                         5,110,861

      INSURANCE -- 1.2%

      ACE Ltd............................  161,883       8,158,904
      AFLAC Inc..........................  121,590       5,623,538
      AON Corp...........................   45,936       1,761,186
      HCC Insurance Holdings, Inc........  233,998       6,544,924
      MetLife, Inc.......................   90,481       3,198,503
      PartnerRe Ltd......................   25,056       1,870,681
      Principal Financial Group, Inc.....   76,560       1,840,502
      Prudential Financial, Inc..........   58,464       2,909,169
                                                        31,907,407

      INTERNET SOFTWARE & SERVICES -- 0.6%

      AOL Inc............................   20,333         473,352 /(a)/
      Equinix, Inc.......................    9,631       1,022,331 /(a)/
      Google Inc. (Class A)..............   16,657      10,327,007 /(a)/
      MercadoLibre, Inc..................   55,030       2,854,406 /(a)/
                                                        14,677,096

      IT SERVICES -- 1.5%

      Accenture PLC......................    9,744         404,376
      Affiliated Computer Services, Inc.
       (Class A).........................   59,029       3,523,441 /(a)/
      Cognizant Technology Solutions
       Corp. (Class A)...................  107,713       4,879,399 /(a)/
      Cybersource Corp...................   98,157       1,973,937 /(a)/
      DST Systems, Inc...................   28,034       1,220,881 /(a)/
      Paychex, Inc.......................   98,975       3,032,594
      Telvent GIT S.A....................   27,405       1,068,247
      The Western Union Co...............  661,111      12,461,943
      Visa, Inc. (Class A)...............  102,423       8,957,916
                                                        37,522,734

      LIFE SCIENCES TOOLS & SERVICES -- 0.7%

      Covance Inc........................   72,507       3,956,707 /(a)/
      Illumina, Inc......................   86,099       2,638,934 /(a)/
      Life Technologies Corp.............   23,664       1,235,971 /(a)/
      Mettler-Toledo International, Inc..   30,945       3,248,916 /(a)/
      Thermo Fisher Scientific, Inc......  119,444       5,696,284 /(a)/
                                                        16,776,812

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES          VALUE

        MACHINERY -- 0.4%

        Deere & Co......................   57,072  $    3,087,024
        Eaton Corp......................   38,280       2,435,374
        Harsco Corp.....................  130,654       4,210,978
                                                        9,733,376

        MEDIA -- 1.4%

        Comcast Corp. (Class A).........   31,322         501,465
        DIRECTV (Class A)...............  252,336       8,415,405 /(a)/
        Liberty Global, Inc. (Series C).  255,553       5,583,833 /(a)/
        Omnicom Group Inc...............  245,153       9,597,740
        Regal Entertainment Group
         (Class A)......................  216,837       3,131,126
        The Walt Disney Co..............   76,560       2,469,060
        Time Warner Inc.................  223,665       6,517,598
                                                       36,216,227

        METALS & MINING -- 0.4%

        Allegheny Technologies Inc......  113,135       5,065,054
        Freeport-McMoRan Copper &
         Gold Inc.......................   60,997       4,897,449 /(a)/
                                                        9,962,503

        MULTILINE RETAIL -- 0.5%

        Dollar General Corp.............   96,398       2,162,207 /(a)/
        Kohl's Corp.....................   91,009       4,908,115 /(a)/
        Target Corp.....................  141,181       6,828,925
                                                       13,899,247

        MULTI-UTILITIES -- 0.2%

        Dominion Resources, Inc.........   87,001       3,386,079
        SCANA Corp......................   54,243       2,043,876
                                                        5,429,955

        OIL, GAS & CONSUMABLE FUELS -- 1.9%

        Apache Corp.....................   55,899       5,767,100
        Chesapeake Energy Corp..........   19,488         504,349
        Chevron Corp....................   66,120       5,090,579
        Devon Energy Corp...............   53,592       3,939,012
        Exxon Mobil Corp................  152,943      10,429,183 /(h)/
        Marathon Oil Corp...............  340,169      10,620,076
        Occidental Petroleum Corp.......   27,840       2,264,784
        Peabody Energy Corp.............   47,345       2,140,467
        Southwestern Energy Co..........  155,472       7,493,750 /(a)/
                                                       48,249,300

        PAPER & FOREST PRODUCTS -- 0.1%

        Weyerhaeuser Co.................   41,760       1,801,526

        PERSONAL PRODUCTS -- 0.2%
        Alberto-Culver Co...............   85,382       2,500,839
        Avon Products, Inc..............   13,920         438,480
        Mead Johnson Nutrition Co.
         (Class A)......................   49,276       2,153,361 /(a)/
                                                        5,092,680

                                          NUMBER
                                       OF SHARES          VALUE

        PHARMACEUTICALS -- 0.6%

        Abbott Laboratories...........   20,880  $    1,127,311
        Bristol-Myers Squibb Co.......  178,873       4,516,543
        Johnson & Johnson.............   80,040       5,155,376
        Merck & Company Inc...........   15,312         559,500
        Pfizer Inc....................  233,161       4,241,199
                                                     15,599,929

        PROFESSIONAL SERVICES -- 0.1%

        HIS, Inc. (Class A)...........   53,174       2,914,467   /(a)/

        REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%

        Douglas Emmett, Inc. (REIT)...   98,399       1,402,186
        SL Green Realty Corp. (REIT)..   29,287       1,471,379
                                                      2,873,565

        REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

        CB Richard Ellis Group, Inc.
         (Class A)....................  565,911       7,679,412   /(a)/

        ROAD & RAIL -- 0.1%

        Union Pacific Corp............   44,544       2,846,362

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%

        Hittite Microwave Corp........   94,482       3,850,142   /(a)/
        Intel Corp....................  424,595       8,661,738   /(h)/
        Kla-Tencor Corp...............    9,048         327,176
        Marvell Technology Group Ltd..  248,557       5,157,558   /(a)/
        Microchip Technology Inc......   38,280       1,112,417
        Nvidia Corp...................   27,840         520,051   /(a)/
        Texas Instruments Inc.........   54,289       1,414,771
                                                     21,043,853

        SOFTWARE -- 1.9%

        Activision Blizzard, Inc......  338,512       3,760,868   /(a)/
        Blackboard Inc................   57,674       2,617,823   /(a)/
        Citrix Systems, Inc...........   85,935       3,575,755   /(a)/
        Intuit, Inc...................  167,268       5,136,800   /(a)/
        Microsoft Corp................  775,701      23,651,123   /(h)/
        Oracle Corp...................   97,441       2,391,202
        Rovi Corp.....................  261,408       8,331,073   /(a)/
                                                     49,464,644

        SPECIALTY RETAIL -- 1.2%

        Bed Bath & Beyond, Inc........  326,510      12,613,082 /(a,h)/
        Lowe's Companies, Inc.........  539,081      12,609,104
        O'Reilly Automotive, Inc......   89,269       3,402,934   /(a)/
        Urban Outfitters, Inc.........   49,248       1,723,188   /(a)/
                                                     30,348,308

        TEXTILES APPAREL & LUXURY GOODS -- 0.2%

        Coach, Inc....................  102,621       3,748,745
        NIKE, Inc. (Class B)..........    5,568         367,878
                                                      4,116,623

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES          VALUE

       THRIFTS & MORTGAGE FINANCE -- 0.1%

       People's United Financial, Inc...  169,161  $    2,824,989

       TOBACCO -- 0.2%

       Altria Group, Inc................   34,801         683,144
       Philip Morris International Inc..   73,080       3,521,725
                                                        4,204,869

       WATER UTILITIES -- 0.1%

       American Water Works
        Company, Inc....................  134,935       3,023,893

       WIRELESS TELECOMMUNICATION SERVICES -- 1.0%

       American Tower Corp. (Class A)...  147,686       6,381,512 /(a)/
       NII Holdings, Inc................  522,991      17,562,037 /(a)/
       Syniverse Holdings, Inc..........  124,530       2,176,784 /(a)/
                                                       26,120,333

       TOTAL DOMESTIC EQUITY
        (COST $797,640,727).............              837,390,397
       -----------------------------------------------------------------
       FOREIGN EQUITY -- 29.0%
       -----------------------------------------------------------------

       COMMON STOCK -- 28.4%

       AEROSPACE & DEFENSE -- 0.2%

       CAE, Inc.........................  586,364       4,905,244

       AUTO COMPONENTS -- 0.1%

       Hankook Tire Company Ltd.........   63,560       1,389,212 /(a)/

       AUTOMOBILES -- 0.8%

       Daimler AG (Regd.)...............   65,384       3,485,502
       Suzuki Motor Corp................  294,995       7,267,967
       Toyota Motor Corp................  214,465       9,045,935
                                                       19,799,404

       BEVERAGES -- 0.2%

       Coca-Cola Icecek AS (Class C)....  132,099       1,315,447
       Heineken N.V.....................   73,943       3,513,272
                                                        4,828,719

       BUILDING PRODUCTS -- 0.1%

       Asahi Glass Company Ltd..........  147,000       1,398,875
       Daikin Industries Ltd............   60,000       2,370,852
                                                        3,769,727

       CAPITAL MARKETS -- 1.0%

       Credit Suisse Group AG (Regd.)...  116,320       5,766,549
       Egyptian Financial Group-
        Hermes Holding..................  232,628       1,058,861
       Mirae Asset Securities
        Company Ltd.....................   12,144         676,671

                                             NUMBER
                                          OF SHARES          VALUE

      Nomura Holdings Inc................ 2,268,535 $   16,877,600
      Woori Investment & Securities
       Company Ltd.......................    45,400        646,781
      Yuanta Financial Holding
       Company Ltd....................... 1,049,251        767,736
                                                        25,794,198

      CHEMICALS -- 1.3%

      Linde AG...........................    69,449      8,374,372
      Potash Corp of
       Saskatchewan Inc..................    23,664      2,567,544
      Potash Corp of
       Saskatchewan Inc..................    92,995     10,147,086
      Sinofert Holdings Ltd.............. 1,911,469      1,060,237
      Sociedad Quimica y Minera de Chile
       S.A. ADR (Series B)...............    74,492      2,798,664
      SODIFF Advanced Materials
       Company Ltd.......................    10,372        843,240 /(a)/
      Syngenta AG........................    21,584      6,099,615
      Taiwan Fertilizer Company Ltd......   330,000      1,175,028
                                                        33,065,786

      COMMERCIAL BANKS -- 4.2%

      Akbank TAS.........................   194,736      1,234,011
      Axis Bank Ltd......................    29,368        619,553
      Banco do Brasil S.A................    27,992        476,917
      Banco Santander Brasil S.A.........   499,000      6,841,499
      Banco Santander Chile ADR..........    10,019        649,031
      Banco Santander S.A. (Regd.).......   943,135     15,598,029
      Bank of China Ltd..................   765,424        411,298
      BNP Paribas........................   192,717     15,298,725
      China Construction Bank Corp.......   820,000        700,340
      China Merchants Bank
       Company Ltd.......................   371,450        966,394
      Credit Agricole S.A................   508,058      8,923,811
      Grupo Financiero Banorte SAB de
       C.V. (Series O)...................   213,776        772,550
      Halyk Savings Bank of Kazakhstan
       JSC GDR...........................     7,518         71,421 /(a)/
      HSBC Holdings PLC.................. 1,267,705     14,459,268
      Industrial & Commercial
       Bank of China..................... 1,666,576      1,372,415
      Intesa Sanpaolo S.p.A.............. 1,515,526      6,825,603
      Kazkommertsbank GDR................    86,287        785,212 /(a)/
      KB Financial Group Inc.............   107,911      5,494,854 /(a)/
      Lloyds Banking Group PLC........... 8,014,312      6,446,750
      Metropolitan Bank & Trust..........   854,099        826,944
      Mitsubishi UFJ Financial
       Group Inc......................... 2,253,803     11,106,515
      Raiffeisen International Bank
       Holding AG (Regd.)................    12,537        700,979
      Siam Commercial Bank PCL...........   190,947        482,522
      Standard Bank Group Ltd............    54,999        757,085
      Sumitomo Mitsui Financial
       Group Inc.........................    18,126        520,356
      The Bank of Yokohama Ltd...........   925,981      4,223,789
      UniCredit S.p.A....................   708,339      2,370,495
                                                       108,936,366

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES          VALUE

       COMMERCIAL SERVICES & SUPPLIES -- 0.5%

       Brambles Ltd...................... 1,426,403 $    8,661,617
       G4S PLC...........................   815,226      3,416,337
       G4S PLC...........................   391,247      1,634,968
       Pan Asia Environmental Protection
        Group Ltd........................   613,573         94,975
                                                        13,807,897

       COMMUNICATIONS EQUIPMENT -- 0.9%

       Nokia Oyj.........................   196,245      2,539,570
       Research In Motion Ltd............   221,599     14,966,796 /(a)/
       Research In Motion Ltd............    71,497      4,844,214 /(a)/
       Telefonaktiebolaget LM Ericsson
        (Series B).......................   133,982      1,235,958
       ZTE Corp..........................   115,502        713,027
                                                        24,299,565

       COMPUTERS & PERIPHERALS -- 0.1%

       Asustek Computer Inc..............   391,862        754,755
       HTC Corp..........................   117,348      1,344,406
                                                         2,099,161

       CONSTRUCTION & ENGINEERING -- 0.5%

       China Communications
        Construction Company Ltd.........   824,000        782,873
       China State Construction
        International Holdings Ltd....... 1,482,577        621,520
       Doosan Heavy Industries and
        Construction Company Ltd.........    20,546      1,428,186 /(a)/
       Empresas ICA SAB de C.V...........   326,252        762,189 /(a)/
       Larsen & Toubro Ltd...............   116,141      4,180,680
       Murray & Roberts Holdings Ltd.....   109,440        685,979
       Vinci S.A.........................    78,908      4,443,952
                                                        12,905,379

       CONSTRUCTION MATERIALS -- 0.2%

       CRH PLC...........................   200,672      5,489,643

       DIVERSIFIED FINANCIAL SERVICES -- 0.2%

       Deutsche Boerse AG................    68,251      5,656,569
       Reliance Capital Ltd..............    24,446        448,713
                                                         6,105,282

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%

       Telefonica S.A....................   257,372      7,209,623
       Telekomunikasi Indonesia Tbk PT
        (Series B).......................   913,000        908,823
       Telstra Corporation Ltd...........   796,335      2,451,234
                                                        10,569,680

       ELECTRIC UTILITIES -- 0.4%

       CEZ AS............................     9,340        437,879
       E.ON AG...........................   116,125      4,878,315
       Iberdrola S.A.....................   484,537      4,647,083
                                                         9,963,277

                                           NUMBER
                                        OF SHARES          VALUE

        ELECTRICAL EQUIPMENT -- 0.5%

        ABB Ltd. (Regd.)...............   217,651 $    4,196,825 /(a)/
        ABB Ltd. ADR...................   167,041      3,190,483 /(a)/
        Alstom S.A.....................    11,122        778,477
        Schneider Electric S.A.........    37,297      4,340,247
        Zhuzhou CSR Times Electric
         Company Ltd...................   372,607        760,282
                                                      13,266,314

        ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%

        Delta Electronics, Inc.........   577,890      1,817,901
        HON HAI Precision Industry
         Company Ltd...................   232,127      1,085,578
        Prime View International
         Company Ltd...................    73,000        190,738
                                                       3,094,217

        ENERGY EQUIPMENT & SERVICES -- 0.7%

        Saipem S.p.A...................    53,818      1,858,837
        Tesco Corp.....................   133,883      1,728,430 /(a)/
        Transocean Ltd.................   165,366     13,692,305 /(a)/
                                                      17,279,572

        FOOD & STAPLES RETAILING -- 0.7%

        Koninklijke Ahold N.V..........   251,407      3,333,600
        Metro AG.......................    80,341      4,910,753
        President Chain Store Corp.....   216,720        514,802 /(a)/
        Tesco PLC...................... 1,380,186      9,519,540
        X5 Retail Group N.V. GDR.......    26,835        856,037 /(a)/
                                                      19,134,732

        FOOD PRODUCTS -- 1.2%

        China Agri-Industries
         Holdings Ltd..................   625,000        816,499
        Cosan SA Industria e Comercio..   133,000      1,953,190 /(a)/
        Groupe Danone..................   105,635      6,481,040
        IOI Corp. Bhd..................   466,720        743,179
        Nestle S.A. (Regd.)............   343,290     16,672,378
        Nestle S.A. ADR................    34,800      1,682,580
        Perdigao S.A...................    39,500      1,028,060 /(a)/
        Want Want China Holdings Ltd...   665,799        464,911
                                                      29,841,837

        HEALTHCARE EQUIPMENT & SUPPLIES -- 0.4%

        Cie Generale d'Optique Essilor
         International S.A.............   165,522      9,908,411

        HEALTHCARE PROVIDERS & SERVICES -- 0.1%

        Diagnosticos da America S.A....    23,470        767,299 /(a)/
        Fleury S.A.....................    82,041        865,497 /(a)/
                                                       1,632,796

        HOUSEHOLD DURABLES -- 0.1%

        Desarrolladora Homex
         SAB de C.V....................   129,002        725,274 /(a)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES          VALUE

     Dynamex, Inc.........................    18,520 $    1,930,677
                                                          2,655,951

     HOUSEHOLD PRODUCTS -- 0.5%

     Reckitt Benckiser Group PLC..........   255,746     13,840,550

     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

     Huaneng Power International,
      Inc.................................   786,219        440,171

     INDUSTRIAL CONGLOMERATES -- 0.9%

     Chongqing Machinery & Electric
      Company Ltd......................... 2,788,413        659,374 /(a)/
     Koninklijke Philips Electronics N.V..   307,414      9,094,554
     MAX India Ltd........................   120,430        573,359 /(a)/
     Siemens AG (Regd.)...................   124,120     11,400,132
     Siemens AG ADR.......................    10,440        957,348
                                                         22,684,767

     INSURANCE -- 1.0%

     AXA S.A..............................   218,950      5,145,022
     China Life Insurance
      Company Ltd.........................   287,689      1,409,458
     Prudential PLC.......................   823,330      8,425,991
     Samsung Fire & Marine Insurance
      Company Ltd.........................     4,880        835,303
     Sony Financial Holdings Inc..........     2,438      6,347,450 /(a)/
     Tong Yang Life Insurance.............    49,024        589,395 /(a)/
     Zurich Financial Services AG.........    17,863      3,907,919
                                                         26,660,538

     INTERNET SOFTWARE & SERVICES -- 0.2%

     Baidu, Inc ADR.......................    10,154      4,175,629 /(a)/

     MACHINERY -- 0.3%

     China South Locomotive and Rolling
      Stock Corp.......................... 5,988,146      4,372,581
     Mitsubishi Heavy Industries Ltd......   827,000      2,918,053
                                                          7,290,634

     MARINE -- 0.0%*

     A P Moller -- Maersk A/S
      (Series B)..........................       158      1,111,076

     MEDIA -- 0.4%

     Focus Media Holding Ltd. ADR.........    73,419      1,163,691 /(a)/
     Vivendi..............................   278,311      8,267,108
                                                          9,430,799

     METALS & MINING -- 1.9%

     Antofagasta PLC......................    86,836      1,381,050
     Barrick Gold Corp....................    41,760      1,644,509
     BHP Billiton PLC.....................   362,562     11,555,963
     China Molybdenum
      Company Ltd.........................   475,993        379,172

                                           NUMBER
                                        OF SHARES          VALUE

        Harmony Gold Mining Company
         Ltd. ADR......................    97,009 $      986,582
        Hidili Industry International
         Development Ltd...............   442,544        550,514
        Kinross Gold Corp..............    96,527      1,783,496
        New World Resources N.V.
         (Class A).....................    81,371        732,688
        POSCO..........................     2,820      1,487,188
        Rio Tinto PLC (Regd.)..........   218,849     11,814,579
        Sumitomo Metal Industries Ltd.. 3,001,049      8,070,405
        Tata Steel Ltd.................    46,182        608,552
        ThyssenKrupp AG................    71,561      2,692,390
        Vale S.A.......................   221,203      5,490,258
                                                      49,177,346

        MULTI-UTILITIES -- 0.7%

        National Grid PLC..............   989,430     10,797,197
        Veolia Environnement...........   191,897      6,330,819
                                                      17,128,016

        OIL, GAS & CONSUMABLE FUELS -- 2.4%

        BG Group PLC...................   385,310      6,955,755
        BP PLC.........................   574,255      5,543,902
        China Shenhua Energy
         Company Ltd...................   213,500      1,036,307
        CNOOC Ltd......................   848,000      1,318,858
        ENI S.p.A......................   220,844      5,628,672
        Gazprom OAO ADR................   118,664      2,972,533
        LUKOIL ADR.....................    70,131      4,018,506
        Paladin Energy Ltd.............   915,219      3,420,616 /(a)/
        PetroChina Company Ltd.........   930,000      1,105,537
        Petroleo Brasileiro S.A. ADR...   198,410      8,410,600
        Reliance Industries Ltd........    66,744      1,563,532
        Suncor Energy Inc..............   159,491      5,631,627
        Suncor Energy Inc..............    96,421      3,422,355
        Total S.A......................   162,264     10,430,925
                                                      61,459,725

        PERSONAL PRODUCTS -- 0.2%

        Shiseido Company Ltd...........   227,303      4,370,414

        PHARMACEUTICALS -- 1.7%

        Bayer AG.......................   145,953     11,689,446
        Daiichi Sankyo Company Ltd.....   129,900      2,725,366
        Novartis AG (Regd.)............   134,676      7,359,531
        Roche Holding AG...............   115,955     19,843,218
        Sinopharm Group Co.............    10,389         36,912 /(a)/
        Teva Pharmaceutical Industries
         Ltd. ADR......................    22,513      1,264,780
                                                      42,919,253

        PROFESSIONAL SERVICES -- 0.1%

        The Capita Group PLC...........   118,437      1,431,770

        REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%

        CapitaLand Ltd.................   566,500      1,681,633

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES          VALUE

       Franshion Properties China Ltd... 1,494,003 $      524,688
       Hung Poo Real Estate
        Development Corp................   598,888        962,230
       Mitsubishi Estate Company Ltd....   456,982      7,299,245
       Shenzhen Investment Ltd..........   897,320        377,395
                                                       10,845,191

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%

       ASM Pacific Technology Ltd.......    73,287        692,845
       Samsung Electronics
        Company Ltd.....................    16,100     11,040,247
       Taiwan Semiconductor
        Manufacturing Company Ltd....... 4,915,433      9,906,923
       Taiwan Semiconductor
        Manufacturing Company
        Ltd. ADR........................   311,942      3,568,617
                                                       25,208,632

       SOFTWARE -- 0.0%*

       Shanda Interactive Entertainment
        Ltd. ADR........................    26,713      1,405,371 /(a)/

       SPECIALTY RETAIL -- 0.6%

       Esprit Holdings Ltd..............   815,336      5,409,027
       Hennes & Mauritz AB (Series B)...    54,446      3,024,458
       Yamada Denki Company Ltd.........   107,070      7,226,218
                                                       15,659,703

       TEXTILES APPAREL & LUXURY GOODS -- 0.2%

       Adidas AG........................    96,439      5,228,029

       TRADING COMPANIES & DISTRIBUTORS -- 0.1%

       Mitsubishi Corp..................   109,000      2,716,201

       TRANSPORTATION INFRASTRUCTURE -- 0.0%

       Dalian Port PDA Company Ltd...... 1,378,632        530,032

       WIRELESS TELECOMMUNICATION SERVICES -- 0.9%

       America Movil SAB de C.V. ADR
        (Series L)......................    38,645      1,815,542
       China Mobile Ltd.................   398,462      3,707,180
       Mobile Telesystems OJSC ADR......    81,729      3,995,731
       MTN Group Ltd....................   411,945      6,571,125
       Philippine Long Distance
        Telephone Co....................     8,490        479,304
       Vodafone Group PLC............... 2,489,412      5,763,509
                                                       22,332,391

       TOTAL COMMON STOCK
        (COST $707,720,117).............              730,588,608

                                            NUMBER
                                         OF SHARES          VALUE
      --------------------------------------------------------------------
      PREFERRED STOCK -- 0.6%
      --------------------------------------------------------------------

      COMMERCIAL BANKS -- 0.1%

      Itau Unibanco Banco Multiplo S.A..  142,110  $    3,154,105

      DIVERSIFIED FINANCIAL SERVICES -- 0.1%

      Bank of America Corp..............  221,483       3,304,526 /(a,i)/

      ELECTRIC UTILITIES -- 0.0%*

      Cia Energetica de Minas Gerais....   31,486         570,765

      MEDIA -- 0.0%*

      NET Servicos de
       Comunicacao S.A..................   44,204         608,591

      METALS & MINING -- 0.2%

      Cia Vale do Rio Doce..............  175,189       4,241,037

      OIL, GAS & CONSUMABLE FUELS -- 0.1%

      Petroleo Brasileiro S.A...........   71,741       1,509,969

      WIRELESS TELECOMMUNICATION SERVICES -- 0.1%

      Vivo Participacoes S.A............   60,427       1,888,517

      TOTAL PREFERRED STOCK
       (COST $10,843,397)...............               15,277,510

      TOTAL FOREIGN EQUITY
       (COST $718,563,514)..............              745,866,118

                                              PRINCIPAL
                                                 AMOUNT       VALUE
          ----------------------------------------------------------------
          BONDS AND NOTES -- 22.3%
          ----------------------------------------------------------------

          U.S. TREASURIES -- 4.6%

          U.S. Treasury Bonds
           4.50%     08/15/39.............. $18,189,700  17,777,594
          U.S. Treasury Notes
           0.02%     11/30/11..............  23,677,200  23,522,754 /(d)/
           0.05%     01/31/11..............   2,773,800   2,782,468 /(d)/
           1.00%     10/31/11..............  17,831,000  17,814,952 /(d)/
           1.75%     08/15/12..............   3,911,200   3,936,560
           2.13%     11/30/14..............  17,316,500  16,906,618
           2.88%     06/30/10..............  14,500,000  14,689,747
           3.38%     11/15/19..............  20,114,400  19,347,639 /(h)/
           4.63%     10/31/11..............     640,000     681,525
                                                        117,459,857

          AGENCY MORTGAGE BACKED -- 6.4%

          Federal Home Loan Mortgage Corp.
           4.50%     06/01/33 - 02/01/35...      46,675      46,786 /(h)/
           5.00%     07/01/35 - 04/01/39...   7,980,827   8,415,960 /(h)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                          PRINCIPAL
                                             AMOUNT        VALUE

       6.00%     04/01/17 - 11/01/37... $ 4,211,883 $  4,475,925       /(h)/
       6.50%     06/01/29 - 03/01/30...       4,629        5,010       /(h)/
       7.00%     06/01/29 - 08/01/36...     208,051      228,072       /(h)/
       7.50%     01/01/28 - 09/01/33...      23,905       26,853       /(h)/
       8.00%     01/01/30 - 11/01/30...      13,167       15,104       /(h)/
       9.00%     10/01/25..............         458          529       /(h)/
      Federal National Mortgage Assoc.
       4.00%     05/01/19 - 06/01/19...     170,223      173,964       /(h)/
       4.50%     05/01/18 - 12/01/34...     983,787    1,012,876       /(h)/
       5.00%     07/01/20 - 08/01/35...   3,223,132    3,317,076       /(h)/
       5.47%     04/01/37..............      35,320       36,981       /(i)/
       5.50%     04/01/14 - 12/01/38...  50,288,387   52,873,933       /(h)/
       5.81%     03/01/37..............      36,628       38,431       /(i)/
       6.00%     09/01/19 - 11/01/39...  30,119,319   32,161,928       /(h)/
       6.50%     09/01/17 - 08/01/36...     668,234      719,817       /(h)/
       7.00%     04/01/17 - 12/01/33...      10,669       11,648       /(h)/
       7.50%     09/01/13 - 03/01/34...      65,072       72,682       /(h)/
       8.00%     12/01/11 - 11/01/33...      22,220       25,257       /(h)/
       8.50%     06/01/30..............          75           83       /(h)/
       9.00%     04/01/16 - 12/01/22...       5,078        5,592       /(h)/
       4.50%     TBA...................   2,060,000    2,056,138       /(c)/
       5.50%     TBA...................  13,146,000   13,863,666       /(c)/
       6.00%     TBA...................  24,767,000   26,237,116       /(c)/
       6.50%     TBA...................  15,044,000   16,111,191       /(c)/
       7.00%     TBA...................     975,000    1,068,386       /(c)/
      Government National
       Mortgage Assoc.
       4.50%     08/15/33 - 09/15/34...     218,183      219,870       /(h)/
       6.00%     04/15/27 - 09/15/36...     482,548      516,713       /(h)/
       6.50%     04/15/24 - 09/15/36...     406,352      434,747       /(h)/
       7.00%     03/15/12 - 10/15/36...     329,366      358,367       /(h)/
       8.00%     03/15/30..............       3,237        3,723       /(h)/
       9.00%     11/15/16 - 12/15/21...      13,341       14,860       /(h)/
                                                     164,549,284

      AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

      Federal Home Loan
       Mortgage Corp.
       0.00%     11/15/37..............   1,116,519      907,065     /(g,p)/
       0.17%     09/25/43..............     304,966        3,357 /(g,h,i,p)/
       0.62%     09/15/34..............     663,990      502,835     /(d,f)/
       4.50%     10/15/16 - 03/15/19...     122,611        8,248   /(g,h,p)/
       5.00%     07/15/17 - 06/15/28...     227,242       13,174   /(g,h,p)/
       5.00%     05/15/38..............     590,284      581,316
       5.50%     04/15/17 - 06/15/33...      97,498       12,871   /(g,h,p)/
       7.50%     01/15/16..............       2,355        2,400       /(h)/
       7.50%     07/15/27..............       4,304          823   /(g,h,p)/
       8.00%     02/01/23 - 07/01/24...       2,899          649   /(g,h,p)/
      Federal Home Loan Mortgage
       Corp. REMIC
       6.01%     12/15/39..............     390,268       40,856   /(g,I,p)/
      Federal Home Loan
       Mortgage STRIPS
       9.46%     08/01/27..............         712          571   /(d,f,h)/
      Federal National Mortgage Assoc.
       1.20%     12/25/42..............     158,244        7,560 /(g,h,i,p)/
       4.50%     11/25/13 - 05/25/18...      46,330        1,256   /(g,h,p)/
       4.75%     11/25/14..............         987            1   /(g,h,p)/
       5.00%     02/25/32..............   1,316,758      169,948   /(g,h,p)/

                                              PRINCIPAL
                                                 AMOUNT      VALUE

       5.00%          10/25/35 - 08/25/38... $1,531,424 $1,504,519
       5.50%          01/25/33..............    668,087    688,686
       7.37%          09/25/42..............    162,508     30,657 /(g,h,i,p)/
       7.47%          08/25/16..............     25,443      1,472 /(g,h,i,p)/
       16.10%         03/25/31..............     46,810     52,955     /(h,i)/
      Federal National Mortgage Assoc.
       (Class 1)
       4.50%          09/01/35 - 01/01/36...  3,807,472    782,673     /(g,p)/
       5.00%          05/25/38..............  1,194,519    217,593     /(g,p)/
      Federal National Mortgage Assoc.
       (Class 2)
       4.50%          08/01/35..............  1,224,546    289,045     /(g,p)/
       5.00%          03/25/38..............  1,119,837    220,597     /(g,p)/
       5.50%          12/01/33..............    275,090     60,588     /(g,p)/
       7.50%          11/01/23..............     16,442      2,646   /(g,h,p)/
       8.00%          08/01/23 - 07/01/24...      6,235      1,458   /(g,h,p)/
      Federal National Mortgage Assoc.
       (Class H)
       5.00%          10/25/22..............     62,107      6,670   /(g,h,p)/
      Federal National Mortgage Assoc.
       (Class K)
       1008.00%       05/25/22..............          4         84   /(g,h,p)/
      Federal National Mortgage
       Assoc. REMIC
       6.01%          01/25/40..............  1,457,263    163,624   /(g,i,p)/
       6.31%          07/25/36..............  5,589,353    687,475   /(g,i,p)/
       6.42%          06/25/36..............  2,640,924    355,906   /(g,i,p)/
      Government National Mortgage
       Assoc.
       6.17%          05/20/39..............  4,350,097    481,251   /(g,i,p)/
       6.27%          01/20/37..............  6,774,300    656,294   /(g,i,p)/
                                                         8,457,123

      ASSET BACKED -- 0.7%

      American Express Credit Account
       Master Trust (Class A)
       0.22%          12/17/12..............  5,000,000  4,991,646     /(h,i)/
      Bear Stearns Asset Backed Securities
       Trust
       0.45%          11/25/35..............  1,595,797  1,456,966       /(i)/
      Bear Stearns Asset Backed Securities
       Trust (Class A)
       0.60%          01/25/34..............      9,125      6,011       /(i)/
      Capital Auto Receivables Asset Trust
       0.29%          05/15/11..............  1,132,917  1,131,582     /(h,i)/
      Capital One Auto Finance Trust
       0.23%          04/15/12..............    852,462    850,387     /(h,i)/
      Countrywide Asset-Backed
       Certificates
       5.31%          08/25/35..............    250,000    230,177       /(i)/
      Countrywide Asset-Backed
       Certificates (Class M)
       1.28%          06/26/33..............    586,601    136,029       /(i)/
      Discover Card Master Trust I (Class A)
       0.56%          06/16/15..............    420,000    394,809       /(i)/
      Discover Card Master Trust I (Class B)
       (Series 2)
       0.41%          05/15/12..............    690,000    660,614       /(i)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                           PRINCIPAL
                                              AMOUNT          VALUE

            Ford Credit Auto Owner Trust
             (Class A)
             0.27%         02/15/12...... $3,763,942 $    3,753,949   /(h,i)/
            GSAMP Trust
             0.34%         05/25/36......    387,628        317,855   /(b,i)/
            GSR Mortgage Loan Trust
             0.43%         11/25/30......  1,477,206        267,295     /(i)/
            Indymac Residential Asset
             Backed Trust
             0.35%         06/25/36......    839,913        814,692     /(i)/
            Indymac Residential Asset
             Backed Trust (Class M)
             2.23%         04/25/47......    189,000            439 /(h,i,n)/
            Indymac Seconds Asset Backed
             Trust (Class A)
             0.39%         02/25/37......  1,381,286        515,609     /(i)/
            Mid-State Trust
             7.54%         07/01/35......      4,022          3,787   /(h,n)/
            Nissan Auto Lease Trust
             0.30%         02/15/13......    539,279        538,826     /(i)/
            Residential Asset Securities Corp.
             0.73%         07/25/32......      4,938          2,397   /(h,i)/
            Saxon Asset Securities Trust
             5.23%         08/25/35......    241,989        209,922     /(i)/
            SLM Student Loan Trust (Class A)
             0.30%         06/15/18......     54,539         53,910   /(h,i)/
            Triad Auto Receivables Owner
             Trust (Class A)
             0.29%         02/12/14......  2,000,000      1,936,385     /(i)/
            Wells Fargo Home Equity Trust
             3.97%         05/25/34......      6,468          6,416 /(h,i,n)/
                                                         18,279,703

            CORPORATE NOTES -- 8.2%

            Abbey National Treasury Services PLC
             3.88%         11/10/14......    842,000        844,997     /(b)/
            Abu Dhabi National Energy Co.
             6.25%         09/16/19......    300,000        290,596     /(b)/
            Adaro Indonesia PT
             7.63%         10/22/19......    100,000         98,875     /(b)/
            AES El Salvador Trust
             6.75%         02/01/16......    300,000        266,350     /(b)/
            Air Jamaica Ltd.
             9.38%         07/08/15......    282,857        246,086
            Alliance One International, Inc.
             10.00%        07/15/16......    676,000        709,800     /(b)/
            ALROSA Finance S.A.
             8.88%         11/17/14......    300,000        308,625     /(b)/
            American Electric Power
             Company, Inc. (Series C)
             5.38%         03/15/10......  2,125,000      2,144,293     /(h)/
            American Tower Corp.
             4.63%         04/01/15......  1,000,000      1,011,455     /(b)/
            Anheuser-Busch InBev
             Worldwide Inc.
             5.38%         11/15/14......    883,000        934,882     /(b)/
             7.20%         01/15/14......    216,000        244,979     /(b)/
             7.75%         01/15/19......  1,308,000      1,531,400     /(b)/

                                   PRINCIPAL
                                      AMOUNT          VALUE

              Apria Healthcare Group Inc.
               11.25%   11/01/14. $1,110,000 $    1,218,225 /(b)/
               12.38%   11/01/14.    365,000        401,500 /(b)/
              ARAMARK Corp.
               8.50%    02/01/15.  1,000,000      1,030,000
              Archer-Daniels-Midland Co.
               6.45%    01/15/38.    651,000        724,809
              Arcos Dorados BV
               7.50%    10/01/19.    200,000        198,250 /(b)/
              Arizona Public Service Co.
               6.25%    08/01/16.    370,000        391,180 /(h)/
              AT&T Inc.
               6.40%    05/15/38.  1,208,000      1,241,424
               6.70%    11/15/13.    934,000      1,053,783
              Axtel SAB de C.V.
               9.00%    09/22/19.     74,000         75,850 /(b)/
              Banco do Brasil S.A.
               8.50%    10/29/49.    500,000        532,500 /(b)/
              Banco Mercantil del Norte S.A.
               6.14%    10/13/16.    148,000        143,476 /(i)/
              Banco Nacional de
               Desenvolvimento
               Economico e Social
               6.50%    06/10/19.  1,000,000      1,075,000 /(b)/
              Bank of America Corp.
               5.75%    12/01/17.  2,750,000      2,816,050
               6.50%    08/01/16.  1,275,000      1,371,036
               7.38%    05/15/14.    335,000        380,129
              Barclays Bank PLC
               5.00%    09/22/16.    543,000        554,844
               5.20%    07/10/14.    800,000        848,006
              BlackRock, Inc.
               5.00%    12/10/19.    878,000        862,794
              Boston Properties LP (REIT)
               5.88%    10/15/19.    686,000        688,148
              Boston Scientific Corp.
               6.00%    01/15/20.    448,000        457,756
              Bristol-Myers Squibb Co.
               5.88%    11/15/36.    234,000        243,197 /(h)/
              CA, Inc.
               5.38%    12/01/19.    636,000        639,568
               6.13%    12/01/14.    345,000        381,139
              Calpine Corp.
               7.25%    10/15/17.  2,648,000      2,542,080 /(b)/
              Cantor Fitzgerald LP
               7.88%    10/15/19.    710,000        694,845 /(b)/
              Carolina Power & Light Co.
               5.15%    04/01/15.    810,000        871,667 /(h)/
               5.70%    04/01/35.    155,000        154,143 /(h)/
               6.13%    09/15/33.     12,000         12,591 /(h)/
              Case New Holland Inc.
               7.75%    09/01/13.  1,476,000      1,509,210 /(b)/
              Cenovus Energy Inc.
               4.50%    09/15/14.    753,000        777,282 /(b)/
               6.75%    11/15/39.    685,000        746,687 /(b)/
              Centrais Eletricas Brasileiras S.A.
               6.88%    07/30/19.    400,000        433,500 /(b)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                              PRINCIPAL
                                                 AMOUNT          VALUE

              Central American Bank for
               Economic Integration
               5.38%            09/24/14.... $  770,000 $      798,875 /(b)/
              CFG Investment SAC
               9.25%            12/19/13....    400,000        397,000
              Chesapeake Energy Corp.
               7.25%            12/15/18....  1,000,000      1,007,500
              Ciliandra Perkasa Finance
               Company Pvt Ltd.
               10.75%           12/08/11....    100,000        102,726
              Cincinnati Bell Inc.
               8.25%            10/15/17....  2,265,000      2,298,975
              Citigroup, Inc.
               5.00%            09/15/14....    859,000        828,097
               5.13%            05/05/14....  1,394,000      1,387,461
               6.38%            08/12/14....  1,682,000      1,760,898
               8.50%            05/22/19....  1,777,000      2,051,996
              City National Capital Trust I
               9.63%            02/01/40....    638,000        677,626
              CME Group Inc.
               5.40%            08/01/13....    570,000        615,152
              Comcast Corp.
               6.50%            01/15/15....    685,000        767,442
              Community Health Systems, Inc.
               8.88%            07/15/15....  1,000,000      1,035,000
              Consolidated Edison Company of
               New York Inc.
               5.85%            04/01/18....    528,000        565,566
               6.65%            04/01/19....    528,000        598,325
               7.13%            12/01/18....  6,232,000      7,201,444
              COX Communications Inc.
               7.13%            10/01/12....    240,000        266,601 /(h)/
               7.75%            11/01/10....    375,000        392,574 /(h)/
              Credit Suisse
               6.00%            02/15/18....  1,814,000      1,898,057
              Credit Suisse First Boston
               International for CJSC The
               EXIM of Ukraine
               7.65%            09/07/11....    600,000        504,000
              CVS Caremark Corp.
               5.75%            06/01/17....    264,000        278,629
               6.13%            09/15/39....  1,026,000      1,016,868
               6.60%            03/15/19....    302,000        330,475
              DASA Finance Corp.
               8.75%            05/29/18....  1,422,000      1,475,325
              Diageo Capital PLC
               5.20%            01/30/13....    454,000        486,032
              Diageo Finance BV
               3.25%            01/15/15....    691,000        686,402
              Diamond Offshore Drilling, Inc.
               5.70%            10/15/39....  1,696,000      1,650,802
              Digicel Group Ltd.
               8.25%            09/01/17....    100,000         97,500 /(b)/
              DirecTV Financing Company Inc.
               4.75%            10/01/14....    956,000        974,485 /(b)/
               5.88%            10/01/19....    798,000        811,643 /(b)/
              Dolphin Energy Ltd.
               5.89%            06/15/19....    792,000        799,920 /(b)/

                                               PRINCIPAL
                                                  AMOUNT            VALUE

             Dominion Resources, Inc.
              5.20%           08/15/19....... $  188,000  $      190,931
             Dover Corp.
              6.50%           02/15/11.......    219,000         231,356  /(h)/
             Drummond Company Inc.
              9.00%           10/15/14.......    898,000         941,778  /(b)/
             Duke Energy Indiana Inc.
              6.35%           08/15/38.......    659,000         719,936
             Ecopetrol S.A.
              7.63%           07/23/19.......    220,000         243,870
             Embraer Overseas Ltd.
              6.38%           01/15/20.......    295,000         295,000
             Empresa Nacional del Petroleo
              6.25%           07/08/19.......  1,200,000       1,247,650  /(b)/
             Empresas Publicas de Medellin ESP
              7.63%           07/29/19.......    200,000         220,000  /(b)/
             European Investment Bank
              4.88%           01/17/17.......  1,200,000       1,285,880
             Exelon Generation Company LLC
              5.20%           10/01/19.......    597,000         597,267
              6.25%           10/01/39.......    855,000         871,100
             Export-Import Bank of Korea
              5.88%           01/14/15.......    200,000         214,622
             Gaz Capital S.A.
              8.13%           07/31/14.......    100,000         106,000  /(b)/
              9.25%           04/23/19.......    750,000         836,250
             Genworth Financial Inc.
              8.63%           12/15/16.......    638,000         661,887
             Gerdau Holdings Inc.
              7.00%           01/20/20.......    300,000         308,250  /(b)/
             GlaxoSmithKline Capital Inc.
              4.85%           05/15/13.......    885,000         950,002
             Globo Comunicacao e
              Participacoes S.A.
              7.25%           04/26/22.......    300,000         313,500  /(b)/
             HCA Inc.
              7.88%           02/15/20.......    786,000        818,423// /(b)/
              9.25%           11/15/16.......  1,000,000       1,073,750
             HCC Insurance Holdings, Inc.
              6.30%           11/15/19.......    352,000         357,519
             Health Management Associates, Inc.
              6.13%           04/15/16.......  1,478,000       1,385,625
             Holcim US Finance Sarl & Cie SCS
              6.00%           12/30/19.......    539,000         561,040  /(b)/
             Host Hotels & Resorts LP (REIT)
              9.00%           05/15/17.......  1,000,000       1,081,250  /(b)/
             HSBC Bank USA N.A.
              4.63%           04/01/14.......    585,000         610,677
              7.00%           01/15/39.......    750,000         840,185
             HSBC Finance Corp.
              5.00%           06/30/15.......  2,545,000       2,628,995
              5.70%           06/01/11.......  1,466,000       1,531,551
              6.75%           05/15/11.......    405,000         428,036  /(h)/
             HSBC Holdings PLC
              6.50%           05/02/36.......    100,000         104,882  /(h)/
              6.80%           06/01/38.......    750,000         813,953
             Hutchison Whampoa
              International 09/16 Ltd.
              4.63%           09/11/15.......  1,000,000       1,008,990  /(b)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                            PRINCIPAL
                                               AMOUNT          VALUE

              Hydro Quebec
               8.05%         07/07/24..... $  820,000 $    1,014,825 /(h)/
              Illinois Power Co.
               9.75%         11/15/18.....    796,000        989,802
              Indo Integrated Energy BV
               9.00%         06/01/12.....    300,000        302,861
              Ingles Markets Inc.
               8.88%         05/15/17.....  2,590,000      2,693,600
              Inmarsat Finance PLC
               7.38%         12/01/17.....    900,000        920,250 /(b)/
              Intelsat Subsidiary Holding
               Company Ltd.
               8.88%         01/15/15.....    676,000        699,660
              Intergas Finance BV
               6.88%         11/04/11.....    200,000        204,000
              Intergen N.V.
               9.00%         06/30/17.....  1,500,000      1,563,750 /(b)/
              International Business
               Machines Corp.
               4.75%         11/29/12.....  1,300,000      1,396,647 /(h)/
              International Paper Co.
               7.50%         08/15/21.....  1,346,000      1,508,154
              Inversiones CMPC S.A.
               6.13%         11/05/19.....    300,000        302,280 /(b)/
              Johnson & Johnson
               5.85%         07/15/38.....    914,000        986,087
              JPMorgan Chase & Co.
               5.13%         09/15/14.....  1,318,000      1,390,178
               6.30%         04/23/19.....    516,000        567,640
              JPMorgan Chase Bank
               5.88%         06/13/16.....    618,000        648,473
              JPMorgan Chase Capital XXVII
               7.00%         11/01/39.....  1,009,000      1,017,590
              Kazakhstan Temir Zholy Finance BV
               6.50%         05/11/11.....    200,000        196,500
              KazMunaiGaz Finance Sub BV
               9.13%         07/02/18.....    200,000        222,000 /(b)/
               11.75%        01/23/15.....    400,000        482,000 /(b)/
              KeyBank NA
               5.80%         07/01/14.....  1,060,000      1,031,714
              Korea Hydro & Nuclear Power
               Company Ltd.
               6.25%         06/17/14.....    400,000        436,444 /(b)/
              Korea National Oil Corp.
               5.38%         07/30/14.....    500,000        528,571 /(b)/
              Kreditanstalt fuer Wiederaufbau
               3.50%         03/10/14.....  2,526,000      2,595,892
               4.13%         10/15/14.....    413,000        432,801
               4.50%         07/16/18.....  1,360,000      1,404,439
              L-3 Communications Corp.
               5.88%         01/15/15.....    777,000        776,029
              Lincoln National Corp.
               8.75%         07/01/19.....  1,149,000      1,312,852
              Majapahit Holding BV
               7.25%         10/17/11.....    500,000        522,500 /(b)/
               7.75%         10/17/16.....    725,000        767,630 /(b)/
               7.75%         01/20/20.....    400,000        419,000
              McDonald's Corp.
               6.30%         03/01/38.....    381,000        420,265

                                        PRINCIPAL
                                           AMOUNT          VALUE

              Mead Johnson Nutrition Co.
               4.90%      11/01/19.... $  790,000 $      783,276 /(b)/
              Merrill Lynch & Company Inc.
               6.05%      08/15/12....    919,000        984,462
               6.88%      04/25/18....    544,000        586,126
              Morgan Stanley
               5.05%      01/21/11....    949,000        984,289
               5.63%      09/23/19....  1,367,000      1,376,993
               6.00%      04/28/15....    533,000        567,763
               7.30%      05/13/19....    756,000        848,935
              Morgan Stanley (Series F)
               6.63%      04/01/18....    500,000        540,584
              Munich Re America Corp. (Series B)
               7.45%      12/15/26....    315,000        324,457 /(h)/
              NAK Naftogaz Ukraine
               9.50%      09/30/14....    200,000        167,893 /(q)/
              National Agricultural
               Cooperative Federation
               5.00%      09/30/14....    637,000        660,206 /(b)/
              NET Servicos de Comunicacao S.A.
               7.50%      01/27/20....    300,000        306,000 /(b)/
              Nevada Power Co. (Series I)
               6.50%      04/15/12....    515,000        552,148 /(h)/
              Newmont Mining Corp.
               5.13%      10/01/19....    539,000        539,252
               6.25%      10/01/39....  1,061,000      1,062,268
              News America Inc.
               5.65%      08/15/20....    481,000        500,843 /(b)/
               6.65%      11/15/37....    956,000      1,009,829
              Nexen Inc.
               6.20%      07/30/19....    744,000        787,241
               7.50%      07/30/39....    826,000        946,964
              Nisource Finance Corp.
               6.13%      03/01/22....    602,000        614,371
              Noble Group Ltd.
               6.75%      01/29/20....    100,000        102,625 /(b)/
              NorthWestern Corp.
               5.88%      11/01/14....    200,000        207,457 /(h)/
              NRG Energy, Inc.
               7.38%      02/01/16....  1,000,000      1,001,250
              Odebrecht Finance Ltd.
               7.00%      04/21/20....    500,000        505,625 /(b)/
              Oracle Corp.
               5.00%      07/08/19....    688,000        709,531
              Pacific Gas & Electric Co.
               5.80%      03/01/37....    500,000        506,753
              Pacific Rubiales Energy Corp.
               8.75%      11/10/16....    100,000        105,000 /(b)/
              Pacificorp
               6.25%      10/15/37....    153,000        165,074
              Parker Hannifin Corp.
               5.50%      05/15/18....    830,000        874,388
              Pemex Finance Ltd.
               9.03%      02/15/11....     66,250         68,238 /(h)/
              Petrobras International Finance Co.
               5.75%      01/20/20....    750,000        762,965
              Petroleos Mexicanos
               4.88%      03/15/15....    880,000        876,744 /(b)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                 PRINCIPAL
                                                    AMOUNT          VALUE

              Petroleum Company of Trinidad &
               Tobago Ltd.
               6.00%           05/08/22........ $  900,000 $      837,000 /(b)/
              Petronas Capital Ltd.
               5.25%           08/12/19........    400,000        400,187 /(b)/
              Petronas Global Sukuk Ltd.
               4.25%           08/12/14........    300,000        300,698 /(b)/
              Pfizer Inc.
               6.20%           03/15/19........    128,000        142,288
               7.20%           03/15/39........    316,000        386,132
              Pioneer Natural Resources Co.
               7.50%           01/15/20........    605,000        605,275
              Plains All American Pipeline LP
               4.25%           09/01/12........  1,035,000      1,068,103
              PNC Funding Corp.
               4.25%           09/21/15........    684,000        697,752
              Potomac Electric Power Co.
               7.90%           12/15/38........    233,000        297,642
              Power Sector Assets & Liabilities
               Management Corp.
               7.39%           12/02/24........    100,000        103,000 /(b)/
              Principal Financial Group, Inc.
               8.88%           05/15/19........    475,000        547,922
              Prudential Financial, Inc.
               3.63%           09/17/12........    342,000        347,059
               5.15%           01/15/13........    792,000        833,168
               5.70%           12/14/36........    485,000        438,210 /(h)/
               6.10%           06/15/17........    415,000        429,572
               7.38%           06/15/19........    685,000        767,999
              Public Service Company of Colorado
               7.88%           10/01/12........    382,000        438,305 /(h)/
              Qtel International Finance Ltd.
               6.50%           06/10/14........    500,000        540,700 /(b)/
               7.88%           06/10/19........    500,000        560,487 /(b)/
              QVC Inc.
               7.50%           10/01/19........  1,000,000      1,020,000 /(b)/
              Qwest Communications
               International Inc.
               8.00%           10/01/15........  1,000,000      1,027,500 /(b)/
              RailAmerica, Inc.
               9.25%           07/01/17........  1,348,000      1,433,935
              Republic Services Inc.
               5.50%           09/15/19........    481,000        488,432 /(b)/
               5.25%           11/15/21........    637,000        626,316 /(b)/
              Reynolds Group DL Escrow Inc.
               7.75%           10/15/16........  2,470,000      2,525,575 /(b)/
              Royal Bank of Scotland Group PLC
               6.40%           10/21/19........    461,000        459,520
              RSHB Capital SA for OJSC Russian
               Agricultural Bank
               6.97%           09/21/16........    200,000        196,500 /(i)/
              SBA Telecommunications Inc.
               8.00%           08/15/16........    296,000        309,320 /(b)/
               8.25%           08/15/19........    444,000        470,640 /(b)/
              Simon Property Group LP (REIT)
               6.75%           05/15/14........    824,000        878,120
              Southern California Edison Co.
               5.50%           08/15/18........  1,009,000      1,077,113

                                             PRINCIPAL
                                                AMOUNT          VALUE

              Southern Copper Corp.
               7.50%         07/27/35...... $  100,000 $       99,084
              Spirit Aerosystems Inc.
               7.50%         10/01/17......  1,000,000        985,000 /(b)/
              Talecris Biotherapeutics Holdings Corp.
               7.75%         11/15/16......  1,500,000      1,522,500 /(b)/
              Talisman Energy Inc.
               7.75%         06/01/19......    732,000        859,666
              Target Corp.
               7.00%         01/15/38......    553,000        645,212
              Teachers Insurance & Annuity
               Association of America
               6.85%         12/16/39......    768,000        793,911 /(b)/
              Telecom Italia Capital S.A.
               6.20%         07/18/11......    989,000      1,046,821
               7.18%         06/18/19......    960,000      1,070,268
              Telefonica Emisiones SAU
               5.86%         02/04/13......    600,000        648,280
              Tesoro Corp. (Series B)
               6.63%         11/01/15......  1,770,000      1,681,500
              The Allstate Corp.
               7.45%         05/16/19......    502,000        583,235
              The Bear Stearns Companies LLC
               6.95%         08/10/12......  1,250,000      1,396,595 /(h)/
              The Dow Chemical Co.
               5.90%         02/15/15......    720,000        773,695
               8.55%         05/15/19......    346,000        412,828
              The Goldman Sachs Group, Inc.
               6.00%         05/01/14......  1,008,000      1,102,518
               6.60%         01/15/12......    264,000        287,005
               7.50%         02/15/19......    214,000        249,482
              The Kroger Co.
               6.15%         01/15/20......  1,096,000      1,172,992
              The Procter & Gamble Co.
               5.50%         02/01/34......    311,000        318,109
              The Royal Bank of Scotland PLC
               4.88%         08/25/14......    460,000        466,295 /(b)/
              The Toledo Edison Company
               7.25%         05/01/20......    324,000        369,727
              The Travelers Companies, Inc.
               5.80%         05/15/18......  2,024,000      2,157,038
              The Williams Companies, Inc.
               7.88%         09/01/21......    955,000      1,095,404
              Thermo Fisher Scientific, Inc.
               3.25%         11/18/14......    636,000        623,536 /(b)/
              Thomson Reuters Corp.
               5.95%         07/15/13......    821,000        898,758
              Ticketmaster Entertainment, Inc.
               10.75%        08/01/16......    500,000        538,750
              Time Warner Cable Inc.
               6.75%         07/01/18......  1,864,000      2,047,721
               7.50%         04/01/14......    622,000        716,655
               8.75%         02/14/19......    272,000        331,507
              Time Warner Inc.
               5.88%         11/15/16......    897,000        968,319
              TNK-BP Finance S.A.
               6.13%         03/20/12......    300,000        307,500
              Transocean Inc.
               6.00%         03/15/18......    501,000        534,537

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                  PRINCIPAL
                                                     AMOUNT          VALUE

              United Technologies Corp.
               6.13%           07/15/38......... $  274,000 $      296,840
              UPC Germany GmbH
               8.13%           12/01/17.........    700,000        707,875 /(b)/
              USB Capital XIII Trust
               6.63%           12/15/39.........    639,000        649,441
              Vale Overseas Ltd.
               6.88%           11/10/39.........    156,000        157,049
              Valero Energy Corp.
               6.63%           06/15/37.........    932,000        874,525
              Vedanta Resources PLC
               6.63%           02/22/10.........    830,000        832,075
               9.50%           07/18/18.........    100,000        101,500 /(b)/
              Verizon Communications Inc.
               5.25%           04/15/13.........  2,500,000      2,694,925
               6.35%           04/01/19.........    430,000        474,389
               6.40%           02/15/38.........    210,000        219,536
               6.90%           04/15/38.........    536,000        594,072
               8.75%           11/01/18.........  1,998,000      2,495,540
              Verizon Global Funding Corp.
               7.25%           12/01/10.........    788,000        832,739
              Verizon Wireless Capital LLC
               5.55%           02/01/14.........  1,500,000      1,627,917
              VIP Finance Ireland Ltd. for OJSC
               Vimpel Communications (Class A)
               8.38%           04/30/13.........    400,000        423,000 /(b)/
              Virgin Media Finance PLC
               8.38%           10/15/19.........    700,000        720,125
               9.50%           08/15/16.........  1,700,000      1,825,375
              Voto-Votorantim Overseas Trading
               Operations N.V.
               6.63%           09/25/19.........    300,000        300,750 /(b)/
              VTB Capital SA for Vneshtorgbank
               6.32%           02/04/15.........    200,000        198,040 /(i)/
              Walgreen Co.
               5.25%           01/15/19.........  1,131,000      1,200,226
              WEA Finance LLC
               6.75%           09/02/19.........    688,000        738,735 /(b)/
               7.50%           06/02/14.........  1,028,000      1,156,803 /(b)/
              Westpac Banking Corp.
               4.88%           11/19/19.........  1,272,000      1,255,470
              Woodside Finance Ltd.
               4.50%           11/10/14.........  1,134,000      1,144,111 /(b)/
              Wyeth
               5.50%           03/15/13.........  1,364,000      1,483,061
              XL Capital Ltd.
               5.25%           09/15/14.........  1,520,000      1,488,568
              Xstrata Finance Canada Ltd.
               5.80%           11/15/16.........    685,275        702,377 /(b)/
              XTO Energy Inc.
               6.38%           06/15/38.........    418,000        470,505
               6.50%           12/15/18.........    236,000        269,677
                                                               211,624,706

              NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%

              Banc of America Commercial
               Mortgage Inc. (Class A)
               5.66%           06/10/49.........  1,770,000      1,479,434

                                           PRINCIPAL
                                              AMOUNT          VALUE

            Banc of America Commercial
             Mortgage Inc. (Class C)
             5.70%          04/10/49..... $  400,000 $       86,452 /(h,I,n)/
            Banc of America Funding Corp.
             5.37%          02/20/36.....      7,547              3 /(h,I,n)/
             5.53%          02/20/36.....    217,549          7,984 /(h,I,n)/
             5.60%          03/20/36.....    191,455         10,454 /(h,I,n)/
            Banc of America Mortgage
             Securities Inc. (Class B)
             5.16%          01/25/36.....    196,773         16,553 /(h,I,n)/
             5.52%          02/25/36.....    157,001         29,758 /(h,I,n)/
            Bear Stearns Commercial
             Mortgage Securities
             5.24%          12/11/38.....    580,000        472,778
             5.33%          02/11/44.....    980,000        845,715
             5.41%          03/11/39.....  1,000,000      1,015,055   /(h,i)/
             5.46%          03/11/39.....    600,000        365,870     /(i)/
             5.48%          10/12/41.....  1,500,000      1,517,763     /(h)/
             5.69%          06/11/50.....  1,400,000      1,225,808     /(i)/
             5.72%          06/11/40.....    710,000        354,905     /(i)/
             6.21%          11/11/17.....    870,000        426,765     /(i)/
            Bear Stearns Commercial
             Mortgage Securities (Class A)
             5.46%          04/12/38.....  1,175,000      1,192,380   /(h,i)/
             5.54%          10/12/41.....  3,590,000      3,569,617
             5.92%          06/11/50.....    620,000        447,650     /(i)/
            Citigroup Commercial Mortgage
             Trust (Class A)
             5.62%          10/15/48.....  1,770,000      1,686,149
            Countrywide Alternative Loan
             Trust (Class B)
             6.00%          08/25/36.....     23,404            401   /(h,n)/
            Credit Suisse Mortgage
             Capital Certificates
             5.47%          09/15/39.....    682,000        584,148     /(h)/
            Credit Suisse Mortgage Capital
             Certificates (Class C)
             5.65%          02/25/36.....    109,779          7,976 /(h,i,n)/
            Crusade Global Trust (Class A)
             0.48%          01/17/34.....  1,260,577      1,252,659   /(h,i)/
            CS First Boston Mortgage
             Securities Corp.
             5.34%          10/25/35.....    164,456         13,156 /(h,i,n)/
            Greenwich Capital Commercial
             Funding Corp.
             5.44%          03/10/39.....  1,070,000        945,393
             5.60%          12/10/49.....  1,110,000      1,099,356
            GS Mortgage Securities Corp II
             5.56%          11/10/39.....  1,060,000        928,076
            Impac CMB Trust
             0.49%          04/25/35.....    244,173        134,863   /(h,i)/
            Indymac INDA Mortgage Loan Trust
             5.22%          01/25/36.....     99,488          1,194 /(h,i,n)/
            Indymac INDA Mortgage Loan
             Trust (Class B)
             5.22%          01/25/36.....    107,187          6,040 /(h,i,n)/
            JP Morgan Chase Commercial
             Mortgage Securities Corp.
             5.34%          08/12/37.....  1,110,000      1,095,367     /(i)/

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                        PRINCIPAL
                                           AMOUNT          VALUE

      5.50%     06/12/47............. $   350,000 $      155,852       /(i)/
      6.07%     02/12/51.............   1,720,000      1,353,003
     JP Morgan Chase Commercial
      Mortgage Securities Corp.
      (Class A)
      5.90%     02/12/51.............   1,410,000      1,020,546       /(i)/
     LB-UBS Commercial
      Mortgage Trust
      0.67%     09/15/39.............  18,160,515        367,810   /(h,i,n)/
      0.72%     01/18/12.............   3,300,686         37,523   /(h,i,n)/
      4.95%     09/15/30.............     630,000        610,473
      5.66%     03/15/39.............   1,000,000        926,371     /(h,i)/
      5.87%     09/15/45.............   1,770,000      1,553,546       /(i)/
      6.15%     04/15/41.............     320,000        187,240

     LB-UBS Commercial Mortgage
      Trust (Class F)
      6.24%     07/15/40.............     475,000         79,420     /(i,n)/
     MASTR Alternative Loans Trust
      5.00%     08/25/18.............      33,861          3,332 /(g,h,n,p)/
     Medallion Trust (Class A)
      0.31%     08/22/36.............     826,839        784,436       /(i)/
     MLCC Mortgage Investors Inc.
      5.04%     02/25/36.............     164,986          6,319   /(h,i,n)/
     Morgan Stanley Capital I
      5.16%     10/12/52.............   2,000,000      1,959,416       /(i)/
      5.28%     12/15/43.............   1,500,000      1,518,848       /(h)/
      5.33%     12/15/43.............   1,500,000      1,391,929       /(h)/
      5.36%     11/12/41.............   2,625,000      2,161,065
      5.39%     11/12/41.............   2,000,000      1,123,277     /(h,i)/
      5.69%     04/15/49.............     925,000        779,437       /(i)/
      5.71%     07/12/44.............     300,000        300,319       /(h)/
     Morgan Stanley Capital I (Class
      A)
      1.00%     03/12/44.............   1,660,000      1,600,833       /(i)/
     MortgageIT Trust (Class A)
      0.53%     08/25/35.............   1,693,799      1,029,547       /(i)/
     Opteum Mortgage
      Acceptance Corp.
      0.53%     02/25/35.............     121,569         79,020     /(h,i)/
     Residential Accredit Loans Inc.
      6.00%     01/25/36.............     179,071          4,281     /(h,n)/
     Residential Funding Mortgage
      Securities I
      5.75%     01/25/36.............     200,634         14,949     /(h,n)/
     Wachovia Bank Commercial
      Mortgage Trust
      5.25%     12/15/43.............   1,100,000      1,062,759
     Wachovia Bank Commercial
      Mortgage Trust (Class A)
      5.99%     06/15/45.............     350,000        210,829       /(i)/
     WaMu Mortgage Pass
      Through Certificates
      0.57%     01/25/45.............      94,797         58,652       /(i)/
     Wells Fargo Mortgage Backed
      Securities Trust
      5.39%     08/25/35.............     468,351         24,999   /(h,i,n)/
      5.50%     01/25/36 - 03/25/36..     561,108         62,643     /(h,n)/
     Wells Fargo Mortgage Backed
      Securities Trust (Class B)
      5.50%     03/25/36.............     943,754        194,151     /(h,n)/
                                                      41,482,547

                                                 PRINCIPAL
                                                    AMOUNT          VALUE

              SOVEREIGN BONDS -- 0.4%

              Democratic Socialist Republic of
               Sri Lanka
               7.40%           01/22/15........ $  100,000 $      103,750 /(b)/
               8.25%           10/24/12........    100,000        104,990
              Government of Argentina
               2.50%           12/31/38........    135,339         47,030
              Government of Belize
               4.25%           02/20/29........    135,400         74,470 /(j)/
              Government of Brazil
               5.63%           01/07/41........    300,000        282,750
               5.88%           01/15/19........    400,000        426,000
               8.00%           01/15/18........    500,556        571,134 /(h)/
              Government of Colombia
               6.13%           01/18/41........    500,000        463,750
              Government of Croatia
               6.75%           11/05/19........    400,000        430,830 /(b)/
              Government of Dominican
               9.50%           09/27/11........    261,727        272,196
              Government of Korea
               5.75%           04/16/14........    221,000        241,566
              Government of Lebanon
               4.00%           12/31/17........    114,750        106,144 /(a)/
              Government of Manitoba Canada
               4.90%           12/06/16........    330,000        349,027 /(h)/
              Government of Panama
               5.20%           01/30/20........    300,000        300,750
              Government of Peruvian
               6.55%           03/14/37........    925,000        962,000
               7.35%           07/21/25........    100,000        114,500
              Government of Philippines
               6.50%           01/20/20........    300,000        324,750
              Government of Poland
               6.38%           07/15/19........    222,000        241,466
              Government of Qatar
               4.00%           01/20/15........    100,000        100,250 /(b)/
               5.25%           01/20/20........    400,000        403,000 /(b)/
               6.40%           01/20/40........    100,000        100,500 /(b)/
              Government of Quebec Canada
               7.50%           09/15/29........    495,000        622,759
              Government of Turkey
               7.50%           07/14/17........  1,000,000      1,135,000
              Government of Uruguay
               6.88%           09/28/25........    220,478        231,502
              Government of Venezuela
               5.38%           08/07/10........    680,000        663,000
               10.75%          09/19/13........    517,000        454,960
              Korea Expressway Corp.
               4.50%           03/23/15........    400,000        407,552 /(b)/
              Republic of Ghana
               8.50%           10/04/17........    200,000        204,500 /(b)/
              Republic of Lithuania
               6.75%           01/15/15........    400,000        407,246 /(b)/
              Republic of the Philippines
               6.38%           10/23/34........    200,000        196,000
                                                               10,343,372

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                               PRINCIPAL
                                                  AMOUNT          VALUE

             MUNICIPAL BONDS AND NOTES -- 0.1%

             American Municipal
              Power-Ohio Inc.
              6.05%            02/15/43..... $   550,000 $      515,169
             Dallas Area Rapid Transit
              6.00%            12/01/44.....     425,000        435,209
             New Jersey State
              Turnpike Authority
              7.41%            01/01/40.....     200,000        223,952
             New Jersey Transportation Trust
              Fund Authority
              6.88%            12/15/39.....     620,000        636,883
                                                              1,811,213

             TOTAL BONDS AND NOTES
              (COST $570,659,891)...........                574,007,805
                                               NUMBER OF
                                                  SHARES          VALUE
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             EXCHANGE TRADED FUNDS -- 0.5%
             -------------------------------------------------------------------
             Financial Select Sector
              SPDR Fund                          168,022      2,417,837   /(l)/
             Industrial Select Sector
              SPDR Fund                          330,510      9,184,873   /(l)/
             iShares MSCI Emerging Markets
              Index Fund                           8,445        350,468   /(o)/

             TOTAL EXCHANGE TRADED FUNDS
              (COST $16,715,172)............                 11,953,178
             -------------------------------------------------------------------
             OTHER INVESTMENTS -- 0.2%
             -------------------------------------------------------------------
             GEI Investment Fund
              (COST $7,373,219).............                  5,603,647   /(k)/

             TOTAL INVESTMENTS IN SECURITIES
              (COST $2,110,825,966).........              2,174,821,145
             -------------------------------------------------------------------
             SHORT-TERM INVESTMENTS -- 17.0%
             -------------------------------------------------------------------

             SHORT-TERM INVESTMENTS -- 5.4%

             GE Money Market Fund
              Institutional Class
              0.01%                                         139,018,294 /(d,m)/
                                               PRINCIPAL
                                                  AMOUNT          VALUE
             -------------------------------------------------------------------

             TIME DEPOSIT -- 0.0%*

             State Street Corp.
              0.01%            01/04/10..... $   125,973        125,973   /(e)/

             U.S. TREASURIES -- 5.1%

             U.S. Treasury Bill
              0.06%            03/18/10.....   2,100,000      2,099,924   /(d)/
              0.09%            04/15/10.....  49,000,000     48,991,866   /(d)/
              0.13%            05/20/10.....  57,500,000     57,466,478   /(d)/
              0.14%            06/10/10.....   6,000,000      5,995,170   /(d)/

                                            PRINCIPAL
                                               AMOUNT           VALUE

             U.S. Treasury Notes
              2.00%          02/28/10.... $11,500,000 $   11,535,489
              2.13%          01/31/10....   4,500,000      4,507,385
                                                         130,596,312

             FEDERAL AGENCIES -- 6.5%

             Federal Home Loan Bank
              Discount Notes
              0.05%          02/12/10....  12,500,000     12,499,250  /(d)/
              0.06%          03/05/10....  19,105,000     19,102,287  /(d)/
              0.10%          03/19/10....  10,000,000      9,998,270  /(d)/
              0.11%          03/24/10....  25,000,000     24,995,400  /(d)/
             Federal Home Loan Mortgage
              Corp. Discount Notes
              0.10%          04/19/10....  54,700,000     54,680,144  /(d)/
             Federal National Mortgage
              Assoc. Discount Notes
              0.02%          01/14/10....   7,000,000      6,999,944  /(d)/
              0.03%          01/22/10....  28,000,000     27,999,664  /(d)/
              0.05%          02/22/10....   1,035,000      1,034,923  /(d)/
              0.11%          03/24/10....   9,500,000      9,498,252  /(d)/
                                                         166,808,134

             TOTAL SHORT-TERM INVESTMENTS
              (COST $436,529,887)........                436,548,713

             TOTAL INVESTMENTS
              (COST $2,547,355,853)......              2,611,369,858

             LIABILITIES IN EXCESS OF OTHER
              ASSETS, NET -- (1.6)%                      (41,000,404)
                                                      --------------

             NET ASSETS -- 100.0%........             $2,570,369,454
                                                      ==============
             ---------------------------------------------------------------
             OTHER INFORMATION
             ---------------------------------------------------------------

The GEI Total Return Fund had the following long futures contracts open at December 31, 2009:

                                     NUMBER     CURRENT      UNREALIZED
                         EXPIRATION    OF       NOTIONAL   APPRECIATION/
      DESCRIPTION           DATE    CONTRACTS    VALUE     (DEPRECIATION)
      -------------------------------------------------------------------
      DJ Euro Stoxx 50
       Index Futures     March 2010     30    $  1,279,222   $   17,084
      FTSE 100 Index
       Futures           March 2010      7         606,061        7,120
      Russell 2000 Mini
       Index Futures     March 2010    820      51,159,800    1,526,548
      S&P 500 Emini
       Index Futures     March 2010   2645     146,890,075    1,592,516
      S&P Midcap 400
       Emini Index
       Futures           March 2010      9         652,410       (4,417)
      Topix Index
       Futures           March 2010      4         388,635       (1,245)

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                                       NUMBER    CURRENT     UNREALIZED
                           EXPIRATION    OF      NOTIONAL  APPRECIATION/
       DESCRIPTION            DATE    CONTRACTS   VALUE    (DEPRECIATION)
       ------------------------------------------------------------------
       2 Yr. U.S.Treasury
        Notes Futures      March 2010     63    13,624,734     (20,241)
       5 Yr. U.S.Treasury
        Notes Futures      March 2010    197    22,533,414    (368,378)

The GEI Total Return Fund had the following short futures contracts open at December 31, 2009:

                                      NUMBER     CURRENT       UNREALIZED
                          EXPIRATION    OF       NOTIONAL    APPRECIATION/
     DESCRIPTION             DATE    CONTRACTS    VALUE      (DEPRECIATION)
     ----------------------------------------------------------------------
     10 Yr. U.S.Treasury
      Notes Futures       March 2010    262    $(30,248,719)   $  695,466
     S&P 500 Emini Index
      Futures             March 2010      2        (111,070)          182
                                                               ----------
                                                               $3,444,635
                                                               ==========

The GEI Total Return Fund was invested in the following countries at December 31, 2009: (unaudited)

                                      PERCENTAGE (BASED ON
                      COUNTRY            MARKET VALUE)
                      -------         --------------------
                      United States..        69.70%
                      United Kingdom.         4.49%
                      Japan..........         3.62%
                      Switzerland....         3.16%
                      France.........         3.08%
                      Germany........         2.44%
                      Canada.........         2.12%
                      Brazil.........         1.58%
                      China..........         1.15%
                      South Korea....         1.07%
                      Spain..........         1.05%
                      Taiwan.........         0.85%
                      Netherlands....         0.68%
                      Italy..........         0.64%
                      Australia......         0.60%
                      Russia.........         0.49%
                      South Africa...         0.34%
                      India..........         0.34%
                      Hong Kong......         0.33%
                      Ireland........         0.21%
                      Luxembourg.....         0.20%
                      Mexico.........         0.20%
                      Cayman Islands.         0.19%
                      Sweden.........         0.16%
                      Chile..........         0.14%
                      Denmark........         0.11%
                      Turkey.........         0.10%
                      Finland........         0.10%
                      Indonesia......         0.09%
                      Philippines....         0.07%
                      Singapore......         0.06%
                      Peru...........         0.06%
                      Malaysia.......         0.06%
                      Israel.........         0.05%

                                         PERCENTAGE (BASED ON
                   COUNTRY                  MARKET VALUE)
                   -------               --------------------
                   Czech Republic.......          0.04%
                   Venezuela............          0.04%
                   United Arab Emirates.          0.04%
                   Kazakhstan...........          0.04%
                   Egypt................          0.04%
                   Bermuda..............          0.03%
                   Honduras.............          0.03%
                   Colombia.............          0.03%
                   Austria..............          0.03%
                   Qatar................          0.02%
                   Thailand.............          0.02%
                   Croatia..............          0.02%
                   Lithuania............          0.02%
                   Netherland Antilles..          0.01%
                   Dominican Republic...          0.01%
                   El Salvador..........          0.01%
                   Jamaica..............          0.01%
                   Poland...............          0.01%
                   Sri Lanka............          0.01%
                   Ghana................          0.01%
                   Lebanon..............          0.00%
                   Belize...............          0.00%
                   Argentina............          0.00%
                                                ------
                                                100.00%
                                                ======

The GEI Total Return Fund was invested in the following industries at December 31, 2009:

                                                PERCENTAGE (BASED ON
           INDUSTRY                                MARKET VALUE)
           --------                             --------------------
           Short-Term..........................        16.72%
           Corporate Notes.....................         8.10%
           Agency Mortgage Backed..............         6.30%
           Commercial Banks....................         4.50%
           U.S. Treasuries.....................         4.50%
           Oil, Gas & Consumable Fuels.........         4.26%
           Capital Markets.....................         2.89%
           Communications Equipment............         2.53%
           Metals & Mining.....................         2.43%
           Insurance...........................         2.24%
           Pharmaceuticals.....................         2.24%
           Chemicals...........................         2.09%
           Software............................         1.95%
           Healthcare Equipment & Supplies.....         1.94%
           Wireless Telecommunication Services.         1.93%
           Media...............................         1.77%
           Semiconductors & Semiconductor
            Equipment..........................         1.77%
           Specialty Retail....................         1.76%
           Energy Equipment & Services.........         1.68%
           Non-Agency Collateralized Mortgage
            Obligations........................         1.59%
           Food Products.......................         1.59%
           Biotechnology.......................         1.53%
           Diversified Financial Services......         1.49%
           IT Services.........................         1.44%
           Healthcare Providers & Services.....         1.25%
           Commercial Services & Supplies......         1.10%
           Industrial Conglomerates............         1.06%

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

TOTAL RETURN FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                                                  PERCENTAGE (BASED ON
          INDUSTRIES                                 MARKET VALUE)
          ----------                              --------------------
          Beverages..............................          1.01%
          Electric Utilities.....................          0.98%
          Aerospace & Defense....................          0.95%
          Household Products.....................          0.93%
          Multi-Utilities........................          0.86%
          Computers & Peripherals................          0.84%
          Food & Staples Retailing...............          0.77%
          Automobiles............................          0.76%
          Internet Software & Services...........          0.72%
          Real Estate Management &
           Development...........................          0.71%
          Asset Backed...........................          0.70%
          Diversified Telecommunication Services.          0.68%
          Machinery..............................          0.65%
          Life Sciences Tools & Services.........          0.64%
          Multiline Retail.......................          0.53%
          Electrical Equipment...................          0.51%
          Construction & Engineering.............          0.49%
          Exchange Traded Funds..................          0.46%
          Hotels Restaurants & Leisure...........          0.41%
          Sovereign Bonds........................          0.40%
          Electronic Equipment, Instruments &
           Components............................          0.38%
          Personal Products......................          0.36%
          Textiles Apparel & Luxury Goods........          0.36%
          Agency Collateralized Mortgage
           Obligations...........................          0.32%
          Other Investments......................          0.21%
          Construction Materials.................          0.21%
          Professional Services..................          0.17%
          Tobacco................................          0.16%
          Household Durables.....................          0.15%
          Building Products......................          0.14%
          Water Utilities........................          0.12%
          Real Estate Investment Trusts (REIT's).          0.11%
          Road & Rail............................          0.11%
          Thrifts & Mortgage Finance.............          0.11%
          Trading Companies & Distributors.......          0.10%
          Paper & Forest Products................          0.07%
          Gas Utilities..........................          0.07%
          Auto Components........................          0.05%
          Municipal Bonds and Notes..............          0.07%
          Marine.................................          0.04%
          Transportation Infrastructure..........          0.02%
          Independent Power Producers & Energy
           Traders...............................          0.02%
                                                         ------
                                                         100.00%
                                                         ======

See Notes to Schedules of Investments on page 25 and Notes to Financial Statements on page 32.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $57,473,667 or 2.24% of the net assets of the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)Coupon amount represents effective yield.

(e)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i)Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

(j)Step coupon bond. Security becomes interest bearing at a future date.

(k)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(l)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(m)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund

(n)Illiquid securities. At December 31, 2009, these securities amounted to $986,040 or 0.04% of net assets for the GE Investments Total Return Fund. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(o)Sponsored by Barclay's Global Investors, an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(q)Securities in default.

*  Less than 0.1%.

** Amount is less than $ 0.01.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

              ADR     American Depository Receipt

              GDR     Global Depository Receipt

              REGD.   Registered

              REIT    Real Estate Investment Trust

              REMIC   Real Estate Mortgage Investment Conduit

              SPDR    Standard & Poors Depository Receipts

              STRIPS  Separate Trading of Registered Interest and
                      Principal of Security

              TBA     To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

TOTAL RETURN FUND

                                            ------------------------------------------------------------------------------
                                                                               CLASS 1
                                            ------------------------------------------------------------------------------
                                                 12/31/09        12/31/08/(D)/       12/31/07        12/31/06     12/31/05
                                            ----------         ------------       ----------      ----------      --------
INCEPTION DATE                                      --                 --                 --              --        7/1/85
Net asset value, beginning of period....... $    12.75          $   18.61         $    17.69      $    16.04      $  15.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................       0.20**             0.35**             0.35            0.36          0.23
  Net realized and unrealized
   gains/(losses) on investments...........       2.45             (5.80)               1.71            1.84          0.36
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................       2.65             (5.45)               2.06            2.20          0.59
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................       0.19               0.34               0.35            0.31          0.23
  Net realized gains.......................         --               0.07               0.79            0.24          0.29
  Return of capital........................       0.03                 --                 --              --            --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................       0.22               0.41               1.14            0.55          0.52
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period............. $    15.18          $   12.75         $    18.61      $    17.69      $  16.04
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/..........................     20.81%           (29.28)%             11.68%/(B)/     13.75%         3.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $1,131,038          $ 989,975         $1,525,002      $1,390,230      $959,531
  Ratios to average net assets:
    Net investment income..................      1.47%              2.16%              2.20%           2.33%         1.89%
    Net Expenses...........................      0.67%/(b)(c)/      0.51%/(b)(c)/      0.52%/(c)/      0.48%/(c)/    0.45%
    Gross Expenses.........................      0.70%              0.55%              0.56%           0.53%         0.45%
    Portfolio turnover rate................       174%               203%               176%            138%          146%

                                  -------------------------------------------------------------    ------------------
                                                            CLASS 2
                                  ------------------------------------------------------------     ------------------
                                     12/31/09       12/31/08/(D)/      12/31/07     12/31/06            12/31/09
                                  --------        ------------       --------     --------     -   ----------
INCEPTION DATE                         --                 --              --       5/1/06                  --
Net asset value, beginning of
 period.......................... $ 12.71          $   18.56         $ 17.68      $ 17.03          $    12.73
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income..........    0.19**             0.35**          0.38         0.26                0.17**
  Net realized and unrealized
   gains/(losses) on investments.    2.45             (5.80)            1.67         0.94                2.45
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........    2.64             (5.45)            2.05         1.20                2.62
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.19               0.33            0.38         0.31                0.17
  Net realized gains.............      --               0.07            0.79         0.24                  --
  Return of capital..............    0.03                 --              --           --                0.03
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............    0.22               0.40            1.17         0.55                0.20
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period... $ 15.13          $   12.71         $ 18.56      $ 17.68          $    15.15
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/................  20.76%           (29.33)%          11.63%/(B)/   7.05%              20.57%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................ $18,140          $  12,830         $15,281      $     1          $1,421,191
  Ratios to average net assets:
    Net investment income........   1.41%              2.11%           1.75%        2.33%               1.26%
    Net Expenses.................   0.72%/(b)(c)/      0.56%/(b)(c)/   0.56%/(c)/   0.57%/(c)/          0.87%/(b)(c)/
    Gross Expenses...............   0.75%              0.60%           0.59%        0.64%               0.91%
    Portfolio turnover rate......    174%               203%            176%         138%                174%

                                  --------------------------------------------------
                                              CLASS 3
                                  --------------------------------------------------
                                     12/31/08/(D)/       12/31/07       12/31/06
                                  ------------        ----------      --------
INCEPTION DATE                             --                 --        5/1/06
Net asset value, beginning of
 period..........................  $    18.59         $    17.69      $  17.03
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income..........        0.34**             0.35          0.12
  Net realized and unrealized
   gains/(losses) on investments.      (5.80)               1.69          1.10
-----------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........      (5.46)               2.04          1.22
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........        0.33               0.35          0.32
  Net realized gains.............        0.07               0.79          0.24
  Return of capital..............          --                 --            --
-----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............        0.40               1.14          0.56
-----------------------------------------------------------------------------------
Net asset value, end of period... $     12.73         $    18.59      $  17.69
-----------------------------------------------------------------------------------
TOTAL RETURN/(A)/................    (29.37)%             11.56%/(B)/    7.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................  $1,110,117         $1,173,708      $396,349
  Ratios to average net assets:
    Net investment income........       2.05%              2.04%         2.09%
    Net Expenses.................       0.61%/(b)(c)/      0.61%/(c)/    0.62%/(c)/
    Gross Expenses...............       0.65%              0.65%         0.69%
    Portfolio turnover rate......        203%               176%          138%

See Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund ("GE Money Market Fund").
(c)Reflects GEAM's contractual arrangement with GE Investments Funds, Inc. to limit the Fund's total operating expenses of each class share (excluding class specific expenses) to 0.32% of the average daily net assets of the Fund attributable to such class share on an annual basis. Please see Note 4 of the Notes to Financial Statements for further details.
(d)Less than $0.01 per share of the distribution paid was from Return of Capital.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                      TOTAL
and Liabilities DECEMBER 31, 2009                                        RETURN
                                                                          FUND
------------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $2,103,452,747)........ $2,169,217,498
  Investments in affiliated securities, at market (cost $7,373,219).      5,603,647
  Short-term Investments at market (cost $297,511,593)..............    297,530,419
  Short-term affiliated investments (at amortized cost).............    139,018,294
  Foreign cash (cost $103,118)......................................        103,150
  Receivable for investments sold...................................      4,595,456
  Income receivables................................................      6,831,339
  Receivable for fund shares sold...................................      1,607,139
  Variation margin receivable.......................................         45,168
  Other assets......................................................     16,122,395
------------------------------------------------------------------------------------
    TOTAL ASSETS....................................................  2,640,674,505
------------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders..............................            559
  Payable for investments purchased.................................     64,628,252
  Payable for fund shares redeemed..................................      1,062,819
  Payable to GEAM...................................................      1,427,214
  Accrued other expenses............................................      1,096,994
  Variation margin payable..........................................      2,089,213
------------------------------------------------------------------------------------
    TOTAL LIABILITIES...............................................     70,305,051
------------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,570,369,454
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in...................................................  2,844,471,960
  Undistributed (distribution in excess of) net investment income...       (388,440)
  Accumulated net realized gain (loss)..............................   (341,174,596)
  Net unrealized appreciation/(depreciation) on:
    Investments.....................................................     64,014,005
    Futures.........................................................      3,444,635
    Foreign currency related transactions...........................          1,890
------------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,570,369,454
------------------------------------------------------------------------------------

CLASS 1:

NET ASSETS..........................................................  1,131,038,148
Shares outstanding ($0.01 par value; unlimited shares authorized)...     74,526,386
Net asset value per share...........................................         $15.18

CLASS 2:

NET ASSETS..........................................................     18,140,267
Shares outstanding ($0.01 par value; unlimited shares authorized)...      1,199,140
Net asset value per share...........................................         $15.13

CLASS 3:

NET ASSETS..........................................................  1,421,191,039
Shares outstanding ($0.01 par value; unlimited shares authorized)...     93,833,032
Net asset value per share...........................................         $15.15

See Notes to Financial Statements.

     Statement of Operations                                     TOTAL
     FOR THE YEAR ENDED DECEMBER 31, 2009                        RETURN
                                                                  FUND
     ----------------------------------------------------------------------

     INVESTMENT INCOME
       INCOME:
         Dividend........................................... $  24,556,571
         Interest...........................................    24,553,910
         Interest from affliated investments................       415,201
         Less: Foreign taxes withheld.......................    (1,361,314)
     ----------------------------------------------------------------------
       TOTAL INCOME.........................................    48,164,368
     ----------------------------------------------------------------------

       EXPENSES:
         Advisory and administrative fees...................    10,167,344
         Distributors Fees (Notes 4)
           Service Class
             Class 1........................................     2,057,487
             Class 2........................................        37,631
             Class 3........................................     4,858,611
             Class 4........................................        80,222
         Transfer agent.....................................        35,474
         Directors' fees....................................        84,585
         Custody and accounting expenses....................       520,351
         Professional fees..................................       399,701
         Registration expenses..............................        45,060
         Other expenses.....................................       378,719
     ----------------------------------------------------------------------
       TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.......    18,665,185
     ----------------------------------------------------------------------
         Less: Expenses Waived or borne by the adviser......      (749,953)
         Less: Expenses reimbursed by the adviser...........      (335,072)
     ----------------------------------------------------------------------
         Net expenses.......................................    17,580,160
     ----------------------------------------------------------------------
       NET INVESTMENT INCOME................................    30,584,208
     ----------------------------------------------------------------------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS

         REALIZED GAIN (LOSS) ON:
           Investments......................................  (225,049,110)
           Futures..........................................    15,044,387
           Foreign currency transactions....................      (284,121)

         INCREASE IN UNREALIZED APPRECIATION ON:
           Investments......................................   610,524,213
           Futures..........................................     2,809,844
           Foreign currency transactions....................        24,416
     ----------------------------------------------------------------------
         Net realized and unrealized gain on investments....   403,069,629
     ----------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $ 433,653,837
     ----------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                           TOTAL
Changes in Net Assets                                                                                   RETURN
                                                                                                         FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED      YEAR ENDED
                                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                                 2009            2008
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................................ $   30,584,208   $   53,915,515
    Net realized gain (loss) on investments, futures, and foreign currency transactions
      and swaps...........................................................................   (210,288,844)    (129,762,612)
    Net increase (decrease) in unrealized appreciation/(depreciation) on investments,
      futures, and foreign currency translation...........................................    613,358,473     (792,228,119)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................    433,653,837     (868,075,216)
---------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.............................................................................    (14,381,282)     (25,465,260)
      Class 2.............................................................................       (226,665)        (326,074)
      Class 3.............................................................................    (16,093,364)     (27,786,517)
      Class 4.............................................................................             --             (176)
    Net realized gains
      Class 1.............................................................................             --       (5,318,774)
      Class 2.............................................................................             --          (69,064)
      Class 3.............................................................................             --       (5,975,204)
      Class 4.............................................................................             --              (41)
    Return of capital
      Class 1.............................................................................     (2,092,585)              --
      Class 2.............................................................................        (32,981)              --
      Class 3.............................................................................     (2,341,706)              --
      Class 4.............................................................................             --               --
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................    (35,168,583)     (64,941,110)
---------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................    398,485,254     (933,016,326)
---------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.............................................................................     14,984,009       12,895,842
      Class 2.............................................................................      3,853,694        6,814,144
      Class 3*............................................................................    129,173,281*     388,721,821
      Class 4.............................................................................     51,043,749            9,000
    Value of distributions reinvested
      Class 1.............................................................................     16,473,867       30,784,034
      Class 2.............................................................................        259,646          395,138
      Class 3.............................................................................     18,435,070       33,761,721
      Class 4.............................................................................             --              217
    Cost of shares redeemed
      Class 1.............................................................................    (70,379,890)    (119,670,911)
      Class 2.............................................................................     (1,548,125)      (4,090,605)
      Class 3.............................................................................    (46,736,037)     (18,666,216)
      Class 4*............................................................................    (55,604,507)*             --
---------------------------------------------------------------------------------------------------------------------------
    Net increase from share transactions..................................................     59,954,757      330,954,185
---------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................    458,440,011     (602,062,141)

NET ASSETS
  Beginning of period.....................................................................  2,111,929,443    2,713,991,584
---------------------------------------------------------------------------------------------------------------------------
  End of period........................................................................... $2,570,369,454   $2,111,929,443
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD.................................................... $     (388,440)  $       12,784
---------------------------------------------------------------------------------------------------------------------------

* SHARES OF CLASS 4 ($51,960,307) WERE TRANSFERRED TO CLASS 3 ON NOVEMBER 9, 2009, THE CLASS WAS ALSO CLOSED.

See Notes to Financial Statements.

   Statements of Changes in Net Assets (continued)            Total
   Changes in Fund Shares                                    Return
                                                              Fund
   --------------------------------------------------------------------------
                                                     Year Ended   Year Ended
                                                    December 31, December 31,
                                                        2009         2008
   --------------------------------------------------------------------------
   CHANGES IN FUND SHARES

       Class 1
       Shares sold.................................   1,110,679      788,055
       Issued for distributions reinvested.........   1,079,530    2,422,033
       Shares redeemed.............................  (5,243,835)  (7,557,024)
   --------------------------------------------------------------------------
       Net increase in fund shares.................  (3,053,626)  (4,346,936)
   --------------------------------------------------------------------------

       Class 2
       Shares sold.................................     288,188      401,179
       Issued for distributions reinvested.........      17,071       31,187
       Shares redeemed.............................    (115,478)    (246,196)
   --------------------------------------------------------------------------
       Net increase in fund shares.................     189,781      186,170
   --------------------------------------------------------------------------

       Class 3
       Shares sold.................................   9,005,295   22,764,099
       Issued for distributions reinvested.........   1,210,423    2,660,498
       Shares redeemed.............................  (3,600,902)  (1,341,496)
   --------------------------------------------------------------------------
       Net increase in fund shares.................   6,614,816   24,083,101
   --------------------------------------------------------------------------

       Class 4
       Shares sold.................................   3,713,857          513
       Issued for distributions reinvested.........          --           17
       Shares redeemed.............................  (3,714,451)          --
   --------------------------------------------------------------------------
       Net increase (decrease) in fund shares......        (594)         530
   --------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund. The Fund presently offers four classes of shares; however only three currently have shares outstanding. Shares of Class 4 were fully redeemed during the past year.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers four share classes of the Fund as investment options for variable life insurance and variable annuity contracts -- Class 1, Class 2 and Class 3. Classes 2 and 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund's shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that the use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

The inputs or methodology used for valuing securities are not an indication of the risk associated with Investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                 Level 1        Level 2       Level 3       Total
--------------------------------------------------------------------------------------
Investments in Securities+    $1,133,424,075 $1,448,066,525 $29,879,258 $2,611,369,858
Other Financial Instruments+       3,445,409             --          --      3,445,409

+SEE STATEMENT OF INVESTMENTS FOR INDUSTRY CLASSIFICATION.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                      Investments
                                                                     in Securities
----------------------------------------------------------------------------------
Balance at 12/31/08                                                  $ 16,622,263
  Accrued discounts/premiums                                             (100,176)
  Realized gain (loss)                                                 (3,094,068)
  Change in unrealized appreciation (depreciation)                      2,533,811
  Net purchases (sales)                                                18,109,320
  Net transfers in and out of Level 3                                  (4,191,892)
----------------------------------------------------------------------------------
Balance at 12/31/09                                                  $29,879,258
----------------------------------------------------------------------------------
Change in unrealized gain/(loss) for the year on level 3 securities
 still held at 12/31/09                                              $    (29,846)

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC
740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

At December 31, 2009, information on the tax cost of investments is as follows:

                                                                  Net Tax
                                                               Appreciation/
   Cost of                                                   (Depreciation) on                Undistributed
                                                               Derivatives,    Undistributed    Long-Term    Post October
 Investments                                    Net Tax          Currency         Income/         Gains        Losses
     for        Gross Tax     Gross Tax      Appreciation/          and                       (Accumulated      (see
     Tax        Unrealized    Unrealized   (Depreciation) on     other Net      (Accumulated     Capital       Detail
  Purposes     Appreciation  Depreciation     Investments         Assets       Ordinary Loss)     Loss)        Below)
--------------------------------------------------------------------------------------------------------------------------
$2,597,868,470 $183,027,203 $(169,525,815)    $13,501,388         $24,074         $12,769     $(274,787,188) $(12,853,549)

As of December 31, 2009, the Fund has capital loss carryovers, as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                    $ 21,723,574               12/31/2016
                     253,063,614               12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                    $12,452,340                 $401,209

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                  Long-Term
       Ordinary    Capital   Return of
        Income      Gains     Capital      Total
---------------------------------------------------
2009  $30,701,311  $    --   $4,467,272 $35,168,583
2008   53,455,875 11,362,592    122,643  64,941,110

Distributions to Shareholders The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency transactions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

     Undistributed
      (Distribution
      in Excess of)
     Net Investment             Accumulated
         Income               Net Realized Gain         Paid In Capital
-----------------------------------------------------------------------------
       $4,183,151                 $284,121                $(4,467,272)


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized respectively to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Fund bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                Asset Derivatives December 31, 2009              Liability Derivatives December 31, 2009
Derivatives not      ----------------------------------------------------------  ---------------------------------------
accounted for as            Location in               Notional                   Location in the     Notional
hedging instruments       the Statements            Value/No. of                   Statements      Value/No. of
under FASB                   of Assets               Contracts        Fair          of Assets       Contracts     Fair
ASC 815                   and Liabilities           Long/(Short)      Value      and Liabilities   Long/(Short)   Value
-                    ---------------------------------------------------------------------------------------------------
 Equity Contracts       Receivables, Net Assets - 200,865,133/3,517 3,137,788*         --               --         --
                        Unrealized Appreciation/
                        (Depreciation)
------------------------------------------------------------------------------------------------------------------------
 Interest Rate          Receivables, Net Assets -     5,909,429/522   306,847*
 Contracts              Unrealized Appreciation/
                        (Depreciation) on
                        Futures
------------------------------------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND EQUITY SECTION OF THE STATEMENTS OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

Derivatives not                                                                                      Change in Unrealized
accounted                                                                                               Appreciation/
for as hedging                 Location in the        Total Number of Futures/   Realized Gain or     (Depreciation) on
instruments under FASB         Statements of             Options Contracts     (Loss) on Derivatives     Derivatives
ASC 815                          Operations               Purchased/(Sold)     Recognized in Income  Recognized in Income
-------------------------------------------------------------------------------------------------------------------------
Equity Contracts         Net realized gain/ (loss)             9,601/(6,136)        14,907,695            2,421,225
                         on futures, Increase/
                         (decrease)
                         in unrealized appreciation/
                         (depreciation) on futures
-------------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts  Net realized gain/(loss)              7,754/(8,046)         136,692               388,619
                         on futures, Increase/
                         (decrease) in unrealized
                         appreciation/
                         (depreciation) on
                         futures
-------------------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. At a special meeting of shareholders of the Total Return Fund held on April 9, 2009, the Fund's shareholders approved a new annual

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

investment advisory and administrative fee of 0.50% of the average daily net assets of the Fund, which became effective on May 1, 2009. Prior to May 1, 2009, the following fee schedule had been in effect for the Fund:

                 Annualized based on average daily net assets
              -----------------------------------------------------
                   Average Daily               Advisory and
                 Net Assets of Fund        Administration Fees
              -----------------------------------------------------
                 First $100 million               0.50%
                 Next $100 million                0.45%
                 Next $100 million                0.40%
                 Next $100 million                0.35%
                 Over $400 million                0.30%

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund.

For periods prior to May 1, 2009: Pursuant to an expense limitation agreement with the Fund, GEAM had agreed to limit total operating expenses charged to Fund assets attributable to each class of shares (excluding class specific expenses such as Investor Service Plan Fees (for Class 1 shares), Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to 0.32% of the average daily net assets of the Fund attributable to such shares, in each case on an annual basis. This agreement was terminated on April 30, 2009.

Effective May 1, 2009: GEAM has entered into contractual arrangement with the Company to limit the advisory and administrative fees paid by the Fund on an annual basis to 0.48% of the average daily net assets of the Fund. The advisory and administrative fee reduced by GEAM may however be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund's Class 1 shares, after giving effect to the recoupment, would not exceed 0.80% for the fiscal year in which the recoupment is made. Unless earlier terminated or cancelled, this agreement will continue in effect until April 30, 2010. The Company may terminate the agreement without penalty upon 60 days written notice to GEAM. The agreement may also be terminated or amended by the mutual consent of the Company and GEAM.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $42,343 was charged to the Fund.

INVESTOR SERVICE PLAN -- CLASS 1 AND CLASS 3 SHARES The Company adopted an Investor Service Plan (the "Services Plan") on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Total Return Fund. The Services Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Services Plan provides that during any fiscal year, the amount of compensation paid under the Services Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1, Class 2 and Class 3 shares of the Total Return Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 2 and Class 3 shares, the Company, on behalf of the Total Return Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Total Return Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 2 and Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share classes of the Total Return Fund as an investment option under such variable contracts. Effective May 1, 2009, the amount of compensation paid under each 12b-1 Plan may not exceed: 0.25% for Class 2 shares and 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009, were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                   $2,091,105,875             $2,329,274,725

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                   $1,224,117,284              $984,969,281

SECURITY LENDING At December 31, 2009 and for the year then ended the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Total Return Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP


Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Approvals    (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

The Board also was not asked to consider for renewal the Investment Sub-Advisory Agreement with Urdang Securities Management Inc. ("Urdang") at this time since it was approved by the Board on February 25, 2009 and has an initial term of two years. It is expected to be reviewed during next year's contract renewal process/1/.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including

--------------
/1/ It is expected that Urdang will begin serving as sub-adviser to the GEI
    Total Return Fund when GEAM believes that market conditions will be favorable for real estate related investments. Although no assets have been allocated to Urdang in respect of the Total Return Fund at this time, Urdang provided updated performance and other relevant information to supplement the basis of the Board's previous approval of its Investment Sub-Advisory Agreement.

Advisory and Administrative Agreement Approvals    (unaudited)
---------------------------------------------------------------

analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, GEAM's asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance in certain periods. The Board members discussed GEAM's investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED AND PROFITS REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. In this regard, the Board members considered the expense limitation agreement between the Fund and GEAM, pursuant to which GEAM had agreed to limit the total operating expenses of the Fund, which expired on April 30, 2009, and that since May 1, 2009, GEAM has agreed to waive 0.02% of its management fee for a one year period. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

Advisory and Administrative Agreement Approvals    (unaudited)
---------------------------------------------------------------


The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds from September 2003 to June 2007; Secretary of GE Institutional Funds and GE LifeStyle Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME
INVESTMENTS

Amiel Goldberg, SENIOR VICE PRESIDENT, CHIEF RISK OFFICER

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITY INVESTMENTS (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC--information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

U.S. Equity Fund
Annual Report
December 31, 2009

[LOGO] GE

GE Investments Funds, Inc.

U.S. Equity Fund                                   Contents
------------------------------------------------------------



          NOTES TO PERFORMANCE....................................  1

          MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..............  6

          NOTES TO SCHEDULE OF INVESTMENTS........................ 10

          FINANCIAL STATEMENTS

             Financial Highlights................................. 11

             Statement of Assets and Liabilities.................. 12

             Statement of Operations.............................. 13

             Statements of Changes in Net Assets.................. 14

             Notes to Financial Statements........................ 15

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 23

          ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL........... 24

          ADDITIONAL INFORMATION.................................. 27

          INVESTMENT TEAM......................................... 30


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               December 31, 2009
---------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments U.S. Equity Fund one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 Index is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.



--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

U.S. Equity Fund

--------------------------------------------------------------------------------

[PHOTO] George A. Bicher


GEORGE A. BICHER

[PHOTO] Stephen V. Gelhaus


STEPHEN V. GELHAUS

[PHOTO] Thomas R. Lincoln


THOMAS R. LINCOLN

[PHOTO] Paul C. Reinhardt


PAUL C. REINHARDT

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND THOMAS R. LINCOLN. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. A SUB-PORTFOLIO REFERS TO THE PORTION OF THE FUND'S ASSETS THAT ARE ALLOCATED TO, AND MANAGED BY, A PARTICULAR PORTFOLIO MANAGER ON THE FUND'S PORTFOLIO MANAGEMENT TEAM. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE U.S. EQUITY FUND, CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS.

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GE ASSET MANAGEMENT IN JUNE 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITIES GROUP FROM 1995 THROUGH 2001.

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE MAY 2007. MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES AT GE ASSET MANAGEMENT IN 1997 AND A PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001.
MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A. For the twelve-month period ended December 31, 2009, the U.S. Equity Fund returned 31.63% for Class 1 shares and 31.05% for Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned 26.46% and the Fund's Morningstar peer group of 464 U.S. Insurance Large Blend funds returned an average of 28.47% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, falling home prices, and the prospect of huge losses by global financial institutions. After the U.S. government passed a $790 billion stimulus bill and the Federal Reserve announced plans to pump $1.25 trillion into the economy, the S&P 500 rallied 67% through year-end off its March 9 intraday low. In addition to the unprecedented fiscal and monetary stimulus, stocks were supported by earnings reports in the second and third quarter that generally beat expectations, a pick-up in corporate acquisition activity, and strong free cash flow as companies cut capital spending and reduced their cost structures. Despite this strong snap-back, the S&P 500 still remained 29% below the high it reached in October 2007. The federal funds target rate has remained historically low -- close to zero -- for a full year, and the U.S. equity markets have applauded the Federal Reserve's pledge to keep interest rates low for an "extended period."

   Sector allocation has been important in this environment, as only the technology (+62%), materials (+49%), and consumer discretionary (+42%) sectors outperformed the S&P 500 in 2009 while the more defensive sectors lagged. Despite a 78% rise in the WTI crude price over the year, the S&P

--------------------------------------------------------------------------------

                                    [GRAPHIC]


   500 Energy sector rose only 14% in 2009, well below the 26.5% rally of the broader S&P 500 Index. In this context, the growth style of investing outperformed the value style, with the strongest returns coming from medium capitalization companies. Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. This was reinforced by the fact that most large U.S. banks passed their stress tests and credit markets strengthened. By year-end, several large commercial and investment banks had reimbursed the U.S. Treasury for the government TARP investments. Going forward, we do not expect the markets to simply reward survivorship with performance since earnings estimate achievability should matter more prospectively.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong stock selection among energy companies was a key driver of Fund performance, despite the fact that the sector overall showed lackluster performance. Emphasizing energy services companies over the large integrated oil companies paid off amid weak end market demand in refining and marketing. Transocean (+89%) and Schlumberger (+56%) were key contributors and continued to be held at year-end. Good stock selection in financials also benefited the Fund, as large positions in CME Group (+64%), Goldman Sachs (+103%) and several life insurance companies outperformed the market. One theme for these holdings was financial strength and the ability to take market share and emerge from the recession as a stronger competitor.

   A beneficial underweight in the defensive consumer staples sector was another driver to Fund performance, as this group underperformed the market averages. Later in the year, Proctor Gamble was increased to an overweight and averaged a 15% return during the period it was held. Other key single-stock contributors included Genentech, which rallied 14% on Roche's acquisition bid, and Freeport McMoRan Copper & Gold (+229%) which surged along with copper prices during the year. The strength in Genentech -- an out of benchmark holding -- was enough to offset weakness in some of our other health care holdings, including Amgen (-2%) and Gilead (-15%) as biotech companies broadly underperformed.

   Consumer discretionary and technology were the only two sectors to detract from relative performance this year. In consumer discretionary, the Fund missed strong recovery rallies in Internet retailers (e.g., Amazon and Expedia which proved too expensive for ownership) and automobile stocks, which generally lacked the degree of quality we seek in long term holdings. In the media sector, Comcast (+1%) also underperformed amid disappointing subscription growth. Within technology, while the Fund enjoyed strength in many of its diverse holdings, an underweight in Apple (+147%) created the main drag.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle, and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of relative underperformance in high-quality brand-name companies, to add several new positions during the year; among the positions established were Baxter International, Johnson & Johnson and Proctor & Gamble. We reduced our holdings in technology -- selling Affiliated Computer Systems and several semiconductor companies -- although technology remained the Fund's largest sector position. We took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. At year-end, the Fund's largest overweights were in technology, health care and financials, and the largest underweights were in consumer staples, industrials and utilities.

   Valuations for many companies remain attractive, even after the strong rebound from March through year-end. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
JULY 1, 2009 - DECEMBER 31, 2009

----------------------------------------------------------------------------------------------
                         ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                      BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------
    Class 1                    $1,000.00                $1,192.45                4.75
    Class 4                    $1,000.00                $1,189.75                7.12
----------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------
    Class 1                    $1,000.00                $1,020.66                4.38
    Class 4                    $1,000.00                $1,018.53                6.56
----------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.86% FOR CLASS 1
 SHARES AND 1.29% FOR CLASS 4 SHARES (FOR THE PERIOD JULY 1, 2009 - DECEMBER 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD)
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2009 WERE AS
  FOLLOWS: 19.25% FOR CLASS 1 SHARES, AND 18.98% FOR CLASS 4 SHARES.

U.S. Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                       [CHART]

            U.S. Equity Fund     S&P 500 Index
            ----------------     --------------
12/99          10,000.00           10,000.00
12/00           9,941.00            9,081.65
12/01           9,098.69            7,999.85
12/02           7,346.03            6,231.73
12/03           9,055.87            8,021.99
12/04           9,795.40            8,894.89
12/05          10,041.15            9,332.39
12/06          11,659.98           10,806.20
12/07          12,593.93           11,400.06
12/08           8,053.27            7,182.28
12/09          10,600.24            9,083.04



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                                      ONE   FIVE   TEN   ENDING VALUE OF A
                                      YEAR  YEAR   YEAR  $10,000 INVESTMENT
    -----------------------------------------------------------------------
    U.S. Equity Fund                 31.63% 1.59%  0.58%       10,600
    -----------------------------------------------------------------------
    S&P 500 Index                    26.46% 0.42% -0.96%        9,083
    -----------------------------------------------------------------------
    Morningstar peer group average*  28.47% 0.39% -0.81%
    -----------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                             [CHART]

                 U.S. Equity Fund           S&P 500 Index
                  ---------------            -------------
5/1/08              10,000.00                  10,000.00
6/08                 9,303.51                   9,275.57
9/08                 8,626.84                   8,499.21
12/08                6,574.78                   6,634.20
3/09                 6,103.69                   5,903.65
6/09                 7,241.92                   6,844.05
9/09                 8,260.18                   7,912.13
12/09                8,616.08                   8,389.91


--------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                         ONE     SINCE   ENDING VALUE OF A
                                         YEAR  INCEPTION $10,000 INVESTMENT
    -----------------------------------------------------------------------
    U.S. Equity Fund                    31.05%  -8.53%         8,616
    -----------------------------------------------------------------------
    S&P 500 Index                       26.46%  -9.99%         8,390
    -----------------------------------------------------------------------
    Morningstar peer group average**    28.47%
    -----------------------------------------------------------------------

INVESTMENT PROFILE                                                      [GRAPHIC]

A mutual fund designed for investors
who seek long-term growth of capital
by investing at least 80% of its net
assets in common and preferred stocks
and other types of equity securities
of issuers that are tied economically
to the U.S. under normal
circumstances.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $41,894 (in thousands)
                   [CHART]

Information Technology            22.3%
Healthcare                        15.3%
Financials                        15.2%
Energy                            11.6%
Consumer Discretionary             8.7%
Consumer Staples                   8.0%
Industrials                        7.7%
Materials                          4.2%
Telecommunication Services         3.2%
Utilities                          2.0%
Short-Term                         1.8%
Other Investments                  0.0%***



TOP TEN LARGEST HOLDINGS
AS OF DECEMBER 31, 2009
as a % of Market Value

                  --------------------------------------------
                  Microsoft Corp.                        3.41%
                  --------------------------------------------
                  --------------------------------------------
                  PepsiCo, Inc.                          2.90%
                  --------------------------------------------
                  --------------------------------------------
                  Amgen Inc.                             2.69%
                  --------------------------------------------
                  --------------------------------------------
                  Cisco Systems, Inc.                    2.47%
                  --------------------------------------------
                  --------------------------------------------
                  QUALCOMM Inc.                          2.29%
                  --------------------------------------------
                  --------------------------------------------
                  International Business Machines Corp.  2.15%
                  --------------------------------------------
                  --------------------------------------------
                  The Goldman Sachs Group, Inc           2.13%
                  --------------------------------------------
                  --------------------------------------------
                  Schlumberger Ltd.                      2.01%
                  --------------------------------------------
                  --------------------------------------------
                  The Procter & Gamble Co.               1.84%
                  --------------------------------------------
                  --------------------------------------------
                  Exxon Mobil Corp.                      1.79%
                  --------------------------------------------

* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 464, 337 AND 182 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS
  FOR THE ONE YEAR PERIOD INDICATED IN THE LARGE BLEND PEER GROUP CONSISTING OF 464 UNDERLYING ANNUITY FUNDS.
***LESS THAN 0.01%.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN
  EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                               U.S. EQUITY FUND


                                               NUMBER
                                            OF SHARES       VALUE
        COMMON STOCK -- 96.3%+
        ----------------------------------------------------------------

        AEROSPACE & DEFENSE -- 2.9%

        Alliant Techsystems, Inc...........   1,071   $    94,537 /(a)/
        CAE, Inc...........................  22,448       187,789
        Hexcel Corp........................   6,260        81,255 /(a)/
        Honeywell International Inc........   7,254       284,357
        ITT Corp...........................   5,075       252,430
        Rockwell Collins, Inc..............   3,317       183,629
        United Technologies Corp...........   2,137       148,329
                                                        1,232,326

        BEVERAGES -- 3.2%

        Brown-Forman Corp. (Class B).......     254        13,607
        Molson Coors Brewing Co. (Class B).   2,367       106,894
        PepsiCo, Inc.......................  19,956     1,213,325
                                                        1,333,826

        BIOTECHNOLOGY -- 4.4%

        Amgen Inc..........................  19,927     1,127,270 /(a)/
        Gilead Sciences, Inc...............  16,906       731,692 /(a)/
                                                        1,858,962

        CAPITAL MARKETS -- 5.5%

        Ameriprise Financial, Inc..........   4,998       194,022
        Morgan Stanley.....................   3,927       116,239
        State Street Corp..................  16,815       732,125 /(c)/
        The Bank of New York Mellon Corp...   8,747       244,654
        The Charles Schwab Corp............   5,413       101,873
        The Goldman Sachs Group, Inc.......   5,289       892,995
                                                        2,281,908

        CHEMICALS -- 2.4%

        Air Products & Chemicals, Inc......     223        18,076
        Monsanto Co........................   5,599       457,718
        Potash Corp of Saskatchewan Inc....   1,517       164,594
        Praxair, Inc.......................   3,236       259,883
        The Mosaic Company.................   1,390        83,025
                                                          983,296

        COMMERCIAL BANKS -- 0.5%

        Regions Financial Corp.............  15,397        81,450
        US Bancorp.........................   4,017        90,423
        Wells Fargo & Co...................   1,561        42,131
                                                          214,004

                                                NUMBER
                                             OF SHARES       VALUE

      COMMERCIAL SERVICES & SUPPLIES -- 0.9%

      Corrections Corporation of America....   7,694   $   188,888 /(a)/
      Iron Mountain Inc.....................   8,222       187,133 /(a)/
                                                           376,021

      COMMUNICATIONS EQUIPMENT -- 6.2%

      Cisco Systems, Inc....................  43,142     1,032,819 /(a)/
      Motorola, Inc.........................   2,082        16,156
      QUALCOMM Inc..........................  20,758       960,265
      Research In Motion Ltd................   8,483       572,942 /(a)/
                                                         2,582,182

      COMPUTERS & PERIPHERALS -- 3.8%

      Apple Inc.............................     314        66,210 /(a)/
      Hewlett-Packard Co....................  12,405       638,982
      International Business Machines Corp..   6,882       900,854
                                                         1,606,046

      CONSUMER FINANCE -- 0.3%

      Capital One Financial Corp............   3,270       125,372

      DIVERSIFIED FINANCIAL SERVICES -- 4.7%

      Bank of America Corp..................  44,049       663,378
      CME Group Inc.........................   1,794       602,694
      JPMorgan Chase & Co...................  17,127       713,682
                                                         1,979,754

      DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%

      AT&T Inc..............................  11,157       312,731
      Verizon Communications Inc............   4,463       147,859 /(d)/
                                                           460,590

      ELECTRIC UTILITIES -- 1.4%

      Edison International..................   6,248       217,305
      Entergy Corp..........................   1,339       109,584
      FPL Group, Inc........................   2,221       117,313
      Northeast Utilities...................   6,108       157,525
                                                           601,727

      ELECTRICAL EQUIPMENT -- 0.7%

      ABB Ltd. ADR..........................  10,711       204,580 /(a)/
      Emerson Electric Co...................   1,744        74,294
                                                           278,874

      ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

      Corning Inc...........................  12,980       250,644

      ENERGY EQUIPMENT & SERVICES -- 4.0%

      Halliburton Co........................   6,828       205,455
      National Oilwell Varco, Inc...........   2,455       108,241 /(a)/
      Schlumberger Ltd......................  12,962       843,697
      Transocean Ltd........................   6,330       524,124 /(a)/
                                                         1,681,517

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES       VALUE

         FOOD & STAPLES RETAILING -- 0.1%

         CVS Caremark Corp...............   1,785   $    57,495

         FOOD PRODUCTS -- 1.4%

         Archer-Daniels-Midland Co.......   1,786        55,920
         Kraft Foods Inc. (Class A)......   4,373       118,858
         McCormick & Company Inc.........   8,125       293,556
         Nestle S.A. ADR.................   2,231       107,869
                                                        576,203

         HEALTHCARE EQUIPMENT & SUPPLIES -- 4.4%

         Baxter International Inc........   4,940       289,879
         Becton Dickinson & Co...........   2,433       191,866
         Boston Scientific Corp..........   9,818        88,362 /(a)/
         Covidien PLC....................  14,641       701,157
         Hologic, Inc....................   7,620       110,490 /(a)/
         Medtronic, Inc..................   4,915       216,162
         ResMed, Inc.....................   4,788       250,269 /(a)/
                                                      1,848,185

         HEALTHCARE PROVIDERS & SERVICES -- 2.7%

         Aetna Inc.......................   3,232       102,454
         Cardinal Health, Inc............   6,337       204,305
         Express Scripts, Inc............   5,346       462,162 /(a)/
         McKesson Corp...................   1,071        66,937
         UnitedHealth Group, Inc.........   9,916       302,240
                                                      1,138,098

         HOTELS RESTAURANTS & LEISURE -- 0.4%

         Carnival Corp...................   5,924       187,732 /(a)/

         HOUSEHOLD DURABLES -- 0.1%

         MDC Holdings, Inc...............     699        21,697

         HOUSEHOLD PRODUCTS -- 2.3%

         Clorox Co.......................   1,027        62,647
         Kimberly-Clark Corp.............   1,964       125,126
         The Procter & Gamble Co.........  12,688       769,273
                                                        957,046

         INDUSTRIAL CONGLOMERATES -- 0.5%

         Siemens AG ADR..................     714        65,474
         Textron, Inc....................   7,771       146,173
                                                        211,647

         INSURANCE -- 3.2%

         ACE Ltd.........................   5,776       291,110
         AFLAC Inc.......................   4,655       215,294
         AON Corp........................   2,945       112,911
         MetLife, Inc....................   5,802       205,101
         PartnerRe Ltd...................   1,555       116,096
         Principal Financial Group, Inc..   4,909       118,012
         Prudential Financial, Inc.......   5,549       276,118
                                                      1,334,642

                                                NUMBER
                                             OF SHARES       VALUE

       INTERNET SOFTWARE & SERVICES -- 1.3%

       AOL Inc..............................   1,367   $    31,824 /(a)/
       Baidu, Inc ADR.......................     251       103,219 /(a)/
       Google Inc. (Class A)................     638       395,547 /(a)/
                                                           530,590

       IT SERVICES -- 3.6%

       Accenture PLC........................     568        23,572
       Cognizant Technology Solutions Corp.
        (Class A)...........................   4,124       186,817 /(a)/
       Paychex, Inc.........................   3,789       116,095
       The Western Union Co.................  38,110       718,373
       Visa, Inc. (Class A).................   5,336       466,687
                                                         1,511,544

       LIFE SCIENCES TOOLS & SERVICES -- 0.9%

       Life Technologies Corp...............   2,614       136,529 /(a)/
       Thermo Fisher Scientific, Inc........   5,037       240,215 /(a)/
                                                           376,744

       MACHINERY -- 1.0%

       Deere & Co...........................   3,660       197,969
       Eaton Corp...........................   2,455       156,187
       Navistar International Corp..........   1,677        64,816 /(a)/
                                                           418,972

       MEDIA -- 4.0%

       Comcast Corp. (Class A)..............   2,006        32,116
       DIRECTV (Class A)....................   7,242       241,521 /(a)/
       Liberty Global, Inc. (Series C)......   6,641       145,106 /(a)/
       Omnicom Group Inc....................  16,745       655,567
       The Walt Disney Co...................   4,909       158,315
       Time Warner Inc......................  15,038       438,207
                                                         1,670,832

       METALS & MINING -- 1.6%

       Allegheny Technologies Inc...........   6,908       309,271
       Barrick Gold Corp....................   2,678       105,460
       Freeport-McMoRan Copper & Gold Inc...   3,019       242,395 /(a)/
                                                           657,126

       MULTILINE RETAIL -- 1.2%

       Kohl's Corp..........................   1,546        83,376 /(a)/
       Target Corp..........................   8,556       413,854
                                                           497,230

       MULTI-UTILITIES -- 0.5%

       Dominion Resources, Inc..............   5,579       217,135

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------


                                                 NUMBER
                                              OF SHARES       VALUE

      OIL, GAS & CONSUMABLE FUELS -- 7.7%

      Apache Corp............................   2,805   $   289,392
      Chesapeake Energy Corp.................   1,250        32,350
      Chevron Corp...........................   6,724       517,681
      Devon Energy Corp......................   5,121       376,393
      Exxon Mobil Corp.......................  11,025       751,795 /(d)/
      Marathon Oil Corp......................  15,828       494,150
      Occidental Petroleum Corp..............   3,776       307,178
      Southwestern Energy Co.................   4,449       214,442 /(a)/
      Suncor Energy Inc......................   6,106       215,603
                                                          3,198,984

      PAPER & FOREST PRODUCTS -- 0.3%

      Weyerhaeuser Co........................   2,678       115,529

      PERSONAL PRODUCTS -- 0.1%

      Avon Products, Inc.....................     893        28,129

      PHARMACEUTICALS -- 2.9%

      Abbott Laboratories....................   1,339        72,293
      Bristol-Myers Squibb Co................  19,275       486,694
      Johnson & Johnson......................   5,133       330,617
      Merck & Company Inc....................     982        35,882
      Pfizer Inc.............................  14,951       271,959
                                                          1,197,445

      REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

      CB Richard Ellis Group, Inc. (Class A).  10,051       136,392 /(a)/

      ROAD & RAIL -- 0.7%

      Union Pacific Corp.....................   4,903       313,302

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%

      Intel Corp.............................  29,482       601,433
      Kla-Tencor Corp........................     580        20,973
      Microchip Technology Inc...............   2,455        71,342
      Nvidia Corp............................   1,785        33,344 /(a)/
      Taiwan Semiconductor Manufacturing
       Company Ltd. ADR......................   9,819       112,329
      Texas Instruments Inc..................   3,481        90,715
                                                            930,136

      SOFTWARE -- 4.3%

      Intuit, Inc............................   6,403       196,636 /(a)/
      Microsoft Corp.........................  46,809     1,427,206 /(d)/
      Oracle Corp............................   6,248       153,326
                                                          1,777,168

      SPECIALTY RETAIL -- 2.9%

      Bed Bath & Beyond, Inc.................  12,099       467,384 /(a)/
      Lowe's Companies, Inc..................  28,591       668,743
      Staples, Inc...........................   3,259        80,139
                                                          1,216,266

                                                NUMBER
                                             OF SHARES        VALUE

     TEXTILES APPAREL & LUXURY GOODS -- 0.1%

     NIKE, Inc. (Class B)...................     357   $    23,587

     TOBACCO -- 0.9%

     Altria Group, Inc......................   2,231        43,795
     Philip Morris International Inc........   7,154       344,751
                                                           388,546

     WIRELESS TELECOMMUNICATION SERVICES -- 2.1%

     American Tower Corp. (Class A).........   6,322       273,174    /(a)/
     NII Holdings, Inc......................  18,102       607,865    /(a)/
                                                           881,039

     TOTAL COMMON STOCK
      (COST $37,051,695)....................            40,266,490
     ----------------------------------------------------------------------
     PREFERRED STOCK -- 0.4%
     ----------------------------------------------------------------------

     DIVERSIFIED FINANCIAL SERVICES
     Bank of America Corp.
      (COST $160,320).......................  10,688       159,465  /(a,e)/
     ----------------------------------------------------------------------
     EXCHANGE TRADED FUNDS -- 1.7%
     ----------------------------------------------------------------------

     Financial Select Sector SPDR Fund......   9,821       141,324    /(g)/
     Industrial Select Sector SPDR Fund.....  20,644       573,697    /(g)/

     TOTAL EXCHANGE TRADED FUNDS
      (COST $891,689).......................               715,021
     ----------------------------------------------------------------------
     OTHER INVESTMENTS -- 0.0%*
     ----------------------------------------------------------------------
     GEI Investment Fund
      (COST $11,846)........................                 9,003    /(f)/

     TOTAL INVESTMENTS IN SECURITIES
      (COST $38,115,550)....................            41,149,979
     ----------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 1.8%
     ----------------------------------------------------------------------
     GE Money Market Fund Institutional
      Class 0.01%
      (COST $743,931).......................               743,931  /(b,h)/

     TOTAL INVESTMENTS
      (COST $38,859,481)....................            41,893,910

     LIABILITIES IN EXCESS OF OTHER ASSETS,
      NET -- (0.2)%.........................               (93,693)
                                                       -----------

     NET ASSETS -- 100.0%...................           $41,800,217
                                                       ===========

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            December 31, 2009
---------------------------------------------------------------------

                                  OTHER INFORMATION
                                  -------------------------

The GEI U.S. Equity Fund had the following short futures contracts open at December 31, 2009

                                      NUMBER   CURRENT
                          EXPIRATION    OF     NOTIONAL   UNREALIZED
          DESCRIPTION        DATE    CONTRACTS  VALUE    APPRECIATION
          -----------------------------------------------------------
          S&P 500 EMini
           Index Futures  March 2010     1     $(55,535)     $462

See Notes to Schedules of Investments on page 10 and Notes to Financial Statements on page 15.

Notes to Schedules of Investments                  December 31, 2009
---------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

(f)GE Asset Management Incorporated (GEAM) is the investment advisor of the Fund and also serves as investment advisor of the GEI Investment Fund.

(g)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(h)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund

*  Less than 0.1%.

+  Percentages are based on net assets as of December 31, 2009.

Abbreviations:

                  ADR   American Depository Receipt
                  SPDR  Standard & Poors Depository Receipts
                  TBA   To be Announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                            --------------------------------------------------------
                                                                    CLASS 1
                                            -------------------------------------------------------
                                              12/31/09      12/31/08    12/31/07 12/31/06  12/31/05
                                            --------      --------      -------- --------  -------- -
INCEPTION DATE                                   --            --            --        --   1/3/95
Net asset value, beginning of period....... $ 22.44       $ 36.41       $ 39.02  $  34.06  $ 33.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.30          0.37          0.45      0.53     0.39
  Net realized and unrealized
   gains/(losses) on investments...........    6.80        (13.52)         2.70      4.96     0.46
--------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    7.10        (13.15)         3.15      5.49     0.85
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.31          0.36          0.44      0.53     0.40
  Net realized gains.......................    0.00          0.46          5.32        --       --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.31          0.82          5.76      0.53     0.40
--------------------------------------------------------------------------------------------------------
Net asset value, end of period............. $ 29.23       $ 22.44       $ 36.41  $  39.02  $ 34.06
--------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/..........................   31.63%       (36.05)%        8.01%    16.12%    2.51%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $41,792       $37,917       $77,777  $101,885  $98,883
  Ratios to average net assets:
    Net investment income..................    1.11%         1.03%         0.94%     1.43%    1.06%
    Expenses...............................    0.86%/(b)/    0.72%/(b)/    0.66%     0.63%    0.63%
  Portfolio turnover rate..................      46%           56%           55%       45%      40%

                                            ----------------------------
                                                      CLASS 4
                                            ----------------------------
                                              12/31/09       12/31/08
                                            --------      --------
INCEPTION DATE                                   --        5/1/08
Net asset value, beginning of period....... $ 22.47       $ 35.32
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............    0.03          0.15**
  Net realized and unrealized
   gains/(losses) on investments...........    6.95        (12.26)
------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................    6.98        (12.11)
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    0.20          0.28
  Net realized gains.......................    0.00          0.46
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................    0.20          0.74
------------------------------------------------------------------------
Net asset value, end of period.............  $29.25        $22.47
------------------------------------------------------------------------
TOTAL RETURN/(A)/..........................   31.05%       (34.25)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $     9       $     7
  Ratios to average net assets:
    Net investment income..................    0.68%         0.74%*
    Expenses...............................    1.31%/(b)/    1.17%/(b)/*
  Portfolio turnover rate..................      46%           56%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges.
(b)Reflects GEAM's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.

See Notes to Financial Statements.

Statement of Assets                                                    U.S.
and Liabilities DECEMBER 31, 2009                                     EQUITY
                                                                       FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $38,103,704)......... $41,140,976
  Investments in affiliated securities, at market (cost $11,846)..       9,003
  Short-term affiliated investments (at amortized cost)...........     743,931
  Foreign cash (cost $33).........................................          33
  Income receivables..............................................      47,180
  Receivable for fund shares sold.................................       1,984
  Variation margin receivable.....................................         570
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  41,943,677
-------------------------------------------------------------------------------

LIABILITIES
  Distribution payable to shareholders............................           3
  Payable for fund shares redeemed................................      12,103
  Payable to GEAM.................................................      19,505
  Accrued other expenses..........................................     111,849
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................     143,460
-------------------------------------------------------------------------------
NET ASSETS........................................................ $41,800,217
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................  50,064,658
  Undistributed (distribution in excess of)
    net investment income.........................................       3,181
  Accumulated net realized gain (loss)............................ (11,302,513)
  Net unrealized appreciation/(depreciation) on:
    Investments...................................................   3,034,429
    Futures.......................................................         462
-------------------------------------------------------------------------------
NET ASSETS........................................................ $41,800,217
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  41,791,600
Shares outstanding ($0.01 par value; unlimited shares authorized).   1,429,678
Net asset value per share.........................................       29.23

CLASS 4:

NET ASSETS........................................................       8,617
Shares outstanding ($0.01 par value; unlimited shares authorized).         295
Net asset value per share.........................................       29.25

See Notes to Financial Statements.

      Statement of Operations                                     U.S.
      FOR THE YEAR ENDING DECEMBER 31, 2009                      EQUITY
                                                                  FUND
      --------------------------------------------------------------------

      INVESTMENT INCOME
        INCOME:
          Dividend...........................................    $641,331
          Interest...........................................     112,547
          Interest from affiliated investments...............       3,309
          Less: Foreign taxes withheld.......................      (2,628)
      --------------------------------------------------------------------
        TOTAL INCOME.........................................     754,559
      --------------------------------------------------------------------

        EXPENSES:
          Advisory and administrative fees...................     210,900
          Distributors Fees (Notes 4)
            Class 4..........................................          33
          Transfer agent.....................................      17,918
          Directors' fees....................................       1,066
          Custody and accounting expenses....................      62,791
          Professional fees..................................      23,778
          Registration expenses..............................       3,855
          Other expenses.....................................      12,642
      --------------------------------------------------------------------
        TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.......     332,983
      --------------------------------------------------------------------
          Less: Expenses reimbursed by the adviser...........      (2,154)
      --------------------------------------------------------------------
          Net expenses.......................................     330,829
      --------------------------------------------------------------------
        NET INVESTMENT INCOME................................     423,730
      --------------------------------------------------------------------

      NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS

          REALIZED GAIN (LOSS) ON:
            Investments......................................  (6,326,726)
            Futures..........................................     (31,688)
            Foreign currency transactions....................         151

          INCREASE IN UNREALIZED APPRECIATION ON:
            Investments......................................  16,392,410
            Futures..........................................      15,882
            Foreign currency transactions....................           4
      --------------------------------------------------------------------
          Net realized and unrealized gain on investments....  10,050,033
      --------------------------------------------------------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $10,473,763
      --------------------------------------------------------------------


See Notes to Financial Statements.

Statements of                                                                                         U.S.
Changes in Net Assets                                                                                EQUITY
                                                                                                      FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED   YEAR ENDED
                                                                                           DECEMBER 31, DECEMBER 31,
                                                                                               2009         2008
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income................................................................ $   423,730  $    605,161
    Net realized gain (loss) on investments, futures and foreign currency transactions....  (6,358,263)   (4,098,376)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and foreign currency transactions...........................................  16,408,296   (20,808,739)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................  10,473,763   (24,301,954)
---------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.............................................................................    (439,224)     (594,165)
      Class 4.............................................................................         (58)          (78)
    Net realized gains
      Class 1.............................................................................          --      (757,321)
      Class 4.............................................................................          --          (132)
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................    (439,282)   (1,351,696)
---------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................  10,034,481   (25,653,650)
---------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.............................................................................     798,549     1,109,760
      Class 4.............................................................................          --        10,000
    Value of distributions reinvested
      Class 1.............................................................................     439,224     1,351,472
      Class 4.............................................................................          58           210
    Cost of shares redeemed
      Class 1.............................................................................  (7,396,085)  (16,670,624)
      Class 4.............................................................................          --            --
---------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions................................................  (6,158,254)  (14,199,182)
---------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................   3,876,227   (39,852,832)

NET ASSETS
  Beginning of period.....................................................................  37,923,990    77,776,822
---------------------------------------------------------------------------------------------------------------------
  End of period........................................................................... $41,800,217  $ 37,923,990
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF PERIOD.................................................... $     3,181  $     18,582
---------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold...............................................................................      30,844        37,873
Issued for distributions reinvested.......................................................      14,889        61,208
Shares redeemed...........................................................................    (305,851)     (545,150)
---------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares.............................................................    (260,118)     (446,069)
---------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold...............................................................................          --           283
Issued for distributions reinvested.......................................................           2            10
Shares redeemed...........................................................................          --            --
---------------------------------------------------------------------------------------------------------------------
Net increase in fund shares...............................................................           2           293
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activity and other relevant information which may include market interest rate curves, referenced credit spreads and estimated prepayment rates where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1--Quoted prices for identical investments in active markets.

   Level 2--Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3--Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves,

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based o the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

January 2010, FASS issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level land Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15,2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal gears beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

                                     Level 1   Level 2 Level 3    Total
     ---------------------------------------------------------------------
     Investments in Securities+    $41,884,907 $9,003    $--   $41,893,910
     Other Financial Instruments+          462     --     --           462

+  See Schedule of Investment for Industry Classification.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."


At December 31, 2009, information on the tax cost of investments is as follows:

                                                               Net Tax
                                                            Appreciation/                                          Post
 Cost of                                       Net Tax      (Depreciation)  Undistributed    Undistributed        October
Investments   Gross Tax    Gross Tax        Appreciation/  on Derivatives,     Income/         Long-Term          Losses
 for Tax      Unrealized   Unrealized       (Depreciation)   Currency and    (Accumulated  Gains (Accumulated   (see Detail
 Purposes    Appreciation Depreciation      on Investments other Net Assets Ordinary Loss)   Capital Loss)        Below)
------------------------------------------------------------------------------------------------------------------------------
$41,341,363   $4,655,851       $(4,103,304)    $552,547          $--            $3,224             $(8,731,501)      $(88,711)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                      $805,607                 12/31/2016
                     7,925,894                 12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2009, there were no capital loss carryover expirations.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                       88,668                      43

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary   Long-Term
                           Income  Capital Gains   Total
                    ---------------------------------------
                    2009  $439,282   $     --    $  439,282
                    2008   943,520    408,176     1,351,696

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                   Undistributed
             (Distribution in Excess of)       Accumulated
               Net Investment Income       Net Realized (Loss)
             -----------------------------------------------------
                        $151                      $(151)


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

DERIVATIVE INSTRUMENTS The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------


Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

--------------------         Asset Derivatives December 31, 2009           Liability Derivatives December 31, 2009
 Derivatives not    ----------------------------------------------------------------------------------------------
 accounted for as           Location in                 Notional             Location in       Notional
hedging instruments       the Statements              Value/No. of         the Statements    Value/No. of
    under FASB               of Assets                 Contracts   Fair       of Assets       Contracts     Fair
     ASC 815              and Liabilities             Long/(Short) Value   and Liabilities   Long/(Short)   Value
-                    ---------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets -
                            Unrealized Appreciation/
                            (Depreciation) on futures   (55,535)/1  462*         --               --         --

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND EQUITY SECTION OF THE STATEMENT OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES STATEMENT OF ASSETS AND LIABILITIES.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                        Total Number of                           Change in Unrealized
Derivatives not accounted        Location in the        Futures/Options    Realized Gain or    Appreciation/(Depreciation)
for as hedging instruments       Statements of             Contracts     (Loss) on Derivatives       on Derivatives
under FASB ASC 815                 Operations           Purchased/(Sold) Recognized in Income     Recognized in Income
--------------------------------------------------------------------------------------------------------------------------
Equity Contracts           Net realized gain/(loss) on        81/(80)           (31,688)                 15,882
                           futures, Increase/
                           (decrease)
                           in unrealized appreciation/
                           (depreciation) on futures
--------------------------------------------------------------------------------------------------------------------------

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the fiscal year ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds--GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of

Notes to Financial Statements                      December 31, 2009
---------------------------------------------------------------------

Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the period ending December 31, 2009, $634 was charged to the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2009 were as follows:

                          U.S. Government Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                        $--                        $--

                               Other Securities
              -----------------------------------------------------
                     Purchases                    Sales
              -----------------------------------------------------
                    $17,289,370                $24,051,939

SECURITY LENDING At December 31, 2009 and for the year then ended, the Fund did not participate in securities lending.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

The Shareholders and Board of Directors
GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, a series of GE Investments Funds, Inc., as of December 31, 2009, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               /s/ KPMG LLP


Boston, Massachusetts
February 25, 2010

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

The Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and all those that were present unanimously approved the continuance of the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 4 and December 11, 2009.

In considering whether to approve the Fund's investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund's advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's investment process.

In reaching their determination relating to continuance of the Fund's investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM's services continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUND.

The Board members considered the investment performance of the Fund for various periods. The Board

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------

members reviewed detailed comparisons of the performance of the Fund with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed and the likely market cycles for the investment style.

The Board, including the independent Board members, concluded that the Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED AND PROFITS REALIZED FROM THE RELATIONSHIP WITH THE FUND.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

Although the Board noted that the Fund did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Advisory and Administrative Agreement Renewal      (unaudited)
---------------------------------------------------------------


FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Director of GEAM since 1988; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to June 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of Fund from 1997 to June 2007; Vice President of Fund from September 2003 to June 2007; Vice President of GE Institutional Funds and GE LifeStyle Funds from September 2003 to June 2007; Secretary of GE Institutional Funds from 1997 to June 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to June 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to June 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  51

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years (Vice President); 3 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds and GE Institutional Funds from September 2003 to July 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since its inception; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  43

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since its inception; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Scott H. Rhodes

ASSISTANT TREASURERS

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE
OFFICER - MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME
INVESTMENTS

Amiel Goldberg, SENIOR VICE PRESIDENT, CHIEF RISK OFFICER

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITY INVESTMENTS (SINCE JULY 2009)

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING (SINCE JULY
2009)

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST (SINCE JULY 2009)

Don W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER - INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE





ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $209,700 in 2008 and $210,900 in 2009.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2008 or 2009 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2008 and $0 in 2009.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.
(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  March 24, 2010

By:   /S/EUNICE TSANG
      Eunice Tsang
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  March 24, 2010

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.